As Filed Electronically with the Securities and Exchange Commission on October 18, 2004.

Securities Act File No. 333-117809

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 1 ☒
Post-Effective Amendment No. ☐

SCUDDER TAX FREE TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	Burton M. Leibert, Esq. Mary C. Carty, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Scudder Intermediate Tax/AMT Free Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder Municipal Bond Fund

Scudder MG Investments Trust

Q&A

Q What is happening?

A Deutsche Asset Management has initiated a program to reorganize and combine selected funds within the Scudder fund family, expand product offerings across more share classes, and adjust or eliminate share classes as necessary to increase potential economies of scale for the funds’ shareholders.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to combine Scudder Municipal Bond Fund with and into Scudder Intermediate Tax/AMT Free Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments. Combining the two funds offers the potential to create greater economies of scale for the combined fund and its shareholders.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A As discussed in the enclosed prospectus/proxy statement, the combination of the two funds is intended to create greater cost efficiencies and the potential for greater economies of scale for the combined fund and its shareholders. Although there can be no guarantee, it is expected that the combined fund will have lower total operating expenses than Scudder Municipal Bond Fund. Fund shareholders who are subject to the federal alternative minimum tax are expected to be protected from such tax liability by the investment strategies of Scudder Intermediate Tax/AMT Free Fund, which currently does not invest in bonds subject to this tax.

Q&A continued

Q Will the combination of my fund be a taxable event?

A The combination is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the combination, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the combination, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the combination occurs.

Q After the combination, will I own the same number of shares?

A The value of your shares will not change as a result of the combination. It is likely that the number of shares you own will change as a result of the combination. Your shares will be exchanged at the net asset value of Scudder Intermediate Tax/AMT Free Fund, which will probably be higher or lower than the net asset value of Scudder Municipal Bond Fund.

Q What impact will the combination have on the portfolio managers who currently manage the assets of Scudder Municipal Bond Fund?

A None. The portfolio managers who currently manage the assets of Scudder Municipal Bond Fund also manage the assets of Scudder Intermediate Tax/AMT Free Fund.

Q Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. Deutsche Asset Management will bear these costs.

Q When would the combination take place?

A If approved by shareholders of Scudder Municipal Bond Fund, the combination would occur on or about December 20, 2004 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the combination, shareholders whose accounts are affected by the combination will receive a confirmation statement reflecting their new account number and number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund's proxy solicitor, at 1-888-288-5518.

SCUDDER MUNICIPAL BOND FUND

A Message from the Fund’s Chief Executive Officer

November [_], 2004

Dear Scudder Municipal Bond Fund Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Municipal Bond Fund (“Municipal Bond Fund”). While you are, of course, welcome to join us at Municipal Bond Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Approval of a proposed combination of Municipal Bond Fund into Scudder Intermediate Tax/AMT Free Fund (“Intermediate Tax/AMT Free Fund”). In this combination, your shares of Municipal Bond Fund would, in effect, be exchanged, on a tax-free basis, for shares of Intermediate Tax/AMT Free Fund with an equal net asset value.

The proposed combination is part of a program initiated by Deutsche Asset Management. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable Deutsche Asset Management to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds;

•	Adjust or eliminate share classes as necessary to maximize potential economies of scale; and

•	Focus its investment resources on core products that best meet investor needs.

The Trustees of Municipal Bond Fund recommend approval of the combination because they believe it offers fund shareholders the following benefits:

•	A similar investment opportunity in a larger asset pool that offers greater economies of scale;

•	Alternative minimum tax protection for those shareholders who are subject to this tax;

•	A lower expense ratio; and

•	Potential for a more predictable income stream.

Except for the extent to which Intermediate Tax/AMT Free Fund does not currently invest in bonds subject to the alternative minimum tax, the investment objectives and policies of Intermediate Tax/AMT Free Fund are substantially similar to those of Municipal Bond Fund. If the combination is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of this year.

Included in this booklet is information about the upcoming shareholders’ special meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Intermediate Tax/AMT Free Fund, the specific proposal being considered at the shareholders’ special meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Municipal Bond Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Municipal Bond Fund

SCUDDER MUNICIPAL BOND FUND

Notice of a Special Meeting of Shareholders

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Municipal Bond Fund:

A Special Meeting of Shareholders of Scudder Municipal Bond Fund (“Municipal Bond Fund”) will be held December 10, 2004 at 4:00 p.m. Eastern time, at the offices of Deutsche Asset Management, Inc., One South Street, Baltimore, Maryland 21202 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Municipal Bond Fund to Scudder Intermediate Tax/AMT Free Fund (“Intermediate Tax/AMT Free Fund”), in exchange for shares of Intermediate Tax/AMT Free Fund and the assumption by Intermediate Tax/AMT Free Fund of all liabilities of Municipal Bond Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Municipal Bond Fund in complete liquidation of Municipal Bond Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Municipal Bond Fund at the close of business on September 16, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the combination is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

[Insert graphic]

Joseph R. Hardiman, Chairman

Richard R. Burt

S. Leland Dill

Martin J. Gruber

Richard J. Herring

Graham E. Jones

Rebecca W. Rimel

Phillip Saunders, Jr.

William N. Searcy

William Shiebler

Robert H. Wadsworth

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

November [_], 2004

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER MUNICIPAL BOND FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 8.

We urge you to review the prospectus/proxy statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder, Municipal Bond Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

Prospectus/Proxy Statement

October [_], 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Municipal Bond Fund	Scudder Intermediate Tax/AMT Free Fund

a series of Scudder MG Investments Trust One South Street Baltimore, MD 21202 (410) 895-5000	a series of Scudder Tax Free Trust Two International Place Boston, MA 02110 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed combination of Scudder Municipal Bond Fund (“Municipal Bond Fund”) into Scudder Intermediate Tax/AMT Free Fund (“Intermediate Tax/AMT Free Fund”). Intermediate Tax/AMT Free Fund and Municipal Bond Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed combination, each shareholder of Municipal Bond Fund will receive a number of full and fractional shares of the corresponding class of Intermediate Tax/AMT Free Fund equal in value as of the date of the exchange to the total value of such shareholder’s Municipal Bond Fund shares.

This Prospectus/Proxy Statement is being mailed on or about November [_], 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Intermediate Tax/AMT Free Fund, a diversified series of an open-end, management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectuses of Intermediate Tax/AMT Free Fund, dated October 1, 2004, as supplemented from time to time, relating to Institutional Class and Investment Class shares, the applicable copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectuses of Municipal Bond Fund, dated March 1, 2004, as supplemented from time to time, relating to Institutional Class and Investment Class shares;

(iii)	the statement of additional information of Municipal Bond Fund, dated March 1, 2004, as supplemented from time to time, relating to Institutional Class and Investment Class shares;

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(iv)	the statement of additional information relating to the proposed combination, dated October [ ], 2004 (the “Merger SAI”); and

(v)	the financial statements and related Independent Registered Public Accounting Firm’s report included in Municipal Bond Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements included in Municipal Bond Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2004.

Shareholders may receive free copies of the Funds’ annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at the phone number listed above.

Like shares of Municipal Bond Fund, shares of Intermediate Tax/AMT Free Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Municipal Bond’s Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Intermediate Tax/AMT Free Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed combination between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed combination.

1.	What is being proposed?

The Trustees of Municipal Bond Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and a form of which is attached hereto as Exhibit A), which we refer to as a combination of Municipal Bond Fund with and into Intermediate Tax/AMT Free Fund. If approved by shareholders, all of the assets of Municipal Bond Fund will be transferred to Intermediate Tax/AMT Free Fund solely in exchange for (a) the issuance and delivery to Municipal Bond Fund of Institutional Class and Investment Class shares of Intermediate Tax/AMT Free Fund (“Merger Shares”) with a value equal to the value of Municipal Bond Fund’s assets net of liabilities, and (b) the assumption by Intermediate Tax/AMT Free Fund of all liabilities of Municipal Bond Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Municipal Bond Fund will be distributed to each of its shareholders, pro rata.

2.	What will happen to my shares of Municipal Bond Fund as a result of the combination?

Your shares of Municipal Bond Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Intermediate Tax/AMT Free Fund with an equal aggregate net asset value on the date of the combination.

3.	Why have the Trustees of Municipal Bond Fund recommended that I approve the combination?

The Trustees of Municipal Bond Fund believe that the combination may provide shareholders of Municipal Bond Fund with the following benefits:

•	Compatible Investment Opportunity in a Larger Fund. The combination offers shareholders of Municipal Bond Fund the opportunity to invest in a substantially larger combined fund with similar investment policies. The larger asset pool of the combined fund is expected to result in more efficient portfolio management, although there can be no guarantee. Deutsche Asset Management, Inc. (“DeAM, Inc.”), Municipal Bond Fund’s investment advisor, has advised the Trustees that Municipal Bond Fund and Intermediate Tax/AMT Free Fund have generally similar investment objectives and policies. In addition, DeAM, Inc. has advised the Trustees that the Funds have the same management team and similar investment styles and processes, except that Municipal Bond Fund may invest in bonds that are subject to the federal alternative minimum tax (“AMT”) while Intermediate Tax/AMT Free Fund does not currently make such investments.

•

Alternative Minimum Tax Protection.    The combined fund will continue to pursue the investment objectives, policies and restrictions of Intermediate Tax/AMT Free Fund. This means, among other things, that the combined fund is not

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expected to invest in obligations the interest on which is a preference item for purposes of the federal AMT. As a result, the combination is expected to provide AMT protection for those Municipal Bond Fund shareholders who are subject to this tax.

•	Lower Total Fund Operating Expenses in the Combined Fund.

•	Potential for More Predictable Income Stream Through Investments in Certain Fixed Income Investments.

The Trustees of Municipal Bond Fund have concluded that: (1) the combination is in the best interests of Municipal Bond Fund, and (2) the interests of the existing shareholders of Municipal Bond Fund will not be diluted as a result of the combination. Accordingly, the Trustees of the Municipal Bond Fund unanimously recommend approval of the Agreement and Plan of Reorganization (as defined below) and the combination as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are substantially similar. Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Intermediate Tax/AMT Free Fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation. Under normal market conditions, Municipal Bond Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. Under normal circumstances, Intermediate Tax/AMT Free Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and the federal AMT. Either fund may purchase investment grade municipal bonds of any maturity. Municipal Bond Fund may invest no more than 5% of total fund assets in below investment grade issues, while Intermediate Tax/AMT Free Fund may not invest at all in such issues. However, while Municipal Bond Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category, Intermediate Tax/AMT Free Fund may invest up to 35% of net assets in bonds rated in the fourth credit grade. In addition, Intermediate Tax/AMT Free Fund does not currently invest in securities whose income is subject to the federal AMT, whereas Municipal Bond Fund does not limit the percentage of assets that may be invested in obligations of this type. The Trustees of Municipal Bond Fund anticipate a pre-combination liquidation by Municipal Bond Fund of all investments that are not consistent with the current investment objective, policies and restrictions of Intermediate Tax/AMT Free Fund, or whose income is subject to the federal AMT. After the combination is complete, the proceeds of the liquidation would be used to invest in instruments that are appropriate investments for Intermediate Tax/AMT Free Fund. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of May 31, 2004, and of Intermediate Tax/AMT Free Fund on a pro forma combined basis, giving effect to the proposed combination:

Portfolio Composition

(as a % of Fund)

(excludes cash equivalents)

Quality	Municipal Bond Fund	Intermediate Tax/AMT Free Fund	Intermediate Tax/AMT Free Fund – Pro Forma Combined(1)
AAA	67%	78%	74%
AA	9%	13%	12%
A	12%	7%	9%
BBB	6%	2%	3%
Not Rated	6%	—	2%

	100%	100%	100%

(1)	Reflects the blended characteristics of Municipal Bond Fund and Intermediate Tax/AMT Free Fund as of May 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5.	How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the combination?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended May 31, 2004, and the pro forma estimated expenses of Intermediate Tax/AMT Free Fund assuming consummation of the combination as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Institutional Class	Investment Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Municipal Bond Fund	None	None
Intermediate Tax/AMT Free Fund	None	None
Intermediate Tax/AMT Free Fund (Pro forma combined)	None	None

Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)
Municipal Bond Fund	None	None
Intermediate Tax/AMT Free Fund	None	None
Intermediate Tax/AMT Free Fund (Pro forma combined)	None	None

Redemption Fee (as a percentage of total redemption proceeds)
Municipal Bond Fund	None	None
Intermediate Tax/AMT Free Fund	None	None
Intermediate Tax/AMT Free Fund (Pro forma combined)	None	None

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The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of May 31, 2004, Intermediate Tax/AMT Free Fund and Municipal Bond Fund had net assets of $612,739,252 and $296,647,075, respectively.

Intermediate Tax/AMT Free Fund		Municipal Bond Fund
Average Daily Net Assets	Management Fee	Management Fee
$0—$250 million	0.55%	0.40%
$250 million—$1 billion	0.52%
$1 billion—$2.5 billion	0.49%
$2.5 billion—$5 billion	0.47%
$5 billion—$7.5 billion	0.45%
$7.5 billion—$10 billion	0.43%
$10 billion—$12.5 billion	0.41%
Over $12.5 billion	0.40%

As shown below, the combination is expected to result in a lower total expense ratio for shareholders of Municipal Bond Fund. However, there can be no assurance that the combination will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses (after Waiver)
Municipal Bond Fund
Institutional Class	0.40%	None	0.16%		0.56%		0.01	%(1)	0.55%
Investment Class	0.40%	None	0.36	%(2)	0.76	%(2)	None		0.76%
Intermediate Tax/AMT Free Fund
Institutional Class	0.53%	None	0.08	%(3)	0.61%		None		0.61%
Investment Class	0.53%	None	0.28	%(2),(3)	0.81	%(2)	None		0.81%
Intermediate Tax/AMT Free Fund (Pro forma combined)(4)
Institutional Class	0.40%	None	0.08	%(3),(5)	0.48%		None		0.48%
Investment Class	0.40%	None	0.28	%(2),(3),(5)	0.68	%(2)	None		0.68%

(1)	Through February 28, 2005, the investment advisor and administrator of Municipal Bond Fund have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.55% for the Institutional Class.
(2)	Includes a shareholder servicing fee of up to 0.25%.
(3)	The Institutional and Investment share classes of Intermediate Tax/AMT Free Fund were not operational during the prior fiscal year as they are being created in connection with the proposed combination. Therefore, the other expenses listed in the table for that Fund are based on estimates for the coming fiscal year.
(4)	Through December 19, 2006, the investment advisor of Intermediate Tax/AMT Free Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.55% for Institutional Class shares and Investment Class shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees.
(5)	Other expenses are estimated, accounting for the effect of the merger.

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The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management expects the combined Fund to incur in the first year following the combination.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Municipal Bond Fund
Institutional Class[1]	$56	$178	$312	$700
Investment Class	$78	$243	$422	$942
Intermediate Tax/AMT Free Fund
Institutional Class	$62	$195	$340	$762
Investment Class	$83	$259	$450	$1,002
Intermediate Tax/AMT Free Fund (Pro forma combined)
Institutional Class	$49	$154	$269	$604
Investment Class	$69	$218	$379	$847

(1)	Includes one year of capped expenses in each period.

6.	What are the federal income tax consequences of the proposed combination?

For federal income tax purposes, no gain or loss is expected to be recognized by Municipal Bond Fund or its shareholders as a direct result of the combination. For a discussion of taxes that you may incur indirectly as a result of the combination (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Combination—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the combination?

The combination will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9.	How will I be notified of the outcome of the combination?

If the proposed combination is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next annual report of Municipal Bond Fund.

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10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Intermediate Tax/AMT Free Fund you receive will equal the total value of the shares of Municipal Bond Fund that you hold at the time of the combination. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the combination.

11.	What percentage of shareholders’ votes is required to approve the combination?

Approval of the combination will require the “yes” vote of a majority of the outstanding voting securities of Municipal Bond Fund entitled to vote at the special meeting.

The Trustees of Municipal Bond Fund believe that the proposed combination is in the best interest of Municipal Bond Fund and its shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed combination.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Intermediate Tax/AMT Free Fund and how do they compare with those of Municipal Bond Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio management team. Municipal Bond Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Intermediate Tax/AMT Free Fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation. Under normal market conditions, Municipal Bond Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. Under normal circumstances, Intermediate Tax/AMT Free Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and the federal AMT.

Municipal Bond Fund invests primarily in higher quality investment grade municipal securities. The Fund may invest no more than 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund’s portfolio managers typically maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity. There is no restriction on the percentage of the Fund’s assets that may be invested in obligations the interest on which is a preference item for purposes of the federal AMT.

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In selecting individual securities for investment, the Fund’s portfolio managers (i) use credit research conducted by full time in-house analysts to determine the issuer’s current and future potential ability to pay principal and interest; (ii) look to exploit any inefficiencies between intrinsic value and trading price; and (iii) subordinate sector weightings to individual bonds that may add above-market value.

Intermediate Tax/AMT Free Fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality, but is permitted to put up to 35% of net assets in bonds rated in the fourth credit grade, which is still considered investment grade. Although the managers can buy municipal securities of all maturities and may adjust the maturity of the Fund’s portfolio between three and ten years, they generally intend to keep it between five and ten years. The Fund does not currently invest in securities whose income is subject to the federal AMT. The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity.

Like Municipal Bond Fund, Intermediate Tax/AMT Free Fund may use various types of derivative instruments for hedging purposes and to enhance return. However, only Intermediate Tax/AMT Free Fund uses derivatives as a significant part of its hedging strategy.

Deutsche Asset Management believes that Intermediate Tax/AMT Free Fund should provide a comparable investment opportunity for shareholders of Municipal Bond Fund, although it should be noted that, unlike Municipal Bond Fund, Intermediate Tax/AMT Free Fund does not currently invest any of its assets in securities whose income is subject to the federal AMT. It is anticipated that there will be a pre-combination liquidation by Municipal Bond Fund of all investments that are not consistent with the current investment objective, policies and restrictions of Intermediate Tax/AMT Free Fund, or whose income is subject to the federal AMT.

For a more detailed description of the investment techniques used by Municipal Bond Fund and Intermediate Tax/AMT Free Fund, please see the applicable Fund’s Prospectus(es), statement of additional information and the Merger SAI.

Primary Risks.    As with any mutual fund, you may lose money by investing in Intermediate Tax/AMT Free Fund. Certain risks associated with an investment in Intermediate Tax/AMT Free Fund are summarized below. Subject to limited exceptions, the risks of an investment in Intermediate Tax/AMT Free Fund are substantially similar to the risks of an investment in Municipal Bond Fund. More detailed descriptions of the risks associated with an investment in Intermediate Tax/AMT Free Fund can be found in the current Prospectus and SAI for Intermediate Tax/AMT Free Fund.

The value of your investment in Intermediate Tax/AMT Free Fund will change with changes in the values of the investments held by Intermediate Tax/AMT Free Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Intermediate Tax/AMT Free Fund’s investments as a whole. Intermediate Tax/AMT Free Fund could be subject to additional principal risks because the types of investments it makes can change over time.

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There are several risk factors that could hurt the performance of Intermediate Tax/AMT Free Fund, cause you to lose money, or cause the performance of Intermediate Tax/AMT Free Fund to trail that of other investments.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the Fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the Fund’s effective duration and reducing the value of the security. An investment in Municipal Bond Fund is also subject to this risk; in addition, because Municipal Bond Fund may invest in mortgage-related securities, it is more vulnerable to the specific risks discussed above.

Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. An investment in Municipal Bond Fund is also subject to this risk.

In addition, Municipal Bond Fund may invest up to 5% of total Fund assets in high yield bonds. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. High yield bonds are also more illiquid and more difficult to value than investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Focused Investing Risk.    The fact that the Fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. While an investment in Municipal Bond Fund is also subject to focused investing risk, the fact that Intermediate Tax/AMT Free Fund does not intend to invest in AMT issues may cause the investments of this Fund to be more focused and may leave the Fund somewhat more susceptible to this risk.

Market Risk.    Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. An investment in Municipal Bond Fund is also subject to this risk.

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Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. An investment in Municipal Bond Fund is also subject to this risk.

Tax Liability Risk.    Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund’s income and gains will generally be subject to state taxation. An investment in Municipal Bond Fund is also subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the Fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Investment Advisors.    DeAM, Inc. is the investment advisor for Municipal Bond Fund and Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for Intermediate Tax/AMT Free Fund. Each advisor makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Each advisor is a part of Deutsche Asset Management and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeAM, Inc., DeIM, Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Both Funds are managed by the same portfolio management team.

Distributor.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of Deutsche Asset Management, is the principal underwriter and distributor of the Institutional Class and Investment Class shares of both Municipal Bond Fund and Intermediate Tax/AMT Free Fund, and acts as agent of each Fund in the continuing offer of such shares.

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Administrator.    SDI is also the administrator of the Institutional Class and Investment Class shares of Intermediate Tax/AMT Free Fund, pursuant to the Fund’s above-referenced Underwriting and Distribution Services Agreement. DeAM, Inc. serves as the administrator for Municipal Bond Fund, pursuant to its Administrative Agreement.

Trustees and Officers.    The Trustees of Scudder Tax Free Trust (of which Intermediate Tax/AMT Free Fund is a series) are different from those of Scudder MG Investments Trust (of which Municipal Bond Fund is a series). As more fully described in the statement of additional information for Intermediate Tax/AMT Free Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Tax Free Trust: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition, the officers of Scudder Tax Free Trust are different from those of Scudder MG Investments Trust. Please see the Merger SAI for further details.

Independent Registered Public Accounting Firm (“Auditors”).  PricewaterhouseCoopers LLP serves as Auditors for both Municipal Bond Fund and Intermediate Tax/AMT Free Fund.

Charter Documents.    Municipal Bond Fund is a series of Scudder MG Investments Trust, a Delaware business trust governed by Delaware law. Intermediate Tax/AMT Free Fund is a series of Scudder Tax Free Trust, a Massachusetts business trust governed by Massachusetts law. Municipal Bond Fund is governed by an Agreement and Declaration of Trust dated September 13, 1993, as amended from time to time. Intermediate Tax/AMT Free Fund is governed by an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Municipal Bond Fund and Intermediate Tax/AMT Free Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting the particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither trust is required to hold annual meetings of their shareholders. However, meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the applicable Declaration of Trust, or by the applicable By-Laws. Shares of both Funds have no preemptive, conversion or subscription rights, and are fully-paid, non-assessable (except as set forth below) and transferable. Shares of both Funds are entitled to dividends as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of a fund. The Declaration of Trust for Scudder Tax Free Trust, however, disclaims shareholder liability for the acts or obligations of Intermediate Tax/AMT Free Fund and permits notice of

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such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund, and the Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Deutsche Asset Management remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations. Under Delaware law, shareholders of a Delaware business trust also could, under certain circumstances, be held liable for the obligations of a fund. The Declaration of Trust for Scudder MG Investments Trust, of which Municipal Bond Fund is a series, contains substantially similar provisions regarding the disclaimer of liability and indemnification of shareholders as the Declaration of Trust for Scudder Tax Free Trust.

All consideration received by a trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the trust and belong irrevocably to the Fund for all purposes, subject only to the rights of creditors.

Either trust or any series thereof (including the Funds) may be terminated by vote of its Trustees, or at a meeting of its shareholders by vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Declaration of Trust governing Municipal Bond Fund may be amended and/or restated at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by a majority of the shares voted when a quorum is present. The Declaration of Trust governing Intermediate Tax/AMT Free Fund may be amended by a vote of the holders of a majority of the shares outstanding and entitled to vote. The Declaration of Trust governing Intermediate Tax/AMT Free Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations of the Internal Revenue Code, or if they determine that such a change does not materially adversely affect the rights of the shareholders.

The voting powers of shareholders of each Fund are substantially similar. However, the Declaration of Trust governing Intermediate Tax/AMT Free Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Quorum for a shareholder meeting of Scudder MG Investments Trust is 40% of the shares entitled to vote in person or by proxy, except that, where the vote is by series or class, then the quorum is 40% of the aggregate number of shares of that series or class entitled to vote. Quorum for a shareholder meeting of Scudder Tax Free Trust is one-third of the shares entitled to vote in person or by proxy, and, where the vote is by series or by class, the quorum is one-third of the aggregate number of shares of that series or class entitled to vote.

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The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Municipal Bond Fund and Intermediate Tax/AMT Free Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED COMBINATION

General.    The shareholders of Municipal Bond Fund are being asked to approve a combination between Municipal Bond Fund and Intermediate Tax/AMT Free Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The combination is structured as a transfer of all of the assets of Municipal Bond Fund to Intermediate Tax/AMT Free Fund in exchange for the assumption by Intermediate Tax/AMT Free Fund of all of the liabilities of Municipal Bond Fund and for the issuance and delivery to Municipal Bond Fund of Merger Shares of Intermediate Tax/AMT Free Fund equal in aggregate value to the net value of the assets transferred to Intermediate Tax/AMT Free Fund.

After receipt of the Merger Shares, Municipal Bond Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Municipal Bond Fund, and the legal existence of Municipal Bond Fund as a series of Scudder MG Investments Trust will be terminated. Each shareholder of Municipal Bond Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Municipal Bond Fund shares.

Prior to the date of the combination, Municipal Bond Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Intermediate Tax/AMT Free Fund, or whose income is subject to the federal AMT, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the combination. The sale of such investments may increase the taxable distribution to shareholders of the Municipal Bond Fund occurring prior to the combination above that which they would have received absent the combination.

The Trustees of Municipal Bond Fund have voted unanimously to approve the Agreement and the proposed combination and to recommend that shareholders also approve the combination. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the outstanding voting securities of Municipal Bond Fund entitled to vote at the special meeting.

In the event that the combination does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

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Background and Trustees’ Considerations Relating to the Proposed Combination. Deutsche Asset Management first proposed the combination to the Trustees of Municipal Bond Fund at a meeting held in February 2004. The combination was presented to the Trustees and considered by them as part of a broader program initiated by Deutsche Asset Management to consolidate its mutual fund lineup. This initiative is intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Adjust or eliminate share classes as necessary to maximize potential economies of scale.

The Trustees of Municipal Bond Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), conducted a thorough review of the potential implications of this program for Municipal Bond Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Trustees met on several occasions to review and discuss this program, including the proposed combination, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Trustees requested and received substantial additional information and suggested numerous changes to Deutsche Asset Management’s program, many of which were accepted.

On September 16, 2004, the Trustees of Municipal Bond Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the combination. The Trustees have also unanimously agreed to recommend that the combination be approved by shareholders.

In determining to recommend that the shareholders of Municipal Bond Fund approve the combination, the Trustees considered, among other factors:

•	The fees and expense ratios of each Fund, including comparisons between the expenses of Municipal Bond Fund and the estimated operating expenses of the combined fund, and between the estimated operating expenses of the combined fund and other mutual funds with similar investment objectives;

•	That DeIM had agreed to cap the combined fund’s operating expenses for a two-year period at levels below Municipal Bond Fund’s current operating expenses;

•	The terms and conditions of the combination and whether the combination would result in the dilution of shareholder interests;

•	Similarities between Municipal Bond Fund’s and Intermediate Tax/AMT Free Fund’s investment objectives, policies, restrictions and portfolios;

•	The service features available to shareholders of Municipal Bond Fund and Intermediate Tax/AMT Free Fund;

•	That the costs of the combination would be borne by Deutsche Asset Management;

•	Prospects for the combined fund to attract additional assets;

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•	The tax consequences of the combination on Municipal Bond Fund, Intermediate Tax/AMT Free Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of Municipal Bond Fund and Intermediate Tax/AMT Free Fund and the effect of the combination on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the combination outweighed the potentially less favorable tax attributes of the combined fund.; and

•	The investment performance of Municipal Bond Fund and Intermediate Tax/AMT Free Fund.

The Trustees also gave extensive consideration to possible economies of scale that might be realized by Deutsche Asset Management in connection with the combination, as well as the other fund combinations included in the Deutsche Asset Management restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Intermediate Tax/AMT Free Fund, as proposed to be revised upon completion of the combination.

The Trustees considered the impact of the combination on the total expenses to be borne by shareholders of the Fund. The Trustees also considered that the combination would permit the shareholders of the Fund to pursue similar investment goals in a larger fund.

Based on all of the foregoing, the Trustees concluded that Municipal Bond Fund’s participation in the combination would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Trustees of Municipal Bond Fund, including all of the Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the combination.

Agreement and Plan of Reorganization.    The proposed combination will be governed by the Agreement, a form of which is attached as Exhibit A. The Agreement provides that Intermediate Tax/AMT Free Fund will acquire all of the assets of Municipal Bond Fund solely in exchange for the assumption by Intermediate Tax/AMT Free Fund of all liabilities of Municipal Bond Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the combination (4:00 p.m. Eastern time on December 17, 2004, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Municipal Bond Fund will transfer all of its assets to Intermediate Tax/AMT Free Fund, and in exchange, Intermediate Tax/AMT Free Fund will assume all liabilities of Municipal Bond Fund and deliver to Municipal Bond Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Municipal Bond Fund attributable to shares of the corresponding class of Municipal Bond Fund, less the value of the liabilities of Municipal Bond Fund assumed by Intermediate Tax/AMT Free Fund attributable to shares of such class of Municipal Bond Fund. Immediately following the transfer of assets on the Exchange Date, Municipal Bond Fund will distribute pro rata to its shareholders of record as of the

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Valuation Time the full and fractional Merger Shares received by Municipal Bond Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Municipal Bond Fund. As a result of the proposed combination, each shareholder of Municipal Bond Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the Municipal Bond Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Intermediate Tax/AMT Free Fund in the name of such Municipal Bond Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of each Fund have determined that the proposed combination is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the combination is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the combination abandoned (i) by mutual consent of Intermediate Tax/AMT Free Fund and Municipal Bond Fund, (ii) by either party if the combination shall not be consummated by February 28, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Municipal Bond Fund approve the combination, both Funds agree to coordinate their respective portfolios, subject to each Fund’s respective investment objective and any investment restrictions, from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Municipal Bond Fund are added to the portfolio of Intermediate Tax/AMT Free Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Intermediate Tax/AMT Free Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the combination and related transactions are estimated to be $227,828. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the combination and related transactions contemplated by the Agreement, will be borne by Deutsche Asset Management.

Description of the Merger Shares.    Merger Shares will be issued to Municipal Bond Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Institutional Class and Investment Class shares of Intermediate Tax/AMT Free Fund. (Institutional Class and Investment Class shares of Intermediate Tax/AMT Free Fund are not currently offered and are being offered for the first time in connection with the combination.) Each class of Merger Shares has the same characteristics as shares of the corresponding class of Municipal Bond Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Municipal Bond Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Intermediate Tax/AMT Free Fund Prospectus, a copy of which is included with this Prospectus/Proxy Statement.

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Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion, from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Intermediate Tax/AMT Free Fund of all of the assets of Municipal Bond Fund solely in exchange for Merger Shares and the assumption by Intermediate Tax/AMT Free Fund of all of Municipal Bond Fund liabilities followed by the distribution by Municipal Bond Fund to its shareholders of Merger Shares in complete liquidation of Municipal Bond Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Municipal Bond Fund and Intermediate Tax/AMT Free Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the transfer of Municipal Bond Fund’s assets to and the assumption of the Municipal Bond Fund liabilities by Intermediate Tax/AMT Free Fund or upon the distribution of the Merger Shares to Municipal Bond Fund’s shareholders in liquidation of Municipal Bond Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Municipal Bond Fund on the exchange of their shares of Municipal Bond Fund for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by Municipal Bond Fund’s shareholders will be the same as the aggregate basis of Municipal Bond Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of Municipal Bond Fund will include the holding periods of Municipal Bond Fund shares exchanged therefor, provided that at the time of the reorganization Municipal Bond Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by Intermediate Tax/AMT Free Fund upon the receipt of assets of Municipal Bond Fund in exchange for Merger Shares and the assumption by Intermediate Tax/AMT Free Fund of the liabilities of Municipal Bond Fund;

(vii)	under Section 362(b) of the Code, the basis in the hands of Intermediate Tax/AMT Free Fund of the assets of Municipal Bond Fund transferred to Intermediate Tax/AMT Free Fund will be the same as the basis of such assets in the hands of Municipal Bond Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Municipal Bond Fund in the hands of Intermediate Tax/AMT Free Fund will include the periods during which such assets were held by Municipal Bond Fund.

Intermediate Tax/AMT Free Fund’s ability to carry forward the pre-combination losses of Municipal Bond Fund technically will be limited as a result of the combination. The effect of this limitation, however, will depend on the amount of losses

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in each fund at the time of the combination. For example, if the combination were to have occurred on April 30, 2004, the effects of such limitation would have had no impact due to the size of Municipal Bond Fund’s pre-combination losses, which equaled approximately 1% of its net asset value.

This description of the federal income tax consequences of the combination is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the combination, including the applicability and effect of state, local, non-U.S. and other tax laws.

While as noted above, no tax liability for shareholders is expected to arise directly from the combination, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the combination.

The portfolio turnover rate for Intermediate Tax/AMT Free Fund, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended May 31, 2004 was 23%. The portfolio turnover rate for Municipal Bond Fund for the fiscal year ended October 31, 2003 was 18%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to declare dividends daily and distribute dividends monthly from its net investment income and distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Municipal Bond Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in Fund performance. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, does not have any fees or expenses). Because the inception date for Institutional Class and Investment Class shares of Intermediate Tax/AMT Free Fund is August 31, 2004, performance figures for these classes are not available for periods prior to that date. The bar chart and table reflect the performance of the Fund’s original share class, Class S. Class S shares

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are invested in the same portfolio and its annual total returns would differ from Institutional Class and Investment Class only to the extent that Class S has higher fees and expenses. Because the inception date for Investment Class shares of Municipal Bond Fund was July 30, 1997, performance figures for that class for periods prior to that date are based on the Fund’s original shares class (Institutional Class), adjusted to reflect the different gross annual operating expenses of Investment Class shares. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns

Intermediate Tax/AMT Free Fund

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the bar chart:

Best Quarter: 5.09%, Q2, 1995                     Worst Quarter: -4.02%, Q2, 1994

Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Institutional Class

For the periods included in the bar chart:

Best Quarter: 5.16%, Q1 1995                     Worst Quarter: -2.98%, Q1 1994

Institutional Class year-to-date performance through September 30, 2004 was 2.54% for Municipal Bond Fund, and Class S year-to-date performance through September 30, 2004 was 2.47% for Intermediate Tax/AMT Free Fund.

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Average Annual Total Returns (for periods ending 12/31/03)

	Past 1 year	Past 5 years	Past 10 years
Intermediate Tax/AMT Free Fund*
Class S (before taxes)	3.81%	4.88%	5.17%
Class S (after taxes on distributions)	3.81%	4.84%	5.06%
Class S (after taxes on distributions and sale of Fund shares)	3.81%	4.78%	5.01%
Index 1 (reflects no deduction for fees, expenses or taxes)	5.45%	5.92%	5.85%
Index 2 (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%

Municipal Bond Fund**
Institutional Class (before taxes)	4.78%	4.95%	5.60%
Institutional Class (after taxes on distributions)	4.78%	4.95%	5.56%
Institutional Class (after taxes on distributions and sale of Fund shares)	4.65%	4.91%	5.51%
Investment Class (before taxes)	4.86%	4.76%	5.37	%***
Index 3 (reflects no deduction for fees, expenses or taxes)	4.19%	5.47%	5.42%

Index 1:    The Lehman Seven Year Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Index 2:    The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Index 3:    The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

*	Total returns for Intermediate Tax/AMT Free Fund from 1993 through 1995 would have been lower if operating expenses hadn’t been reduced.
**	Total returns for Municipal Bond Fund from 2000 through 2003 would have been lower if operating expenses hadn’t been reduced.
***	The Fund’s Investment Class Shares commenced operations on July 30, 1997.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or 1-800-730-1313 (for Institutional Class shares) or 1-800-621-1048 (for Investment Class shares) or visit the Scudder website at www.scudder.com.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns for Intermediate Tax/AMT Free Fund are shown for Class S shares only and would vary for Institutional Class and Investment Class shares. After-tax returns for Municipal Bond

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Fund are shown for Institutional Class shares only and would vary for Investment Class shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of May 31, 2004 and of Intermediate Tax/AMT Free Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Intermediate Tax/AMT Free Fund	Municipal Bond Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$86,744,351		$—	$86,744,351
Class B Shares	$9,446,811		$—	$9,446,811
Class C Shares	$14,074,646		$—	$14,074,646
Class S Shares	$494,860,303		$—	$494,860,303
Class AARP Shares	$7,613,411		$—	$7,613,411
Investment Class Shares		$25,601,572	$—	$25,601,572
Institutional Class Shares		$271,045,503	$—	$271,045,503

Total Net Assets	$612,739,252	$296,647,075		$909,386,327

Shares Outstanding
Class A Shares	7,705,516		—	7,705,516
Class B Shares	838,711		—	838,711
Class C Shares	1,250,558		—	1,250,558
Class S Shares	43,937,528		—	43,937,528
Class AARP Shares	675,701		—	675,701
Investment Class Shares		2,329,646	(55,972)	2,273,674
Institutional Class Shares		24,699,119	(627,582)	24,071,537
Net Asset Value per Share
Class A Shares	$11.26			$11.26
Class B Shares	$11.26			$11.26
Class C Shares	$11.25			$11.25
Class S Shares	$11.26			$11.26
Class AARP Shares	$11.27			$11.27
Investment Class Shares		$10.99		$11.26
Institutional Class Shares		$10.97		$11.26

(1)	Assumes the merger had been consummated on May 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Intermediate Tax/AMT Free Fund will be received by the shareholders of Municipal Bond Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Intermediate Tax/AMT Free Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of May 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Intermediate Tax/AMT Free Fund will be the surviving Fund following the combination, and because Intermediate Tax/AMT Free Fund’s investment objectives and policies will remain unchanged, the pro forma

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combined financial statements reflect the transfer of the assets and liabilities of Municipal Bond Fund to Intermediate Tax/AMT Free Fund as contemplated by the Agreement.

The Trustees of Municipal Bond Fund, including the independent Trustees, unanimously recommend approval of the combination.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed combination of Municipal Bond Fund with and into Intermediate Tax/AMT Free Fund and the solicitation of proxies by and on behalf of the Trustees of Municipal Bond Fund for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting is to be held December 10, 2004 at 4:00 p.m. Eastern time, at the offices of DeAM, Inc., One South Street, Baltimore, Maryland 21202, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November [_], 2004.

As of September 16, 2004, Municipal Bond Fund had the following shares outstanding:

Share Class	Number of Shares
Institutional Class	20,815,314.45
Investment Class	2,384,863.13

Only shareholders of record on September 16, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Municipal Bond Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Municipal Bond Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the outstanding voting securities of Municipal Bond Fund entitled to vote at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Municipal Bond Fund at the close of business on September 16, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 40% of the shares of Municipal Bond Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to

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transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Municipal Bond Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of September 16, 2004, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of Municipal Bond Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Municipal Bond Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	46.86%

Institutional	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FDS-NO LOADS-5TH FL 200 LIBERTY ST NEW YORK, NY 10281-1003	6.66%

Institutional	SEI TRUST CO C/O CBWM ATTN MUTUAL FUNDS 1 FREEDOM VALLEY DR OAKS, PA 19456	6.84%

Investment	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	30.31%

Investment	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FDS-NO LOADS-5TH FL 200 LIBERTY ST NEW YORK, NY 10281-1003	51.85%

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To the best of the knowledge of Intermediate Tax/AMT Free Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Intermediate Tax/AMT Free Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97EP6 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE, FL 32246-6484	34.94%

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97EP6 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE, FL 32246-6484	13.07%

B	ELSIE P VILES PO BOX 319 AUGUSTA, ME 04332-0319	7.35%

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97EP6 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE, FL 32246-6484	41.99%

S	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	8.79%

AARP	CAROLINA M WOLFF CYNTHIA A R GRIFFIN TRS CAROLINA M WOLFF TRUST U/A DTD 2/15/90 188 CERRO CT SN LUIS OBISP, CA 93405-1200	5.29%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Intermediate Tax/AMT Free Fund, officers and employees of Deutsche Asset Management and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $4,900. As the Meeting date approaches, certain shareholders of Municipal Bond Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Municipal Bond Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Municipal Bond Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Deutsche Asset Management.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Municipal Bond Fund at One South Street, Baltimore, Maryland 21202, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the

26

question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases Scudder fund Trustees/Directors, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, directed brokerage, fund valuation or other subjects of the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Tax Free Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Intermediate Tax/AMT Free Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder MG Investments Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Delaware business trust, on behalf of Scudder Municipal Bond Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, MA 02110. The principal place of business of the Acquired Trust is One South Street, Baltimore, MD 21202.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investment Class and Institutional Class voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Investment Class and Institutional Class shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Investment Class and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Investment Class and Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

A-1

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Investment Class and Institutional Class Acquiring Fund Shares to be so credited to the Investment Class and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Investment Class and Institutional Class shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

A-2

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Investment Class and Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Investment Class or Institutional Class Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Investment Class and/or Institutional Class, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3    The number of Investment Class and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Investment Class and Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be December 20, 2004, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

A-3

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISvC”), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Investment Class and Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Investment Class and Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

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4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Delaware law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with Generally Accepted Accounting Principles (“GAAP”) consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since October 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens

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or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under

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the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended May 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all

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material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since May 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

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  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in

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any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than January 31, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

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5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

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6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and

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(iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Investment Class and Institutional Class shares of the Acquiring Fund to 0.55%, excluding 12b-1 plans and certain other expenses, for the two year period ending December 20, 2006, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

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7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Delaware law and the 1940 Act, and certified

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copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to

A-16

Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.	Termination

12.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 28, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, One South Street, Baltimore, MD 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019-6099, Attention: Burton M. Leibert, or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed

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to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts or the Secretary of the State of Delaware, as applicable, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER TAX FREE TRUST, on behalf of Scudder Intermediate Tax/AMT Free Fund

Secretary	By: Its:

Attest:	SCUDDER MG INVESTMENTS TRUST, on behalf of Scudder Municipal Bond Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

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Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Georgeson Shareholder, at (888) 288-5518.

FSIII-MB

MBF_14469

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER MG INVESTMENTS TRUST SCUDDER MUNICIPAL BOND FUND	PROXY CARD
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PO Box 18011	One South Street, Baltimore, Maryland 21202-3220
Hauppauge, NY 11788-8811	4:00 p.m., Eastern time, on December 10, 2004

The undersigned hereby appoints Lisa Hertz, John Millette and Bruce Rosenblum, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	FSIII-MB
MBF_14469

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE ON PROPOSAL 1:

		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Municipal Bond Fund to Scudder Intermediate Tax/AMT Free Fund, in exchange for shares of Scudder Intermediate Tax/AMT Free Fund and the assumption by Scudder Intermediate Tax/AMT Free Fund of all of the liabilities of Scudder Municipal Bond Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Scudder Municipal Bond Fund in complete liquidation of Scudder Municipal Bond Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER TAX FREE TRUST

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated October [    ], 2004 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder Municipal Bond Fund (“Municipal Bond Fund”), a series of Scudder MG Investments Trust, to be held on December 10, 2004. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

In connection with litigation or regulatory action related to possible improper market timing or other trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Fund’s investment advisor, and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in the Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This agreement by each Fund’s investment adviser will survive the termination of the investment management agreement between the applicable investment advisor and the Fund.

Further information about Scudder Intermediate Tax/AMT Free Fund (“Intermediate Tax/AMT Free Fund”) is contained in the statement of additional information, dated October 1, 2004, for Institutional Class and Investment Class shares of Intermediate Tax/AMT Free Fund, a copy of which is attached to this Merger SAI as Appendix A.

Further information about Municipal Bond Fund is contained in the statement of additional information, dated March 1, 2004, for Institutional Class and Investment Class shares of Municipal Bond Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Municipal Bond Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2003, and the unaudited financial statements contained in the Semiannual Report to Shareholders for the period ended April 30, 2004, are incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of Municipal Bond Fund and Intermediate Tax/AMT Free Fund as if the merger had been consummated on May 31, 2004.

The date of this Merger SAI is October [    ], 2004.

APPENDIX A	A-1
APPENDIX B	B-1

1

APPENDIX A

Scudder High Yield Tax-Free Fund

A series of Scudder Municipal Trust

(Class A, Class B, Class C and Institutional Class Shares)

October 1, 2004

Scudder Managed Municipal Bond Fund

A series of Scudder Municipal Trust

(Class A, Class B, Class C and Institutional Class Shares)

October 1, 2004

Scudder Intermediate Tax/AMT Free Fund

A series of Scudder Tax-Free Trust

(Class A, Class B, Class C, Institutional Class and Investment Class Shares)

October 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B and C shares combined prospectus for the Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund dated October 1, 2004 as amended from time to time, for the combined Institutional Class prospectus for Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund dated October 1, 2004 as amended from time to time, and for both the Institutional Class and Investment Class individual prospectuses for Scudder Intermediate Tax/AMT Free Fund dated October 1, 2004, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of each Fund, dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information. These Reports to Shareholders may also be obtained without charge by calling 1-800-SCUDDER.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Other Investment Policies” is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund’s assets will not be considered a violation of the restriction.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities;

(7)	make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Additionally, as a matter of fundamental policy, each Fund will:

(8)	have at least 80% of its net assets (plus the amount of any borrowings for investment purposes in the case of the Scudder Managed Municipal Bond Fund and the Scudder Intermediate Tax/AMT Free Fund) invested in municipal securities during periods of normal market conditions.

With respect to fundamental policy (8) above, each Fund does not consider any investments in municipal securities that pay interest subject to the alternative minimum tax (“AMT”) as part of the 80% of a Fund’s net assets that must be invested in municipal securities.

Other Investment Policies

The Board of Trustees has voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of a Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of the shareholders.

As a matter of non-fundamental policy, each Fund may not:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

3.	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

4.	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

5.	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

6.	lend portfolio securities in an amount greater than 5% of its total assets.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the Prospectus or this Statement of Additional Information.

The Scudder High Yield Tax-Free Fund will invest at least 50% of its total assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) (AAA, AA, A or BBB), or their equivalents as determined at the time of purchase by Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody’s or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody’s, S&P or Fitch, or their equivalent. If a security’s credit quality is downgraded, the Advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Normally, the Scudder Managed Municipal Bond Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, at the time of purchase within the three highest quality rating categories of Moody’s (Aaa, Aa or A), S&P or Fitch (AAA, AA or A)or their equivalents, or if unrated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B by Moody’s, S&P or Fitch, or their equivalent. In addition, the fund does not invest in securities issued by tobacco producing companies.

Normally, Scudder Intermediate Tax/AMT Free Fund invests at least 65% of its net assets in municipal bonds which are rated, at the time of purchase within the three highest quality rating categories of Moody’s (Aaa, Aa or A), S&P or Fitch (AAA, AA or A) or their equivalents, or if unrated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody’s, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor.

The Advisor measures credit quality at the time it buys securities using independent ratings agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the Advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of the Scudder High Yield Tax-Free Fund’s assets (20% of assets in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) may be held in cash or invested in short-term taxable investments, including US Government obligations and money market instruments. A Fund’s distributions from interest on certain municipal securities may be subject to the AMT depending upon investors’ particular situations. However, no more than 20% of Scudder High Yield Tax-Free Fund or Scudder Managed Municipal Bond Fund’s net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. The Scudder Intermediate Tax/AMT Free Fund does not currently invest any of its assets in securities which are subject to AMT. In all cases, state and local taxes may apply, depending on your state tax laws.

As a matter of fundamental policy, at least 80% of each Fund’s net assets (plus the amount of any borrowings for investment purposes in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) will normally be invested in municipal securities. All income distributed by a Fund is expected to be exempt from regular federal income tax. Ordinarily, each Fund expects that 100% of its portfolio securities will be in securities exempt from regular federal tax, although a small portion of its income may be subject to federal, state or local taxes as well as AMT (depending on the investment restrictions of a Fund).

Although there is no current intention to do so, each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to a Fund’s fundamental investment policies. Because these bonds are frequently subject to regular federal income tax and AMT, investment in these types of bonds is also subject to a Fund’s limitation on investing in municipal securities whose investment income is subject to these taxes.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund’s applicable prospectus.

Advance Refunded Bonds. A Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.

High Yield/High Risk Bonds. Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P, and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See “Ratings of Investments” for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by the Funds may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances that Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash swap arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Funds’ ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit-backed investments.

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under “Fannie Mae” (the Federal National Mortgage Association) or “Ginnie Mae” (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of the Funds’ investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

Each Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Repurchase Agreements. A Fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of the account is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The investment policies of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The exercise by a Fund of a stand-by commitment is subject to the ability and willingness of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund’s acquisition cost (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where each Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over the counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds’ net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds’ other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of such Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and The National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Tax-exempt Custodial Receipts. Scudder Managed Municipal Bond Fund may purchase tax-exempt custodial receipts (the “Receipts”) which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a Counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund’s limit on illiquid securities.

Third Party Puts. A Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of that Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of that Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund.

Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement (each an “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The principal source of the Advisor’s income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of the other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Trustees on August 10, 2004. The Agreements will continue in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of a Fund’s expenses are paid out of gross investment income.

The current advisory fee rates are payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder High Yield Tax-Free Fund
$0-$300 million	0.65%

Average Daily Net Assets	Scudder High Yield Tax-Free Fund
$300 million-$500 million	0.60%
Over $500 million	0.575%

Average Daily Net Assets	Scudder Managed Municipal Bond Fund	Scudder Intermediate Tax/AMT Free Fund
$0-$250 million	0.45%	0.55%
$250 million-$1 billion	0.43%	0.52%
$1 billion-$2.5 billion	0.41%	0.49%
$2.5 billion-$5 billion	0.40%	0.47%
$5 billion-$7.5 billion	0.38%	0.45%
$7.5 billion-$10 billion	0.36%	0.43%
$10 billion-$12.5 billion	0.34%	0.41%
Over $12.5 billion	0.32%	0.40%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below:

Fund	2004	2003	2002
Scudder High Yield Tax-Free Fund	$5,023,787	$4,567,042	$3,876,609
Scudder Managed Municipal Bond Fund	$19,504,328	$20,081,218	$19,722,077
Scudder Intermediate Tax/AMT Free Fund	$3,428,562	$3,379,154	$3,259,759

Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.79% for Class A shares and 0.80% for Class B and Class C shares of Scudder High Yield Tax-Free Fund and 0.74% for Class A, Class B and Class C shares of Scudder Managed Municipal Bond Fund and 0.73% for Class A shares and 0.68% for Class B and Class C shares of Scudder Intermediate Tax/AMT Free Fund and 0.75% for Institutional Class shares of Scudder High Yield Tax-Free Fund and 0.54% for Institutional Class shares of Scudder Managed Municipal Bond Fund. These limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

In addition to the fee cap applicable to the Funds previously subject to the Administrative Agreement (as hereafter described), for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee to the extent necessary to maintain the operating expenses of Class A, B, C and Institutional Class shares of Scudder High Yield Tax-Free Fund at 0.76%, 0.77%, 0.76% and 0.74%, of average daily net assets, respectively, of Class A, B and C shares of Scudder Managed Municipal Bond Fund at 0.561%, 0.581% and 0.561%, of average daily net assets, respectively, and of Class A, B and C shares of Scudder Intermediate Tax/AMT Free Fund at 0.672%, 0.712% and 0.672%, of average daily net assets, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in connection with the Annual Renewal of Investment Agreements

The Funds’ Trustees approved the continuation of the Funds’ current investment management agreements with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

Administrative Agreement

From July 31, 2000 until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the “Administrative Fee”) of 0.175%, 0.225%, 0.200% and 0.125% of the average daily net assets for Class A, B, C and Institutional Class shares of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund and Class A, B and C shares of Scudder Intermediate Tax/AMT Free Fund.

Effective April 1, 2004, the Administrative Agreement was terminated and each Fund bears those expenses directly. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the description of the Fund’s Investment Management Agreement for a discussion of the expense reimbursement/waiver arrangements.

In accordance with the Administrative Agreement, the Administrative Fees charged to Class A, Class B, Class C and Institutional Class for the most recent fiscal years were as follows:

Fund Name	Fiscal Year	Class A		Class B		Class C
Scudder High Yield Tax-Free Fund(1)(3)	2002 2003 2004	$ $ $	72,076 146,738 183,899	$ $ $	39,468 91,015 104,769	$ $ $	22,418 55,897 83,453

Scudder Managed Municipal Bond Fund(2)(3)(4)	2002 2003 2004	$ $ $	2,398,646 2,436,850 1,956,417	$ $ $	83,316 84,703 61,032	$ $ $	18,049 29,755 30,876

Scudder Intermediate Tax/AMT Free Fund(2)(3)	2002 2003 2004	$ $ $	34,557 82,932 123,735	$ $ $	10,801 19,436 19,593	$ $ $	4,920 15,893 21,156

Fund Name	Fiscal Year	Institutional Class		Not Imposed Class A		Not Imposed Class B		Not Imposed Class C		Not Imposed Institutional Class
Scudder High Yield Tax-Free Fund(1)(3)	2002 2003 2004	$ $	— 58 300	$	— — 74,203	$	— — 43,703	$	— — 37,888	$10

Scudder Managed Municipal Bond Fund(2)(3)(4)	2002 2003 2004	$	— — 8	$ $	120,417 3,312 —		— — —		— —	— —

Scudder Intermediate Tax/AMT Free Fund(2)(3)	2002 2003 2004		— — —	$	— — 14,309	$	— — 2,432	$	— 3,830	— —

(1)	Classes A, B and C of the Scudder High Yield Tax-Free Fund commenced operations on May 1, 2000.
(2)	Classes A, B and C of both the Scudder Managed Municipal Bond Fund and the Scudder Intermediate Tax/AMT Free Fund commenced operations on June 11, 2001 and, therefore, paid fees during fiscal year 2002 only from its inception through May 31, 2002.
(3)	Institutional Class Shares for the Scudder High Yield Tax-Free Fund and the Scudder Managed Municipal Bond Fund commenced operations on August 19, 2002 and, therefore, did not pay any fees during fiscal year 2002 and paid fees during fiscal year 2003 only from its inception through May 31, 2003. Institutional Class Shares for Scudder Intermediate Tax/AMT Free Fund commenced operations on August 31, 2004.
(4)	For Class A of the Scudder Managed Municipal Bond Fund, fees of $3,312 were waived during fiscal year 2003.

With the termination of the Administrative Agreement certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

AMA InvestmentLink(SM) Program. Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics. The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to each Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreement for Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, dated April 5, 2002, was last approved by the Trustees on August 10, 2004. The Distribution Agreement will remain in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Compensation to Underwriter and Firms

for Calendar Year 2003

	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee	Compensation Paid by SDI to Firms from Shareholder Servicing Fee
Scudder High Yield Tax-Free Fund
Class A	NA	$249,925	NA	$1,085
Class B	$388,000	$67,120	$690,000	$113
Class C	$314,000	$37,199	$333,000	$6

Scudder Managed MunicipalBond Fund
Class A	NA	$5,602,557	NA	$206,889
Class B	$471,000	$120,346	$319,000	$749
Class C	$177,000	$32,794	$177,000	$12

Scudder Intermediate Tax/AMT Free Fund
Class A	NA	$170,759	NA	$2,120
Class B	$79,000	$13,974	$115,000	$158
Class C	$84,000	$7,090	$85,000	$1

	Advertising, Sales, Literature and Promotional Materials	Other Distribution Expenses Paid by Underwriter for Calendar Year 2003			Interest Expenses
		Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing
Scudder High Yield Tax-Free Fund
Class A	NA	NA	NA	NA	NA
Class B	$159,000	$7,000	$67,000	$6,000	$81,000
Class C	$213,000	$10,000	$93,000	$8,000	$0

Scudder Managed MunicipalBond Fund
Class A	NA	NA	NA	NA	NA
Class B	$81,000	$4,000	$34,000	$3,000	$275,000
Class C	$69,000	$3,000	$30,000	$3,000	$0

Scudder Intermediate Tax/AMT Free Fund
Class A	NA	NA	NA	NA	NA
Class B	$33,000	$2,000	$14,000	$1,000	$39,000
Class C	$67,000	$3,000	$28,000	$3,000	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder High Yield Tax-Free Fund	2004	$168,000	$59,000	$11,000	$98,000
Class A	2003	$166,000	$63,000	$5,000	$98,000
	2002	$244,000	$71,000	$87,000	$86,317

Scudder Managed Municipal Bond Fund	2004	$422,000	$246,000	$57,000	$119,000
Class A	2003	$506,000	$298,000	$59,000	$149,000
	2002	$555,000	$179,000	$112,000	$265,178

Scudder Intermediate Tax/AMT Free Fund	2004	$28,000	$4,000	$6,000	$18,000
Class A	2003	$68,000	$31,000	$1,000	$36,000
	2002	$40,000	$9,000	$9,000	$22,387

Certain Trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Because Institutional Class shares do not have a full calendar year of operations, there is no financial data for these shares.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in the Fund’s prospectus and the financial statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 acts as counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by a fund.

Pursuant to an agreement between SFAC and Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, each Fund pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, (the “Custodian”) 225 Franklin St. Boston, MA 02110, serves as Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund. Custodian fees of $1,188, $918 and $535 were not imposed on Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, respectively, after these credits were applied for the fiscal year ended May 31, 2004.

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Fund’s transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C and Institutional Class shares. Each Fund pays SISC an annual fee of $14.00 for each regular account (including Individual Retirement Accounts), $23.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an asset-based of 0.05%. From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund.

Service Plan (Investment Class Shares Only). Scudder Intermediate Tax/AMT Free Fund has adopted a service plan (the “Service Plan”) with respect to its Investment Class shares, which authorizes it to compensate service organizations whose customers invest in Investment Class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, the Fund may enter into agreements with service organizations (“Service Agreements”). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment Class shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law.

As compensation for such services, each service organization of the Fund is entitled to receive a service fee pursuant to its Service Agreement in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Investment Class shares, as applicable, attributable to customers of such service organizations. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust’s Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans for Investment Class shares, Investment Class shares of the Fund that are beneficially owned by customers of a service organization will convert automatically to Institutional Class shares of the same Fund in the event that such service organization’s Service Agreement expires or is terminated. Customers of a service organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA may apply to a service organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment Class shares of the Fund. Service organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment Class shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition,

Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

For the fiscal years ended May 31, 2002, 2003 and 2004, each Fund paid $0, $0 and $0 in commissions, respectively. Up to 100% of a Fund’s brokerage transactions may be directed to brokers on account of research services provided. Each Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that a Fund has acquired during the most recent fiscal year. As of May 31, 2004, each Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

	2004	2003
Scudder High Yield Tax-Free Fund	44%	16%
Scudder Managed Municipal Bond Fund	24%	22%
Scudder Intermediate Tax/AMT Free Fund	21%	13%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to the Funds.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless that Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of a Fund’s shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts.

Share Pricing. Purchases will be filled without a sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of twelve o’clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund (and Class A Shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)	Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $15 million	0.75%	Over $15 million	0.25%
Over $5 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first-year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares.

There are no sales charges for Institutional Class shares of each Fund and Investment Class shares of Scudder Intermediate Tax/AMT Free Fund.

Class A Purchases.

The public offering price of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00 **	0.00 **	0.00 ***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

The public offering price of Scudder Intermediate Tax/AMT Free Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million and over	0.00 **	0.00 **	0.00 ***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the

Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Purchase of Institutional and Investment Class Shares. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for a Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year’s charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first-year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. Effective August 19, 2002, the checkwriting privilege was no longer offered to new investors. The checkwriting privilege continues to be available for shareholders who previously elected this privilege.

All existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Institutional Class Shares. Shareholders of a Fund’s Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Funds and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or that Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the Prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of that Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. However, any dividends paid by each Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax (see further discussion below). Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding periods and other requirements are met at both the shareholder and the Funds levels. Qualified dividend income does not include interest from debt securities. Because the Funds invest primarily in tax-exempt-bonds, the Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus might have been reflected in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Exempt-Interest Dividends. The Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Funds properly designate as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local tax purposes. Because the Funds intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indexes and other assets.

Under the Code, the interest on certain “specified private activity bonds” issued after August 7, 1986 is treated as a item of tax preference (after reduction by applicable deductions) for purposes of the federal AMT. The Funds will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal AMT purposes. In addition, for corporate shareholders, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of a Fund’s dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax.

The receipt of exempt-interest dividends may affect the portion, if any, of a person’s Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient’s combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

The Funds’ expenses attributable to earning tax-exempt income (including the interest on any indebtedness incurred or continued to purchase or carry tax-exempt bonds) do not reduce current earnings and profits; therefore, distributions in excess of the sum of a Fund’s net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund’s remaining earnings and profits (which provides the measure of the Fund’s dividend-paying capacity for tax purposes). Distributions in excess of the sum of a Fund’s net tax-exempt and taxable income could occur, for example, if the Fund’s book income exceeded the sum of its net tax-exempt and taxable income. Differences in a Fund’s book income and its net tax-exempt and taxable income may arise from certain hedging and investment activities by the Fund.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total amount of interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from long-term capital gains and certain undistributed long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the “Service”) to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Under a published position of the Service, a shareholder’s interest deduction generally will not be disallowed if the average adjusted basis of the shareholder’s tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder’s trade or business assets (in the case of most corporations) or portfolio investments and any assets held in the active conduct of a trade or business (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users,” within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in its portfolios. Legislation has been introduced in recent years that would reinstate a deductible tax (the “Environmental Tax”) imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation’s alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder’s alternative minimum taxable income may subject corporate shareholders of the Funds to the Environmental Tax.

Sale or Redemption of Shares. The sale, exchange or redemption of a Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of a Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of a Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Funds’ investment in zero coupon bonds and other debt obligations having original issue discount may cause the Funds to recognize taxable income in excess of any cash received from the investment.

Under current law, each Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 28% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in the Funds’ annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one-month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund’s yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of a Fund that is not tax-exempt.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield a Fund may generate. The tables are based upon current law as to the 2004 tax rates schedules.

FEDERAL

Tax Equivalent Yields

Scudder 2004

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal	Federal Tax Bracket
$29,051 - $70,350	0.00%	25.00%	25.00%	$58,101 - $117,250	0.00%	25.00%	25.00%
$70,351 - $146,750	0.00%	28.00%	28.00%	$117,251 - $178,650	0.00%	28.00%	28.00%
$146,751 - $319,100	0.00%	33.00%	33.00%	$178,651 - $319,100	0.00%	33.00%	33.00%
over $319,100	0.00%	35.00%	35.00%	over $319,100	0.00%	35.00%	35.00%

If your combined federal and state effective tax rate in 2004 is:
	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%	25.00%	28.00%	33.00%	35.00%
To match these tax-free yields: Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.
2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.
3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.
4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TRUSTEES AND OFFICERS

Scudder Municipal Trust and Scudder Tax-Free Trust

The following table presents certain information regarding the Trustees and Officers of each Trust as of October 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^3 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
^3	Address: One South Street, Baltimore, Maryland
^4	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E.

Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder High-Yield Tax Free Fund	Compensation from Scudder Managed Municipal Bond Fund	Compensation from Scudder Intermediate Tax/AMT Free Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$2,796	$15,464	$2,469	$0	$163,000
Dawn-Marie Driscoll(1)	$3,094	$17,391	$2,611	$0	$179,780
Keith R. Fox	$2,918	$16,239	$2,573	$0	$169,780
Louis E. Levy(2)	$2,814	$15,588	$2,485	$0	$163,000
Jean Gleason Stromberg	$2,796	$15,464	$2,469	$0	$163,000
Jean C. Tempel	$2,707	$14,888	$2,393	$0	$158,000
Carl W. Vogt	$2,814	$15,588	$2,485	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

58

Name of Trustee	Dollar Range of Securities Owned in Scudder High Yield Tax-Free Fund	Dollar Range of Securities Owned in Scudder Managed Municipal Bond Fund	Dollar Range of Securities Owned in Scudder Intermediate Tax/AMT Free Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Dawn-Marie Driscoll
	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
Keith R. Fox	None	None	None	Over $100,000
Louis E. Levy	None	None	None	Over $100,000
Jean Gleason Stromberg
	$10,001-$50,000	None	None	Over $100,000
Jean C. Tempel	$1-$10,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of each Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 715,045 shares in the aggregate, or 5.72% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class A were held in the name of Citigroup Global Markets, Inc., Attn Peter Booth, 333 W 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 542,821 shares in the aggregate, or 11.60% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 274,985 shares in the aggregate, or 5.88% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn Peter Booth, 333 W 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,716,070 shares in the aggregate, or 9.27% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,289,520 shares in the aggregate, or 5.71% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class S were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,708 shares in the aggregate, or 30.53% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 2877-6246, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,361 shares in the aggregate, or 19.44% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 8002-1498, 9785

Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,324 shares in the aggregate, or 19.13% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 1124-6155, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,068 shares in the aggregate, or 17.02% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 7226-0985, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 1,048 shares in the aggregate, or 8.63% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 7303-1465, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 145,438 shares in the aggregate, or 5.59% of the outstanding shares of Scudder Managed Municipal Bond Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 5,058,415 shares in the aggregate, or 5.72% of the outstanding shares of Scudder Managed Municipal Bond Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 1,095 shares in the aggregate, or 90.26% of the outstanding shares of Scudder Managed Municipal Bond Fund, Institutional Class were held in the name of Pershing LLC, PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 118 shares in the aggregate, or 9.74% of the outstanding shares of Scudder Managed Municipal Bond Fund, Institutional Class were held in the name of SSC Investment Corp., Attn Bob DiCarlo, 222 S Riverside Plaza, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,826,567 shares in the aggregate, or 35.09% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class A were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 102,550 shares in the aggregate, or 12.86% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class B were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 58,667 shares in the aggregate, or 7.36% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class B were held in the name of Elsie P. Viles, PO Box 319, Augusta, ME 04332, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 535,673 shares in the aggregate, or 41.98% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,685,889 shares in the aggregate, or 8.49% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 35,965 shares in the aggregate, or 5.27% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class AARP were held in the name of Carolina M. Wolff and Cynthia A. R. Griffin, Trustees, Carolina M. Wolff Trust, 188 Cerro Court, San Luis Obispo, CA 93405, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class B	Value of Securities on an Aggregate asis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

FUND ORGANIZATION

Organizational Description

Scudder Municipal Trust is a Massachusetts business trust established under a Declaration of Trust dated September 24, 1976, as amended. The Trustees of Scudder Municipal Trust have established and designated two series of the Trust: Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund, both open ended, diversified investment companies. Effective October 1, 2002, Scudder Managed Municipal Bonds changed its name to Scudder Managed Municipal Bond Fund. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. Scudder Intermediate Tax/AMT Free Fund is a series of Scudder Tax-Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. The name and investment objectives of the Fund were changed effective November 1, 1990. Effective October 1, 2003, Scudder Medium Term Tax-Free Fund changed its name to Scudder Intermediate Tax/AMT Free Fund. The Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Statement of Additional Information and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP and Institutional Class shares are offered. In addition, for Scudder Intermediate Tax/AMT Free Fund, Investment Class shares are also offered.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for each Fund provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of the Trusts, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trusts will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of that Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined prospectus and SAI for the Funds.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights. o Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund, each dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Scudder High Yield Tax-Free Fund — Class A is 811170307.

The CUSIP number of Scudder High Yield Tax-Free Fund — Class B is 811170406.

The CUSIP number of Scudder High Yield Tax-Free Fund — Class C is 811170505.

The CUSIP number of Scudder High Yield Tax-Free Fund — Institutional Class is 81118T105.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class A is 811170802.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class B is 811170885.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class C is 811170877.

The CUSIP number of Scudder Managed Municipal Bond Fund — Institutional Class is 81118T204.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class A is 81123Q603.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class B is 81123Q702.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class C is 81123Q801.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Institutional Class is 811236884.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Investment Class is 811236876.

Each Fund has a fiscal year end of May 31.

This Statement of Additional Information contains the information of Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Information concerning portfolio holdings of each Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.’S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC.’S - SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S INVESTORS SERVICE, INC.’S - MUNICIPAL SHORT-TERM RATINGS

MIG. Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR’S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES - SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

APPENDIX B

Pro Forma

Portfolio of Investments

as of May 31, 2004

(UNAUDITED)

	Intermediate AMT/ Tax Free Fund Par\Share Amount	Muni Bond Par\Share Amount	Combined Pro Forma Par\Share Amount	Intermediate AMT/ Tax Free Fund Market Value ($)	Muni Bond Market Value ($)	Pro Forma Adjustments*	Combined Pro Forma Market Value ($)
Municipal Investments 99.9%
Alabama 1.2%
Alabama, Housing Finance Authority, Multi-Family Mortgage, The Club Apartments, Series I, AMT, 5.65%, 6/1/2008		1,875,000	1,875,000		2,027,888	(2,027,888)	-0-
Birmingham, AL, Industrial Development Authority, Pines at Camelback Apartments Project, Series A:
4.9%, 5/1/2006		145,000	145,000		145,029		145,029
5.0%, 5/1/2007		125,000	125,000		125,035		125,035
5.3%, 5/1/2013		310,000	310,000		310,158		310,158
Birmingham, AL, Medicial Clinic Board, Baptist Medical Center, ETM, 8.25%, 7/1/2005		65,000	65,000		65,378		65,378
Birmingham, AL, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019		3,590,000	3,590,000		4,014,446		4,014,446
Birmingham, AL, Special Care Facilities Financing Authority, Medodist Home for Aging, 5.0%, 3/1/2014 (g)		3,560,000	3,560,000		3,708,523		3,708,523
Lauderdale & Florence Counties, AL, Public Hospital, ETM, 7.0%, 7/1/2007		160,000	160,000		171,339		171,339
West Jefferson, AL, Amusement & Public Park Authority, Visionland Alabama Project, Prerefunded @ 102, 7.5%, 12/1/2008		610,000	610,000		672,354		672,354

				0	11,240,150	(2,027,888)	9,212,262

Alaska 3.7%
Anchorage, Alaska, GO, Series B, 5.875%, 12/1/2014		365,000	365,000		410,702		410,702
Anchorage, AK, State GO, Series A, 5.5%, 6/1/2017	3,035,000		3,035,000	3,298,165			3,298,165
North Slope Borough, AK, Other GO:
Series B, Zero Coupon, 6/30/2004	19,500,000		19,500,000	19,477,770			19,477,770
Series A, Zero Coupon, 6/30/2006	11,150,000		11,150,000	10,623,497			10,623,497

				33,399,432	410,702		33,810,134

American Samoa 0.1%
Territory of American Samoa, GO, 5.75%, 9/1/2005		495,000	495,000	0	516,042		516,042

Arizona 2.3%
Arizona, Health Facilities, Authority Hospital System Revenue, Refunding, ETM, 6.25%, 9/1/2011		215,000	215,000		227,122		227,122
Arizona, School District GO, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017	2,500,000		2,500,000	2,657,075			2,657,075
5.5%, 7/1/2014	4,000,000		4,000,000	4,401,600			4,401,600
Arizona, Water & Sewer Revenue, Water Quality, Series A, 5.375%, 10/1/2015	2,500,000		2,500,000	2,781,875			2,781,875
Maricopa County, AZ, School District GO, Unified School District No. 41, Gilbert School:
Zero Coupon, 1/1/2006	2,925,000		2,925,000	2,829,791			2,829,791
Zero Coupon, 7/1/2006	7,605,000		7,605,000	7,255,779			7,255,779
Yuma, AZ, Industrial Development Authority, Multi-Family Mortgage Regency Apartments, Series A, 5.4%, 12/20/2017		1,395,000	1,395,000		1,400,761		1,400,761

				19,926,120	1,627,883		21,554,003

Arkansas 0.1%
Drew County, AR, Public Facilities Board, Single Familty Mortgage, Series A-2, 7.9%, 8/1/2011		52,007	52,007		53,693		53,693
Fayetteville, AR, Public Facilities Board, Single Family Mortgage, 7.25%, 4/1/2011		80,000	80,000		80,982		80,982
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010		120,000	120,000		137,364		137,364
Rogers County, AR, Sales & Special Tax Revenue, 5.35%, 11/1/2011	50,000	40,000	90,000	50,020	40,013		90,033
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011		60,224	60,224		60,901		60,901

				50,020	372,953		422,973

California 8.5%
Abag, CA, Finance Authority for Nonprofit Corporations, American Baptist Homes, Series A, 5.5%, 10/1/2007		230,000	230,000		236,918		236,918
California, Department Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015	10,000,000		10,000,000	10,922,600			10,922,600
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Project, 6.0%, 7/1/2009	135,000		135,000	139,442			139,442
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000		7,000,000	7,674,730			7,674,730
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014	6,825,000	3,175,000	10,000,000	7,518,488	3,493,453		11,011,941
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000		6,735,000	7,026,154			7,026,154
California, State GO:
4.5%, 12/1/2010		100,000	100,000		103,705		103,705
5.0%, 6/1/2009		100,000	100,000		106,411		106,411
5.0%, 2/1/2012		625,000	625,000		652,556		652,556
5.0%, 2/1/2013		550,000	550,000		576,483		576,483
5.0%, 10/1/2016	3,000,000		3,000,000	3,074,850			3,074,850
5.25%, 2/1/2007		275,000	275,000		291,915		291,915
5.25%, 2/1/2018	5,000,000		5,000,000	5,185,700			5,185,700
5.5%, 10/1/2005		100,000	100,000		104,594		104,594
6.0%, 4/1/2018		1,700,000	1,700,000		1,878,993		1,878,993
6.3%, 9/1/2011		250,000	250,000		286,012		286,012
6.5%, 2/1/2008		150,000	150,000		166,876		166,876
6.75%, 3/1/2007		500,000	500,000		550,985		550,985
6.75%, 8/1/2011		200,000	200,000		234,214		234,214
7.0%, 3/1/2005		100,000	100,000		104,043		104,043
7.2%, 5/1/2008		50,000	50,000		57,156		57,156
California, Statewide Community Housing Development Authority, Multi-Family Revenue, Pioneer Gardens Apartments, Series E, Mandatory Put @ 100, AMT, 5.5%, 6/1/2031		875,000	875,000		923,956	(923,956)	-0-
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016	3,000,000		3,000,000	3,221,430			3,221,430
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011		130,000	130,000		146,756		146,756
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Step-up coupon, 0% to 1/1/2005, 7.05% to 1/1/2009	7,275,000		7,275,000	8,150,619			8,150,619
Series A, ETM, Zero Coupon, 1/1/2005	1,000,000		1,000,000	991,170			991,170
Fresno, CA, Multi-Family Housing Authority, Central Valley Coalition Projects, AMT:
Series A, 5.15%, 8/1/2007		135,000	135,000		139,548	(139,548)	-0-
Series A, 5.15%, 8/1/2007		68,000	68,000		70,434	(70,434)	-0-
Series B, 6.65%, 5/20/2008		285,000	285,000		301,801		301,801
Kern County, CA, Multi-Family Housing Authority, Pioneer Pines, Series A, 6.15%, 10/20/2043		3,000,000	3,000,000		3,020,460		3,020,460
Long Beach, CA, Sales & Special Tax Revenue, Project Revenue, Aquarium of the Pacific Project, Series A, ETM, 5.75%, 7/1/2005	930,000		930,000	951,576			951,576
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010		1,905,000	1,905,000		2,047,246		2,047,246
Los Angeles, CA, Multi-Family Housing, Earthquake Rehabilitation, Series A, AMT, 5.7%, 12/1/2027		880,000	880,000		929,298	(929,298)	-0-
Los Angeles, CA, School District GO, 5.5%, 7/1/2015	4,000,000		4,000,000	4,403,760			4,403,760
Sacramento, CA, Electric Revenue, Congeneration Project, Proctor and Gamble Project, 7.0%, 7/1/2004	1,200,000		1,200,000	1,205,640			1,205,640
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012	825,000		825,000	593,860			593,860
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015		35,000	35,000		35,186		35,186

				61,060,019	16,458,999	(2,063,236)	75,455,782

Colorado 1.5%
Arapahoe County, CO, Transportation/Toll Revenue, Capital Improvement Trust Fund, Series E-470, Pre-refunded, 6.9%, 8/31/2015	300,000		300,000	328,707			328,707
Aurora, CO, Centrtech Metropolitan District, GO, Series C, Mandatory Put @ 100, 4.875%, 12/1/2028		1,280,000	1,280,000		1,342,093		1,342,093
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010		35,000	35,000		35,770		35,770
Boulder County, CO, Community Hospital Project, ETM, 7.0%, 7/1/2009		155,000	155,000		170,125		170,125
Colorado, Health Facilities Revenue Authority, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009		140,000	140,000		162,512		162,512
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, AMT, 5.7%, 10/1/2021		745,000	745,000		745,403		745,403
Colorado, Housing Finance Authority, Single Family Program:
Series A, 4.75%, 11/1/2005		10,000	10,000		10,099		10,099
Series D-1, AMT, 5.0%, 5/1/2005		5,000	5,000		4,988	(4,988)	-0-
AMT, 5.75%, 11/1/2004		5,000	5,000		4,994		4,994
Series A-3, 6.5%, 5/1/2016		215,000	215,000		218,421		218,421
Series B-3, 6.55%, 5/1/2025		280,000	280,000		284,441		284,441
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016	5,000,000		5,000,000	5,469,300			5,469,300
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, 5.0%, 11/1/2015		30,000	30,000		30,379		30,379
Denver, CO, Multi-Family Housing Revenue, 5.25%, 12/20/2022		500,000	500,000		505,220	(505,220)	-0-
Interlocken Metropolitan District, CO Series A, 5.75%, 12/15/2019		2,200,000	2,200,000		2,325,466		2,325,466
Westminister, Co, Multi-Family Housing, Semper Village Apartments, Mandatory Put @ 100, 5.95%, 9/1/2015		1,670,000	1,670,000		1,682,558		1,682,558
Westminister, CO, Multi-Family Revenue Refunding Housing, Oasis Wexford Apartments, Mandatory Put @ 100, 5.35%, 12/1/2025		270,000	270,000		276,583		276,583

				5,798,007	7,799,052	(510,214)	13,086,845

Connecticut 0.7%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,500,000		2,500,000	2,389,850			2,389,850
Connecticut, State GO, Series A, 5.375%, 4/15/2016	4,000,000		4,000,000	4,313,760			4,313,760

				6,703,610	0		6,703,610

Delaware 0.1%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009		35,000	35,000		36,618		36,618
Delaware, Economic Development Authority, Wilmington Friends School Project:
6.3%, 7/1/2004		65,000	65,000		65,131		65,131
6.3%, 7/1/2005		70,000	70,000		71,508		71,508
6.3%, 7/1/2006		75,000	75,000		76,300		76,300
6.3%, 7/1/2007		80,000	80,000		81,004		81,004
6.3%, 7/1/2008		85,000	85,000		85,717		85,717
6.3%, 7/1/2009		90,000	90,000		90,711		90,711
6.3%, 7/1/2010		95,000	95,000		95,511		95,511
6.3%, 7/1/2011		100,000	100,000		100,465		100,465
6.3%, 7/1/2012		110,000	110,000		110,269		110,269
6.3%, 7/1/2013		115,000	115,000		115,070		115,070
Wilmington, DE, Park Authority, Series B, ETM, 7.15%, 8/1/2006		145,000	145,000		147,578		147,578

				0	1,075,882		1,075,882

District of Columbia 1.6%
District of Columbia, Core City, GO:
Series B-1, 5.3%, 6/1/2005	6,000,000		6,000,000	6,225,360			6,225,360
Series A, 5.875%, 6/1/2005	1,040,000		1,040,000	1,085,021			1,085,021
District of Columbia, GO, Series A, ETM, 5.875%, 6/1/2005	2,610,000		2,610,000	2,724,240			2,724,240
District of Columbia, Housing Finance Agency, Mayfair Mansions Apartments, AMT, 5.0%, 2/1/2008		375,000	375,000		389,936	(389,936)	-0-
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013	3,630,000		3,630,000	4,184,011			4,184,011

				14,218,632	389,936	(389,936)	14,218,632

Florida 0.7%
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded @ 100, 6.875%, 9/1/2008		190,000	190,000		203,712		203,712
Dade County, FL, Aviation Revenue, Series E, 5.4%, 10/1/2007		50,000	50,000		53,103		53,103
Dade County, FL, County (GO) Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020		250,000	250,000		258,082		258,082
Dade County, FL, Housing Finance Authority, Multi-Family Mortgage, Midway Point Phase I, Series A, Mandatory Put @ 100, AMT, 5.9%, 6/1/2026		790,000	790,000		800,270	(800,270)	-0-
Dade County, FL, Housing Finance Authority, Single Family Mortgage Revenue, Series B-1, AMT, 6.1%, 4/1/2027		1,300,334	1,300,334		1,358,940	(1,358,940)	-0-
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007		310,000	310,000		346,509		346,509
Gainesville, FL, Utilities Systems Revenue, ETM, 6.3%, 10/1/2006		130,000	130,000		131,782		131,782
Hillsborough County, FL Series B, 5.125%, 10/1/2017		1,250,000	1,250,000		1,278,462		1,278,462
Miami Beach, FL, Housing Authority, Series 8, 6.625%, 1/15/2009		900,000	900,000		930,483		930,483
Miami Dade County, FL, Fernando Apartments, 5.9%, 6/1/2025		90,000	90,000		92,552	(92,552)	-0-
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009		765,000	765,000		880,293		880,293
St. John’s County, FL, Industrial Development Authority, Industrial Development Revenue, Series A, 5.5%, 3/1/2017		185,000	185,000		203,480		203,480

				0	6,537,668	(2,251,762)	4,285,906

Georgia 2.3%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008		425,000	425,000		473,883		473,883
Augusta, GA, Housing Rehabilition, Multi-Family Housing, Bon Air, Series C, 7.0%, 9/1/2005		260,000	260,000		260,952		260,952
Carrollton, GA, Housing Authority Mortgage Revenue, Carrollton Village Apartments, 6.4%, 3/20/2043		1,940,000	1,940,000		1,959,090		1,959,090
Clayton County, GA, Multi-Family Housing Authority, Pointe South Apartments Projects, AMT, 5.75%, 1/1/2013		100,000	100,000		103,739	(103,739)	-0-
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015	1,000,000		1,000,000	1,083,260			1,083,260
Forsyth County, GA, School District GO, 6.0%, 2/1/2014	1,000,000		1,000,000	1,136,150			1,136,150
Fulton County, GA, Housing Authority, Single Family Mortgage, Series A, AMT, 6.2%, 3/1/2013		35,000	35,000		34,373	(34,373)	-0-
Georgia, State, GO, 6.75%, 9/1/2010	5,370,000		5,370,000	6,364,470			6,364,470
Georgia, State, GO, Higher Education Revenue, Series D, 5.75%, 10/1/2013	5,000,000		5,000,000	5,611,350			5,611,350
Gwinnett County, GA, Multi-Family Housing Authority, Singleton-Oxford Association, Series A, Mandatory Put @ 100, 5.5%, 4/1/2026		930,000	930,000		950,590		950,590
Richmond County, GA, County GO, Board of Education, 5.0%, 11/1/2007	1,000,000		1,000,000	1,075,350			1,075,350
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009		1,070,000	1,070,000		1,166,054		1,166,054
6.5%, 10/1/2013		800,000	800,000		925,424		925,424

				15,270,580	5,874,105	(138,112)	21,006,573

Hawaii 1.4%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031		1,090,000	1,090,000		1,124,564		1,124,564
5.75%, 1/20/2036		2,395,000	2,395,000		2,474,801		2,474,801
Hawaii, Housing Finance & Development Corp., Single Family Mortgage, Series A, AMT, 5.2%, 7/1/2012		1,710,000	1,710,000		1,774,843	(1,774,843)	-0-
Hawaii, State GO, Series CI, 4.75%, 11/1/2008	7,050,000		7,050,000	7,541,808			7,541,808
Honalulu, HI, Housing Authority, Multi-Family Mortgage, Waipahu Towers Project, Series A, AMT, 6.9%, 6/20/2005		45,000	45,000		45,999	(45,999)	-0-

				7,541,808	5,420,207	(1,820,842)	11,141,173

Idaho 0.4%
Idaho, Housing & Finance Association:
Series A, Class III, AMT, 5.55%, 7/1/2020		2,330,000	2,330,000		2,379,956	(2,379,956)	-0-
Series E-2, 5.9%, 1/1/2015		620,000	620,000		649,456	(649,456)	-0-
Idaho, Housing & Finance Association, Single Family Mortgage:
Series F-2, AMT, 5.1%, 7/1/2012		330,000	330,000		338,620	(338,620)	-0-
Series C-2, AMT, 5.25%, 7/1/2011		140,000	140,000		143,385	(143,385)	-0-
Series B, AMT, 5.65%, 7/1/2009		150,000	150,000		153,892	(153,892)	-0-
Idaho, Housing Agency, Single Family Mortgage, Series F, AMT, 5.8%, 7/1/2007		210,000	210,000		213,379	(213,379)	-0-

				0	3,878,688	(3,878,688)	-0-

Illinois 9.0%
Alton, IL, Hospital Facilty, Alton Memorial Hospital Project, ETM, 7.0%, 7/1/2005		60,000	60,000		61,832		61,832
Belleville, St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009		70,000	70,000		78,643		78,643
Chicago, IL, Core City GO, Capital Appreciation Project, Series A, Step-up coupon, 0% to 1/1/2011, 5.3% to 1/1/2016	1,100,000		1,100,000	836,682			836,682
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014	11,570,000		11,570,000	7,416,833			7,416,833
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011	5,000,000		5,000,000	3,668,300			3,668,300
Davis Junction, IL, Solid Waste Improvements:
Series B, 5.5%, 4/15/2010		690,000	690,000		736,644		736,644
Series B, 5.875%, 4/15/2016		60,000	60,000		63,709		63,709
Des Plaines, IL, Hospital Facility, Holy Family Hospital:
ETM, 7.0%, 1/1/2007		100,000	100,000		106,846		106,846
ETM, 7.0%, 1/1/2007		75,000	75,000		80,135		80,135
ETM, 7.0%, 1/1/2007		90,000	90,000		96,161		96,161
Du Page County, IL, Special Services Area No.11, 6.75%, 1/1/2014		875,000	875,000		968,345		968,345
Du Page County, IL, Special Services Area No.26, Bruce Lake Subdivision:
5.0%, 1/1/2013		65,000	65,000		65,651		65,651
5.15%, 1/1/2014		65,000	65,000		65,468		65,468
5.25%, 1/1/2005		40,000	40,000		40,684		40,684
5.25%, 1/1/2006		45,000	45,000		46,732		46,732
5.25%, 1/1/2007		45,000	45,000		47,264		47,264
5.25%, 1/1/2008		50,000	50,000		52,720		52,720
5.25%, 1/1/2009		50,000	50,000		52,661		52,661
5.25%, 1/1/2010		55,000	55,000		57,822		57,822
5.25%, 1/1/2016		150,000	150,000		150,085		150,085
5.375%, 1/1/2011		60,000	60,000		63,033		63,033
5.5%, 1/1/2012		35,000	35,000		36,792		36,792
5.5%, 1/1/2019		255,000	255,000		255,928		255,928
5.75%, 1/1/2022		300,000	300,000		296,712		296,712
Fairfield, IL, Economic Development Authority, Wayne County Center Project, 6.0%, 12/15/2005		155,000	155,000		160,310		160,310
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008		120,000	120,000		130,554		130,554
Grayslake, IL, Multi-Family Housing, Country Squire Apartments Project, Series A, 6.0%, 6/1/2005		140,000	140,000		140,540		140,540
Greater Peoria, IL, Airport Authority, AMT, 6.5%, 12/1/2005		95,000	95,000		97,162	(97,162)	-0-
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	8,500,000		8,500,000	7,931,860			7,931,860
Illinois, Development Finance Authority, Catholic Health, Series A, 5.15%, 2/15/2006		765,000	765,000		795,738		795,738
Illinois, Development Finance Authority, Debt Restructure East Saint Louis, 6.875%, 11/15/2005		280,000	280,000		293,460		293,460
Illinois, Development Finance Authority, Fund For Child Project, Series A, 7.4%, 9/1/2004		320,000	320,000		322,336		322,336
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008		50,000	50,000		52,178		52,178
Illinois, Educational Facilities, Authority Revenue Refunding Augustana College:
4.6%, 10/1/2008		135,000	135,000		141,730		141,730
5.0%, 10/1/2013		280,000	280,000		301,207		301,207
Illinois, Health Facilities Authority, Lutheran Social Services, 6.125%, 8/15/2010		635,000	635,000		631,698		631,698
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008		225,000	225,000		245,680		245,680
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008		380,000	380,000		394,877		394,877
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010		255,000	255,000		259,605		259,605
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Zero Coupon, 6/15/2004	10,500,000		10,500,000	10,493,700			10,493,700
Illinois, State GO:
4.6%, 12/1/2005	5,000,000		5,000,000	5,076,450			5,076,450
Series First, Prerefunded, 5.75%, 6/1/2011	3,000,000		3,000,000	3,389,760			3,389,760
Series First, Prerefunded, 6.0%, 1/1/2012	3,305,000		3,305,000	3,758,049			3,758,049
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013	2,200,000		2,200,000	2,452,252			2,452,252
Illinois, Upper River Valley Development Authority, Waster Recovery Illinois Project, AMT, 5.9%, 2/1/2014		1,750,000	1,750,000		1,693,527	(1,693,527)	-0-
Oak Lawn, IL, GO, 5.25%, 12/1/2004		30,000	30,000		30,563		30,563
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015		9,030,000	9,030,000		9,337,471		9,337,471
Rockford, IL, Faust Landmark Apartments, Series A, AMT, 5.625%, 1/1/2007		125,000	125,000		128,546	(128,546)	-0-
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project:
Series A, 5.55%, 11/1/2006		140,000	140,000		145,853		145,853
Series A, 6.15%, 11/1/2022		1,385,000	1,385,000		1,423,254		1,423,254
Rosemont, IL, Core City GO, Series A, Zero Coupon, 12/1/2013	3,865,000		3,865,000	2,517,931			2,517,931
Rosemont, IL, Other GO, Series A, Zero Coupon, 12/1/2014	4,000,000		4,000,000	2,457,480			2,457,480
Silvas, IL, Mortgage Revenue:
4.9%, 8/1/2011		1,110,000	1,110,000		1,175,690		1,175,690
5.2%, 8/1/2017		1,285,000	1,285,000		1,318,307		1,318,307
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015	3,860,000		3,860,000	4,270,125			4,270,125
Series A, 5.5%, 4/1/2016	3,580,000		3,580,000	3,952,392			3,952,392
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032		1,510,000	1,510,000		1,535,398		1,535,398

				58,221,814	24,179,551	(1,919,235)	80,482,130

Indiana 2.0%
Gary, IN, Mortgage Redevelopment, Willow On Clark Apartments:
Series A, AMT, 4.75%, 8/20/2008		200,000	200,000		207,950	(207,950)	-0-
Series A, AMT, 5.15%, 8/20/2013		280,000	280,000		289,050	(289,050)	-0-
Series A, AMT, 5.25%, 8/20/2018		240,000	240,000		245,088	(245,088)	-0-
Indianapolis, IN, City Core GO, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000		3,000,000	3,404,040			3,404,040
Indiana, Health Facilities Finance Authority, Kings Daughters Hospital:
5.1%, 2/15/2006		290,000	290,000		303,384		303,384
5.1%, 8/15/2006		300,000	300,000		317,124		317,124
5.25%, 2/15/2008		305,000	305,000		326,438		326,438
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017		1,250,000	1,250,000		1,267,500		1,267,500
Indianapolis, IN, State Agency (REV) Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000		8,000,000	9,535,280			9,535,280
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014		2,000,000	2,000,000		2,001,060		2,001,060
Lawrence, IN, Multi-Family Housing Revenue Refunding, Pinnacle Apartments, AMT, 5.05%, 1/1/2008		195,000	195,000		202,322	(202,322)	-0-
Purdue University, IN, Student Loans Revenue, Student Fee Service, Series B, Prerefunded, 6.7%, 7/1/2015	250,000		250,000	265,222			265,222

				13,204,542	5,159,916	(944,410)	17,420,048

Iowa 0.2%

Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000		2,000,000	2,173,660	0		2,173,660

Kansas 0.4%
Johnson County, KS, School District GO, Unified School District No. 231, Series A, 5.25%, 10/1/2014	2,220,000		2,220,000	2,448,482			2,448,482
McPherson, KS, Electric Utility Revenue, Prerefunded @ 100, ETM, 5.9%, 3/1/2007		800,000	800,000		863,008		863,008
Merriam, KS, Hospital Revenue, Shawnee Mission Medical Center, ETM, 6.9%, 6/1/2005		35,000	35,000		35,870		35,870

				2,448,482	898,878		3,347,360

Kentucky 0.3%
Kentucky, State (REV) Lease, State Property and Buildings Commission Revenue, Project No. 68, Prerefunded, 5.75%, 10/1/2012	2,000,000		2,000,000	2,265,380			2,265,380
Kentucky, Turnpike Authority:
ETM, 6.125%, 7/1/2007		377,000	377,000		398,515		398,515
ETM, 6.625%, 7/1/2008		180,000	180,000		195,088		195,088
Lexington-Fayette, KY, Project Revenue, University of Kentucky Alumni Association, Inc. Project, Prerefunded, 6.5%, 11/1/2009	300,000		300,000	312,555			312,555

				2,577,935	593,603		3,171,538

Louisiana 1.5%
Iberia, LA, Single Family Mortgage, 7.375%, 1/1/2011		80,000	80,000		81,060		81,060
Louisiana, Housing Finance Agency, Malta Square Project:
AMT, 6.45%, 9/1/2027		470,000	470,000		493,171	(493,171)	-0-
AMT, 6.5%, 9/1/2038		1,220,000	1,220,000		1,276,962	(1,276,962)	-0-
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 7.95%, 12/1/2013	2,815,000		2,815,000	3,677,375			3,677,375
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009		320,000	320,000		356,816		356,816
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011		3,720,000	3,720,000		4,196,941		4,196,941
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014	1,455,000		1,455,000	1,583,317			1,583,317
Tensas Parish County, LA, GO, 7.0%, 9/1/2018		1,825,000	1,825,000		2,051,190		2,051,190

				5,260,692	8,456,140	(1,770,133)	11,946,699

Maine 0.0%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018		50,000	50,000		51,180	(51,180)	-0-
Maine, Health and Higher Educational Facilities Revenue:
Series B, ETM, 6.3%, 7/1/2004	135,000		135,000	135,621			135,621
Series B, Prerefunded, 6.5%, 7/1/2006	100,000		100,000	102,476			102,476

				238,097	51,180	(51,180)	238,097

Maryland 0.8%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013		450,000	450,000		461,169		461,169
Baltimore, MD, City Housing Corporate Revenue, 7.75%, 10/1/2009		255,000	255,000		255,586		255,586
Maryland, State GO, Series A, 5.5%, 3/1/2017	4,765,000		4,765,000	5,344,090			5,344,090
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue, 7.0%, 8/1/2033		1,025,000	1,025,000		1,091,369		1,091,369

				5,344,090	1,808,124		7,152,214

Massachusetts 2.1%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018		505,000	505,000		548,364		548,364
Massachusetts, Bat Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000		915,000	1,032,111			1,032,111
Massachusetts, Bay Transportation Authority Revenue, Series A, Unrefunded, 5.75%, 7/1/2015	85,000		85,000	92,968			92,968
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliate, 4.85%, 9/1/2013		310,000	310,000		318,785		318,785
Massachusetts, Development Finance Agency, Worcester Redevelopment Authority, 6.0%, 6/1/2024		1,050,000	1,050,000		1,050,430		1,050,430
Massachusetts, Educational Loan Authority, Series A, AMT, 7.25%, 1/1/2009		105,000	105,000		105,484	(105,484)	-0-
Massachusetts, Health & Educational Authority, Beth Isreal Hospital, ETM, 5.75%, 7/1/2006		25,000	25,000		25,965		25,965
Massachusetts, Housing Finance Agency, Series A, AMT, 6.125%, 12/1/2011		175,000	175,000		180,203	(180,203)	-0-
Massachusetts, Industrial Finance Agency, Assisted Living Facilities, Arbors at Taunton, AMT, 5.3%, 6/20/2019		360,000	360,000		367,744	(367,744)	-0-
Massachusetts, Industrial Finance Agency, Draper Place Project, AMT, 5.4%, 8/20/2012		240,000	240,000		251,616	(251,616)	-0-
Massachusetts, Industrial Finance Agency, Higher Education, Hampshire College Project, 5.8%, 10/1/2017		1,655,000	1,655,000		1,690,467		1,690,467
Massachusetts, State GO:
Series D, 5.5%, 11/1/2015	1,000,000		1,000,000	1,107,870			1,107,870
Series B, 5.75%, 6/1/2009	8,340,000		8,340,000	9,253,814			9,253,814
Series C, Prerefunded, 5.75%, 10/1/2015	250,000		250,000	280,897			280,897
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000		10,000	10,237			10,237
Somerville, MA, Multi-Family Housing Revenue, 4.6%, 11/20/2015		2,835,000	2,835,000		2,882,430		2,882,430

				11,777,897	7,421,488	(905,047)	18,294,338

Michigan 5.3%
Battle Creek, MI, Economic Development Authority, Kellogg Company Project, 5.125%, 2/1/2009		205,000	205,000		211,570		211,570
Brighton, MI, School District GO, Series II, Zero Coupon, 5/1/2016	5,000,000		5,000,000	2,859,900			2,859,900
Detroit, MI, Core City GO:
Series B, 5.875%, 4/1/2013	2,410,000		2,410,000	2,714,335			2,714,335
Series B, 5.875%, 4/1/2014	2,555,000		2,555,000	2,877,645			2,877,645
Detroit, MI, GO, Series A, Prerefunded, 6.7%, 4/1/2010	300,000		300,000	316,125			316,125
Detroit, MI, State GO:
Series A, 5.0%, 4/1/2010	5,000,000		5,000,000	5,269,950			5,269,950
Series A-1, 5.375%, 4/1/2016	2,000,000		2,000,000	2,139,200			2,139,200
Detroit, MI, Water Supply, ETM, 8.875%, 1/1/2005		115,000	115,000		119,582		119,582
Grand Rapids, MI, Sales & Special Tax Revenue, Downtown Development Authority, 6.2%, 6/1/2004	175,000		175,000	175,070			175,070
Grand Rapids Charter Township, MI, Porter Hills Obligated Group, 5.2%, 7/1/2014		890,000	890,000		916,379		916,379
Hartland, MI, School District GO, 5.375%, 5/1/2014	3,295,000		3,295,000	3,588,387			3,588,387
Kalamazoo, MI, Economic Development Corp., Revenue Refunding, 5.75%, 5/15/2005		100,000	100,000		101,117		101,117
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	245,000		245,000	255,783			255,783
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014	3,000,000		3,000,000	3,338,850			3,338,850
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015		1,200,000	1,200,000		1,241,544		1,241,544
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2014	3,000,000		3,000,000	3,342,150			3,342,150
Michigan, State Agency (GO) Lease, State Building Authority, Series I, 6.5%, 10/1/2004	160,000		160,000	162,832			162,832
Michigan, State Agency (REV) Lease, Municipal Bond Authority, Series A, Zero Coupon, 6/15/2006	4,750,000		4,750,000	4,535,300			4,535,300
Michigan, Strategic Fund Obligation, Ford Motor Credit, Series A, ETM, 7.875%, 8/15/2005		115,000	115,000		122,245		122,245
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000		6,670,000	7,247,155			7,247,155
Petoskey, MI, Hospital Finance Authority, ETM, 6.7%, 3/1/2007		295,000	295,000		314,600		314,600
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022	12,400,000		12,400,00	4,198,144			4,198,144
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010		200,000	200,000		226,520		226,520
Walled Lake, MI, School District GO, 5.75%, 5/1/2013	2,000,000		2,000,000	2,218,540			2,218,540

				45,239,366	3,253,557		48,492,923

Minnesota 1.0%
Minnesota, General Obligation, 5.0%, 8/1/2016	2,950,000	3,000,000	5,950,000	3,128,032	3,176,790		6,304,822
Minnesota, White Earth Band of Chippewa, 7.0%, 12/1/2011		2,000,000	2,000,000		2,228,620		2,228,620
Rochester, MN, Saint Mary’s Hospital, ETM, 5.75%, 10/1/2007		255,000	255,000		269,091		269,091

				3,128,032	5,674,501		8,802,533

Mississipi 0.9%
Corinth & Alcorn Counties, MS, Magnolia Regional Health Center, Series B, 5.125%, 10/1/2010		590,000	590,000		613,476		613,476
Jackson, MS, Housing Authority, Multi-Family Revenue, The Woodlands, Series A, AMT, 5.3%, 4/1/2019		490,000	490,000		496,468	(496,468)	-0-
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007		260,000	260,000		279,250		279,250
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018		1,345,000	1,345,000		1,388,390		1,388,390
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue Refunding, Wesley Manor, Series A, 5.45%, 5/20/2034		2,695,000	2,695,000		2,711,224		2,711,224
Mississippi, Home Corp., Single Family Mortgage, Access Program, Series A, AMT, 5.0%, 6/1/2004		20,000	20,000		20,005	(20,005)	-0-
Rankin County, MS, School District GO, 5.25%, 2/1/2015	2,845,000		2,845,000	3,095,872			3,095,872

				3,095,872	5,508,813	(516,473)	8,088,212

Missouri 2.4%
Boone County, MO, Industrial Development Authority, Otscon Inc. Project, Mandatory Put @ 100, AMT, 5.125%, 5/1/2018		1,490,000	1,490,000		1,500,311	(1,500,311)	-0-
Bridgeton, MO, Industrial Development Authority, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019		170,000	170,000		173,281		173,281
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007		170,000	170,000		180,008		180,008
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000		3,200,000	3,575,616			3,575,616
Missouri, Hospital & Healthcare Revenue, Lake Of The Ozarks General Hospital, 6.0%, 2/15/2006	205,000		205,000	215,435			215,435
Missouri, Housing Development Community, Single Family Mortgage, AMT, 6.625%, 12/1/2017		70,000	70,000		70,032	(70,032)	-0-
Missouri, Public Building Authority, Third State Building, Series A, 5.0%, 8/1/2007	10,000,000		10,000,000	10,763,900			10,763,900
Missouri, Rehabilitation Center Project, COP, Series A, 6.0%, 11/1/2015		100,000	100,000		104,876		104,876
Missouri, Water & Sewer Revenue, State Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000		3,495,000	3,870,712			3,870,712
Pacific & Franklin Counties, MO, Industrial Development Authority, Clayton Corp. Project:
AMT, 6.2%, 5/1/2012		720,000	720,000		743,775	(743,775)	-0-
AMT, 6.45%, 5/1/2017		720,000	720,000		742,370	(742,370)	-0-
Springfield, MO, Law Enforcement Communication, COP, 5.5%, 6/1/2010		60,000	60,000		65,771		65,771
St. Louis, MO, Land Clearance Redevelopment Authority, Westminsters Place Apartments, Series A, Mandatory Put @ 100, 5.95%, 7/1/2022		450,000	450,000		475,740		475,740

				18,425,663	4,056,164	(3,056,488)	19,425,339

Montana 0.0%

Missoula County, MT, Community Hospital, ETm, 7.125%, 6/1/2007		182,000	182,000	0	195,137		195,137

Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008		470,000	470,000		488,217		488,217
Omaha, NE, School District GO, Series A, 6.5%, 12/1/2013	1,500,000		1,500,000	1,813,860			1,813,860
Woolworth, NE, Housing Mortgage Development Corp., Section 8 Assisted Project, 5.35%, 7/1/2021		690,000	690,000		690,035		690,035

				1,813,860	1,178,252		2,992,112

Nevada 1.0%
Clark County, NV, School District GO, Building and Renovation, Series B, 6.5%, 6/15/2007	7,000,000		7,000,000	7,795,550			7,795,550
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012		270,000	270,000		276,944		276,944
Series C-1, AMT, 5.45%, 4/1/2010		130,000	130,000		128,807		128,807
Series E, AMT, 6.0%, 10/1/2009		110,000	110,000		112,556	(112,556)	-0-
Series B, AMT, 6.35%, 10/1/2007		100,000	100,000		101,093	(101,093)	-0-
Series A, AMT, 6.45%, 10/1/2007		100,000	100,000		101,020	(101,020)	-0-
Nevada, Housing Division, Single Family Program, Series B-1, 6.2%, 10/1/2015		210,000	210,000		214,389		214,389
Nevada, Multi Unit Housing, Saratoga Palms, AMT, 5.9%, 4/1/2006		165,000	165,000		173,303	(173,303)	-0-

				7,795,550	1,108,112	(487,972)	8,485,690

New Hampshire 0.7%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.75%, 1/1/2005		130,000	130,000		131,975		131,975
4.85%, 1/1/2007		130,000	130,000		135,061		135,061
4.9%, 1/1/2008		145,000	145,000		151,094		151,094
5.55%, 1/1/2018		185,000	185,000		186,846		186,846
6.05%, 1/1/2012		3,580,000	3,580,000		3,866,400		3,866,400
New Hampshire, Higher Education & Health Facility, Kendal at Hanover Issue:
5.2%, 10/1/2006		625,000	625,000		626,281		626,281
5.3%, 10/1/2007		475,000	475,000		475,808		475,808
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,300,000		1,300,000	1,326,091			1,326,091

				1,326,091	5,573,465		6,899,556

New Jersey 0.9%
Carlstadt, NJ, Sewer Authority, Sewer Revenue, 5.25%, 1/1/2007		56,000	56,000		58,115		58,115
New Jersey, Economic Development Authority, Cadbury Corp. Project, Series A, 4.85%, 7/1/2004		265,000	265,000		265,641		265,641
New Jersey, Higher Education Revenue, Education Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025		820,000	820,000		835,646		835,646
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund:							0
Series B, 6.5%, 6/15/2011	85,000		85,000	100,348			100,348
Series B, 6.5%, 6/15/2011	140,000		140,000	164,594			164,594
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:							0
Series B, Prerefunded, 5.75%, 9/15/2013	2,760,000		2,760,000	3,125,397			3,125,397
Series B, 6.0%, 9/15/2015	500,000		500,000	573,230			573,230
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014	2,630,000		2,630,000	2,947,178			2,947,178
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008		45,000	45,000		48,864		48,864

				6,910,747	1,208,266		8,119,013

New Mexico 0.2%
Albuquerque, NM, Class B-2, CMO, Zero Coupon, 5/15/2011		877,000	877,000		499,408		499,408
Bernalillo County, NM, Multi-Family Housing Sunchase Apartments, Series A, Madatory Put @ 100, 5.8%, 11/1/2025		1,130,000	1,130,000		1,139,842		1,139,842
New Mexico, Mortgage Finance Authority, Multi-Family Housing, Sandpiper Apartments:
Series A, AMT, 5.5%, 7/1/2017		120,000	120,000		124,132		124,132
Series A, AMT, 5.6%, 7/1/2028		250,000	250,000		254,545		254,545

				0	2,017,927		2,017,927

New York 10.3%
Albany, NY, Housing Authority, Lark Drive Associates:
AMT, 5.2%, 12/1/2013		40,000	40,000		41,466	(41,466)	-0-
AMT, 5.4%, 12/1/2018		40,000	40,000		41,187	(41,187)	-0-
East Rochester, NY, Housing Authority, St. Johns Meadow, Series A, 5.125%, 8/1/2018		600,000	600,000		613,488		613,488
Long Island, NY, Electric Revenue, Power Authority, Series B, 5.25%, 12/1/2014	4,000,000		4,000,000	4,275,280			4,275,280
New York, Dormitory Authority, Capital Appreciation, Prerefunded @ 100, Series C, ETM, Zero Coupon, 7/1/2004		50,000	50,000		49,936		49,936
New York, Dormitory Authority, Lease Revenue, Court Facilities:
Series A, 5.25%, 5/15/2010		3,540,000	3,540,000		3,827,661		3,827,661
Series A, 5.25%, 5/15/2011		1,240,000	1,240,000		1,335,182		1,335,182
Series A, 5.75%, 5/15/2014		3,715,000	3,715,000		4,099,354		4,099,354
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018		975,000	975,000		1,017,763		1,017,763
6.1%, 8/1/2041		1,000,000	1,000,000		1,075,850		1,075,850
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018		450,000	450,000		464,153		464,153
New York, Dormitory Revenue Authority, State University Education Facilities, 5.0%, 5/15/2010		300,000	300,000		318,420		318,420
New York, NY, General Obligation:
Series I, 5.0%, 8/1/2018		6,000,000	6,000,000		6,080,820		6,080,820
Series A, 5.5%, 8/1/2014		3,330,000	3,330,000		3,602,294		3,602,294
New York, Higher Education Revenue, University Adult Facilities, Series B, 5.75%, 5/15/2013	1,400,000		1,400,000	1,592,556			1,592,556
New York, Metropolitan Transportation Authority Revenue:
Series A, 5.0%, 11/15/2012	3,220,000		3,220,000	3,499,560			3,499,560
Series A, 5.5%, 11/15/2014	5,000,000		5,000,000	5,629,700			5,629,700
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2015	3,365,000		3,365,000	3,656,577			3,656,577
New York, State (GO) Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, ETM, 5.75%, 7/1/2007	1,975,000		1,975,000	2,162,625			2,162,625
New York, State Agency (GO) Lease, Urban Development Corporation, Onondaga County Convention Center, 6.0%, 1/1/2005	1,535,000		1,535,000	1,575,555			1,575,555
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011	2,500,000		2,500,000	2,768,825			2,768,825
New York, NY, Core City GO:
Series B, 5.75%, 8/1/2015	5,000,000		5,000,000	5,407,200			5,407,200
Series I, 6.25%, 4/15/2006	1,000,000		1,000,000	1,070,920			1,070,920
Series G, 6.75%, 2/1/2009	5,000,000		5,000,000	5,690,500			5,690,500
Series B, 7.25%, 8/15/2007	2,900,000		2,900,000	3,271,722			3,271,722
New York, NY, General Obligation, Series A, 5.5%, 8/1/2014	6,670,000		6,670,000	7,223,277			7,223,277
New York, NY, GO, Series D, 6.5%, 2/15/2005	675,000		675,000	698,483			698,483
New York, NY, Industrial Development Agency, College of Aeronautics Project:
5.0%, 5/1/2006		345,000	345,000		359,383		359,383
5.2%, 5/1/2009		205,000	205,000		216,173		216,173
New York, NY, Prerefunded, 6.5%, 2/15/2005	640,000		6640,000	663,226			663,226
New York, NY, State Agency (GO) Lease, Tobacco Settlement Funding Corp, Series A-1, 5.5%, 6/1/2018	10,000,000		10,000,000	10,607,500			10,607,500
New York, NY, Sports, Expo & Entertainment Revenue, City Industrial Development Agency, USTA National Tennis Center Project, 6.1%, 11/15/2004	200,000		200,000	204,330			204,330
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014		600,000	600,000		619,044		619,044
Onondaga County, NY, Industrial Development Agency, Civic Facilities Revenue, Lemoyne College Project, Series A, 5.0%, 3/1/2007		180,000	180,000		188,093		188,093
Syracuse, NY, Housing Authority, Lorretto Rest Homes, Series A, 5.0%, 8/1/2007		815,000	815,000		849,360		849,360
Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	3,080,000	4,920,000	8,000,000	3,268,003	5,216,331		8,484,334
Triborough Bridge & Tunnel Authority, NY, Convention Center Project, Series E, 7.25%, 1/1/2010		315,000	315,000		357,377		357,377
Yates County, NY, Industrial Development Agency, Soldiers & Sailors Memorial Hospital, 5.5%, 2/1/2019		330,000	330,000		338,669		338,669

				63,265,839	30,712,004	(82,653)	93,895,190

North Carolina 0.8%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000		1,000,000	1,046,970			1,046,970
North Carolina, Electric Revenue, Power Agency No.1 Catawba Electric, 7.25%, 1/1/2007	5,000,000		5,000,000	5,584,250			5,584,250
North Wilkesboro, NC, Housing Development Corp., Multi-Family Revenue, Wilkes Tower, Series A, 6.35%, 10/1/2022		200,000	200,000		205,720		205,720
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008		180,000	180,000		192,451		192,451

				6,631,220	398,171		7,029,391

North Dakota 0.3%
Fargo, ND, Hospital Revenue, Meritcare Hospital, 5.6%, 6/1/2013		1,250,000	1,250,000		1,357,075		1,357,075
North Dakota, Housing Financial Agency Revenue, Housing Finance Program:
Series B, AMT, 4.0%, 7/1/2010		345,000	345,000		348,992	(348,992)	-0-
Series B, AMT, 4.125%, 7/1/2011		345,000	345,000		347,629	(347,629)	-0-
Series D, AMT, 4.55%, 7/1/2008		65,000	65,000		66,412	(66,412)	-0-
Series D, AMT, 4.85%, 7/1/2011		80,000	80,000		81,924	(81,924)	-0-
Series D, AMT, 4.95%, 1/1/2012		80,000	80,000		81,985	(81,985)	-0-
Series D, AMT, 5.0%, 1/1/2013		85,000	85,000		87,142	(87,142)	-0-

				0	2,371,159	(1,014,084)	1,357,075

Ohio 1.4%
Bridlewood, Village Apartments, OH, Certificate of Participation, Class A, 5.6%, 9/1/2021		1,512,390	1,512,390		1,536,603		1,536,603
Cuyahoga County, OH, Mortgage Revenue, AMT, 5.2%, 9/20/2009		155,000	155,000		158,352	(158,352)	-0-
Cuyahoga County, OH, Multi-Family Housing Water Street Association, AMT, 6.25%, 12/20/2036		975,000	975,000		1,020,991	(1,020,991)	-0-
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000		1,000,000	1,041,810			1,041,810
5.4%, 7/1/2010	750,000		750,000	774,090			774,090
Jefferson County, OH, GO, 6.625%, 12/1/2005		90,000	90,000		94,379		94,379
Lucas-Palmer Housing Development Corp., OH, Palmer Gardens, Series A, 5.9%, 7/1/2007		175,000	175,000		181,620		181,620
Ohio, Capital Corp. for Housing Mortgage Revenue, Section 8, Series D, 5.55%, 8/1/2024		540,000	540,000		541,803		541,803
Ohio, Capital Corp. for Housing Mortgage Revenue, Section 8 Assisted Project, Series C, 5.1%, 7/1/2009		120,000	120,000		120,220		120,220
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022		795,000	795,000		795,882		795,882
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000		375,000	390,499			390,499
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013	1,140,000		1,140,000	1,261,239			1,261,239
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015	2,280,000		2,280,000	2,544,434			2,544,434
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007		55,000	55,000		58,303		58,303
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009		60,000	60,000		64,463		64,463
Stark County, OH, Health Care Facility, Rose Land Inc. Project:
5.3%, 7/20/2018		850,000	850,000		876,537		876,537
5.35%, 7/20/2023		940,000	940,000		955,661		955,661

				6,012,072	6,404,814	(1,179,343)	11,237,543

Oklahoma 0.3%
Grand River, OK, Dam Authority, ETM, 6.25%, 11/1/2008		615,000	615,000		650,553		650,553
McAlester, OK, Public Works Authority:
ETM, 8.25%, 12/1/2004		115,000	115,000		118,987		118,987
ETM, 8.25%, 12/1/2005		60,000	60,000		65,756		65,756
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007		230,000	230,000		228,123		228,123
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	150,000		150,000	157,301			157,301
Oklahoma, Ordnance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015		1,500,000	1,500,000		1,636,545		1,636,545

				157,301	2,699,964		2,857,265

Oregon 1.3%
Cow Creek Bank, OR, Umpqua Tribe Indians, Oregon Revenue, Series B, 5.1%, 7/1/2012		880,000	880,000		908,635		908,635
Multnomah County, OR, School District GO, Series E, 5.625%, 6/15/2013	1,645,000		1,645,000	1,831,198			1,831,198
Oregon, Health Housing Educational & Cultural Facilities Authority, Cedarwest Housing, Series A, AMT, 4.65%, 1/2/2008		65,000	65,000		67,352	(67,352)	-0-
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013	4,000,000		4,000,000	4,502,640			4,502,640
Washington & Clackamas Counties, OR, School District GO, 5.375%, 6/15/2017	4,000,000		4,000,000	4,303,040			4,303,040

				10,636,878	975,987	(67,352)	11,545,513

Pennsylvania 5.9%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015	3,370,000		3,370,000	3,653,046			3,653,046
Allegheny County, PA, Hospital Development Authority, North Hills Passavant Hospital, ETM, 6.75%, 7/1/2005		95,000	95,000		97,622		97,622
Allegheny County, PA, Residental Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017		205,000	205,000		211,445		211,445
Beaver County, PA, Industrial Development Authority, Health Care Revenue Refunding, 4.85%, 5/20/2010		1,520,000	1,520,000		1,597,687		1,597,687
Berks County, PA, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, Series A, 5.15%, 1/1/2019		1,610,000	1,610,000		1,623,766		1,623,766
Bucks County, PA, Saint Mary's Hospital Authority, ETM, 6.625%, 7/1/2004		25,000	25,000		25,122		25,122
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2006		265,000	265,000		265,414		265,414
5.0%, 10/15/2007		310,000	310,000		310,366		310,366
5.1%, 10/15/2008		120,000	120,000		120,109		120,109
5.125%, 10/15/2009		230,000	230,000		230,145		230,145
5.3%, 10/15/2011		280,000	280,000		280,095		280,095
Delaware County, PA, County GO, 5.125%, 10/1/2014	4,200,000		4,200,000	4,476,360			4,476,360
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020		100,000	100,000		104,421		104,421
Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania, Bridge Revenue, 5.25%, 7/1/2013		1,000,000	1,000,000		1,084,140		1,084,140
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016		800,000	800,000		806,448		806,448
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012		110,000	110,000		113,516		113,516
Series B, 5.75%, 3/15/2013		1,265,000	1,265,000		1,280,901		1,280,901
5.85%, 3/15/2017		325,000	325,000		331,396		331,396
Fayette County, PA, Hospital Authority, Uniontown Hospital:
5.2%, 6/15/2004		210,000	210,000		210,380		210,380
5.45%, 6/15/2007		340,000	340,000		364,912		364,912
Lancaster, PA, Sewer Authority, ETM, 6.0%, 4/1/2012		80,000	80,000		87,213		87,213
Montgomery County, PA, GO, ETM, 9.0%, 8/15/2004		40,000	40,000		40,650		40,650
Mount Lebanon, PA, Hospital Authority, ETM, 7.0%, 7/1/2006		100,000	100,000		105,224		105,224
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011		100,000	100,000		111,480		111,480
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013		800,000	800,000		847,648		847,648
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation:
Series A, 5.4%, 11/15/2007		350,000	350,000		369,113		369,113
Series C, 5.875%, 11/15/2018		1,450,000	1,450,000		1,541,002		1,541,002
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008		530,000	530,000		548,052		548,052
Pennsylvania, Higher Educational Facility, University of the Arts:
4.75%, 3/15/2005		125,000	125,000		125,319		125,319
4.85%, 3/15/2006		200,000	200,000		200,404		200,404
5.1%, 3/15/2009		230,000	230,000		230,271		230,271
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000		265,000	284,928			284,928
Pennsylvania, Higher Educational Facility, Ursinus College, 5.4%, 1/1/2006		190,000	190,000		200,066		200,066
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 64, AMT, 0.00%, 4/1/2030		1,505,000	1,505,000		1,178,310	(1,178,310)	-0-
Series 65A, AMT, 4.6%, 10/1/2008		145,000	145,000		151,622	(151,622)	-0-
Pennsylvania, State GO, Series First, 6.0%, 1/15/2013	5,500,000		5,500,000	6,302,890			6,302,890
Philadelphia, PA, Airport Revenue, AMT, 5.375%, 6/15/2012		2,600,000	2,600,000		2,760,940	(2,760,940)	-0-
Philadelphia, PA, Hospital & Higher Education Authority, Centralized Comprehensive Human Services, Series A, 6.125%, 1/1/2013		3,335,000	3,335,000		3,425,478		3,425,478
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028		2,645,000	2,645,000		2,670,260		2,670,260
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, 4.75%, 2/1/2008		230,000	230,000		238,735		238,735
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010		480,000	480,000		480,461		480,461
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023		725,000	725,000		734,650		734,650
Philadelphia, PA, Redevlopment Authority, First Lien Mortgage, Series A, 6.5%, 1/1/2029		664,200	664,200		678,912		678,912
Philadelphia, PA, School District GO:
Series C, 5.75%, 3/1/2011	500,000		500,000	555,290			555,290
Series C, 5.875%, 3/1/2013	1,000,000		1,000,000	1,113,730			1,113,730
Pittsburgh, PA, School District GO, 5.25%, 9/1/2009	2,000,000		2,000,000	2,179,500			2,179,500
Pittsburgh, PA, State GO, Series A, 5.5%, 9/1/2015	5,000,000		5,000,000	5,542,450			5,542,450
Pittsburgh, PA, Urban Redevelopment Authority, Series C, AMT, 5.95%, 10/1/2029		120,000	120,000		122,816	(122,816)	-0-
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008	2,725,000		2,725,000	2,979,352			2,979,352
Scranton-Lackawanna Counties, PA, University of Scranton Project, 5.15%, 11/1/2011		250,000	250,000		268,168		268,168
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015		1,065,000	1,065,000		1,094,170		1,094,170

				27,087,546	27,268,849	(4,213,688)	50,142,707

Rhode Island 0.2%
Rhode Island, Industrial Facilities Corp., Industrial Development Revenue, Building Authority Program, AMT:
5.25%, 4/1/2011		230,000	230,000		236,230	(236,230)	-0-
5.3%, 4/1/2012		245,000	245,000		249,339	(249,339)	-0-
5.35%, 4/1/2013		265,000	265,000		268,310	(268,310)	-0-
5.4%, 4/1/2014		65,000	65,000		65,253	(65,253)	-0-
5.5%, 4/1/2019		305,000	305,000		300,721	(300,721)	-0-
5.6%, 4/1/2024		380,000	380,000		365,708	(365,708)	-0-

				0	1,485,561	(1,485,561)	-0-

South Carolina 2.1%
Columbia, SC, Waterworks & Sewer Systems, ETM, 7.75%, 1/1/2011		3,505,000	3,505,000		4,031,170		4,031,170
South Carolina, Economic Jobs Development, Westminster Presbyterian, Series A, 5.125%, 11/15/2008		448,000	448,000		468,765		468,765
South Carolina, Hospital & Healthcare Revenue, Franciscan Sisters of the Poor Health System, ETM, 6.375%, 7/1/2004	1,215,000		1,215,000	1,220,431			1,220,431
South Carolina, Housing Finance & Development Authority, Bryon Point Apartments Project, Mandatory Put @ 100, AMT, 5.7%, 6/1/2025		2,290,000	2,290,000		2,320,090		2,320,090
South Carolina, Housing Finance & Development Authority, Hunting Ridge Apartments, Mandatory Put @ 100, 6.75%, 6/1/2025		755,000	755,000		768,069	(768,069)	-0-
South Carolina, Housing Finance & Development Authority, Westbury Plantation, 6.05%, 7/1/2027		315,000	315,000		316,509		316,509
South Carolina, Jobs Economic Development Revenue Authority, Ebenezer Nursing, 6.9%, 1/20/2037		1,295,000	1,295,000		1,410,359		1,410,359
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015	3,705,000		3,705,000	4,008,921			4,008,921
5.375%, 6/1/2016	3,900,000		3,900,000	4,219,371			4,219,371

				9,448,723	9,314,962	(768,069)	17,995,616

Tennessee 3.1%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009		260,000	260,000		300,518		300,518
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013	3,305,000		3,305,000	3,663,692			3,663,692
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010		465,000	465,000		495,411		495,411
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015	3,545,000		3,545,000	3,890,141			3,890,141
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home Inc. Project, Series A, Prerefunded @ 105, 9.0%, 10/1/2022		185,000	185,000		227,302		227,302
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Homes Inc. Project, Series A, 7.25%, 6/20/2036		5,870,200	5,870,200		5,927,552		5,927,552
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023		570,000	570,000		577,712		577,712
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016		1,000,000	1,000,000		1,018,110		1,018,110
Nashville & Davidson Counties, TN, Health & Education Facility Revenue Board, Multi-Family Housing, Mandatory Put @ 100, 5.2%, 2/1/2021		1,610,000	1,610,000		1,685,767		1,685,767

Nashville and Davidson Counties, TN, Electric Revenue, Series B, 5.5%, 5/15/2014	3,535,000		3,535,000	3,964,396		3,964,396
Nashville & Davidson Counties, TN, Multi-Family Housing, Beechwood Terrace, Series A, 6.625%, 3/20/2036		240,000	240,000		260,820	260,820
Nashville & Davidson Counties, TN, Multi-Family Housing, Welch Bend Apartments, Series A, Mandatory Put @ 100, 5.5%, 1/1/2027		1,600,000	1,600,000		1,676,144	1,676,144
Nashville and Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013	3,310,000		3,310,000	3,637,260		3,637,260
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013		1,340,000	1,340,000		1,425,640	1,425,640
Shelby County, TN, Public Improvements, GO, Series B, 5.25%, 11/1/2006		10,000	10,000		10,725	10,725

				15,155,489	13,605,701	28,761,190

Texas 12.0%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009	5,775,000		5,775,000	4,703,911			4,703,911
Austin, TX, Water & Sewer Revenue, 5.75%, 5/15/2014	2,800,000		2,800,000	3,107,328			3,107,328
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opprtunity Housing, 5.8%, 1/1/2031		200,000	200,000		205,264		205,264
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014	6,500,000		6,500,000	7,641,140			7,641,140
Bryon, TX, Higher Education Authority, Allen Academy Project, Series A:
6.5%, 12/1/2006		170,000	170,000		179,612		179,612
7.3%, 12/1/2016		1,315,000	1,315,000		1,485,713		1,485,713
Capital Area, TX, Housing Finance Corp., IDK Partners II Trust, Series A, 6.5%, 11/1/2019		205,952	205,952		206,533		206,533
Del Rio, TX, GO:
5.55%, 4/1/2011		45,000	45,000		47,218		47,218
5.65%, 4/1/2013		95,000	95,000		99,023		99,023
5.75%, 4/1/2016		45,000	45,000		46,464		46,464
5.75%, 4/1/2017		185,000	185,000		190,432		190,432
6.5%, 4/1/2010		95,000	95,000		103,544		103,544
7.5%, 4/1/2008		95,000	95,000		108,947		108,947
7.5%, 4/1/2009		145,000	145,000		164,498		164,498
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008		85,000	85,000		92,954		92,954
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000		1,000,000	1,022,590			1,022,590
Grand Prairie, TX, Municipal Utilities, Watyer & Sewer Revenue, 6.5%, 4/1/2012		1,000,000	1,000,000		1,081,830		1,081,830
Harris County, TX, GO, Series A, Zero Coupon, 8/15/2006	3,915,000		3,915,000	3,714,904			3,714,904
Heart of Texas, Housing Finance Corp., Multi-Family Housing Revenue, 7.4%, 9/20/2035		1,000,000	1,000,000		1,065,380	(1,065,380)	-0-
Houston, TX, Housing Finance Corp., Series A-1, Zero Coupon, 6/1/2014		710,000	710,000		332,351		332,351
Houston, TX, Housing Finance Corp., Newport Apartments Project, AMT, 5.3%, 2/20/2014		680,000	680,000		712,211	(712,211)	-0-
Houston, TX, Sewer Systems, ETM, 6.375%, 10/1/2008		240,000	240,000		259,438		259,438
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015	8,250,000		8,250,000	8,928,975			8,928,975
Series B, Prerefunded, 5.75%, 12/1/2016	1,000,000		1,000,000	1,143,050			1,143,050
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013	2,500,000		2,500,000	2,918,700			2,918,700
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021		385,000	385,000		392,034		392,034
Lewisville, TX, Combination Contract Revenue, 5.625%, 9/1/2017		3,545,000	3,545,000		3,666,452		3,666,452
North East, TX, Hospital Authority, ETM, 8.0%, 7/1/2008		425,000	425,000		472,230		472,230
North East, TX, School District, GO, 6.0%, 2/1/2015	4,575,000		4,575,000	5,200,402			5,200,402
Northern Texas, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014		5,750,000	5,750,000		5,983,737		5,983,737
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011		250,047	250,047		251,562		251,562
Panhandle, TX, Regional Housing Finance Corp., Single Family Mortgage, Series A, AMT, 7.5%, 5/1/2024		185,000	185,000		185,583	(185,583)	-0-
Plano, TX, School District, GO, 5.25%, 2/15/2014	4,625,000		4,625,000	4,983,900			4,983,900
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, Richardson Medical Center, Series 1993, 6.5%, 12/1/2012	1,085,000		1,085,000	1,107,818			1,107,818
Robston, TX, Electric Light & Power Revenue:
6.0%, 12/1/2004		100,000	100,000		102,116		102,116
6.0%, 12/1/2005		100,000	100,000		101,936		101,936
6.0%, 12/1/2006		100,000	100,000		101,936		101,936
Southeast, TX, Housing Finance Corp., Residual Revenue Capital Appreciation, Zero Coupon, 9/1/2017		1,645,000	1,645,000		806,346		806,346
Tarrant County, TX, Health Facility, South Central Nursing:
Series A, 6.0%, 1/1/2037		160,000	160,000		169,851		169,851
Series A, 6.85%, 9/20/2030		2,891,000	2,891,000		2,990,682		2,990,682
Tarrant County, TX, Housing Finance Corp. Revenue, Multi-Family Housing, 6.95%, 3/20/2039		4,312,000	4,312,000		4,460,591		4,460,591
Tarrant County, TX, Housing Finance Corp., Multi-Family Housing, Summit Project, Series A, Mandatory Put @ 100, 5.08%, 9/1/2027		1,510,000	1,510,000		1,559,483		1,559,483
Tarrant County, TX, Multi-Family Housing Revenue, Lost Spurs Apartments, 6.75%, 9/20/2020		772,000	772,000		798,634		798,634
Texarkana, TX, Housing Finance Corp., Summerhill, Series A, 5.55%, 1/20/2007		95,000	95,000		94,855		94,855
Texas, Department Housing & Community Affairs, Single Family Revenue, Series E, 6.0%, 9/1/2017		805,000	805,000		838,778		838,778
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014	2,500,000		2,500,000	2,786,375			2,786,375
Texas, Electric Revenue, Texas Electric Co. Project, Series A, 5.5%, 5/1/2022	1,750,000		1,750,000	1,850,310			1,850,310
Texas, Municipal Power Agency:
ETM, Zero Coupon, 9/1/2007	542,000		542,000	494,098			494,098
ETM, Zero Coupon, 9/1/2007	7,843,000		7,843,000	7,123,013			7,123,013
Zero Coupon, 9/1/2014	35,000		35,000	22,039			22,039
Zero Coupon, 9/1/2014	1,765,000		1,765,000	1,097,018			1,097,018
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015	3,710,000		3,710,000	4,025,016			4,025,016
Texas, Water & Sewer Revenue, State Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000		2,290,000	2,529,969			2,529,969
Series A, 5.75%, 7/15/2013	3,000,000		3,000,000	3,317,400			3,317,400
Series B, 5.75%, 7/15/2014	3,555,000		3,555,000	3,931,119			3,931,119
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007	2,000,000		2,000,000	2,196,920			2,196,920
Series A, 5.75%, 11/15/2010	1,000,000		1,000,000	1,112,940			1,112,940
Series A, 6.25%, 11/15/2013	5,000,000		5,000,000	5,769,600			5,769,600
Waxahachie, TX, Independent School District, ETM, Zero Coupon, 8/15/2009	150,000		150,000	124,640			124,640
Waxahachie, TX, School District GO, Independent School District, Zero Coupon, 8/15/2009	250,000		250,000	206,037			206,037

				81,059,212	29,358,218	(1,963,174)	108,454,256

Utah 1.8%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014		800,000	800,000		872,760		872,760
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008		245,000	245,000		249,192		249,192
Salt Lake & Sandy, UT, Metropolitan Water District, Water Revenue:
5.0%, 7/1/2016		2,020,000	2,020,000		2,127,929		2,127,929
5.0%, 7/1/2017		2,455,000	2,455,000		2,565,745		2,565,745
Utah, Electric Revenue, Intermountain Power Agency:
Series B, ETM, 6.25%, 7/1/2006	5,060,000		5,060,000	5,489,037			5,489,037
Series B, 6.25%, 7/1/2006	2,940,000		2,940,000	3,185,490			3,185,490
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012		175,000	175,000		178,685	(178,685)	-0-
Series B-2, 5.2%, 7/1/2011		190,000	190,000		191,339	(191,339)	-0-
Series A-2, AMT, 5.25%, 7/1/2011		215,000	215,000		220,199	(220,199)	-0-
Series A-2, AMT, 5.4%, 7/1/2016		260,000	260,000		263,708	(263,708)	-0-
Series F-1, Class I, 5.5%, 7/1/2016		115,000	115,000		115,283		115,283
Series C, Class III, 6.25%, 7/1/2014		435,000	435,000		437,475	(437,475)	-0-
Utah, Housing Finance Agency, Single Family Mortgage, AMT, 5.25%, 7/1/2012		100,000	100,000		103,433	(103,433)	-0-
Utah, Housing Finance Agency, Sub-Single Family Mortgage, 5.85%, 7/1/2007		50,000	50,000		50,133		50,133
Weber County, UT, Municipal Building Authority, 6.75%, 12/15/2004		360,000	360,000		370,595		370,595

				8,674,527	7,746,476	(1,394,839)	15,026,164

Vermont 0.1%
Vermont, Education & Health Building Finance Authority, Norwich University Project:
5.0%, 7/1/2006		275,000	275,000		286,347		286,347

5.0%, 7/1/2007		310,000	310,000		324,151	324,151
5.75%, 7/1/2013		525,000	525,000		551,717	551,717

				0	1,162,215	1,162,215

Virgin Islands 0.2%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000		2,000,000	2,107,720	0	2,107,720

Virginia 0.4%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016		850,000	850,000		912,322		912,322
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013		2,040,000	2,040,000		2,329,619		2,329,619
Suffolk, VA, Redevelopment and Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018		160,000	160,000		160,181		160,181

				0	3,402,122		3,402,122

Washington 2.7%
Douglas County, WA, School District GO, School District No.206, Eastmont, 5.75%, 12/1/2013	2,000,000		2,000,000	2,241,120			2,241,120
Energy Northwest, WA, Washington Electric Revenue, Columbia Generating, Series B, 5.35%, 7/1/2018	2,420,000		2,420,000	2,550,728			2,550,728
Grays Harbor County, WA, Public Utility District Number 1, ETM, 5.375%, 1/1/2006		90,000	90,000		93,107		93,107
King and Snohomish Counties, WA, County GO, 5.75%, 12/1/2015	8,000,000		8,000,000	8,904,880			8,904,880
Quinault Indian Nation, WA, Entertainment Revenue, 5.8%, 12/1/2015		300,000	300,000		312,162		312,162
Seattle, WA, Light & Power Revenue, 7.4%, 11/20/2036		1,132,000	1,132,000		1,276,533		1,276,533
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Series A, 5.25%, 7/1/2008	3,000,000		3,000,000	3,068,970			3,068,970
Series A, 5.8%, 7/1/2007	2,120,000		2,120,000	2,317,648			2,317,648
Series A, 6.3%, 7/1/2012	1,000,000		1,000,000	1,167,400			1,167,400
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012		1,000,000	1,000,000		1,097,290		1,097,290
Washington, Housing Finance Commission, Convention Deferred Interest, Series 4A, AMT, Zero Coupon, 12/1/2020		2,060,000	2,060,000		1,561,954	(1,561,954)	-0-

				20,250,746	4,341,046	(1,561,954)	23,029,838

West Virginia 0.5%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008		190,000	190,000		195,362		195,362
5.7%, 9/1/2009		150,000	150,000		153,261		153,261
Harrison County, WV, CMO, Series B, Zero Coupon, 10/20/2010		1,569,915	1,569,915		973,677		973,677
Marshall County, WV, Capital Appreciation, Zero Coupon, 5/1/2014		321,000	321,000		149,489		149,489
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015	2,940,000		2,940,000	3,204,923			3,204,923

				3,204,923	1,471,789		4,676,712

Wisconsin 2.9%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded @ 100, 7.375%, 7/1/2009		110,000	110,000		117,666		117,666
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018		1,110,000	1,110,000		1,115,517		1,115,517
Whitewater, WI, Waterowrks System Mortgage, 7.5%, 7/1/2016		185,000	185,000		204,530		204,530
Wisconsin, Health & Ecucational Facilities, Revenue Authority, 6.0%, 5/15/2016		1,000,000	1,000,000		1,029,740		1,029,740
Wisconsin, Health & Educational Facilities, Sister Sorrowful Mothers, Series A, 5.3%, 8/15/2009		890,000	890,000		949,701		949,701
Wisconsin, Health & Educational Facilities, Viterbo College Inc. Project, Series A:
5.4%, 2/1/2005		95,000	95,000		97,162		97,162
5.75%, 2/1/2012		390,000	390,000		402,148		402,148
6.0%, 2/1/2017		405,000	405,000		414,279		414,279
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp.:
6.0%, 8/15/2005	1,400,000		1,400,000	1,473,150			1,473,150
6.125%, 8/15/2006	1,480,000		1,480,000	1,604,498			1,604,498
6.25%, 8/15/2007	1,000,000		1,000,000	1,108,400			1,108,400
Wisconsin, Hospital & Healthcare Revenue, Wheaton Franciscan Service, Inc., 5.8%, 8/15/2004	1,675,000		1,675,000	1,690,929			1,690,929
Wisconsin, Housing & Economic Development Authority, Series B, AMT, 4.95%, 9/1/2009		305,000	305,000		318,527	(318,527)	-0-
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series C, 6.25%, 9/1/2017		1,315,000	1,315,000		1,313,672		1,313,672
Wisconsin, Housing & Economic Development Authority, Housing Revenue, 5.8%, 11/1/2013		1,580,000	1,580,000		1,608,219		1,608,219
Wisconsin, State GO:
Series C, 5.25%, 5/1/2016	7,705,000		7,705,000	8,236,722			8,236,722
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000		4,000,000	4,530,440			4,530,440

				18,644,139	7,571,161	(318,527)	25,896,773

Wyoming 0.0%
Wyoming, Community Development Authority, Series %, AMT, 5.7%, 12/1/2007		145,000	145,000	0	148,895	(148,895)	-0-

Total Municipal Investments (Cost $593,815,380, $286,511,349 and $880,326,729 respectively)				625,286,953	290,384,435	(36,929,755)	878,741,633

Mutual Funds 0.1%
Provident Institutional Municipal Cash Fund, 0.914%, 1/1/2030		681,810	681,810		681,810		681,810

Total Mutual Funds (Cost $0, $681,810 and $681,810 respectively)				0	681,810		681,810

Total Investment Portfolio (Cost $593,815,380, $287,193,159 and $881,008,539 respectively)				625,286,953	291,066,245	(36,929,755)	879,423,443

*	Represents securities that Municipal Bond Fund would sell prior to the Reorganization, as they would not be allowable investments for Intermediate Tax/AMT Free Fund.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of Scudder Intermediate Tax/AMT Free Fund and Scudder Municipal Bond Fund as of May 31, 2004 as adjusted giving effect to the Reorganization discussed herein (1).

	Acquiring Fund	Acquired Fund
	Scudder Intermediate Tax/AMT Free Fund	Scudder Municipal Bond Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$86,744,351		$—	$86,744,351
Class B Shares	$9,446,811		$—	$9,446,811
Class C Shares	$14,074,646		$—	$14,074,646
Class S Shares	$494,860,303		$—	$494,860,303
Class AARP Shares	$7,613,411		$—	$7,613,411
Investment Class Shares		$25,601,572	$—	$25,601,572
Institutional Class Shares		$271,045,503	$—	$271,045,503

Total Net Assets	$612,739,252	$296,647,075	$—	$909,386,327

Shares Outstanding
Class A Shares	7,705,516		—	7,705,516
Class B Shares	838,711		—	838,711
Class C Shares	1,250,558		—	1,250,558
Class S Shares	43,937,528		—	43,937,528
Class AARP Shares	675,701		—	675,701
Investment Class Shares		2,329,646	(55,972)	2,273,674
Institutional Class Shares		24,699,119	(627,582)	24,071,537
Net Asset Value per Share
Class A Shares	$11.26			$11.26
Class B Shares	$11.26			$11.26
Class C Shares	$11.25			$11.25
Class S Shares	$11.26			$11.26
Class AARP Shares	$11.27			$11.27
Investment Class Shares		$10.99		$11.26
Institutional Class Shares		$10.97		$11.26

1)	Assumes the Reorganization had been consummated on May 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Intermediate Tax/AMT Free Fund will be received by the shareholders of the Scudder Municipal Bond Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Intermediate Tax/AMT Free Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Scudder Intermediate Tax/AMT Free Fund	Scudder Municipal Bond Fund	Pro Forma Adjustments		Pro Forma Combined
Investments, at value	$625,286,953	$291,066,245	($36,929,755	)(7)	$879,423,443
Cash	(3,426,307)	—			(3,426,307)
Other assets less liabilities	(9,121,394)	5,580,830	$36,929,755	(7)	33,389,191

Total Net assets	$612,739,252	$296,647,075	$—		$909,386,327

Net Assets
Class A Shares	$86,744,351				$86,744,351
Class B Shares	$9,446,811				$9,446,811
Class C Shares	$14,074,646				$14,074,646
Class S Shares	$494,860,033				$494,860,033
Class AARP Shares	$7,613,411				$7,613,411
Investment Class Shares		$25,601,572			$25,601,572
Institutional Class Shares		$271,045,503			$271,045,503

Total Net assets	$612,739,252	$296,647,075	$—		$909,386,327

Shares Outstanding
Class A Shares	7,705,516				7,705,516
Class B Shares	838,711				838,711
Class C Shares	1,250,558				1,250,558
Class S Shares	43,937,528				43,937,528
Class AARP Shares	675,701				675,701
Investment Class Shares		2,329,646	(55,972)		2,273,674
Institutional Class Shares		24,699,119	(627,582)		24,071,537
Net Asset Value per Share
Class A Shares	11.26				$11.26
Class B Shares	11.26				$11.26
Class C Shares	11.25				$11.25
Class S Shares	11.26				$11.26
Class AARP Shares	11.27				$11.27
Investment Class Shares		10.99			$11.26
Institutional Class Shares		10.97			$11.26

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MAY 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Scudder Intermediate Tax/AMT Free Fund	Scudder Municipal Bond Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$30,393,709	20,223,737	$—		$50,617,446

Total Investment Income	30,393,709	20,223,737	—		50,617,446
Expenses
Management fees	3,428,562	1,593,759	(875,620	)(2)	4,146,701
Administrative fee	841,465	—	(841,465	)(3)	—
Administrator service fee	—	465,059	(465,059	)(4)	—
Services to shareholders	119,578	—	572,507	(5)	692,085
Custodian and accounting fees	52,765	—	118,844	(5)	171,609
Distribution service fees	446,116	48,310	—		494,426
Auditing	13,969	89,045	(2,814	)(5)	100,200
Legal	4,575	20,885	22,875	(5)	48,335
Trustees fees	20,969	16,016	—		36,985
Reports to shareholders	6,344	15,412	31,720	(5)	53,476
Registration fees	17,385	24,992	42,907	(5)	85,284
Other	7,965	20,616	—		28,581

Total expenses before reductions	4,959,693	2,294,094	(1,396,105)		5,857,682
Expense reductions	(42,841)	(62,611)	100,717	(6)	(4,735)

Expenses, net	4,916,852	2,231,483	(1,295,388)		5,852,947

Net investment income (loss)	25,476,857	17,992,254	1,295,388		44,764,499

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments and foreign currency related transactions	(208,580)	2,626,701	1,014,077	(7)	3,432,198
Net unrealized appreciation (depreciation) of investments and foreign currency related transactions	(30,779,662)	(18,553,557)	(1,014,077	)(7)	(50,347,296)

Net increase in net assets from operations	$(5,511,385)	$2,065,398	$1,295,388		$(2,150,599)

Notes to Pro Forma Combining Financial Statements (Unaudited) May 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of May 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended May 31, 2004 for Scudder Intermediate Tax/AMT Free Fund and Scudder Municipal Bond Fund as adjusted giving effect to the Reorganization as if it had occurred as of May 31, 2004. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder Municipal Bond Fund in exchange for shares of Scudder Intermediate Tax/AMT Free Fund at net asset value. Following the acquisition, Scudder Intermediate Tax/AMT Free Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable and tax-exempt income to shareholders. After the acquisition, Scudder Intermediate Tax/AMT Free Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the adoption of Municipal Bond Fund’s lower management fee agreement by Intermediate Tax/AMT Free Fund, which will become effective upon completion of the Reorganization, applied to the pro-forma combined net assets.
3.	Represents a reduction in expense as Intermediate Tax/AMT Free Fund does not have an Administrative Fee.
4.	Represents a reduction in expense as Intermediate Tax/AMT Free Fund does not have an Administrator Service Fee.
5.	Represents estimated increase (decrease) in expenses as a result of Intermediate Tax/AMT Free Fund being responsible for certain expenses formerly covered under its Administrative Fee or Municipal Bond Fund’s Administrator Service Fee.
6.	Represents decrease in expense reductions as a result of the overall decrease in expenses resulting from the Reorganization.
7.	Represents effect of the sale of certain securities by Municipal Bond Fund prior to the Reorganization as they would not be allowable investments for Intermediate Tax/AMT Free Fund.

SCUDDER

INVESTMENTS

National Tax Free Funds II
Institutional Class

Prospectus

March 1, 2004

Scudder Municipal Bond Fund

Scudder Short-Term Municipal Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Institutional Class
ticker symbol	MGMBX
fund number	528

Scudder Municipal Bond Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).

The fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Up to 20% of the fund’s total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”) or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

4

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund’s goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.

Issuer research lies at the heart of the fund’s investment process. In selecting individual securities for investment, the portfolio management team:

•	uses credit research conducted by full time in-house analysts to determine the issuer’s current and future potential ability to pay principal and interest;

•	looks to exploit any inefficiencies between intrinsic value and trading price; and

•	subordinates sector weightings to individual bonds that may add above-market value.

In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. From time to time, interest rate swaps and other over-the-counter derivatives. the use of derivatives will be an important part of the fund’s investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Bond maturity measures the time remaining until an issuer must repay a bond’s principal in full.

5

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund’s income and gains will generally be subject to state taxation.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax.

6

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994	-0.99
1995	13.34
1996	5.84
1997	8.18
1998	5.44
1999	-1.25
2000	8.64
2001	5.34
2002	7.50
2003	4.78

For the periods included in the bar chart: Best Quarter: 5.16%, Q1 1995	Worst Quarter: -2.98%, Q1 1994

8

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Institutional Class
Return before Taxes	4.78	4.95	5.60
Return after Taxes on Distributions	4.78	4.95	5.56
Return after Taxes on Distributions and Sale of Fund Shares	4.65	4.91	5.51
Index (Reflects no deduction for fees, expenses or taxes)	4.19	5.47	5.42

Index: The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

Total returns from 2000 through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 730-1313 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.40%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.16
Total Annual Operating Expenses	0.56

Less Fee Waiver/Expense Reimbursements*	0.01

Net Annual Fund Operating Expenses	0.55

*	Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses October 31, 2002 so that total operating expenses will not exceed 0.55%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$178	$312	$700

10

Institutional Class
ticker symbol	MGSMX
fund number	536

Scudder Short-Term Municipal Bond Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).

The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”) or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

11

Up to 20% of the fund’s total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund’s goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio management team:

•	uses credit research conducted by full time in-house analysts to determine the issuer’s current and future potential ability to pay principal and interest;

•	looks to exploit any inefficiencies between intrinsic value and trading price; and

•	subordinates sector weightings to individual bonds that may add above-market value.

In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives. From time to time, the use of derivatives will be an important part of the fund’s investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Bond maturity measures the time remaining until an issuer must repay a bond’s principal in full.

12

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. n investorA fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund’s income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax and are also seeking less volatility in the value of their investment than an investment in the Municipal Bond Fund.

13

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

14

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Short-Term Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1996	5.59
1997	6.94
1998	5.13
1999	1.20
2000	6.34
2001	5.11
2002	5.16
2003	2.71

For the periods included in the bar chart: Best Quarter: 2.27%, Q2 1997	Worst Quarter: -0.03%, Q2 1999

15

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Institutional Class
Return before Taxes	2.71	4.09	4.98
Return after Taxes on Distributions	2.71	4.09	4.95
Return after Taxes on Distributions and Sale of Fund Shares	2.69	4.07	4.89
Index 1 (reflects no deduction for fees, expenses or taxes)**	2.74	4.11	4.45
Index 2**	0.53	1.99	2.44

Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Money market funds seek to maintain a stable net asset value. Generally, their performance is below that of a short term municipal bond fund.

*	The fund’s Institutional Class commenced operations on March 6, 1995.
**	Index comparisons begin on March 31, 1995.

Total returns from 2000 through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 730-1313 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.40%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.16
Total Annual Operating Expenses	0.56
Less Fee Waiver/Expense Reimbursements*	0.01
Net Annual Fund Operating Expenses	0.55

*	Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses October 31, 2002 so that total operating expenses will not exceed 0.55%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$178	$312	$700

17

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

Other policies

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, each fund’s policy of investing at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax cannot be changed without shareholder approval.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. Each fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

18

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

19

Who Manages and Oversees the Funds

Investment Advisor. Deutsche Asset Management, Inc. (“DeAM, Inc.”), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds’ investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Municipal Bond Fund	0.40%
Scudder Short-Term Municipal Bond Fund	0.40%

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

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The portfolio managers

The following people handle the day-to-day management of each fund.

Philip G. Condon	Shelly Deitert
Managing Director of Deutsche Asset	Vice President of Deutsche Asset
Management and Co-Lead Portfolio	Management and Portfolio Manager of
Manager of the funds.	the funds.

• Joined Deutsche Asset Management in 1983 and the funds in 2003.	• Joined Deutsche Asset Management in 1997 and the funds in 2003.

• Over 28 years of investment industry experience.	• Over 7 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield
CFA, Managing Director of Deutsche
Asset Management and Co-Lead Portfolio
Manager of the funds.

• Joined Deutsche Asset Management in 1986 and the funds in 2003.

• Over 18 years of investment industry experience.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Municipal Bond Fund — Institutional Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.20	$11.18	$10.77	$10.66	$11.30
Income from investment operations:
Net investment income	.53	.53	.53	.56	.51
Net realized and unrealized gain (loss) on investment transactions	.02	.02	.41	.11	(.59)

Total from investment operations	.55	.55	.94	.67	(.08)

Less distributions from:
Net investment income	(.53)	(.53)	(.53)	(.56)	(.51)
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	(.53)	(.53)	(.53)	(.56)	(.56)

Net asset value, end of period	$11.22	$11.20	$11.18	$10.77	$10.66

Total Return (%)^a	5.01	5.04	8.90	6.45	(.78)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	420	454	442	515	623
Ratio of expenses before expense reductions (%)	.56	.58	.57	.590	.58
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	4.72	4.76	4.80	5.25	4.62
Portfolio turnover rate (%)	18	17	27	29	27

^a	Total return would have been lower had certain expenses not been reduced.

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Scudder Short-Term Municipal Bond Fund — Institutional Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.34	$10.33	$10.16	$10.11	$10.37
Income from investment operations:
Net investment income	.31	.41	.47	.50	.40
Net realized and unrealized gain (loss) on investment transactions	.01	.01	.17	.05	(.26)

Total from investment operations	.32	.42	.64	.55	.14

Less distributions from:
Net investment income	(.31)	(.41)	(.47)	(.50)	(.40)
Net asset value, end of period	$10.35	$10.34	$10.33	$10.16	$10.11

Total Return (%)^a	3.14	4.29	6.40	5.52	1.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	542	317	155	192	107
Ratio of expenses before expense reductions (%)	.56	.60	.62	.71	.80
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.92	3.88	4.60	5.26	3.92
Portfolio turnover rate (%)	34	34	63	52	64

^a	Total returns would have been lower had certain expenses not been reduced.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor.

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Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Each fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the transfer agent. Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund’s shareholders.

Eligibility requirements

You may buy Institutional Shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

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•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Each fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

By Phone:	(800) 730-1313

First Investments	Scudder Investments Service Company
By Mail:	P.O. Box 219356
Kansas City, MO 64121-9356

Additional	Scudder Investments Service Company
Investments By	P.O. Box 219154
Mail:	Kansas City, MO 64121-9154

By Overnight Mail:	Scudder Investments Service Company
811 Main Street
Kansas City, MO 64105-2005

By Fax (for	(800) 821-6234
exchanging and
selling shares
only):

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

MAIL:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to the fund you have selected to the transfer agent. Be sure to include the fund number. (For fund numbers, see below.) The addresses are shown under “How to contact the transfer agent.”

WIRE:	Call the transfer agent to set up a wire account.

FUND NAME	Scudder Municipal Bond Fund — Institutional Class
AND FUND NUMBER	— 528
Scudder Short-Term Municipal Bond Fund —
Institutional Class — 536

Please note that your account cannot become activated until we receive a completed application.

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How to buy and sell shares

MAIL:

Buying: Send your check, payable to “Scudder Municipal Bond Fund — Institutional Class — 528” or “Scudder Short-Term Municipal Bond Fund — Institutional Class — 536” to the transfer agent. The addresses are shown above under “How to contact the transfer agent.” Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to “Scudder Funds” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

Bank Name:	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Scudder Funds

DDA No:	00-226-296

FBO:	(Account name) (Account number)

Credit:	Scudder Municipal Bond Fund — Institutional Class — 528 Scudder Short-Term Municipal Bond Fund— Institutional Class— 536

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Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Institutional Class. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

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QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

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Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

To calculate net asset value per share or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup

33

withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	redeem your shares and close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: accrued daily and paid monthly

•	Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, any income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Taxable distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• all other taxable income
(except for tax-exempt interest income)
Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

If a fund’s distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated, for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Their distributions from other sources, if any, would be taxable as described above.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you may be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend.

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Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 730-1313	(202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER	SEC File Numbers:
INVESTMENTS
	Municipal Bond Fund	811-8006
A Member of
Deutsche Asset Management [LOGO]	Short-Term Municipal Bond Fund	811-8006

SCUDDER

INVESTMENTS

National Tax Free Funds II

Investment Class

Prospectus

March 1, 2004
Scudder Municipal Bond Fund

Scudder Short-Term Municipal Bond Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Investment Class
ticker symbol	MMBSX
fund number	818

Scudder Municipal Bond Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).

The fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Up to 20% of the fund’s total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”) or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

4

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund’s goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.

Issuer research lies at the heart of the fund’s investment process. In selecting individual securities for investment, the portfolio management team:

•	uses credit research conducted by full time in-house analysts to determine the issuer’s current and future potential ability to pay principal and interest;

•	looks to exploit any inefficiencies between intrinsic value and trading price; and

•	subordinates sector weightings to individual bonds that may add above-market value.

In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. From time to time, the use of derivatives will be an important part of the fund’s investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Bond maturity measures the time remaining until an issuer must repay a bond’s principal in full.

5

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund’s income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax.

6

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1998	5.28
1999	-1.56
2000	8.47
2001	5.08
2002	7.23
2003	4.86

For the periods included in the bar chart:

Best Quarter: 3.15%, Q3 2002                     Worst Quarter: -1.01%, Q2 1999

8

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Investment Class
Return before Taxes	4.86	4.76	5.01
Return after Taxes on Distributions	4.86	4.76	4.99
Return after Taxes on Distributions and Sale of Fund Shares	4.64	4.71	4.93
Index (reflects no deductions for fees, expenses or taxes)	4.19	5.47	5.68	**

Index: The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.

*	The fund’s Investment Class shares commenced operations on July 30, 1997.
**	Index comparison begins on July 31, 1997.

Total returns from 2000 through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.40%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.41
Total Annual Operating Expenses	0.81

Less Fee Waiver/Expense Reimbursements**	0.01

Net Annual Fund Operating Expenses	0.80

*	Includes a shareholder servicing fee of up to 0.25%.
**	Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total operating expenses will not exceed 0.80%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Investment Class	$82	$258	$449	$1,001

10

Investment Class
ticker symbol	MSMSX
fund number	819

Scudder Short-Term Municipal Bond Fund

The Fund’s Main Investment Strategy

The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax (AMT).

The fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax. While the fund invests primarily in higher quality investment grade bonds, the fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The fund may also invest a significant portion of its total assets (i.e., 25% or more) in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

CREDIT QUALITY POLICIES Fixed income securities are generally investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”) or of comparable quality.

In the event a security is rated below investment grade by an NRSRO and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties of over-the-counter (OTC) derivative contracts.

11

Up to 20% of the fund’s total assets may be invested in certain taxable securities in order to maintain liquidity. The fund may also purchase securities on a when-issued basis.

In managing the fund, the portfolio managers look for securities that they believe offer the best value in keeping with the fund’s goal of a high level of income exempt from regular federal income tax, consistent with the preservation of capital. In making their buy and sell decisions, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.

Issuer research lies at the heart of our investment process. In selecting individual securities for investment, the portfolio management team:

•	uses credit research conducted by full time in-house analysts to determine the issuer’s current and future potential ability to pay principal and interest;

•	looks to exploit any inefficiencies between intrinsic value and trading price; and

•	subordinates sector weightings to individual bonds that may add above-market value.

In addition, the portfolio managers intend to use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives. From time to time, the use of derivatives will be an important part of the fund’s investment strategy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity. The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Bond maturity measures the time remaining until an issuer must repay a bond’s principal in full.

12

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued.

Tax Liability Risk. Distributions by the fund that are derived from income from taxable securities held by the fund will generally be taxable to shareholders as ordinary income. Other distributions such as capital gains are also subject to federal taxation. New federal or state legislation could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders. In addition, distribution of the fund’s income and gains will generally be subject to state taxation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking income that is exempt from regular federal income tax and are also seeking less volatility in the value of their investment than an investment in the Municipal Bond Fund.

13

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

14

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses) and another benchmark (which does reflect fees and expenses). The performance of the fund, the index and the benchmark varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Short-Term Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1998	4.75
1999	0.93
2000	6.18
2001	4.75
2002	4.90
2003	2.53

For the periods included in the bar chart:

Best Quarter: 2.01%, Q3 2002                 Worst Quarter: -0.19%, Q2 1999

15

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Investment Class
Return before Taxes	2.53	3.84	4.13
Return after Taxes on Distributions	2.53	3.84	4.10
Return after Taxes on Distributions and Sale of Fund Shares	2.52	3.83	4.07
Index 1 (reflects no deductions for fees, expenses or taxes)	2.74	4.11	4.10	**
Index 2	0.53	1.99	2.18	**

Index 1: The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

Index 2: The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities. Money market funds seek to maintain a stable net asset value. Generally, their performance is below that of a short term municipal bond fund.

*	The fund’s Investment Class commenced operations on December 3, 1997.
**	Index comparisons begin on November 30, 1997.

Total returns from 2000 through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.40%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.41
Total Annual Operating Expenses	0.81

Less Fee Waiver/Expense Reimbursements**	0.01

Net Annual Fund Operating Expenses	0.80

*	Includes a shareholder servicing fee of up to 0.25%.
**	Through February 28, 2005, the investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses so that total operating expenses will not exceed 0.80%.

Based on the costs above (including one year of capped expense in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 82	$ 258	$ 449	$ 1,001

17

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

Other policies

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, each fund’s policy of investing at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax cannot be changed without shareholder approval.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

Secondary risks

Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

When-Issued and Delayed Delivery Securities Risk. Each fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

18

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

19

Who Manages and Oversees the Funds

Investment Advisor. Deutsche Asset Management, Inc. (“DeAM, Inc.”), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each fund. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the funds’ investment decisions, buys and sells securities for the funds and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each fund it manages. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Municipal Bond Fund	0.40%
Scudder Short-Term Municipal Bond Fund	0.40%

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

20

The portfolio managers

The following people handle the day-to-day management of each fund.

Philip G. Condon
Managing Director of Deutsche Asset	Shelly Deitert
Management and Co-Lead Portfolio	Vice President of Deutsche Asset
Manager of the funds.	Management and Portfolio Manager of the funds.

• Joined Deutsche Asset Management in 1983 and the funds in 2003.	• Joined Deutsche Asset Management in 1997 and the funds in 2003.

• Over 28 years of investment industry experience.	• Over 7 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche

Asset Management and Co-Lead

Portfolio Manager of the funds.

•	Joined Deutsche Asset Management in 1986 and the funds in 2003.

•	Over 18 years of investment industry experience.

21

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Municipal Bond Fund — Investment Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.20	$11.18	$10.77	$10.66	$11.30
Income from investment operations:
Net investment income	.51	.50	.50	.53	.49
Net realized and unrealized gain (loss) on investment transactions	.04	.02	.41	.11	(.59)

Total from investment operations	.55	.52	.91	.64	(.10)

Less distributions from:
Net investment income	(.51)	(.50)	(.50)	(.53)	(.49)
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	(.51)	(.50)	(.50)	(.53)	(.54)

Net asset value, end of period	$11.24	$11.20	$11.18	$10.77	$10.66

Total Return (%)^a	4.97	4.77	8.63	6.21	(1.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	14	13	12	7
Ratio of expenses before expense reductions (%)	.73	.83	.82	.83	.82
Ratio of expenses after expense reductions (%)	.56	.79	.80	.80	.80
Ratio of net investment income (%)	4.71	4.52	4.55	5.01	4.33
Portfolio turnover rate (%)	18	17	27	29	27

^a	Total return would have been lower had certain expenses not been reduced.

22

Scudder Short-Term Municipal Bond Fund — Investment Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.33	$10.32	$10.16	$10.11	$10.37
Income from investment operations:
Net investment income	.29	.39	.44	.47	.37
Net realized and unrealized gain (loss) on investment transactions	.01	.01	.16	.05	(.26)

Total from investment operations	.30	.40	.60	.52	.11

Less distributions from:
Net investment income	(.29)	(.39)	(.44)	(.47)	(.37)
Net asset value, end of period	$10.34	$10.33	$10.32	$10.16	$10.11

Total Return (%)^a	3.06	3.93	6.03	5.24	1.08

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177	50	6	.19	.27
Ratio of expenses before expense reductions (%)	.75	.85	.87	.96	1.00
Ratio of expenses after expense reductions (%)	.71	.80	.80	.80	.80
Ratio of net investment income (%)	2.76	3.59	3.95	4.78	3.91
Portfolio turnover rate (%)	34	34	63	52	64

^a	Total returns would have been lower had certain expenses not been reduced.

23

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder.

If you’re investing through a “third party provider” — for example, a financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

24

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. Each fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

Investment minimums

Initial investment	$1,000
Subsequent investment	$50
Automatic investment plan (minimum/maximum)	$50/$250,000
Minimum account balance	$1,000

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

Each fund has adopted a service plan for its Investment Class shares. Under the plan, each fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Investment Class. The funds have other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

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Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

To calculate net asset value per share or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV

TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested information, or for any other reasons

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: accrued daily and paid monthly

•	Short-term and long-term capital gains: November or December or otherwise as needed

For federal income tax purposes, income and capital gains distributions are generally taxable. However, any income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Taxable distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• all other taxable income (except for tax-exempt interest income)
Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

If a fund’s distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated, for tax purposes, as a return of capital. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

However, if a fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders.

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Their distributions from other sources, if any, would be taxable as described above.

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Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you may be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend.

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Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports—These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI)—This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Numbers

Municipal Bond Fund 811-8006

A Member of Deutsche Asset Management [LOGO]	Short-Term Municipal Bond Fund 811-8006

SCUDDER INVESTMENTS
Institutional Class
Prospectus
October 1, 2004
Scudder Intermediate Tax/AMT Free Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

     Scudder Intermediate Tax/AMT Free Fund

The Fund’s Main Investment Strategy

The fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT). The fund does not intend to invest in securities whose income is subject to AMT.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although the managers may adjust the maturity of the fund’s portfolio between three and ten years, they generally intend to keep it between five and ten years.

CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality.

The fund could put up to 35% of net assets in bonds rated in the fourth credit grade, which is still considered investment-grade.

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In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the fund may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers who are looking for a tax-advantaged investment, are interested in higher yield and can accept moderate risk to their principal.

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Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Institutional Class shares are expected to commence operations after completion of the reorganization of Scudder Municipal Bond Fund into Scudder Intermediate Tax/AMT Free Fund in December 2004 and therefore do not have a full calendar year of performance available. In the bar chart and the table, the performance figures reflect the performance of the fund’s original share class (Class S). Although Class S shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Intermediate Tax/AMT Free Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-3.50
1995	14.32
1996	4.02
1997	7.69
1998	5.58
1999	-1.11
2000	8.46
2001	4.80
2002	8.73
2003	3.81

2004 Total Return as of June 30: -0.77%

For the periods included in the bar chart:

Best Quarter: 5.09%, Q1 1995	Worst Quarter: -4.02%, Q1 1994

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class S
Return before Taxes	3.81	4.88	5.17
Return after Taxes on Distributions	3.81	4.84	5.06
Return after Taxes on Distributions and Sale of Fund Shares	3.81	4.78	5.01
Index 1 (reflects no deductions for fees, expenses or taxes)	5.31	5.83	6.03
Index 2 (reflects no deductions for fees, expenses or taxes)	5.45	5.92	5.85

Index 1: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Index 2: The Lehman Seven Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Total returns from 1994 through 1995 and 2004 would have been lower if operating expenses hadn’t been reduced.

Institutional Class shares do not have a full calendar year of performance and past performance data is not provided. Although Class S shares are not offered in this prospectus, they are invested in the same portfolio. Institutional Class shares’ annual total returns differ only to the extent that the classes have different fees and expenses.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.53%
Distribution (12b-1) Fee	None
Other Expenses*	0.08
Total Annual Operating Expenses	0.61

*	Estimated since no Institutional Class shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$195	$340	$762

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Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. However, the fund’s policy of investing at least 80% of net assets (plus the amount of any borrowings for investment purposes) in municipal securities exempt from regular federal income tax and the alternative minimum tax, cannot be changed without shareholder approval.

•	As a temporary defensive measure, the fund could shift up to 20% of its assets into investments such as taxable money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. Temporary investments may be taxable.

•	The advisor measures credit quality at the time it buys securities using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.53% of its average daily net assets.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

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The portfolio managers

The following people handle the day-to-day management of the fund.

Philip G. Condon Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.		Shelly Deitert Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1998.	•	Joined Deutsche Asset Management in 1997 and the fund in 2002.

•	Over 28 years of investment industry experience.	•	Over 7 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche

Asset Management and Co-Lead

Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1990.

•	Over 18 years of investment industry experience.

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Financial Highlights

Because Institutional Class shares of the fund are newly offered, there is no financial data available as of the date of this prospectus.

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How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. The fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the “transfer agent”). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund’s shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

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Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

By Phone:	(800) 730-1313
First Investments By Mail:	Scudder Investments Service Company P.O. Box 219356 Kansas City, MO 64121-9356
Additional Investments By Mail:	Scudder Investments Service Company P.O. Box 219154 Kansas City, MO 64121-9154
By Overnight Mail:	Scudder Investments Service Company 811 Main Street Kansas City, MO 64105-2005
By Fax (for exchanging and selling shares only):	(800) 821-6234

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

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How to open your fund account

MAIL:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to the fund you have selected to the transfer agent. Be sure to include the fund number. The addresses shown under “How to contact the transfer agent.”

WIRE:	Call the transfer agent to set up a wire account.

FUND NAME AND FUND NUMBER:	Scudder Intermediate Tax/AMT Free Fund — Institutional Class —1445.

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to “Scudder Intermediate Tax/AMT Free Fund — Institutional Class — 1445” to the transfer agent. The addresses are shown above under “How to contact the transfer agent.” Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to “Scudder Funds” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

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WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

Bank Name:	State Street Kansas City

Routing No:	101003621

Attn:	Scudder Funds

DDA No:	751-069-1

FBO:	(Account name) (Account number)

Credit	Scudder Intermediate Tax/AMT Free Fund — Institutional Class —1445.

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

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TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Institutional Class. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

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If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

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Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

Account Statements: We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	redeem your shares or close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: declared daily and paid monthly

•	Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Dividends from the fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

•	a portion of the fund’s dividends may be taxable if it came from investments in taxable securities as described in the table below

•	capital gains distributions may be taxable as described in the table below

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other income (except for tax-exempt interest income)
Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. As the fund invests primarily in tax-exempt bonds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov
(800) 730-1313	(202) 942-8090
Distributor Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808
SCUDDER INVESTMENTS	SEC File Number:
A Member of Deutsche Asset Management [LOGO]	Scudder Intermediate Tax/AMT Free Fund 811-3632

SCUDDER
INVESTMENTS

Investment Class

Prospectus

October 1, 2004

Scudder Intermediate Tax/AMT Free Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Scudder Intermediate Tax/AMT Free Fund

The Fund’s Main Investment Strategy

The fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT). The fund does not intend to invest in securities whose income is subject to AMT.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.

The portfolio managers look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Although the managers may adjust the maturity of the fund’s portfolio between three and ten years, they generally intend to keep it between five and ten years.

CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality.

The fund could put up to 35% of net assets in bonds rated in the fourth credit grade, which is still considered investment-grade.

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In addition, they may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities), for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund’s effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers who are looking for a tax-advantaged investment, are interested in higher yield and can accept moderate risk to their principal.

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Focused Investing Risk. The fact that the fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy.

Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk can be greater for junk bonds than for investment-grade bonds

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Investment Class shares are expected to commence operations after completion of the reorganization of Scudder Municipal Bond Fund into Scudder Intermediate Tax/AMT Free Fund in December 2004 and therefore do not have a full calendar year of performance available. In the bar chart and the table, the performance figures for Investment Class shares are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Scudder Intermediate Tax/AMT Free Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	-3.61
1995	14.18
1996	3.89
1997	7.56
1998	5.45
1999	-1.23
2000	7.93
2001	4.68
2002	8.60
2003	3.69

2004 Total Return as of June 30: -0.83%

For the periods included in the bar chart:

Best Quarter: 5.06%, Q1 1995	Worst Quarter: -4.05%, Q1 1994

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Investment Class
Return before Taxes	3.69	4.67	5.00
Return after Taxes on Distributions	3.69	4.63	4.91
Return after Taxes on Distributions and Sale of Fund Shares	3.69	4.57	4.84
Index 1 (reflects no deductions for fees, expenses or taxes)	5.31	5.83	6.03
Index 2 (reflects no deductions for fees, expenses or taxes)	5.45	5.92	5.85

Index 1: The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Index 2: The Lehman Seven Year Municipal Bond Index is a total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Total returns from 1994 through 1995 and 2004 would have been lower if operating expenses hadn’t been reduced.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.53%
Distribution and/or Service (12b-1) Fee	None
Other Expenses (including a shareholder servicing fee of up to 0.25%)*	0.28
Total Annual Operating Expenses*	0.81

*	Estimated since no Investment Class shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s Investment Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Investment Class	$83	$259	$450	$1,002

9

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. However, the fund’s policy of investing at least 80% of net assets (plus the amount of any borrowings for investment purposes) in municipal securities exempt from regular federal income tax and the alternative minimum tax cannot be changed without shareholder approval.

•	As a temporary defensive measure, the fund could shift up to 20% of its assets into investments such as taxable money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. Temporary investments may be taxable.

•	The advisor measures credit quality at the time it buys securities using independent rating agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

10

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.53% of its average daily net assets.

11

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

12

The portfolio managers

The following people handle the day-to-day management of the fund.

Philip G. Condon	Shelly Deitert
Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.	Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1998.	• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Over 28 years of investment industry experience.	• Over 7 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield
CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1990.

• Over 18 years of investment industry experience.

Financial Highlights

Because Investment Class shares of the fund are newly offered, there is no financial data for these shares as of the date of this prospectus.

13

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

14

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. The fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

Investment minimums

Initial investment	$1,000
Subsequent investment	$50
Automatic investment plan (minimum/maximum)	$50/$250,000
Minimum account balance	$1,000

The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

The fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the fund.

15

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

Since you must invest through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Investment Class. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial institution or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

16

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

17

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

18

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

19

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES
= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last pricing service information or quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days’ notice so you can either increase your balance or close your account (although these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

20

•	reject a new account application if you don’t provide any required or requested information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

21

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

•	Income dividends: declared daily and paid monthly

•	Short-term and long-term capital gains: November or December or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Dividends from the fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

•	a portion of the fund’s dividends may be taxable if it came from investments in taxable securities as described in the table below

•	capital gains distributions may be taxable as described in the table below

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

22

The tax status of any taxable fund earnings, should you receive them, and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other taxable income (except for tax-exempt interest income)

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. As the fund invests primarily in tax-exempt bonds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

23

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC

222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER
INVESTMENTS
SEC File Number:
A Member of Deutsche Asset Management [LOGO]	Scudder Intermediate Tax/AMT Free Fund 811-3632

ITEM 1. REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Municipal Bond Fund

Scudder Short-Term Municipal

Bond Fund

Annual Report to Shareholders

October 31, 2003

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Scudder Municipal Bond Fund

Average Annual Total Returns*

Scudder Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	5.01%	6.30%	4.88%	5.58%
Lehman Brothers 5-Year G.O. Index+	5.20%	6.82%	5.44%	5.45%

Scudder Municipal Bond Fund	1-Year	3-Year	5-Year	Life of Class**
Investment Class	4.97%	6.11%	4.67%	4.95%
Lehman Brothers 5-Year G.O. Index+	5.20%	6.82%	5.44%	5.63%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information	Institutional Class	Investment Class
Net Asset Value:
10/31/03	$11.22	$11.24
10/31/02	$11.20	$11.20
Distribution Information:
Twelve Months:
Income Dividends	$.53	$.51

Institutional Class Lipper Rankings* - Intermediate Municipal Debt Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	138	11
3-Year	43	of	105	41
5-Year	29	of	96	30
10-Year	5	of	54	10

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

3

Growth of an Assumed $250,000 Investment*

[] Seudder Municipal Bond Fund - Institutional Class

[] Lehman Brothers 5-Year G.O. Index+

Yearly periods ended October 31

Comparative Results*

Scudder Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$262,525	$300,275	$317,200	$430,125
	Average annual total return	5.01%	6.30%	4.88%	5.58%
Lehman Brothers 5-Year G.O. Index+	Growth of $250,000	$263,000	$304,675	$325,775	$425,125
	Average annual total return	5.20%	6.82%	5.44%	5.45%

The growth of $250,000 is cumulative.

Scudder Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$10,497	$11,947	$12,562	$13,530
	Average annual total return	4.97%	6.11%	4.67%	4.95%
Lehman Brothers 5-Year G.O. Index+	Growth of $10,000	$10,520	$12,187	$13,031	$14,017
	Average annual total return	5.20%	6.82%	5.44%	5.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary

*	Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
**	Investment Class shares commenced operations on July 30, 1997. Index returns begin July 31, 1997.
+	The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

4

Scudder Short-Term Municipal Bond Fund

Average Annual Total Returns* (Unadjusted for sales charge)

Scudder Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	Life of Fund**
Institutional Class++	3.14%	4.60%	4.12%	5.01%
Class A (a)	2.87%	4.34%	3.86%	4.74%
Class B (a)	2.10%	3.56%	3.08%	3.96%
Class C (a)	2.00%	3.52%	3.06%	3.94%
Lehman Brothers 1-Year G.O. Index+	2.51%	4.10%	4.02%	4.42%

Scudder Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	Life of Class***
Investment Class++	3.06%	4.33%	3.95%	4.16%
Lehman Brothers 1-Year G.O. Index+	2.51%	4.10%	4.02%	4.24%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information

	Class A		Class B		Class C		Institutional Class	Investment Class
Net Asset Value:
10/31/03	$10.36		$10.35		$10.35		$10.35	$10.34
2/28/03 (Commencement of operations for Class A, B and C)	$10.40		$10.40		$10.40		—	—
10/31/02 (Institutional and Investment Class)	—		—		—		$10.34	$10.33
Distribution Information:
Twelve Months:
Income Dividends	$.18	++	$.12	++	$.12	++	$.31	$.29

++	For the eight months ended October 31, 2003 (commencement of operations for Class A, B and C).

Institutional Class Lipper Rankings* - Short Municipal Debt Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	50	28
3-Year	9	of	42	19
5-Year	5	of	35	12

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

5

Growth of an Assumed $250,000 Investment*

[] Scudder Short-Term Municipal Bond Fund - Institutional Class++

[] Lehman Brothers 1-Year G.O. Index+

Yearly periods ended October 31

Comparative Results*

Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Fund**
Institutional Class++	Growth of $250,000 Average annual total return	$257,850 3.14%	$286,150 4.60%	$305,975 4.12%	$381,575 5.01%
Lehman Brothers 1-Year G.O. Index+	Growth of $250,000 Average annual total return	$256,275 2.51%	$282,050 4.10%	$304,425 4.02%	$362,475 4.42%

The growth of $250,000 is cumulative.

Comparative Results*

Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class***
Investment Class++	Growth of $10,000 Average annual total return	$10,306 3.06%	$11,357 4.33%	$12,138 3.95%	$12,721 4.16%
Lehman Brothers 1-Year G.O. Index+	Growth of $10,000 Average annual total return	$10,251 2.51%	$11,282 4.10%	$12,177 4.02%	$12,742 4.24%

Comparative Results* (Adjusted for sales charge)

Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A (b)	Growth of $10,000 Average annual total return	$10,081 .81%	$11,131 3.64%	$11,843 3.44%	$14,635 4.50%
Class B (b)	Growth of $10,000 Average annual total return	$9,910 -.90%	$10,905 2.93%	$11,540 2.91%	$13,993 3.96%
Class C (b)	Growth of $10,000 Average annual total return	$10,200 2.00%	$11,095 3.52%	$11,629 3.06%	$13,980 3.94%
Lehman Brothers 1-Year G.O. Index+	Growth of $10,000 Average annual total return	$10,251 2.51%	$11,282 4.10%	$12,177 4.02%	$14,499 4.42%

The growth of $10,000 is cumulative.

6

Notes to Performance Summary

*	Returns and rankings during 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
**	The Fund commenced operations on March 6, 1995. Index returns begin March 31, 1995.
***	Investment Class shares commenced operations on December 3, 1997. Index returns begin November 30, 1997.
[a]	Returns shown for Class A, B and Class C shares for the periods prior to their inception date on February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
[b]	Returns shown for Class A, B and Class C shares for the periods prior to their inception date on February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 2%. The Class’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge which results in a net initial investment of $9,800. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+	The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++	Institutional and Investment Class shares are not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

7

Portfolio Management Review

Scudder Municipal Income Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Scudder Municipal Bond Fund and the Scudder Short-Term Municipal Bond Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 2003.

•	Over 27 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 2003.

•	Over 17 years of investment industry experience.

Shelly Deitert

Assistant Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1997 and the fund in 2003.

•	Over 6 years of investment industry experience.

8

On October 17, 2003, Philip G. Condon and Ashton P. Goodfield assumed the positions of co-lead portfolio managers for Scudder Municipal Bond Fund and Scudder Short-Term Municipal Bond Fund. Shelly Deitert assumed the role of portfolio manager.

The team has an average of 17 years of investment industry experience. Philip Condon serves as head of the firm’s municipal bond department and has more than 27 years of investment industry experience. He joined the firm in 1983. Ashton Goodfield brings 17 years of investment industry experience to the team and joined the firm in 1986. Shelly Deitert offers six years of investment industry experience. She has been with the firm since 1997.

In the following interview, this management team discusses the two Scudder Municipal Bond Funds’ strategy and the market environment during the fiscal year ended October 31, 2003.

Q: In light of the management change, will you describe the investment strategy?

A: In managing the funds, we look for securities that we believe offer the best value in keeping with the funds’ goals of a high degree of income exempt from regular federal income tax consistent with the preservation of capital. In making buy and sell decisions, we typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market. Issuer research lies at the heart of each fund’s investment process.

Q: What was the market environment for the fiscal year ended October 31, 2003?

A: For the period, municipal bonds delivered a total return of 5.11%, as measured by the Lehman Brothers Municipal Bond Index.1 The period was marked by a good deal of volatility in both Treasury and municipal bonds.

[1]	The Lehman Brothers Municipal Bond Index is a broad-based total-return index comprising more than 6,000 investment-grade, fixed-rate municipal bonds with maturities of at least 2 years.

In the fourth quarter of 2002, stocks and lower-quality bonds staged a rally on the heels of the Federal Reserve Board’s decision to lower the federal funds rate by 50 basis points on November 6, 2002. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest to stocks and lower-quality, higher-yielding bonds. In the first quarter of 2003, concerns about the US economy, corporate earnings, tensions in Iraq and then the escalation to the war with Iraq led investors to flock to the relative stability of both tax-free and taxable bonds versus stocks. These markets shifted back once again in the second quarter of 2003, as these concerns began to diminish, the economy started to show some signs of recovery and the US government declared an end to active combat in the Iraq war. In this environment, investors began to slowly reestablish their positions in stocks, and favored bonds less.

Issuance of new municipal bonds was heavy throughout the period, as states looked to make up for revenue shortfalls. Demand for municipal bonds also remained strong among retail and institutional buyers, as well as crossover buyers, such as insurance companies.

Q: How did interest rates and municipal bond yields react for the fiscal period?

A: The Federal Reserve Board (the “Fed”) reduced the federal funds rate, a benchmark for the market’s interest rate levels, twice during the period. The rate was first reduced by a half of a percentage point in November 2002. Then it was cut again by a quarter of a percentage point in June 2003 to 1%.

9

As a result, rates on both taxable and municipal bonds rested at historical lows for much of the period, and the municipal bond yield curve remained quite steep by historical standards. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases, while a flattening of the curve indicates the reverse.

In June, however, it appeared that the Fed’s viewpoint on the US economy had improved. The Fed’s improved perspective surprised the market and meant that the Fed did not decrease the federal funds rate by as much as the market had been predicting. This rosier outlook caused investors to begin to favor stocks. As a result, investors pulled money out of bonds, driving the prices on bonds lower due to this lower demand. Since bond rates move in the opposite direction from prices, bond rates increased quickly in July and August, though they reverted back close to previous lows in the final two months of the period. Overall, as is historically the case, rates on municipal bonds did not increase as dramatically as those on Treasury bonds.

Municipal bond yield curve (as of 10/31/02 and 10/31/03)

Source: Deutsche Asset Management

Q: How did Scudder Municipal Bond Fund perform for the period?

A: Scudder Municipal Bond Fund Institutional Class outperformed its Lipper category average for the fiscal year ended October 31, 2003. The Institutional Class produced a total return of 5.01%, compared with 4.29% for the average fund in the Lipper Intermediate Municipal Debt Funds category and 5.20% for the Lehman Brothers 5-Year General Obligation (GO) Index.2

[2]	The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including more than 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did Scudder Short-Term Municipal Bond Fund perform for the period?

A: Scudder Short-Term Municipal Bond Fund Institutional Class outperformed its Lipper category average and its benchmark for the fiscal year ended October 31, 2003. The Institutional Class produced a total return of 3.14%, compared with 2.68% for the Lipper Short Municipal Debt Funds category and 2.51% for the Lehman Brothers 1-Year General Obligation Index.3

[3]	The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of 1 to 2 years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. The Lipper Short Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than 3 years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the funds’ positioning under the previous management team contribute to the funds’ performance during the period?

A: Both funds’ concentration on bonds with shorter maturities aided results in the period. Throughout much of the period, the municipal bond yield curve remained steep with shorter-term bonds, such as two- and five-year municipal bonds, outperforming issues with longer maturities.

10

The funds also remained focused on high-quality issues, including bonds that are government backed, escrowed to maturity or backed by bank letters of credit. This concentration in high-quality bonds aided results for both the Scudder Municipal Bond Fund and the Scudder Short-Term Municipal Bond Fund, as did a stake in multifamily housing bonds. Avoidance of bonds backed by expected tobacco-settlement payments also helped overall performance. In the first quarter of 2003, management added bonds issued by the state of California, which they believed offered exceptional value. These strategies helped the funds succeed in the slower economic environment which we experienced over the past year. However, as the economy continues to improve, we believe a keener focus on preservation of principal and a more defensive portfolio should be beneficial in such an environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of October 31, 2003

Scudder Municipal Bond Fund	Principal Amount ($)	Value ($)
Municipal Investments 98.5%
Alabama 1.6%
Alabama Housing Finance Authority, Multi-Family Mortgage, The Club Apartments, RB, Series I, AMT, 5.65%, 6/1/2008	1,875,000	1,929,394
Birmingham, Alabama, Industrial Development Board, Industrial Revenue Development, American Metal Products, Series A, RB, AMT, LOC:
4.5%, 4/1/2004	15,000	15,134
5.0%, 4/1/2009	95,000	100,292
5.5%, 4/1/2014	120,000	121,957
5.75%, 4/1/2019	225,000	227,907
Birmingham, Alabama, Medical Clinic Board, Baptist Medical Centers, RB, ETM, 8.25%, 7/1/2005	120,000	125,416
Birmingham, Alabama, Special Care Facilities Financing Authority, Methodist Home For Aging, RB, LOC, 5.0%, 3/1/2014	3,560,000	3,781,112
Lauderdale & Florence Counties, Alabama, Public Hospital, RB, ETM, 7.0%, 7/1/2007	160,000	177,368
West Jefferson, Alabama, Amusement & Public Park Authority, Visionland Alabama Project, RB, Prerefunded @ 102, 7.5%, 12/1/2008 (d)	610,000	662,680

		7,141,260

Alaska 0.2%
Alaska State Housing Finance Corp., RB, MBIA, 6.0%, 12/1/2015	495,000	496,416
Anchorage, Alaska, GO, Series B, FGIC, 5.875%, 12/1/2014	365,000	417,724

		914,140

American Samoa 0.1%
Territory of American Samoa, GO, ACA, 5.75%, 9/1/2005	495,000	528,541

Arizona 1.5%
Arizona Health Facilities, Authority Hospital System Revenue Refunding, RB, ETM, MBIA, 6.25%, 9/1/2011	215,000	228,100
Maricopa County, Arizona, Industrial Development Authority, Pines at Camelback Apartments Project, RB, Series A, RADIAN:
4.9%, 5/1/2006	145,000	145,044
5.0%, 5/1/2007	125,000	125,048
5.3%, 5/1/2013	310,000	310,186

11

Maricopa County, Arizona, Samaritan Health Service, RB, ETM, 6.75%, 1/1/2004	40,000	40,383
Maricopa County, Arizona, Samaritan Health Service, RB, Series B, ETM, 6.0%, 12/1/2019	3,590,000	4,144,906
Pinal County, Arizona, Community College, RB, AMBAC, 4.75%, 7/1/2009	280,000	306,373
Yuma, Arizona, Industrial Development Authority, Multi-Family Mortgage, Regency Apartments, RB, Series A, GNMA, 5.4%, 12/20/2017	1,425,000	1,439,022

		6,739,062

Arkansas 0.3%
Chicot County, Arkansas, Sales & Use Tax Revenue, RB, AMBAC, 4.2%, 7/1/2023	250,000	235,343
Drew County, Arkansas, Public Facilities Board, Single Family Mortgage, RB, Series A-2, FNMA, 7.9%, 8/1/2011	68,449	70,671
Fayetteville, Arkansas, Public Facilities Board, Single Family Mortgage, RB, 7.25%, 4/1/2011	110,000	111,785
Jefferson County, Arkansas, Health Care Facility,1978 Conventional Series, RB, ETM, FSA, 7.4%, 12/1/2010	125,000	148,434
North Little Rock, Arkansas, Residential Housing Facilities, Capital Appreciation, RB, 0.0%, 12/1/2010 (b)	561,000	350,367
Rogers County, Arkansas, Sales & Use Tax Redevelopment, RB, 5.35%, 11/1/2011	485,000	495,083
Stuttgart, Arkansas, Public Facilities Board, Single Family Mortgage, RB, Series B, 7.75%, 9/1/2011	63,520	64,503

		1,476,186

California 7.4%
Abag, California, Finance Authority for Nonprofit Corporations, American Baptist Homes, COP, Series A, 5.5%, 10/1/2007	230,000	236,578
Abag, California, Finance Authority for Nonprofit Corporations, RB, Series B, Mandatory Put @ 100, 6.25%, 8/15/2008 (c)	2,000,000	2,120,740
California Statewide Community Housing Development, Cudahy Gardens Project, RB, Series I, AMT, LOC, 5.1%, 10/1/2012	730,000	738,183
California, State GO:
4.5%, 12/1/2010	100,000	105,299
5.0%, 6/1/2009	100,000	108,447
5.0%, 2/1/2012	625,000	650,900
5.0%, 2/1/2013	550,000	578,342
5.25%, 2/1/2007	275,000	298,213
5.25%, 11/1/2009	500,000	551,020
5.5%, 10/1/2005	100,000	106,880
5.75%, 10/1/2009	150,000	169,146
6.0%, 4/1/2018	1,700,000	1,914,217
6.3%, 9/1/2011	250,000	290,203
6.5%, 2/1/2008	150,000	171,135
6.75%, 3/1/2007	500,000	566,795
6.75%, 8/1/2011	200,000	237,926
7.0%, 3/1/2005	100,000	106,923
7.0%, 8/1/2009	2,100,000	2,498,811
7.2%, 5/1/2008	50,000	58,788
California, State GO For Previous Veterans, Series BU, 4.5%, 12/1/2009	1,000,000	1,033,200
California, Statewide Community Housing Development Authority, Multi-Family Revenue, Cudahy Gardens Apartments Project, RB, Series I, Mandatory Put @ 100, AMT, LOC, 5.6%, 4/1/2016 (c)	925,000	937,756
California, Statewide Community Housing Development Authority, Multi-Family Revenue, Pioneer Gardens Apartments Project, RB, Series E, Mandatory Put @ 100, AMT, FNMA, 5.5%, 6/1/2016 (c)	875,000	937,545
California, Statewide Community Housing Development Authority, Multi-Family Revenue, Riverside Gardens Project, RB, Series J, AMT, LOC, 5.1%, 10/1/2012	640,000	647,174
California, Statewide Community Housing Development Authority, Multi-Family Revenue, Sunnyside Vermont, Series A, LOC, GNMA, 7.0%, 4/20/2036	5,780,000	6,528,915
Contra Costa County, California, Multi-Family Housing, Bollinger Crest Apartments, RB, Series C, AMT, FNMA, 4.85%, 5/1/2011	325,000	339,362
Delta County, California, California Home Mortgage Finance, Pacific Mortgage Backed Securities, RB, Series A, AMT, MBIA/GNMA, 6.7%, 6/1/2024	215,000	231,127
Emeryville, California, Redevelopment Agency, Residential Mortgage, RB, ETM, 7.5%, 9/1/2011	130,000	153,509
Fresno, California, Multi-Family Housing Authority, Central Valley Coalition Projects, RB, AMT, FNMA:
Series A, 5.15%, 8/1/2007	155,000	155,459

12

Series B, 6.65%, 5/20/2008	75,000	79,220
Fresno, California, Multi-Family Housing Authority, Woodlands Apartments Projects, RB, Series A, GNMA, 6.65%, 5/20/2008	315,000	328,630
Kern County, California, Multi-Family Housing Authority, Pioneer Pines, RB, Series A, GNMA, 6.15%, 10/20/2043	3,000,000	3,301,200
Los Angeles, California, Community Redevelopment Agency, Angelus Plaza Project, RB, Series A, FNMA, 7.4%, 6/15/2010	2,115,000	2,259,518
Los Angeles, California, Community Redevelopment Authority, Monterey Hills Project, RB, Series B, 8.65%, 12/1/2022	15,000	15,142
Los Angeles, California, Multi-Family Housing, Earthquake Rehabilitation, RB, Series A, AMT, FNMA, 5.7%, 12/1/2027	880,000	951,711
Los Angeles, California, Multi-Family Housing, Earthquake Rehabilitation, RB, Series B, Mandatory Put @ 100, AMT, FNMA, 5.85%, 12/1/2007 (c)	2,935,000	3,141,771
Turlock, California, Public Financing Authority Revenue, RB, 5.25%, 9/1/2015	35,000	35,718

		32,585,503

Colorado 2.4%
Arvada, Colorado, Industrial Development Authority, Wanco Inc. Project, RB, AMT, LOC:
5.6%, 12/1/2012	245,000	248,067
5.8%, 12/1/2017	355,000	358,518
Aurora, Colorado, Centretech Metropolitan District, GO, Series C, Mandatory Put @ 100, LOC, 4.875%, 12/1/2008 (c)	1,280,000	1,366,042
Aurora, Colorado, Single Family Mortgage Revenue, RB, Series A, 7.3%, 5/1/2010	60,000	60,229
Boulder County, Colorado, Community Hospital Project, RB, ETM, 7.0%, 7/1/2009	155,000	177,315
Colorado Health Facilities Revenue Authority, Weld County General Hospital Project, RB, ETM, 9.375%, 7/1/2009	140,000	170,806
Colorado Housing Finance Authority, Multi-Family Insured Mortgage, RB, AMT, Series C-3, 4.45%, 10/1/2011	500,000	516,770
Colorado Housing Finance Authority, Multi-Family Insured Mortgage, RB, Series C-3, FHA, 5.7%, 10/1/2021	1,320,000	1,320,845
Colorado Housing Finance Authority, Single Family Program, RB, AMT, 5.75%, 11/1/2004	5,000	5,002
Colorado Housing Finance Authority, Single Family Program, RB, Series A, 4.75%, 11/1/2005	20,000	21,188
Colorado Housing Finance Authority, Single Family Program, RB, Series A-3, 6.5%, 5/1/2016	265,000	272,979
Colorado Housing Finance Authority, Single Family Program, RB, Series B-2, AMT, 6.4%, 11/1/2024	290,000	298,868
Colorado Housing Finance Authority, Single Family Program, RB, Series B-3, 6.55%, 5/1/2025	350,000	357,053
Colorado Housing Finance Authority, Single Family Program, RB, Series D-1, AMT, 5.0%, 5/1/2005	15,000	15,007
Denver City & County, Colorado, Single Family Mortgage Revenue Home, Metro Mayors Caucus, RB, GNMA/FNMA/FHLMC, 5.0%, 11/1/2015	35,000	36,437
Denver, Colorado, Multi-Family Housing Revenue, RB, GNMA, 5.25%, 12/20/2022	500,000	509,000
Denver, Colorado, Multi-Family Mortgage, Buerger Brothers Project, RB, Series A, AMT, FHA, 5.1%, 11/1/2007	125,000	132,273
Denver, Colorado, Multi-Family Mortgage, Garden Court Community, RB, FHA, 4.7%, 7/1/2008	230,000	243,427
Interlocken Metropolitan District, Colorado, Series A, RADIAN, 5.75%, 12/15/2019	2,200,000	2,353,824
Westminster, Colorado, Multi-Family Housing, Semper Village Apartments, RB, Mandatory Put @ 100, AXA, 5.95%, 9/1/2006 (c)	1,670,000	1,704,936
Westminster, Colorado, Multi-Family Revenue Refunding, Housing, Oasis Wexford Apartments, RB, Mandatory Put @ 100, FNMA, 5.35%, 12/1/2005 (c)	275,000	287,356

		10,455,942

Connecticut 0.4%
Waterbury, Connecticut, Housing Mortgage Authority, RB, Series A, AMBAC/FHA, 4.85%, 7/1/2009	745,000	745,931
Waterbury, Connecticut, Housing Mortgage Authority, RB, Series C, AMBAC/FHA, 4.85%, 7/1/2009	825,000	826,031

		1,571,962

Delaware 0.3%
Delaware Economic Development Authority, Peninsula United, RB, Series A, 6.0%, 5/1/2009	35,000	36,247
Delaware Economic Development Authority, Wilmington Friends School Project:
6.3%, 7/1/2004	65,000	66,034
6.3%, 7/1/2005	70,000	71,518
6.3%, 7/1/2006	75,000	76,601
6.3%, 7/1/2007	80,000	81,677
6.3%, 7/1/2008	85,000	86,306
6.3%, 7/1/2009	90,000	91,169

13

6.3%, 7/1/2010	95,000	95,752
6.3%, 7/1/2011	100,000	100,714
6.3%, 7/1/2012	110,000	110,353
6.3%, 7/1/2013	115,000	115,141
Wilmington, Delaware, Park Authority, RB, Series B, ETM, 7.15%, 8/1/2006	145,000	145,679

		1,077,191

District of Columbia 0.1%
District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, RB, AMT, FHA, 5.0%, 2/1/2008	415,000	437,696

Florida 4.3%
Broward County, Florida, Water & Sewer Utility Revenue, RB, Prerefunded @ 100, 6.875%, 9/1/2008 (d)	190,000	211,044
Dade County, Florida, Aviation Revenue, RB, Series E, AMBAC, 5.4%, 10/1/2007	50,000	54,592
Dade County, Florida, Government Leasing Corp., COP, Series C, 9.0%, 4/1/2020	250,000	258,120
Dade County, Florida, Housing Finance Authority, Multi-Family Mortgage, Midway Point Phase I, RB, Series A, Mandatory Put @ 100, AMT, FNMA, 5.9%, 6/1/2006 (c)	790,000	814,838
Dade County, Florida, Housing Finance Authority, Single Family Mortgage Revenue, RB, Series B-1, AMT, FNMA/ GNMA, 6.1%, 4/1/2027	1,806,636	1,937,328
Daytona Beach, Florida, Water & Sewer Revenue, RB, Series 1978, ETM, 6.75%, 11/15/2007	310,000	357,477
FHA Insured Trust, Florida, Series 1996-1, Class A-2, Private Placement:
6.75%, 2/1/2013	606,877	619,015
7.0%, 7/1/2022	1,383,380	1,411,048
Gainesville, Florida, Utility Systems Revenue, RB, ETM, 6.3%, 10/1/2006	130,000	135,165
Hillsborough County, Florida, Series B, RB, AMBAC, 5.125%, 10/1/2017	1,250,000	1,305,063
Lee County, Florida, Industrial Development Authority, Legacy at Lehigh Project, RB, Series A, 6.0%, 12/1/2043	5,785,000	6,191,685
Miami Beach, Florida, Housing Authority, Section 8, RB, HUD, 6.625%, 1/15/2009	900,000	898,515
Miami, Florida, Fernando Apartments, 5.9%, 6/1/2025	860,000	902,570
Orange County, Florida, Health Facilities Authority Revenue, Advanced Health Systems, RB, ETM, 8.75%, 10/1/2009	765,000	923,210
Orange County, Florida, Housing Finance Authority, Multi-Family Revenue, Loma Vista Project, RB, Series G, 5.45%, 9/1/2024	2,920,000	2,756,683
St. John’s County, Florida, Industrial Development Authority, Industrial Development Revenue, Series A, RB, MBIA, 5.5%, 3/1/2017	185,000	207,738

		18,984,091

Georgia 1.4%
Athens, Georgia, Water & Sewer Revenue, RB, ETM, 6.2%, 7/1/2008	425,000	491,946
Augusta, Georgia, Housing Rehabilitation, Multi-Family Housing, Bon Air, RB, Series C, HUD, 7.0%, 9/1/2005	340,000	342,910
Carrollton, Georgia, Housing Authority Mortgage Revenue, Carrollton Village Apts., RB, GNMA, 6.4%, 3/20/2043	1,940,000	2,133,476
Clayton County, Georgia, Multi-Family Housing Authority, Pointe South Apartments Projects, RB, AMT, FNMA, 5.75%, 1/1/2013	100,000	104,657
Fulton County, Georgia, Housing Authority, Single Family Mortgage, RB, Series A, AMT, GNMA, 6.2%, 3/1/2013	90,000	90,047
Gwinnett County, Georgia, Multi-Family Housing Authority, Singleton-Oxford Association, Series A, RB, Mandatory Put @ 100, FNMA, 5.5%, 4/1/2006 (c)	940,000	970,550
Savannah, Georgia, Economic Development Authority Revenue, College of Art & Design, RB:
6.2%, 10/1/2009	1,070,000	1,178,915
6.5%, 10/1/2013	800,000	864,576

		6,177,077

Hawaii 1.3%
Hawaii Housing & Community Development, Multi-Family Revenue, Sunset Villas, RB, GNMA:
5.7%, 7/20/2031	1,090,000	1,136,565
5.75%, 1/20/2036	2,395,000	2,501,386
Hawaii Housing Finance & Development Corp., Single Family Mortgage, Series A, RB, AMT, FNMA, 5.2%, 7/1/2012	1,915,000	2,002,650
Honolulu, Hawaii, Housing Authority, Multi-Family Mortgage, Waipahu Towers Project, RB, Series A, AMT, GNMA, 6.9%, 6/20/2005	85,000	88,216

		5,728,817

14

Idaho 1.6%
Bingham County, Idaho, Industrial Development Co., Supreme Potatoes Inc. Project, RB, AMT, LOC:
5.15%, 11/1/2005	265,000	273,204
5.2%, 11/1/2006	290,000	297,876
5.3%, 11/1/2007	305,000	312,466
5.4%, 11/1/2008	325,000	331,841
5.5%, 11/1/2009	355,000	361,447
5.6%, 11/1/2010	80,000	81,230
5.7%, 11/1/2011	85,000	86,161
5.8%, 11/1/2012	90,000	91,136
Idaho Housing & Finance Association, RB, Series A, Class III, AMT, 5.55%, 7/1/2020	2,385,000	2,505,228
Idaho Housing & Finance Association, RB, Series E-2, 5.9%, 1/1/2015	645,000	695,897
Idaho Housing & Finance Association, Single Family Mortgage, RB, Series B, AMT, 5.65%, 7/1/2009	170,000	177,701
Idaho Housing & Finance Association, Single Family Mortgage, RB, Series C-2, AMT, 5.25%, 7/1/2011	155,000	161,924
Idaho Housing & Finance Association, Single Family Mortgage, RB, Series D, Class III, AMT, 5.45%, 7/1/2023	1,000,000	1,009,350
Idaho Housing & Finance Association, Single Family Mortgage, RB, Series F-2, AMT, 5.1%, 7/1/2012	360,000	374,944
Idaho Housing Agency, Single Family Mortgage, RB, Series F, AMT, 5.8%, 7/1/2007	250,000	251,345

		7,011,750

Illinois 7.4%
Alton, Illinois, Hospital Facility, Alton Memorial Hospital Project, RB, ETM, 7.0%, 7/1/2005	150,000	159,560
Bedford Park, Illinois, Water Revenue, RB, Series B, AMT, ACA, 6.0%, 12/15/2008	1,325,000	1,470,975
Belleville, St. Clair County, Illinois, Single Family Mortgage Revenue, RB, ETM, 7.25%, 11/1/2009	70,000	81,279
Chicago, Illinois, Multi-Family Mortgage, Bryne Mawr/ Belle Project, RB, AMT, GNMA:
5.25%, 6/1/2008	135,000	140,620
5.35%, 6/1/2009	135,000	140,740
5.45%, 6/1/2010	145,000	153,097
5.5%, 6/1/2011	140,000	147,052
5.55%, 6/1/2012	145,000	151,015
Davis Junction, Illinois, Solid Waste Improvements, GO, Series B, LOC:
5.5%, 4/15/2010	735,000	799,173
5.875%, 4/15/2016	60,000	64,582
Des Plaines, Illinois, Hospital Facility, Holy Family Hospital, RB, ETM, 7.0%, 1/1/2007	230,000	250,449
Des Plaines, Illinois, Hospital Facility, Holy Family Hospital, RB, ETM, MBIA, 7.0%, 1/1/2007	110,000	119,780
Du Page County, Illinois, Special Services Area No. 11, 6.75%, 1/1/2014	935,000	1,047,060
Du Page County, Illinois, Special Services Area No. 26, Bruce Lake Subdivision, GO:
5.0%, 1/1/2013	65,000	65,778
5.15%, 1/1/2014	65,000	65,930
5.25%, 1/1/2004	10,000	10,055
5.25%, 1/1/2005	40,000	41,406
5.25%, 1/1/2006	40,000	47,515
5.25%, 1/1/2007	45,000	47,993
5.25%, 1/1/2008	50,000	53,463
5.25%, 1/1/2009	50,000	53,249
5.25%, 1/1/2010	55,000	58,198
5.25%, 1/1/2016	150,000	151,079

15

5.375%, 1/1/2010	60,000	63,238
5.5%, 1/1/2012	35,000	36,757
5.5%, 1/1/2019	255,000	256,813
5.75%, 1/1/2022	300,000	299,637
Fairfield, Illinois, Economic Development Authority, Wayne County Center Project, RB, 6.0%, 12/15/2005	225,000	236,428
Granite City, Illinois, Hospital Facilities Revenue, RB, ETM, 7.0%, 1/1/2008	145,000	160,772
Grayslake, Illinois, Multi-Family Housing, Country Squire Apartments Project, RB, Series A, FHA, 6.0%, 6/1/2005	280,000	282,881
Greater Peoria, Illinois, Airport Authority, GO, AMT, 6.5%, 12/1/2005	95,000	99,900
Illinois Development Finance Authority, Catholic Health, RB, Series A, Connie Lee Insured, 5.15%, 2/15/2006	765,000	811,979
Illinois Development Finance Authority, Community Rehabilitation Providers, RB, Series A:
5.375%, 7/1/2009	640,000	640,416
5.6%, 7/1/2019	1,915,000	1,785,256
Illinois Development Finance Authority, Debt Restructure East Saint Louis, GO, 6.875%, 11/15/2005	280,000	295,190
Illinois Development Finance Authority, Fund For Child Project, RB, Series A, 7.4%, 9/1/2004	320,000	323,821
Illinois Development Finance Authority, Section 8, RB, Series A, FHA/MBIA, 5.2%, 7/1/2008	55,000	58,499
Illinois Educational Facilities, Authority Revenue Refunding, Augustana College, RB:
4.6%, 10/1/2008	135,000	147,085
5.0%,10/1/2013	280,000	311,780
Illinois Health Facilities Authority, Covenant Retirement Communities, RB, RADIAN, 4.6%, 12/1/2012	450,000	465,975
Illinois Health Facilities Authority, Lutheran Social Services, RB, 6.125%, 8/15/2010	635,000	620,833
Illinois Health Facilities Authority, Michael Reese Hospital & Medical Center, RB, ETM, 6.75%, 12/1/2008	265,000	299,241
Illinois Health Facilities Authority, Midwest Group LTD, RB, ACA, 5.375%, 11/15/2008	445,000	491,560
Illinois Health Facilities Revenue Authority, Community Hospital Ottawa Project, RB, 6.75%, 8/15/2014	420,000	432,793
Illinois Housing Development Authority, Multi-Family Program, RB, Series 3, HUD, 6.05%, 9/1/2010	265,000	270,626
Illinois Upper River Valley Development Authority, Waste Recovery Illinois Project, RB, AMT, 5.9%, 2/1/2014	1,875,000	1,723,106
Oak Lawn, Illinois, GO, FGIC, 5.25%, 12/1/2004	30,000	30,676
Palatine, Illinois, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, AMBAC, 5.25%, 12/1/2004	9,030,000	9,536,132
Rockford, Illinois, Faust Landmark Apartments, RB, Series A, AMT, MBIA, 5.625%, 1/1/2007	155,000	161,017
Rockford-Concord Commons, Illinois, Housing Facility, Concord Commons Project, RB, Series A, FHA:
5.55%, 11/1/2006	170,000	178,114
6.15%, 11/1/2022	1,385,000	1,433,170
Round Lake, Illinois, Special Tax Revenue, 6.7%, 3/1/2033	1,600,000	1,651,104
Silvas, Illinois, Mortgage Revenue, RB, FHA:
4.9%, 8/1/2011	1,180,000	1,262,565
5.2%, 8/1/2017	1,285,000	1,338,430
Woodridge, Illinois, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, RB, GNMA, 5.65%, 12/20/2032	1,510,000	1,548,883

		32,574,725

Indiana 1.6%
Gary, Indiana, Mortgage Redevelopment, Willow On Clark Apartments, RB, Series A, AMT, GNMA:
4.75%, 8/20/2008	220,000	232,201
5.15%, 8/20/2013	280,000	292,180
5.25%, 8/20/2018	240,000	247,452
Indiana Health Facilities Finance Authority, Kings Daughters Hospital, RB, RADIAN:
5.1%, 2/15/2006	290,000	310,109
5.1%, 8/15/2006	300,000	324,126
5.25%, 8/15/2009	305,000	335,052

16

5.35%, 2/15/2017	330,000	360,132
Indiana Health Facility Authority Revenue, Memorial Hospital, RB, RADIAN, 5.125%, 2/15/2017	1,250,000	1,291,600
Indiana Health Facility, Floyd Memorial Hospital, RB:
4.8%, 2/15/2007	265,000	282,090
4.85%, 2/15/2006	505,000	533,421
4.85%, 2/15/2008	255,000	271,978
4.95%, 2/15/2009	245,000	261,956
Indiana Toll Finance Authority, Toll Road Revenue, RB, 5.0%, 7/1/2014	2,000,000	2,001,140
Lawrence, Indiana, Multi-Family Housing, Revenue Refunding, Pinnacle Apartments, RB, AMT, FNMA, 5.05%, 1/1/2008	215,000	226,238
Vigo County, Indiana, Hospital Authority, RB, ETM, 6.875%, 4/1/2004	20,000	20,486

		6,990,161

Kansas 0.4%
Kansas Development Finance Authority, Multi-Family Housing, Four Seasons Apartment Project, RB, AMT, LOC, 5.3%, 10/1/2007	140,000	144,939
Kansas Development Finance Authority, Multi-Family Housing, Four Seasons Apartment Project, RB, Mandatory Put @ 100, AMT, LOC, 5.6%, 10/1/2007 (c)	780,000	810,475
Labette & Cowley County, Kansas, Single Family Mortgage, RB, Series A-2, GNMA, 7.65%, 12/1/2011	15,000	15,088
McPherson, Kansas, Electric Utility Revenue, RB, Prerefunded @ 100, ETM, 5.9%, 3/1/2007 (d)	800,000	891,792
Merriam, Kansas, Hospital Revenue, Shawnee Mission Medical Center, RB, ETM, 6.9%, 6/1/2005	70,000	73,950

		1,936,244

Kentucky 1.4%
Kentucky Turnpike Authority, RB, ETM:
6.125%, 7/1/2007	377,000	410,779
6.625%, 7/1/2008	180,000	202,012
Louisville, Kentucky, Healthcare Facilities Revenue, RB, GNMA, 6.65%, 12/20/2030	5,125,000	5,621,920
Owensboro, Kentucky, Electric Light & Power, RB, ETM, 10.5%, 1/1/2004	20,000	20,312

		6,255,023

Louisiana 2.7%
Iberia, Louisiana, Single Family Mortgage, RB, 7.375%, 1/1/2011	105,000	106,733
Lafourche Parish, Louisiana, Housing Authority, Multi-Family Mortgage Revenue, City Place II Project, RB, GNMA, 6.7%, 1/20/2040	2,655,000	2,856,992
Louisiana Housing Finance Agency, Malta Square Project, RB, AMT, GNMA:
6.45%, 9/1/2027	470,000	498,233
6.5%, 9/1/2038	1,220,000	1,290,235
Louisiana State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, RB, ETM, 7.875%, 7/1/2009	320,000	373,181
New Orleans, Louisiana, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,730,000	4,391,851
Tensas Parish County, Louisiana, GO, 7.0%, 9/1/2018	1,825,000	2,110,941

		11,628,166

Maine 0.0%,
Bucksport, Maine, Solid Waste Disposal Revenue, Champ International Corp. Project, RB, 6.25%, 5/1/2010	100,000	101,209
Maine Finance Revenue Authority, Electronic Rate Stabilization, RB, AMT, FSA, 5.2%, 7/1/2018	50,000	51,889

		153,098

Maryland 0.5%
Baltimore County, Maryland, Mortgage Revenue, Three Garden Village Project, RB, Series A, FHLMC, 4.8%, 1/1/2013	450,000	465,858
Baltimore, Maryland, City Housing Corporate Revenue, RB, HUD, 7.75%, 10/1/2009	255,000	255,660
Frederick County, Maryland, Economic Redevelopment Authority, Northhampton, RB, Series A, FHA, 5.9%, 2/1/2005	25,000	25,357
Prince Georges County, Maryland, Housing Authority, Single Family Mortgage Revenue, RB, FNMA/GNMA/FHLMC, 7.0%, 8/1/2033	1,400,000	1,580,992

		2,327,867

17

Massachusetts 4.6%
Boston, Massachusetts, Deutsches Altenheim, RB, Series A, FHA, 5.95%, 10/1/2018	515,000	563,678
Boston, Massachusetts, Industrial Development Finance Authority, North End Community, RB, Series A, FHA, 6.45%, 8/1/2037	1,370,000	1,629,862
Massachusetts Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliate, RB, RADIAN, 4.85%, 9/1/2013	310,000	321,250
Massachusetts Development Finance Agency, Multi-Family Revenue, Bay Village Apartments, RB, AMT, GNMA/FHA, 4.5%, 12/20/2018	2,000,000	1,997,720
Massachusetts Development Finance Agency, Worcester Redevelopment Authority, RB, RADIAN, 6.0%, 6/1/2024	1,050,000	1,135,859
Massachusetts Educational Loan Authority, RB, Series A, AMT, MBIA, 7.25%, 1/1/2009	160,000	161,512
Massachusetts Health & Education Authority, Beth Israel Hospital, RB, ETM, 5.75%, 7/1/2006	25,000	26,614
Massachusetts Housing Finance Agency, Housing Revenue, RB, Series D, AMT, AMBAC, 5.5%, 7/1/2013	1,305,000	1,379,020
Massachusetts Housing Finance Agency, RB, Series A, AMT, MBIA, 6.125%, 12/1/2011	175,000	180,660
Massachusetts Industrial Finance Agency Revenue, Assisted Living Facilities, Arbors at Taunton, RB, AMT, FHA, 7.125%, 2/1/2036	2,200,000	2,415,028
Massachusetts Industrial Finance Agency, Assisted Living Facilities, Arbors at Taunton, RB, AMT, GNMA, 5.3%, 6/20/2019	370,000	379,664
Massachusetts Industrial Finance Agency, Draper Place Project, RB, AMT, GNMA:
5.4%, 8/20/2012	250,000	272,658
6.45%, 8/20/2039	4,490,000	4,912,822
Massachusetts Industrial Finance Agency, Higher Education, Hampshire College Project, RB, 5.8%, 10/1/2017	1,655,000	1,699,006
Somerville, Massachusetts, Multi-Family Housing Revenue, RB, GNMA, 4.6%, 11/20/2015	2,935,000	3,034,466

		20,109,819

Michigan 1.1%
Battle Creek, Michigan, Economic Development Authority, Kellogg Company Project, RB, 5.125%, 2/1/2009	240,000	247,795
Detroit, Michigan, Water Supply, RB, ETM, 8.875%, 1/1/2005	225,000	236,169
Grand Rapids Charter Township, Michigan, Porter Hills Obligated Group, RB, 5.2%, 7/1/2014	890,000	920,304
Kalamazoo, Michigan, Economic Development Corp., Revenue Refunding, RB, 5.75%, 5/15/2005	100,000	101,406
Michigan Higher Education Facility Authority Revenue, Thomas M. Cooley Law School, RB, LOC, 5.35%, 5/1/2015	1,200,000	1,251,455
Michigan Housing Development Authority, RB, Series D, AMT, AMBAC:
5.05%, 12/1/2007	95,000	102,211
5.15%, 12/1/2008	95,000	102,570
5.25%, 12/1/2009	95,000	101,328
5.35%, 12/1/2010	95,000	100,421
Michigan Strategic Fund Obligation, Ford Motor Credit, RB, Series A, ETM, 7.1%, 2/1/2006	650,000	699,062
Michigan Strategic Fund Obligation, The Oxford Institute, RB, Series A, ETM, 7.875%, 8/15/2005	115,000	124,476
Petoskey, Michigan, Hospital Finance Authority, RB, ETM, 6.7%, 3/1/2007	375,000	407,899
Saginaw, Michigan, Hospital Finance Authority, Saint Luke Hospital, RB, ETM, 7.5%, 11/1/2010	200,000	235,724

		4,630,820

Minnesota 1.2%
Dakota County, Minnesota, Housing & Redevelopment Authority, RB, AMT, FNMA/GNMA, 5.75%, 10/1/2004	20,000	20,258
Eden Prairie, Minnesota, Multi-Family Housing Revenue, Rolling Hills Project, RB, GNMA, 6.2%, 2/20/2043	2,430,000	2,641,920
Minnesota, White Earth Band of Chippewa, RB, ACA, 7.0%, 12/1/2011	2,000,000	2,277,980
Rochester, Minnesota, Saint Mary’s Hospital, RB, ETM, 5.75%, 10/1/2007	255,000	277,445

		5,217,603

Mississippi 1.3%
Corinth & Alcorn Counties, Mississippi, Magnolia Regional Health Center, RB, Series B, 5.125%, 10/1/2010	590,000	615,140
Jackson, Mississippi, Housing Authority, Multi-Family Revenue, The Woodlands, RB, Series A, AMT, FSA, 5.3%, 4/1/2019	490,000	500,417
Lee County, Mississippi, Hospital Systems Revenue, North Mississippi Medical Center Project, RB, ETM, 6.8%, 10/1/2007	260,000	288,816
Lincoln County, Mississippi, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, RB, RADIAN, 5.5%, 4/1/2018	1,345,000	1,410,017
Mississippi Business Financial Corp., Mississippi Retirement Facilities Revenue Refunding, Wesley Manor, RB, Series A, GNMA, 5.45%, 5/20/2034	2,695,000	2,763,399
Mississippi Home Corp., Single Family Mortgage, Access Program, RB, Series A, AMT, GNMA, 5.0%, 6/1/2004	25,000	25,458

		5,603,247

18

Missouri 0.9%
Boone County, Missouri, Industrial Development Authority, Otscon Inc. Project, RB, Mandatory Put @ 100, AMT, LOC, 5.125%, 5/1/2005 (c)	1,520,000	1,540,231
Bridgeton, Missouri, Industrial Development Authority, Mizpah Assisted Living, RB, Series A, GNMA, 5.25%, 12/20/2019	170,000	176,615
Missouri Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, RB, Series A, LOC, 4.75%, 9/1/2007	170,000	184,841
Missouri Housing Development Community, Single Family Mortgage, RB, AMT, GNMA, 6.625%, 12/1/2017	100,000	100,409
Missouri Rehabilitation Center Project, COP, Series A, 6.0%, 11/1/2015	100,000	108,214
Pacific & Franklin Counties, Missouri, Industrial Development Authority, Clayton Corp. Project, RB, AMT, LOC: 6.2%, 5/1/2012	720,000	750,499
6.45%, 5/1/2017	720,000	747,691
Springfield, Missouri, Law Enforcement Communication, COP, 5.5%, 6/1/2010	60,000	67,265
St. Louis, Missouri, Land Clearance Redevelopment Authority, Westminsters Place Apartments, RB, Series A, Mandatory Put @ 100, FNMA, 5.95%, 4/1/2007 (c)	450,000	477,275

		4,153,040

Montana 0.1%
Missoula County, Montana, Community Hospital, ETM, 7.125%, 6/1/2007	238,000	264,292

Nebraska 0.8%
Clay County, Nebraska, Industrial Development Revenue, Hybrids Cooperative Project, RB, AMT, LOC, 5.25%, 3/15/2014	1,610,000	1,633,957
Fillmore County, Nebraska, Industrial Development Revenue, O’Malley Grain Inc. Project, RB, AMT, LOC:
5.0%, 12/1/2010	45,000	45,904
5.0%, 12/1/2011	180,000	182,297
5.1%, 12/1/2012	135,000	136,229
5.2%, 12/1/2013	195,000	196,810
Nebraska Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, RB, FNMA, 4.875%, 1/1/2008	480,000	504,590
Woolworth, Nebraska, Housing Mortgage Development Corp., Section 8 Assisted Project, RB, MBIA, 5.35%, 7/1/2021	690,000	690,110

		3,389,897

Nevada 0.4%
Nevada Housing Division, Austin Crest Project, RB, AMT, FNMA, 5.5%, 10/1/2009	270,000	289,826
Nevada Housing Division, Single Family Program, RB, Series A, AMT, 6.35%, 10/1/2007	155,000	157,261
Nevada Housing Division, Single Family Mortgage, RB, Series B, AMT, 6.45%, 10/1/2007	135,000	135,408
Nevada Housing Division, Single Family Mortgage, RB, Series B-1, 4.95%, 4/1/2012	305,000	321,424
Nevada Housing Division, Single Family Program, RB, Series B-1, 6.2%, 10/1/2015	255,000	261,508
Nevada Housing Division, Single Family Mortgage, RB, Series C-1, AMT, 5.45%, 4/1/2010	160,000	160,773
Nevada Housing Division, Single Family Mortgage, RB, Series E, AMT, 6.0%, 10/1/2009	140,000	146,013
Nevada Multi Unit Housing, Saratoga Palms, RB, AMT, FNMA, 5.9%, 4/1/2006	200,000	214,910

		1,687,123

New Hampshire 1.5%
Manchester, New Hampshire, Housing & Redevelopment Revenue Authority, RB, ACA:
4.75%, 1/1/2005	130,000	133,886
4.85%, 1/1/2007	130,000	138,180
4.9%, 1/1/2008	145,000	154,131
5.0%, 10/1/2009	375,000	405,945
5.55%, 1/1/2018	185,000	187,488
6.05%, 1/1/2012	3,580,000	3,943,512

19

New Hampshire Higher Education & Health Facility, Kendal at Hanover Issue, RB, LOC:
5.2%, 10/1/2006	625,000	626,456
5.3%, 10/1/2007	475,000	475,998
New Hampshire Municipal Bond Bank, Educational Institutions Division Revenue, COC - Brown Northwood, RB, 5.0%, 5/1/2018	615,000	579,275

		6,644,871

New Jersey 0.5%
Carlstadt, New Jersey, Sewer Authority, Sewer Revenue, RB, 5.25%, 1/1/2007	75,000	78,683
Gloucester County, New Jersey, Import Authority, Electric Mobility Project, RB, AMT, County Guaranteed:
4.5%, 11/1/2003	100,000	100,000
4.6%, 11/1/2004	105,000	108,474
4.7%, 11/1/2005	105,000	111,339
4.75%, 11/1/2006	110,000	119,010
4.8%, 11/1/2007	115,000	125,895
5.0%, 11/1/2008	125,000	137,069
5.0%, 11/1/2010	215,000	230,194
New Jersey Economic Development Authority, Cadbury Corp. Project, RB, Series A, ACA, 4.85%, 7/1/2004	265,000	270,647
New Jersey Education Facility Authority, Caldwell College, RB, Series A, 7.25%, 7/1/2025	820,000	848,610
Secaucus, New Jersey, Municipal Utilities Authority, Sewer Revenue, RB, ETM, 6.875%, 12/1/2008	55,000	61,584

		2,191,505

New Mexico 1.5%
Albuquerque, New Mexico, Class B-2, CMO, FGIC, 0.0%, 5/15/2011 (b)	1,260,000	706,369
Bernalillo County, New Mexico, Multi-Family Housing Revenue, Mountain View Cabins, RB, AMT, Series A, GNMA, 7.5%, 9/20/2033	2,500,000	2,708,574
Bernalillo County, New Mexico, Multi-Family Housing, Sunchase Apartments, Series A, Mandatory Put @ 100, AXA, 5.8%, 11/1/2006 (c)	1,130,000	1,161,527
New Mexico Mortgage Finance Authority, Multi-Family Housing, Sandpiper Apartments, Series A, RB, AMT, FHA, 6.05%, 7/1/2028	1,335,000	1,397,184
New Mexico Mortgage Finance Authority, Multi-Family Housing, Sandpiper Apartments, Series A, RB, AMT, FHA:
5.5%, 7/1/2017	150,000	156,734
5.6%, 7/1/2028	315,000	323,140

		6,453,528

New York 4.9%
Albany, New York, Housing Authority, Lark Drive Associates, RB, AMT, LOC:
5.2%, 12/1/2013	40,000	41,933
5.4%, 12/1/2018	40,000	41,642
5.5%, 12/1/2028	265,000	269,534
Cattaraugus County, New York, Industrial Development Agency, Jamestown Community College, RB, Series A, 5.75%, 7/1/2008	350,000	383,775
East Rochester, New York, Housing Authority, St. Johns Meadow, RB, Series A, FHA, 5.125%, 8/1/2018	600,000	619,392
New York Capital District Youth Center Lease, RB, LOC, 6.0%, 2/1/2017	375,000	400,646
New York Dormitory Authority, Capital Appreciation, Prerefunded@100, RB, Series C, ETM, FSA, 0.0%, 7/1/2004 (b) (d)	50,000	49,639
New York Dormitory Authority, Hunts Point Multi Service Center, RB, 5.625%, 7/1/2022	2,255,000	2,386,827
New York Dormitory Authority, Lease Revenue, Court Facilities, Series A, RB:
5.25%, 5/15/2010	3,540,000	3,907,700
5.25%, 5/15/2011	1,240,000	1,358,755
5.75%, 5/15/2014	3,715,000	4,157,494
New York Dormitory Authority, Lutheran Nursing Home, RB, AMBAC/FHA, 5.125%, 2/1/2018	975,000	1,046,916
New York Dormitory Authority, Lutheran Nursing Home, RB, MBIA/FHA, 6.1%, 8/1/2041	1,000,000	1,083,420

20

New York Dormitory Authority, St. Joseph’s Hospital, RB, MBIA, 5.25%, 7/1/2018	450,000	471,501
New York Dormitory Revenue Authority, State University Education Facilities, RB, 5.0%, 5/15/2010	300,000	324,168
New York Triborough Bridge & Tunnel Authority, Convention Center Project, RB, Series E, 7.25%, 1/1/2010	355,000	412,968
New York, GO, Series C, AMBAC, 5.375%, 10/1/2011	1,000,000	1,080,460
New York, New York, Industrial Development Agency, College of Aeronautics Project, 5.0%, 5/1/2006	345,000	365,089
New York, New York, Industrial Development Agency, College of Aeronautics Project:
5.0%, 3/1/2014	600,000	624,780
5.2%, 5/1/2009	205,000	218,600
Onondaga County, New York, Industrial Development Agency, Civic Facility Revenue, Lemoyne College Project, RB, Series A:
5.0%, 3/1/2007	180,000	192,695
5.5%, 3/1/2014	410,000	426,519
Syracuse, New York, Housing Authority, Loretto Rest Homes, RB, Series A, FHA, 5.0%, 8/1/2007	970,000	1,067,883
Yates County, New York, Industrial Development Agency, Soldiers & Sailors Memorial Hospital, RB, FHA, 5.5%, 2/1/2019	440,000	457,437

		21,389,773

North Carolina 0.2%
North Carolina Medical Care Community Revenue, North Carolina Housing Foundation Inc., RB, ACA, 6.0%, 8/15/2010	265,000	298,417
North Wilkesboro, North Carolina, Housing Development Corp., Multi-Family Revenue, Wilkes Tower, RB, Series A, FNMA/FHA, 6.35%, 10/1/2022	200,000	202,490
Wake County, North Carolina, Hospital Revenue, RB, ETM, 6.25%, 1/1/2008	235,000	256,263

		757,170

North Dakota 0.6%
Fargo, North Dakota, Hospital Revenue, Meritcare Hospital, RB, MBIA, 5.6%, 6/1/2013	1,250,000	1,386,850
North Dakota Housing Financial Agency Revenue, Housing Finance Program, RB, Series B, AMT, 4.0%, FHLB:
4.0%, 7/1/2010	350,000	358,113
4.125%, 7/1/2011	350,000	354,697
North Dakota Housing Financial Agency Revenue, Housing Finance Program, RB, Series D, AMT:
4.55%, 7/1/2008	70,000	74,104
4.85%, 7/1/2011	95,000	98,472
4.95%, 1/1/2012	95,000	98,108
5.0%, 1/1/2013	95,000	97,759

		2,468,103

Ohio 1.8%
Bridlewood Village Apartments, Ohio, Certificate of Participation, Class A, FHA, 5.6%, 9/1/2021	1,537,999	1,563,729
Cuyahoga County, Ohio, Mortgage Revenue, RB, AMT, GNMA, 5.2%, 9/20/2009	165,000	171,399
Cuyahoga County, Ohio, Multi-Family Housing, Water Street Association, RB, AMT, GNMA, 6.25%, 12/20/2036	975,000	1,032,865
Hancock County, Ohio, Multi-Family Housing, Crystal Glen Apartments, RB, Series C, AMT, LOC, 5.05%, 1/1/2010	915,000	947,574
Jefferson County, Ohio, GO, RADIAN, 6.625%, 12/1/2005	90,000	94,985
Lucas-Palmer Housing Development Corp., Ohio, Palmer Gardens, RB, Series A, MBIA/FHA, 5.9%, 7/1/2007	175,000	184,268
Ohio Capital Corp. for Housing Mortgage Revenue, Section 8 Assisted Project, RB, FHA/MBIA:
Series C, 5.1%, 7/1/2009	485,000	485,616
Series C, 5.7%, 1/1/2005	10,000	10,074
Series E, 5.7%, 1/1/2005	30,000	30,067
Ohio Capital Corp. for Housing Mortgage Revenue, Section 8, RB, Series D, FHA, 5.55%, 8/1/2024	540,000	541,939
Ohio Capital Housing Corp. Mortgage, Georgetown Section 8, RB, Series A, FHA, 6.625%, 7/1/2022	805,000	806,924
Ohio Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, RB, ETM, 6.375%, 6/1/2007	70,000	76,549
Sandusky County, Ohio, Health Care Facilities Revenue, Bethany Place Retirement Center Project, RB, FNMA, 5.15%, 7/1/2009	65,000	71,483
Stark County, Ohio, Health Care Facility, Rose Land Inc. Project, RB, GNMA/FHA:
5.3%, 7/20/2018	850,000	887,443
5.35%, 7/20/2023	940,000	965,023

		7,869,938

21

Oklahoma 0.6%
Grand River, Oklahoma, Dam Authority, RB, ETM, 6.25%, 11/1/2008	615,000	662,041
McAlester, Oklahoma, Public Works Authority, RB, ETM, FSA:
8.25%, 12/1/2004	115,000	123,887
8.25%, 12/1/2005	60,000	68,502
Oklahoma Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, RB, FNMA, 5.1%, 12/1/2007	235,000	235,263
Oklahoma Ordnance Works Authority, Ralston Purina Project, RB, 6.3%, 9/1/2015	1,500,000	1,688,175

		2,777,868

Oregon 0.2%
Cow Creek Band, Oregon, Umpqua Tribe of Indians, Oregon Revenue, RB, Series B, 144A, AMBAC, 5.1%, 7/1/2012	880,000	908,890
Oregon Health Housing Educational & Cultural Facilities Authority, Cedarwest Housing, RB, Series A, AMT, LOC, 4.65%, 1/2/2008	85,000	88,929

		997,819

Pennsylvania 10.4%
Allegheny County, Pennsylvania, Hospital Development Authority, North Hills Passavant Hospital, RB, ETM, 6.75%, 7/1/2005	95,000	100,438
Allegheny County, Pennsylvania, Residential Finance Authority, Single Family Mortgage, RB, Series CC-2, GNMA, 5.2%, 5/1/2017	230,000	239,885
Allentown, Pennsylvania, Hospital Authority, Sacred Heart Hospital of Allentown, RB, 6.2%, 11/15/2003	90,000	89,991
Beaver County, Pennsylvania, Industrial Development Authority, Health Care Revenue Refunding, RB, GNMA, 4.85%, 5/20/2010	1,750,000	1,888,670
Berks County, Pennsylvania, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, RB, Series A, FNMA, 5.15%, 1/1/2019	1,610,000	1,634,826
Bucks County, Pennsylvania, Saint Mary’s Hospital Authority, RB, ETM, 6.625%, 7/1/2004	25,000	25,927
Chester County, Pennsylvania, Health & Education Facility, Immaculata College, RB:
5.0%, 10/15/2006	265,000	265,453
5.0%, 10/15/2007	310,000	310,412
5.1%, 10/15/2008	120,000	120,127
5.125%, 10/15/2009	230,000	230,170
5.3%, 10/15/2011	280,000	280,098
Cumberland County, Pennsylvania, Municipal Revenue Authority, Presbyterian Homes Project, RB, 6.0%,12/1/2026	1,210,000	1,199,485
Delaware County, Pennsylvania, College Revenue Authority, RB Series B, 5.5%, 10/1/2019	2,025,000	2,005,844
Delaware County, Pennsylvania, Housing Authority, Dunwoody Village Project, RB, 6.125%, 4/1/2020	100,000	104,931
Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania, Bridge Revenue, RB, 5.25%, 7/1/2013	1,000,000	1,098,500
Erie, Pennsylvania, Higher Education Building Authority, Gannon University Project, RB, Series E, 5.2%, 7/15/2016	800,000	807,912
Erie, Pennsylvania, Higher Education Building Authority, Mercyhurst College Project, RB:
5.75%, 3/15/2012	110,000	113,803
5.85%, 3/15/2017	325,000	333,239
Erie, Pennsylvania, Higher Education Building Authority, Mercyhurst College Project, RB, Series B, 5.75%, 3/15/2013	1,370,000	1,414,155
Fayette County, Pennsylvania, Hospital Authority, Uniontown Hospital, RB, Connie Lee Insured:
5.2%, 6/15/2004	210,000	215,334
5.45%, 6/15/2007	340,000	374,666
Lancaster, Pennsylvania, Sewer Authority, RB, ETM, 6.0%, 4/1/2012	90,000	102,330
Mifflin County, Pennsylvania, Hospital Authority, RB, RADIAN, 5.45%, 7/1/2008	205,000	228,110
Montgomery County, Pennsylvania, GO, ETM, 9.0%, 8/15/2004	40,000	42,485
Mount Lebanon, Pennsylvania, Hospital Authority, RB, ETM, 7.0%, 7/1/2006	125,000	134,223
Pennsylvania Delaware River Port Authority, RB, ETM, 6.5%, 1/15/2011	110,000	127,329

22

Pennsylvania Higher Educational Facilities Authority, College & University Revenue, University of the Arts, RB, RADIAN, 5.5%, 3/15/2013	800,000	857,576
Pennsylvania Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, RB, Series A, MBIA, 5.4%, 11/15/2007	350,000	387,142
Pennsylvania Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, RB, Series C, MBIA, 5.875%, 11/15/2018	1,450,000	1,620,549
Pennsylvania Higher Educational Facility, Allegheny Delaware Valley Obligation, RB, Series A, MBIA:
5.6%, 11/15/2009	2,510,000	2,814,664
5.7%, 11/15/2011	2,215,000	2,471,320
Pennsylvania Higher Educational Facility, Gwynedd Mercy College, RB, 5.0%, 11/1/2008	530,000	558,185
Pennsylvania Higher Educational Facility, University of the Arts, RB, RADIAN:
4.75%, 3/15/2005	125,000	125,323
4.85%, 3/15/2006	200,000	200,476
5.1%, 3/15/2009	230,000	230,354
Pennsylvania Higher Educational Facility, Ursinus College, RB, 5.4%, 1/1/2006	190,000	205,523
Pennsylvania Housing Finance Agency, Single Family Mortgage, RB, Series 64, AMT, 0.0%, 4/1/2030 (b)	1,575,000	1,223,838
Pennsylvania Housing Finance Agency, Single Family Mortgage, RB, Series 65A, AMT, 4.6%, 10/1/2008	145,000	155,104
Philadelphia, Pennsylvania, Airport Revenue, RB, AMT, FGIC, 5.375%, 6/15/2012	2,600,000	2,788,994
Philadelphia, Pennsylvania, Authority for Industrial Development, Arbor House Inc. Project, RB, Series E, 6.1%, 7/1/2033	1,400,000	1,340,766
Philadelphia, Pennsylvania, Authority for Industrial Development, Rieder House Project, RB, Series A, 6.1%, 7/1/2033	1,240,000	1,187,536
Philadelphia, Pennsylvania, Authority for Industrial Development, Saligman House Project, RB, Series C, 6.1%, 7/1/2033	1,160,000	1,110,920
Philadelphia, Pennsylvania, Authority for Industrial Development, Simpson Housing Project:
5.0%, 8/15/2009	240,000	244,217
5.0%, 8/15/2010	290,000	289,829
5.1%, 8/15/2011	240,000	237,372
Philadelphia, Pennsylvania, Hospital & Higher Education Authority, Centralized Comprehensive Human Services, RB, Series A, 6.125%, 1/1/2013	3,335,000	3,361,380
Philadelphia, Pennsylvania, Hospital & Higher Education Authority, Health System, RB, Series A, FHA, 5.375%, 1/1/2028	2,645,000	2,719,139
Philadelphia, Pennsylvania, Hospitals & Higher Education Authority, RB, ACA, 6.2%, 5/1/2011	1,550,000	1,583,403
Philadelphia, Pennsylvania, Industrial Development Authority, Elmira Jefferies Memorial Home, RB, FHA, 4.75%, 2/1/2008	255,000	270,012
Philadelphia, Pennsylvania, Industrial Development Authority, Jeanes Physicians’ Office, RB, Series A, 9.375%, 7/1/2010	480,000	480,528
Philadelphia, Pennsylvania, Redevelopment Authority, First Lien Mortgage, Series A, 6.5%, 1/1/2029	669,200	689,490
Philadelphia, Pennsylvania, Redevelopment Authority, Multi-Family Housing Revenue, Pavilion Apartments Project, RB, Series B, AMT, 6.0%, 10/1/2023	2,080,000	2,007,325
Philadelphia, Pennsylvania, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, RB, HUD, 5.45%, 2/1/2023	735,000	749,457
Pittsburgh, Pennsylvania, Urban Redevelopment Authority, RB, Series C, AMT, FNMA/GNMA, 5.95%, 10/1/2029	130,000	134,196
Pottsville, Pennsylvania, Hospital Authority, Pottsville Hospital & Warne Clinic, RB, 5.5%, 7/1/2018	665,000	588,013
Scranton-Lackawanna Counties, Pennsylvania, Health & Welfare Authority, RB, 6.625%, 4/15/2007	100,000	100,408
Scranton-Lackawanna Counties, Pennsylvania, University of Scranton Project, RB, AMBAC, 5.15%, 11/1/2011	250,000	275,468
Williamsport, Pennsylvania, Multi-Family Housing Authority, RB, Series A, MBIA/FHA, 5.25%, 1/1/2015	1,145,000	1,190,216

		45,687,066

Rhode Island 0.8%
Rhode Island Industrial Facilities Corp., Industrial Development Revenue, Building Authority Program, RB, AMT:
5.25%, 4/1/2011	230,000	241,210
5.3%, 4/1/2012	245,000	253,702
5.35%, 4/1/2013	265,000	273,692
5.4%, 4/1/2014	65,000	66,827
5.5%, 4/1/2019	305,000	307,013
5.6%, 4/1/2024	380,000	379,248
Rhode Island Industrial Facilities Corp., Economic Development Revenue, Building Authority Program, RB, LOC, 5.75%, 7/15/2013	125,000	124,988
Rhode Island Industrial Facilities Corp., Economic Development Revenue, Building Authority Program, RB, LOC, 7.0%, 7/15/2028	1,670,000	1,693,730
Rhode Island Industrial Facility Corp., Crystal Thermoplastics Project, Series A, AMT, 6.9%, 8/1/2014	285,000	293,721

		3,634,131

23

South Carolina 2.6%
Columbia, South Carolina, Waterworks & Sewer Systems, RB, ETM, 7.75%, 1/1/2011	3,875,000	4,648,256
South Carolina Economic Jobs Development, Westminster Presbyterian, RB, Series A, 5.125%, 11/15/2008	448,000	467,174
South Carolina Housing Finance & Development Authority, Bryton Point Apartments Project, Mandatory Put @ 100, FNMA, 5.7%, 6/1/2005 (c)	2,290,000	2,342,647
South Carolina Housing Finance & Development Authority, Hunting Ridge Apartments, RB, Mandatory Put @ 100, AMT, 6.75%, 6/1/2007 (c)	755,000	773,928
South Carolina Housing Finance & Development Authority, Westbury Plantation, RB, FHA, 6.05%, 7/1/2027	320,000	323,382
South Carolina Job Economic Development, Anderson Project, RB, Series A:
5.125%, 8/1/2027	250,000	239,548
5.25%, 8/1/2032	250,000	243,113
5.375%, 8/1/2043	500,000	478,960
South Carolina Job Economic Development, Caterpillar Inc. Project, RB, AMT, 5.05%, 6/1/2008	500,000	524,975
South Carolina Jobs Economic Development Revenue Authority, Ebenezer Nursing, RB, GNMA, 6.9%, 1/20/2037	1,295,000	1,427,932

		11,469,915

South Dakota 0.0%
South Dakota Housing Development Authority, Homeownership Mortgage, RB, Series A, 5.5%, 5/1/2010	80,000	80,000

Tennessee 3.5%
Greeneville, Tennessee, Health & Education Facility Board, Southern Advent Hospital, RB, ETM, 8.7%, 10/1/2009	260,000	315,416
Memphis, Tennessee, Health, Education, & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, RB, Series A, MBIA, 5.4%, 7/1/2010	465,000	510,686
Nashville & Davidson Counties, Tennessee, Health & Education Facilities Board, Homes Inc. Project, RB, Series A, 7.25%, 6/20/2036	5,870,200	6,535,587
Nashville & Davidson Counties, Tennessee, Health & Education Facilities Board, Homes Inc. Project, RB, Series A, Prerefunded @ 105, 9.0%, 10/1/2022 (e)	185,000	235,644
Nashville & Davidson Counties, Tennessee, Health & Education Facilities Board, Modal Health, RB, RADIAN, 5.5%, 5/1/2023	585,000	603,024
Nashville & Davidson Counties, Tennessee, Health & Education Facilities Board, Open Arms Care Corp., RB, RADIAN, 5.1%, 8/1/2016	1,000,000	1,022,590
Nashville & Davidson Counties, Tennessee, Health & Education Facility Revenue Board, Multi-Family Housing, RB, Mandatory Put @ 100, FNMA, 5.2%, 2/1/2006 (c)	1,610,000	1,726,178
Nashville & Davidson Counties, Tennessee, Multi-Family Housing, Welch Bend Apartments, RB, Series A, Mandatory Put @ 100, FNMA, 5.5%, 1/1/2007 (c)	1,600,000	1,690,272
Nashville & Davidson Counties, Tennessee, Multi-Family Housing, Beechwood Terrace, RB, Series A, GNMA, 6.625%, 3/20/2036	240,000	262,908
Shelby County, Tennessee, Health Educational & Housing Facility Board, Methodist Health Systems, RB, MBIA, 5.2%, 8/1/2013	1,340,000	1,446,208
Shelby County, Tennessee, Multi-Family Housing, Windsor Apartments, RB, Series A, RADIAN:
6.5%, 10/1/2007	825,000	835,313
6.75%, 10/1/2017	370,000	374,625
Shelby County, Tennessee, Public Improvements, GO, Series B, 5.25%, 11/1/2006	10,000	11,035

		15,569,486

Texas 13.0%
Bexar County, Texas, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, RB, MBIA, 5.8%, 1/1/2031	200,000	207,406
Bexar County, Texas, Multi-Family Housing Revenue, Perrin Square Project, Series A, RB, GNMA, 6.55%, 12/20/2034	2,855,000	3,046,999
Bexar County, Texas, Multi-Family Housing Revenue, Stablewood Farms, RB, GNMA, 6.25%, 7/20/2043	6,750,000	7,386,997
Bryon, Texas, Higher Education Authority, Allen Academy Project, RB, Series A:

24

6.5%, 12/1/2006	170,000	181,750
7.3%, 12/1/2016	1,315,000	1,543,534
Capital Area, Texas, Housing Finance Corp., IDK Partners II Trust, Series A, 6.5%, 11/1/2019	337,791	338,899
Del Rio, Texas, GO, RADIAN:
5.55%, 4/1/2011	45,000	47,844
5.65%, 4/1/2013	95,000	100,222
5.75%, 4/1/2016	45,000	47,082
5.75%, 4/1/2017	185,000	192,807
6.5%, 4/1/2010	95,000	105,756
7.5%, 4/1/2004	145,000	148,628
7.5%, 4/1/2008	95,000	113,425
7.5%, 4/1/2009	145,000	170,126
Denison, Texas, Hospital Authority, Texoma Medical Center, RB, ETM, 7.125%, 7/1/2008	85,000	96,436
Grand Prairie, Texas, Municipal Utilities, Water & Sewer Revenue, GO, ACA, 6.5%, 4/1/2012	1,000,000	1,115,230
Harris County, Texas, Municipal Utilities District 368, Water & Sewer Revenue, GO, RADIAN:
5.5%, 9/1/2025	780,000	808,197
5.5%, 9/1/2026	825,000	855,542
5.625%, 9/1/2027	875,000	916,808
5.625%, 9/1/2028	925,000	968,799
5.625%, 9/1/2029	730,000	764,171
5.625%, 9/1/2030	1,035,000	1,082,786
Heart of Texas Housing Finance Corp., Multi-Family Housing Revenue, RB, GNMA, 7.4%, 9/20/2035	1,000,000	1,089,660
Houston, Texas, Housing Finance Corp., RB, Series A-2, 0.0%, 6/1/2014 (b)	1,380,000	627,941
Houston, Texas, Housing Finance Corp., RB, Series A-1, 8.0%, 6/1/2014	25,000	25,100
Houston, Texas, Housing Finance Corp., Newport Apartments Project, RB, AMT, GNMA, 5.3%, 2/20/2014	705,000	743,838
Houston, Texas, Sewer Systems, RB, ETM, 6.375%, 10/1/2008	240,000	269,758
Jefferson County, Texas, Health Facilities Development Corp., Baptist Hospitals, RB, AMBAC / FHA, 5.2%, 8/15/2021	425,000	439,114
Lewisville, Texas, Combination Contract Revenue, GO, ACA:
5.625%, 9/1/2017	3,545,000	3,735,012
5.875%, 9/1/2022	4,685,000	4,906,319
North Texas, Health Facilities Development Corp., United Regional Health Care Systems Project, RB, MBIA, 5.0%, 9/1/2014	5,750,000	6,074,874
Northeast, Texas, Hospital Authority, RB, ETM, 8.0%, 7/1/2008	425,000	491,530
Odessa, Texas, Housing Finance Corp., Single Family Mortgage, RB, Series A, FNMA, 8.45%, 11/1/2011	291,998	297,107
Panhandle, Texas, Regional Housing Finance Corp., Single Family Mortgage, RB, Series A, AMT, GNMA, 7.5%, 5/1/2024	185,000	185,977
Robstown, Texas, Electric Light & Power Revenue, RB:
6.0%, 12/1/2003	100,000	100,358
6.0%, 12/1/2004	100,000	100,356
6.0%, 12/1/2005	100,000	100,346
6.0%, 12/1/2006	100,000	100,350
Southeast, Texas, Housing Finance Corp., Residual Revenue Capital Appreciation, RB, 0.0%, 9/1/2017 (b)	2,130,000	1,007,384
Tarrant County, Texas, Health Facility, South Central Nursing, RB, Series A, MBIA/FHA/GNMA:
5.5%, 9/20/2042	1,579,000	1,623,101
6.0%, 1/1/2037	170,000	187,621
6.85%, 9/20/2030	2,891,000	3,268,044
Tarrant County, Texas, Housing Finance Corp. Revenue, Multi-Family Housing, RB, GNMA, 6.95%, 3/20/2039	4,312,000	4,853,328
Tarrant County, Texas, Housing Finance Corp., Multi-Family Housing, Summit Project, RB, Series A, Mandatory Put @ 100, FNMA, 5.08%, 9/1/2007 (c)	1,510,000	1,585,289
Tarrant County, Texas, Multi-Family Housing Revenue, Lost Spurs Apts., RB, GNMA, 6.75%, 9/20/2020	772,000	871,835
Texarkana, Texas, Housing Finance Corp., Summerhill, RB, Series A, GNMA, 5.55%, 1/20/2007	110,000	110,729
Texas Department Housing & Community Affairs, Single Family Revenue, RB, Series E, 6.0%, 9/1/2017	890,000	935,168
Texas Gulf Coast Waste Disposal Authority, Champion International Corp., RB, AMT, 6.875%, 12/1/2028	2,900,000	2,963,945

		56,933,528

25

Utah 1.1%
Hilldale, Utah, GO, 7.5%, 12/15/2003	60,000	60,135
Intermountain Power Agency, Utah, Power Supply Revenue, RB, Series A, ETM, MBIA, 6.15%, 7/1/2014	800,000	897,360
Provo City, Utah, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, RB, GNMA, 6.0%, 7/20/2008	265,000	273,300
Utah Housing Finance Agency, Single Family Mortgage, RB, AMT:
5.25%, 7/1/2012	125,000	132,440
5.4%, 7/1/2020	1,110,000	1,135,595
Utah Housing Finance Agency, Single Family Mortgage, RB, Series A-2, AMT, 5.4%, 7/1/2016	365,000	376,118
Utah Housing Finance Agency, Single Family Mortgage, RB, Series A-2, Class III, AMT, 5.05%, 7/1/2012	245,000	255,743
Utah Housing Finance Agency, Single Family Mortgage, RB, Series B-2, AMT, 5.25%, 7/1/2011	245,000	257,260
Utah Housing Finance Agency, Single Family Mortgage, RB, Series C, Class III, 6.25%, 7/1/2014	450,000	461,952
Utah Housing Finance Agency, Single Family Mortgage, RB, Series F-1, Class I, 5.5%, 7/1/2016	160,000	163,186
Utah Housing Finance Agency, Single Family Mortgage, Series A-2, AMT, 5.2%, 7/1/2011	215,000	219,973
Utah Housing Finance Agency, Sub-Single Family Mortgage, RB, AMBAC, 5.85%, 7/1/2007	90,000	95,441
Weber County, Utah, Municipal Building Authority, RB, RADIAN, 6.75%, 12/15/2004	685,000	709,729

		5,038,232

Vermont 0.3%
Vermont Education & Health Building Finance Authority, Norwich University Project, RB:
5.0%, 7/1/2006	275,000	291,305
5.0%, 7/1/2007	310,000	329,921
5.75%, 7/1/2013	525,000	546,671

		1,167,897

Virginia 0.9%
Chesterfield County, Virginia, Industrial Development Authority, Multi-Family Housing, Winchester Greens, RB, Standby LOC:
5.0%, 7/1/2014	170,000	177,157
5.2%, 7/1/2019	135,000	138,332
Newport News, Virginia, Industrial Development Authority, Mennowood Communities, RB, Series A, GNMA, 7.25%, 8/1/2016	850,000	925,115
Richmond, Virginia, Metro Expressway Authority, RB, ETM, AMBAC, 7.0%, 10/15/2013	2,040,000	2,439,737
Suffolk, Virginia, Redevelopment and Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, RB, ACA, 5.25%, 10/1/2018	160,000	163,632

		3,843,973

Washington 4.2%
Grays Harbor County, Washington, Public Utility District Number 1, RB, ETM, 5.375%, 1/1/2006	130,000	135,481
King County, Washington, Housing Authority, Housing Revenue, Vashon Community Care Center, RB, Series A, GNMA, 7.25%, 9/20/2042	5,000,000	5,755,250
Quinault Indian Nation, Washington, Entertainment Revenue, RB, ACA, 5.8%, 12/1/2015	300,000	317,271
Seattle, Washington, Light & Power Revenue, RB, FSA, 5.5%, 3/1/2019	4,820,000	5,243,196
Seattle, Washington, Low Income Housing Assistance Authority, Kin on Project, RB, Series A, GNMA, 7.4%, 11/20/2036	1,132,000	1,316,154
Spokane, Washington, Housing Authority, Valley 206 Apartments, RB, Series A, 5.625%, 4/1/2028	755,000	661,320
Spokane, Washington, Housing Authority, Valley 206 Apartments, RB, Series B, LOC, 5.75%, 4/1/2028	385,000	360,576
Washington Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, RB, RADIAN, 5.85%, 7/1/2012	1,000,000	1,106,900
Washington Housing Finance Commission, Convention Deferred Interest, RB, Series 4A, AMT, FNMA/GNMA, 0.0%, 12/1/2020 (b)	2,275,000	1,707,137
Washington Housing Finance Commission, Nonprofit Housing Revenue, Presbyterian Ministries, RB, Series A, ACA:
5.1%, 1/1/2014	995,000	1,004,442
5.3%, 1/1/2019	840,000	830,281

		18,438,008

26

West Virginia 0.4%
Beckley, West Virginia, Nursing Facility, Beckley Healthcare Corp. Project, RB, Standby LOC:
5.55%, 9/1/2008	190,000	193,145
5.7%, 9/1/2009	150,000	151,607
Harrison County, West Virginia, CMO, Series B, AMBAC, 0.0%, 10/20/2010 (b)	1,598,738	978,252
Marshall County, West Virginia, Capital Appreciation, RB, MBIA, 0.0%, 5/1/2014 (b)	478,000	214,287

		1,537,291

Wisconsin 2.1%
Oshkosh, Wisconsin, Hospital Facility, Mercy Medical Center, RB, Prerefunded @ 100, 7.375%, 7/1/2009 (d)	110,000	121,763
Shell Lake, Wisconsin Nursing Home Revenue, Terraceview Living, RB, GNMA, 5.3%, 9/20/2018	1,135,000	1,145,794
Whitewater, Wisconsin Waterworks Systems Mortgage, RB, 7.5%, 7/1/2016	185,000	212,276
Wisconsin Clean Water Revenue, Series 1, RB, 5.0%, 6/1/2010	300,000	328,704
Wisconsin Health & Educational Facilities, Revenue Authority, RB, ACA, 6.0%, 5/15/2016	1,000,000	1,068,950
Wisconsin Health & Educational Facilities, Sister Sorrowful Mothers, RB, Series A, MBIA:
5.1%, 8/15/2007	850,000	938,332
5.3%, 8/15/2009	890,000	969,842
Wisconsin Health & Educational Facilities, Viterbo College Inc. Project, RB, LOC:
5.25%, 2/1/2004	110,000	110,959
5.4%, 2/1/2005	95,000	98,967
5.75%, 2/1/2012	390,000	405,237
6.0%, 2/1/2017	405,000	417,340
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, RB, Series C, FHA, 6.25%, 9/1/2017	1,315,000	1,330,136
Wisconsin Housing & Economic Development Authority, Housing Revenue, RB, MBIA, 5.8%, 11/1/2013	1,580,000	1,613,180
Wisconsin Housing & Economic Development Authority, RB, Series B, AMT, 4.95%, 9/1/2009	305,000	325,417

		9,086,897

Wyoming 0.1%
Teton County, Wyoming, St. John’s Hospital, RB, ACA, 5.0%, 12/1/2003	250,000	250,703
Wyoming Community Development Authority, RB, Series 5, AMT, 5.7%, 12/1/2007	145,000	151,045

		401,748

Total Municipal Investments (Cost $419,223,769)		432,189,090

Scudder Municipal Bond Fund	Shares	Value ($)
Cash Equivalents 1.5%
Provident Institutional Municipal Cash Fund 0.85% (e) (Cost $6,795,759)	6,795,759	6,795,759

Total Investment Portfolio - 100.0% (Cost $426,019,528) (a)		438,984,849

(a)	The cost for federal income tax purposes was $426,020,893. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $12,963,956. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,423,163 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,459,207.
(b)	Zero Coupon Security.
(c)	Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Investment Portfolio.
(d)	Prerefunded Security. The prerefunded date is shown as the maturity date on the Investment Portfolio.
(e)	Rate disclosed is the current yield at October 31, 2003.

27

The following abbreviations are used in portfolio descriptions:

AMT	Income from security may be subject to alternative minimum tax
COP	Certificate of Participation
CMO	Collateralized Mortgage Obligations
ETM	Escrowed to Maturity
GO	General Obligation
LOC	Letter of Credit
RB	Revenue Bond
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The following organizations have provided underlying credit support for the securities as defined in the Investment Portfolio.

ACA	American Capital Access
AMBAC	AMBAC Assurance Corp.
AXA	AXA Reinsurance Company
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FHLB	Federal Home Loan Board
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
GNMA	Government National Mortgage Association
HUD	Housing & Urban Development
MBIA	Municipal Bond Investors Assurance
RADIAN	RADIAN Asset Assurance Incorporated

The accompanying notes are an integral part of the financial statements.

Scudder Short-Term Municipal Bond Fund	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
Alabama 0.3%
Alabama, Senior Care Revenue, Special Care Finance Authority, RB, ETM, 5.0%, 11/1/2005	655,000	677,440
Auburn, Alabama, GO, 4.85%, 11/1/2011	866,692	868,009
Auburn, Alabama, Industrial Development Revenue Board, Auburn Hotel Ltd. Project, RB, Prerefunded @ 103, Series A, AMT, 8.5%, 12/1/2005 (e)	560,000	654,080
Auburn, Alabama, Industrial Development Revenue Board, Auburn Hotel Ltd. Project, RB, Series A, ETM, AMT, 8.0%, 12/1/2004	200,000	214,106
Auburn, Alabama, Industrial Development Revenue, Industrial Development Board, RB, Series A, AMT: 8.25%, 12/1/2009	95,000	110,497
8.75%, 12/1/2015	25,000	29,322
Jacksonville, Alabama, Hospital Building Authority Revenue, RB, ETM, 7.25%, 4/1/2004	245,000	251,326

		2,804,780

Alaska 0.7%
Alaska Housing Finance Corp., RB, MBIA, 6.0%, 12/1/2015	1,245,000	1,248,561
Alaska, Public Housing Revenue, Housing Finance Corp., RB, Series A, 5.4%, 12/1/2013	2,185,000	2,257,324
Palmer, Alaska, Hospital & Health Care Revenue, Valley Hospital Association, RB, RADIAN, 5.0%, 12/1/2008	2,250,000	2,420,662

		5,926,547

28

American Samoa 0.1%
Territory of American Samoa, GO, ACA, 6.0%, 9/1/2007	780,000	873,288

Arizona 3.7%
Arizona Health Facilities, Authority Hospital System Revenue Refunding, RB, ETM, MBIA, 6.25%, 9/1/2011	505,000	535,770
Casa Grande, Arizona, Industrial Development Authority, Multi-Family Housing Revenue, Quail Gardens Apartments, RB, Series A, FNMA, 1.1%, 6/15/2031 (d)	235,000	235,000
Maricopa County, Arizona, Industrial Development Authority, Lutheran Hospital & Homes, RB, ETM, 6.75%, 12/1/2003	80,000	80,383
Maricopa County, Arizona, Industrial Development Authority, Phoenix West Prison Project, RB, Series B, ACA, 4.0%, 7/1/2004 (g)	260,000	260,169
Maricopa County, Arizona, Industrial Development Authority, Samaritan Health Services, RB, ETM, MBIA, 7.15%, 12/1/2004	1,115,000	1,153,623
Maricopa County, Arizona, Samaritan Health Service, RB, ETM, 6.75%, 1/1/2004	80,000	80,766
Maricopa County, Arizona, Industrial Development Authority, Single Family Mortgage Revenue, RB, Series 2B, AMT, GNMA/FNMA/FHLMC, 5.55%, 3/1/2028	395,000	423,468
Mesa, Arizona, Industrial Development Revenue, Industrial Development Authority, 144A, 7.25%, 10/15/2004	5,000,000	5,168,200
Phoenix, Arizona, Multi-Family Housing Revenue, Industrial Development Authority, RB, AMT, FGIC, 5.625%, 7/1/2013	125,000	135,254
Phoenix, Arizona, Multi-Family Housing Revenue, Industrial Development Authority, RB, Series B, GNMA: 3.65%, 10/20/2007 (g)	500,000	504,545
4.75%, 10/20/2014 (g)	1,385,000	1,368,643
Pima County, Arizona, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013	3,010,000	3,137,112
Snowflake, Arizona, Sales & Special Tax Revenue, 4.0%, 7/1/2013	655,000	630,772
Tucson, Arizona, Multi-Family Housing Revenue, Industrial Development Authority, RB, Series A, FNMA, 1.05%, 1/15/2032 (d)	18,185,000	18,185,000
University of Arizona, University Revenues System, RB, 5.9%, 6/1/2006	1,000,000	1,048,160

		32,946,865

Arkansas 1.7%
Arkansas Development Finance Authority, Single Family Mortgage Revenue, RB, Series A, FHA, 8.0%, 8/15/2011	190,000	192,383
Chicot County, Arkansas, Sales & Special Tax Revenue, Sales & Use Tax, RB, AMBAC, 4.15%, 7/1/2026	750,000	679,395
Little Rock, Arkansas, Residential Housing & Public Facility Board, RB, Series B, 0.0%, 7/15/2011 (b)	170,000	100,076
Malvern, Arkansas, Sales & Special Tax Revenue, RB, AMBAC: 2.375%, 9/1/2014	275,000	274,967
3.375%, 9/1/2013	150,000	151,199
3.625%, 9/1/2012	250,000	253,325
Rogers, Arkansas, Sales & Special Tax Revenue, Series A, RB, FGIC, 4.125%, 9/1/2023	13,555,000	13,553,779
Springdale, Arkansas, Residential Housing & Healthcare Facility Board, RB, Series A, FNMA, 7.65%, 9/1/2011	65,049	72,049

		15,277,173

California 10.7%
Abag, California, Finance Authority for Nonprofit Corp., Amber Court Associates, RB, FNMA, 1.05%, 12/15/2032 (d)	5,500,000	5,500,000
Abag, California, Finance Authority for Nonprofit Corp., American Baptist Homes, COP, Series A, 5.5%, 10/1/2007	190,000	195,434
Arlington Community Hospital Corp., California Revenue, RB, ETM, 8.0%, 6/1/2004	30,000	31,214
California Statewide Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Projects, RB, FNMA:
4.25%, 7/1/2012	625,000	624,969
5.25%, 7/1/2022	2,630,000	2,638,337
California Statewide Communities Development Authority, Multi-Family Housing Revenue, Quail Ridge Apartments, RB, Series E1, FNMA:
4.25%, 7/1/2012	415,000	414,979
5.25%, 7/1/2022	2,000,000	2,006,340
California Statewide Communities Development Authority, Multi-Family Housing Revenue, RB, AMT, FNMA, 4.7%, 10/15/2012	1,185,000	1,239,818

29

California Statewide Communities Development Authority, Multi-Family Housing Revenue, RB, FNMA:
4.5%, 1/1/2006 (g)	235,000	238,426
5.0%, 1/1/2004 (g)	25,000	25,044
5.0%, 1/1/2004 (g)	75,000	75,107
California Water Resource Development, GO, Series Q, 5.1%, 3/1/2008	170,000	170,292
California, Higher Education Revenue, Public Works Board High Technology, RB, Series A, 7.75%, 8/1/2006	60,000	65,759
California, Hospital & Healthcare Revenue, Abag Finance for Nonprofit Corporations, COP, 5.125%, 7/1/2013	3,500,000	3,516,415
California, Housing Finance Agency, RB, Series M, AMT, MBIA, 4.85%, 8/1/2027	385,000	387,587
California, Multi-Family Housing Revenue, RB, Series A, AMT, FNMA, 1.06%, 9/15/2033 (d)	1,550,000	1,550,000
California, Single Family Housing Revenue, Housing Finance Agency, RB, Series D-2, AMT, FHA, 0.0%, 2/1/2019 (b)	2,165,000	917,809
California, Single Family Housing Revenue, Housing Finance Agency, RB, Series R, AMT, 4.4%, 8/1/2024	580,000	583,312
California, Single Family Housing Revenue, Mortgage Finance Authority, RB, AMT, GNMA, 6.75%, 3/1/2029	1,265,000	1,290,933
California, Single Family Housing Revenue, Mortgage Finance Authority, RB, Series A, 5.25%, 12/1/2024 (g)	2,453,000	2,479,321
California, Single Family Housing Revenue, Mortgage Finance Authority, RB, Series B, AMT, GNMA, 7.75%, 9/1/2026	122,000	122,495
California, Single Family Housing Revenue, Mortgage Finance Authority, RB, Series C, 6.75%, 3/1/2024 (g)	3,906,677	4,118,458
California, Single Family Housing Revenue, RB, Series N, AMT, FSA, 5.15%, 8/1/2018	3,535,000	3,652,680
California, State REV Lease, Statewide Communities Development Corp., COP, 5.0%, 10/1/2005	180,000	184,043
California, State GO: 4.0%, 12/1/2004	2,000,000	2,051,760
4.25%, 11/1/2006	250,000	264,598
4.4%, 9/1/2004	500,000	511,620
4.45%, 12/1/2005	500,000	506,055
4.5%, 9/1/2005	250,000	262,023
4.55%, 12/1/2006	200,000	213,792
4.6%, 12/1/2005	2,500,000	2,639,150
5.0%, 3/1/2005	4,495,000	4,688,240
5.0%, 12/1/2005	4,240,000	4,512,293
5.0%, 6/1/2006	1,500,000	1,606,680
5.0%, 10/1/2007	1,425,000	1,548,220
5.0%, 2/1/2008	600,000	648,840
5.25%, 10/1/2004	700,000	723,275
5.25%, 3/1/2005	1,000,000	1,046,270
5.25%, 10/1/2005	2,400,000	2,553,864
5.25%, 3/1/2007	575,000	624,427
5.5%, 9/1/2005	1,000,000	1,066,030
5.5%, 10/1/2005	300,000	320,640
6.0%, 10/1/2006	100,000	110,616
6.2%, 9/1/2005	775,000	835,907
6.25%, 9/1/2004	500,000	519,240
6.25%, 6/1/2006	415,000	457,479
6.3%, 9/1/2006	100,000	111,187
6.3%, 10/1/2006	620,000	691,046
6.3%, 10/1/2007	4,015,000	4,555,098
6.5%, 9/1/2006	200,000	223,466
6.5%, 2/1/2007	500,000	561,585
6.75%, 6/1/2006	2,000,000	2,229,720
6.75%, 4/1/2007	500,000	568,105
7.0%, 6/1/2005	1,400,000	1,513,568
7.0%, 4/1/2006	335,000	373,307
7.0%, 10/1/2006	1,325,000	1,502,881

30

7.0%, 2/1/2009	500,000	588,315
7.1%, 6/1/2005	1,000,000	1,082,670
7.2%, 4/1/2005	500,000	538,030
California, State GO, Community College District, Series A, COP, 7.625%, 10/1/2005	405,000	430,373
California, Water & Sewer Revenue, Water Department, RB, Series L, 5.25%, 12/1/2005	100,000	103,225
Carlsbad, California, Multi-Family Housing Revenue, RB, Series A, AMT, 3.7%, 2/1/2013	640,000	633,357
Foster City, California, Public Housing Revenue, Community Development Agency Tax Allocation, 6.75%, 9/1/2020	1,305,000	1,435,644
Hayward, California, Multi-Family Housing Revenue, Bay Apartment Communities, RB, Series A, FNMA, 1.07%, 6/15/2025 (d)	2,600,000	2,600,000
Los Angeles, California, Multi-Family Housing Revenue, RB, AMT, GNMA, 4.35%, 11/20/2012	720,000	723,737
Los Angeles, California, Public Facility Corp., RB, ETM, 5.4%, 8/1/2007	100,000	107,727
Orange County, Multi-Family Housing Revenue, Apartment Development, RB, 1.05%, 11/1/2009 (d)	2,400,000	2,400,000
Placer County, California, Water Agency, Middle Fork Project, RB, 3.75%, 7/1/2012	280,000	280,406
Rohnert Park, California, Multi-Family Housing Revenue, RB, GNMA, 1.05%, 6/15/2025 (d)	2,600,000	2,600,000
San Diego, California, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, RB, Series C, AMT, FNMA, 5.1%, 11/1/2013	1,275,000	1,343,047
San Diego, California, Sales & Special Tax Revenue, Regional Transmission Community Sales, RB, Series A, ETM, 6.0%, 4/1/2008	1,280,000	1,430,413
Simi Valley, California, Multi-Family Housing Revenue, Meadowood Village Apartments, RB, Mandatory Put @ 100, FNMA, 5.4%, 2/1/2008 (c)	700,000	745,213
Southern California, Electric Revenue, Public Power Authority, RB, 7.0%, 7/1/2009	300,000	315,345
Taft, California, Core City GO Lease, Public Funding Authority, Series A, RB, 5.95%, 1/1/2011	1,750,000	1,903,860
Vista, California, Multi-Family Housing, Pepperwood Apartments Project, RB, Series A, Mandatory Put @ 100, FNMA, 5.7%, 6/1/2005 (c)	2,305,000	2,358,290

		93,689,406

Colorado 5.1%
Adams County, Colorado, Multi-Family Housing Revenue, RB, Series A, FNMA, 1.05%, 1/15/2014 (d)	6,250,000	6,250,000
Arapahoe County, Colorado, Public Housing Revenue Rent Housing, Hunters Run, RB, FHLMC, 1.05%, 8/1/2031 (d)	15,700,000	15,700,000
Aurora, Colorado, Industrial Development Revenue, RB, Series A, 5.375%, 12/1/2011	365,000	370,895
Aurora, Colorado, Single Family Mortgage Revenue, RB, Series A, 7.3%, 5/1/2010	40,000	40,153
Central Platte Valley, Colorado, Core City GO, Metropolitan District, Series A, Mandatory Put @ 100, 5.0%, 12/1/2009 (c)	1,750,000	1,901,148
Colorado Health Facilities Authority Revenue, Vail Valley Medical Center, RB, ACA, 6.6%, 1/15/2020	400,000	413,316
Colorado Housing & Finance Authority, Multi-Family Housing Program, RB, Series C, AMT, 3.95%, 10/1/2008	800,000	835,528
Colorado Housing & Finance Authority, Multi-Family Housing Program, RB, FNMA, 1.05%, 2/15/2028 (d)	1,515,000	1,515,000
Colorado Housing & Finance Authority, Single Family Housing Program, RB, Series B, 4.625%, 11/1/2005	10,000	10,000
Colorado, Core City GO, 4.625%, 12/1/2013	85,000	85,228
Colorado, Housing & Finance Authority, Single Family Housing Revenue, RB, Series B, 4.875%, 4/1/2007	105,000	106,683
Colorado, Single Family Housing Revenue, Housing & Finance Authority, RB, AMT, MBIA: 5.0%, 5/1/2032	3,000,000	3,112,770
5.2%, 12/1/2005	725,000	766,376
Colorado, Single Family Housing Revenue, Housing & Finance Authority, RB, Series A-2, AMT, 7.25%, 5/1/2027	630,000	650,897
Colorado, Sports, Expo & Entertainment Revenue, GO, RADIAN:
Series A, 5.625%, 12/15/2016	500,000	536,365
Series B, 5.625%, 12/15/2016	1,250,000	1,340,913
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, MBIA, 4.9%, 9/1/2010	4,500,000	4,882,320
Colorado, Water & Sewer Revenue, Metropolitan District, RB, Series B, Mandatory Put @ 100, 5.45%, 12/1/2004 (c)	250,000	259,615
Denver, Colorado, City and County Single Family Mortgage Revenue, RB, AMT, GNMA, 0.0%, 8/1/2029 (b)	15,125,000	3,312,678
Dove Valley, Colorado, County GO, Metropolitan District, Mandatory Put @ 100, 2.875%, 11/1/2004 (c)	205,000	208,530
El Paso County, Colorado, Public Housing Revenue, RB, Series A, AMT, GNMA, 4.1%, 12/20/2012	600,000	609,076
Pueblo County, Colorado, COP, 6.25%, 12/1/2010	1,460,000	1,611,592

		44,519,083

31

Connecticut 3.7%
Bridgeport, Connecticut, Core City GO, Series B, 2.1%, 1/15/2004 (g)	16,685,000	16,689,170
Connecticut Health & Educational Facilities, Lutheran General Health Care System, RB, ETM, 7.25%, 7/1/2004	20,000	20,688
Mashntucket, Connecticut, Western Pequot Tribe, RB, Series A, Prerefunded @ 101, 144A, 6.4%, 9/1/2007 (e)	9,085,000	10,350,450
Stamford, Connecticut, Multi-Family Housing Revenue, Housing Authority, RB, AMT, 4.75%, 12/1/2028	5,125,000	5,347,989

		32,408,297

Delaware 0.6%
Delaware Economic Development Authority Revenue, Osteopathic Hospital Association of Delaware, RB, Prerefunded @ 102, 9.5%, 7/1/2004 (e)	2,200,000	2,339,985
Delaware Economic Development Authority Revenue, Delmarva Power & Light Co., RB, Mandatory Put @ 100, AMT, 5.65%, 7/1/2010 (c)	825,000	870,317
Delaware, Health Facilities Authority, RB, Series B, Prerefunded @ 101, MBIA, 6.5%, 10/1/2006 (e)	1,875,000	2,117,963
Delaware, Single Family Housing Revenue, Housing Authority, RB, Series A, AMT, 5.3%, 1/1/2026	410,000	422,616

		5,750,881

District of Columbia 1.2%
District of Columbia Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, RB, AMT, GNMA, 5.2%, 2/20/2009	300,000	321,117
District of Columbia Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, RB, AMT, FHA, 5.6%, 11/1/2010	1,135,000	1,249,204
District of Columbia, Higher Education Revenue, RB, AMBAC, 5.75%, 10/1/2016	5,985,000	6,596,846
District of Columbia, Sales & Special Tax Revenue, Convention Center Authority, RB, 5.25%, 10/1/2014	2,500,000	2,716,450

		10,883,617

Florida 3.9%
Brevard County, Florida, Health Facility Revenue Authority, Courtenay Springs Village, RB, ETM, 7.375%, 11/15/2004	190,000	196,063
Brevard County, Florida, Housing Finance Authority, Homeowner Mortgage Revenue, RB, Series B, GNMA, 6.5%, 9/1/2022	536,000	573,295
Brevard County, Florida, Multi-Family Housing Revenue, RB, Series A, Mandatory Put @ 100, FNMA, 6.9%, 2/1/2007 (c)	2,540,000	2,687,269
Broward County, Florida, Water & Sewer Revenue, RB, Prerefunded @ 100, 6.875%, 9/1/2006 (e)	165,000	183,275
Dade County, Florida, Port Authority Revenue, RB, Series C, Prerefunded @ 100, 5.5%, 4/1/2007 (e)	305,000	322,980
Dade County, Florida, Single Family Housing Revenue, Housing Financial Authority, RB, Series B-1, GNMA/FNMA, 6.1%, 4/1/2027	131,879	141,419
Daytona Beach, Florida, Water & Sewer Revenue, RB, Series 1978, ETM, 6.75%, 11/15/2007	140,000	161,441
Florida Board of Public Education, GO, Series C, ETM, 6.0%, 5/1/2004	1,000,000	1,005,000
Florida Board of Public Education, GO, ETM, 6.2%, 5/1/2006	500,000	502,500
Florida Housing Finance Agency, Multi-Family Housing Revenue, RB, 5.5%, 11/1/2005	160,000	160,035
Florida Housing Finance Agency, Single Family Mortgage, RB, AMT, GNMA/FNMA:
Series A, 6.55%, 7/1/2014	570,000	588,212
Series B, 6.55%, 7/1/2017	365,000	375,158
Florida, Multi-Family Housing Revenue, RB, 7.0%, 12/1/2024	2,500,000	2,509,600
Florida, Multi-Family Housing Revenue, Housing Finance Corp. RB, Series I-A, FHLMC, 1.05%, 7/1/2031 (d)	2,000,000	2,000,000
Hillsborough County, Florida, Port District Revenue, Second Lien, RB, MBIA:
0.0%, 12/1/2008 (b)	1,565,000	1,162,607
0.0%, 6/1/2010 (b)	1,565,000	1,063,965
0.0%, 12/1/2012 (b)	1,365,000	800,491
Hillsborough County, Florida, RB, MBIA, 0.0%, 6/1/2012 (b)	1,215,000	733,896
Hillsborough County, Florida Utility Refunding Revenue, RB, ETM, MBIA, 9.75%, 12/1/2003	265,000	266,913
Jacksonville, Florida, Electric Revenue, Electric Authority, RB, Series 3-B, 4.2%, 10/1/2009	6,000,000	6,032,760
Miami-Dade County, Florida, Public Housing Revenue, RB, FSA, 3.9%, 12/1/2008 (g)	250,000	252,575
North Miami, Florida, Water & Sewer Revenue, RB, 5.3%, 8/1/2005	750,000	764,010
Orange County, Florida, Housing Finance Authority, Multi-Family Revenue, Palm Grove, RB, Series H, FNMA, 3.5%, 1/1/2006 (g)	100,000	100,788

32

Orange County, Florida, Housing Finance Authority, Multi-Family Revenue, Sun Lake Apartments Project, RB, Series B, Mandatory Put @ 100, FNMA, 5.375%, 11/1/2005 (c)	315,000	320,727
Pinellas County, Florida, Single Family Housing Revenue, Housing Authority, RB, FSA, 4.6%, 12/1/2010	7,580,000	7,857,883
Tampa, Florida, RB, ETM, 5.75%, 12/1/2007	2,750,000	3,006,988
Tampa, Florida, Water & Sewer, RB, ETM, 0.0%, 10/1/2005 (b)	135,000	130,739

		33,900,589

Georgia 6.7%
Atlanta, Georgia, Urban Residential Finance Authority, Multi-Family Revenue, COP, Mandatory Put @ 100, LOC, 4.0%, 10/1/2006 (c)	15,335,000	15,765,453
Atlanta, Georgia, Urban Residential Finance Authority, Multi-Family Revenue, Shamrock Garden Apartments Project, RB, AMT, FNMA, 5.1%, 10/1/2006	365,000	380,348
Augusta-Richmond County, Georgia, Coliseum Revenue Authority, RB, ETM, 6.3%, 2/1/2010	270,000	304,376
Canton, Georgia, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, RB, AMT, FNMA, 4.9%, 3/1/2008	350,000	374,483
Chatham County, Georgia, Hospital & Healthcare Revenue, RB, AMBAC, 5.25%, 1/1/2016	250,000	266,438
Clayton County, Georgia, Multi-Family Housing Revenue, RB, 1.05%, 7/1/2032 (d)	5,900,000	5,900,000
Cobb County, Georgia, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, RB, Mandatory Put @ 100, FNMA, 4.75%, 3/1/2012 (c)	2,940,000	3,021,938
Conyers, Georgia, Multi-Family Housing Revenue, RB, 5.6%, 10/1/2039	2,165,000	2,177,860
Conyers, Georgia, Multi-Family Housing Revenue, Housing Authority, RB, Series I-A, 5.95%, 10/1/2039	1,000,000	1,023,470
Decatur, Georgia, Industrial Development Revenue, Downtown Development Authority, RB, 5.15%, 11/1/2008	2,175,000	2,202,057
Dekalb County, Georgia, Industrial Development Authority, RB, LOC, 5.4%, 11/1/2003	65,000	65,000
DeKaulb County, Georgia, Multi-Family Housing Revenue, Multi-Family Housing, RB, Series A, Mandatory Put @ 100, FNMA, 4.55%, 12/1/2008 (c)	250,000	262,555
Douglas County, Georgia, Housing Authority Multi-Family Housing Revenue, Millwood Park Apartments, RB, AMT, FNMA, 5.1%, 1/1/2009	320,000	340,141
Fulton County, Georgia, Housing Authority, Single Family Mortgage, RB, Series A, AMT, GNMA, 6.2%, 3/1/2013	30,000	30,016
Fulton County, Georgia, Multi-Family Housing Revenue, Multifamily Housing, RB, Series B, 1.05%, 10/1/2025 (d)	140,000	140,000
Marietta, Georgia, Housing Authority Multi-Family Housing Revenue, Ridge Point Apartments Project, RB, Series A, Mandatory Put @ 100, FNMA, 5.7%, 6/1/2005 (c)	2,630,000	2,691,489
Marietta, Georgia, Housing Authority Multi-Family Housing Revenue, Wood Knoll, Gables Realty LP, RB, Mandatory Put @ 100, 4.75%, 7/1/2004 (c)	4,275,000	4,338,612
Roswell, Georgia, Multi-Family Housing Revenue, Multi-Family Housing Authority, RB, FNMA, 1.05%, 11/15/2032 (d)	19,080,000	19,080,000

		58,364,236

Idaho 0.8%
Bingham County, Idaho, Industrial Development Revenue, Industrial Development Corporations Idaho Supreme Potatoes, Inc., RB, AMT: 4.95%, 11/1/2003	240,000	240,000
5.05%, 11/1/2004	260,000	268,557
Idaho Falls, Idaho, Electric Revenue, Electric, RB, ETM, 10.25%, 4/1/2006	190,000	213,856
Idaho Housing Agency, Single Family Mortgage, RB, Class I, AMT:
5.35%, 7/1/2021	300,000	309,294
5.45%, 7/1/2021	230,000	238,285
5.5%, 7/1/2021	300,000	309,501
5.6%, 7/1/2021	250,000	260,698
5.85%, 7/1/2020	370,000	387,871
Idaho Housing Agency, Single Family Mortgage, RB, Class III, AMT:
5.1%, 7/1/2023	300,000	298,065
5.15%, 7/1/2023	1,000,000	1,014,730
5.4%, 7/1/2021	225,000	232,328
5.95%, 7/1/2021	1,125,000	1,215,516

33

Idaho Housing Agency, Single Family Mortgage, RB, AMT:
Series G-2, 5.75%, 7/1/2021	80,000	85,445
Series G-2, 5.8%, 7/1/2020	500,000	522,865
Series E, 5.95%, 7/1/2020	400,000	421,380
Series B-2, 6.5%, 7/1/2025	115,000	115,695
Idaho Housing Agency, Single Family Mortgage, RB, Class III, AMT, Sub Series H-2, FHA:
5.1%, 7/1/2020	385,000	395,060
5.85%, 1/1/2014	515,000	554,295

		7,083,441

Illinois 5.2%
Chicago, Illinois, Core City GO, Tax Increment, Series A, ACA, 6.25%, 11/15/2013	500,000	559,895
Chicago, Illinois, Multi-Family Housing Revenue, RB, AMT, GNMA, 4.95%, 6/1/2005	140,000	146,369
Chicago, Illinois, Single Family Mortgage Revenue, RB, GNMA/FHLMC: 6.0%, 4/1/2026 (d)	2,050,000	2,190,159
6.3%, 9/1/2029	1,360,000	1,409,286
6.35%, 9/1/2029 (d)	785,000	847,219
Chicago, Illinois, Transportation/Tolls Revenue, Skyway Toll Bridge, RB, MBIA, 5.375%, 1/1/2016	3,320,000	3,618,966
East St. Louis, Illinois, Multi-Family Housing Revenue, RB, Series A, MBIA, 5.875%, 1/1/2006	60,000	61,410
Elgin, Illinois, Core City Go, 6.0%, 1/1/2013	1,000,000	1,147,190
Huntley, Illinois, Project Revenue, Installment Contract, RB, 5.85%, 12/1/2015	1,670,000	1,904,151
Huntley, Illinois, Sales & Special Tax Revenue, RB: 7.75%, 3/1/2028	5,530,000	5,915,939
7.75%, 3/1/2029	5,025,000	5,412,779
Series A, 6.45%, 3/1/2028	6,053,000	6,245,546
Illinois Health Facilities Authority Revenue, Midwest Physician Group Ltd. Project, RB, ETM, 7.5%, 11/15/2004	25,000	25,943
Illinois Health Facilities Authority Revenue, RB, Series A, FSA, 7.6%, 8/15/2010	506,000	523,482
Illinois Health Facilities Authority, Midwest Group Ltd., RB, ACA, 5.375%, 11/15/2008	2,360,000	2,606,927
Illinois Health Facilities Revenue Authority, Community Hospital of Ottawa Project, RB, 6.75%, 8/15/2014	300,000	309,138
Illinois Industrial Development Finance Authority, Rayner & Rinn-Scott Project, RB, AMT, LOC: 5.7%, 6/1/2004	170,000	173,528
6.35%, 6/1/2015	195,000	208,049
Illinois Industrial Development Finance Authority, RB, Mandatory Put @ 100, AMBAC, 3.05%, 2/1/2008 (c)	600,000	611,610
Illinois Onterie Center Housing Finance Corp., Onterie Center Project, RB, MBIA / FHA: 7.0%, 7/1/2012	2,780,000	2,826,204
7.05%, 7/1/2027	1,000,000	1,008,270
Illinois Toll Highway Authority, RB, Prerefunded @ 100, 6.75%, 7/1/2006 (e)	257,000	281,603
Illinois, Health Facilities Authority Revenue, RB, 5.25%, 11/15/2013	1,000,000	1,085,270
Illinois, Health Facilities Revenue Authority, Ravenswood Hospital Medical Center Project, RB, ETM, 7.25%, 8/1/2006	90,000	98,480
Illinois, Higher Education Revenue, Development Financial Authority, RB, Series B, 4.625%, 5/15/2006	540,000	568,269
Illinois, Higher Education Revenue, Educational Facilities Authority, RB, Series A, 2.5%, 3/1/2004	150,000	150,555
McCook, Illinois, Hospital & Healthcare Revenue, RB, Mandatory Put @ 100, 5.1%, 12/1/2004 (c)	780,000	782,145
Normal, Illinois, Multi-Family Housing Revenue, Multifamily, RB, FNMA, 3.75%, 12/1/2013	1,775,000	1,774,059
Northern Illinois University, RB, ETM, 7.125%, 4/1/2005	135,000	141,865
Palatine County, Illinois, Tax Increment Revenue, Dundee Road Redevelopment Project, Tax Allocation Bond, AMBAC, 5.25%, 1/1/2017	1,500,000	1,526,250
Rockford, Illinois, Hospital Facility Revenue, Swedish-Amern Hospital Association, RB, ETM, 7.25%, 4/1/2004	165,000	169,275
Urbana, Illinois, Residential Mortgage Revenue, RB, ETM, 7.3%, 9/1/2006	1,540,000	1,624,315

		45,954,146

Indiana 3.6%
Fort Wayne, Indiana, Hospital Revenue Authority, Parkview Memorial Hospital, RB, ETM, 6.5%, 1/1/2005	330,000	340,976

34

Gary, Indiana, Special Tax, RADIAN: 3.25%, 2/1/2009	1,000,000	999,250
4.0%, 2/1/2008	740,000	776,623
Indiana Bond Bank Revenue, State Revolving Fund Program, RB, 6.0%, 2/1/2016	1,650,000	1,701,414
Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Improvements Project, RB, MBIA, 6.4%, 5/1/2012	2,000,000	2,060,600
Indiana Health Facility Financing Authority, Hospital Revenue, Union Hospital Inc., RB, MBIA, 5.125%, 9/1/2018	6,000,000	6,136,680
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	3,018,017
Indiana Transportation Finance Authority, Airport Facilities Lease Revenue, RB, Series A, 6.5%, 11/1/2007	960,000	973,094
Indiana, Transportation/Tolls Revenue, Toll Finance Authority, RB, 5.0%, 7/1/2014	1,000,000	1,000,570
Indianapolis, Indiana, Industrial Economic Development Authority, Knob in the Woods Project, RB, Mandatory Put @ 100, AMT, FNMA, 6.375%, 12/1/2004 (c)	2,735,000	2,845,986
Indianapolis, Indiana, Industrial Economic Development Authority, RB, FNMA, 5.4%, 12/1/2004	210,000	213,767
Indianapolis, Indiana, Local Public Improvement, RB, ETM, 7.9%, 2/1/2007	370,000	402,889
Jasper, Indiana, Hospital & Healthcare Revenue, Hospital Authority Facility, RB, RADIAN, 3.4%, 11/1/2007	1,470,000	1,522,905
Lawrence, Indiana, Multi-Family Housing Revenue, Pinnacle Apartments Project, RB, Mandatory Put @ 100, AMT, FNMA, 5.15%, 1/1/2008 (c)	2,965,000	3,124,280
Lawrence, Indiana, Multi-Family Housing Revenue, Series A, 3.0%, 7/1/2004	1,425,000	1,426,140
Michigan City, Indiana, Area Schools Participation Certificates, COP, AMBAC, 5.8%, 6/15/2004	1,290,000	1,307,789
Northwest Allen, Indiana, Building Corp., First Mortgage, RB, MBIA, 5.5%, 6/1/2015	1,730,000	1,860,805
Porter County, Indiana, Hospital & Healthcare Revenue, Porter Memorial Hospital, RB, FGIC, 5.4%, 6/1/2007	1,060,000	1,084,645
Tipton, Indiana, School District GO, School Building Corp., FSA, 5.55%, 7/15/2012	335,000	379,237
Vigo County, Indiana, Hospital Authority, RB, ETM, 6.875%, 4/1/2004	55,000	56,337
Wells County, Indiana, Hospital Authority Revenue, RB, ETM, 7.25%, 4/1/2009	215,000	242,864

		31,474,868

Iowa 0.0%

Muscatine, Iowa, Electric Revenue, RB, ETM, 6.5%, 1/1/2004	110,000	111,008

Kansas 1.4%
Kansas City, Kansas, Hospital Revenue, RB, ETM, 7.5%, 6/1/2004	65,000	67,438
Kansas City, Kansas, Multi-Family, Rainbow Heights Apartments, RB, FNMA, 4.95%, 12/1/2007	1,090,000	1,124,531
Lenexa, Kansas, Multi-Family Housing Revenue, RB, Series A, FNMA, 1.05%, 2/1/2023 (d)	8,155,000	8,155,000
Prairie Village, Kansas, Multi-Family Housing Revenue, Series PJ, 1.05%, 11/1/2030 (d)	300,000	300,000
Shawnee, Kansas, Multi-Family Housing Revenue, Prairie Lakes Apartments, RB, AMT, FNMA, 4.35%, 2/1/2013	1,270,000	1,279,754
Wellington, Kansas, Water & Sewer Revenue, Electric Waterworks and Sewer, Utility System, RB, AMBAC, 7.05%, 5/1/2006	775,000	840,178
Wichita, Kansas, Hospital Revenue, RB, ETM: 6.0%, 7/1/2004	105,000	108,457
7.0%, 3/1/2006	330,000	351,067

		12,226,425

Kentucky 0.4%
Kentucky Rural Economic Development Authority, Whiting Manufacturing Project Co., RB, Optional Put @ 100, AMT, LOC, 5.5%, 12/1/2004 (d) (f)	800,000	802,160
Kentucky, Multi-Family Housing Revenue, Section Eight Assisted Projects, RB, MBIA, 5.4%, 1/1/2009	45,000	45,068
Kentucky, Turnpike Authority, Prerefunded, RB, 5.5%, 7/1/2007 (e)	80,000	86,975
Kentucky, Water & Sewer Revenue, Rural Water, RB, 1.2%, 10/1/2006	2,300,000	2,299,448
Louisville, Kentucky, Multi-Family Housing Revenue, RB, FNMA, 5.15%, 7/1/2009	70,000	75,273

		3,308,924

35

Louisiana 1.5%
Jefferson, Louisiana, Hospital & Healthcare Revenue, Hospital Service, Subject to Crossover Refunding @ 100, RB, FGIC, 5.25%, 12/1/2005	1,000,000	1,061,340
Louisiana Health Education Authority, Alton Ochsner Medical Foundation Issue-A, RB, ETM, 8.75%, 5/1/2005	240,000	256,946
Louisiana Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, RB, ETM, 7.875%, 7/1/2009	270,000	314,871
Calcasieu Parish, Louisiana, Single Family Housing Revenue, Single Family Mortgage, RB, Series A, GNMA, FNMA, 6.05%, 4/1/2032	2,540,000	2,677,795
Louisiana, State Revenue Lease, Military Department, RB, 4.6%, 5/1/2023	4,950,000	4,821,053
Louisiana, Transportation/Tolls Revenue, RB, Prerefunded @ 100, 6.125%, 5/1/2005 (e)	2,736,428	2,939,526
Orleans, Louisiana, Water & Sewer Revenue, Levee District, RB, FSA, 5.95%, 11/1/2015	710,000	792,374

		12,863,905

Maine 5.5%
BFL Funding IV LLC, 144A, 5.95%, 3/1/2010 (g)	1,882,291	1,965,808
BFL Funding VI LLC, AMBAC, 144A, 4.0%, 4/1/2008 (g)	44,390,185	44,552,653
Bucksport, Maine, Solid Waste Disposal Revenue, Champ International Corp. Project, RB, 6.25%, 5/1/2010	440,000	445,320
Maine Finance Revenue Authority, Electronic Rate Stabilization, RB, AMT, FSA, 5.2%, 7/1/2018	955,000	991,080
Maine Hospital & Healthcare Revenue, RB, ETM, 6.625%, 9/1/2005	15,000	15,613

		47,970,474

Maryland 1.9%
Anne Arundel County, Maryland, Multi-Family Housing Revenue, RB, Series A, MBIA, 5.875%, 7/1/2011	160,000	162,981
Montgomery County, Maryland, Multi-Family Housing Revenue, RB, 1.05%, 11/1/2007 (d)	12,350,000	12,350,000
Prince Georges County, Maryland, Multi-Family Housing Revenue, Housing Authority, RB, Series A, 5.4%, 3/20/2005	110,000	112,505
Prince Georges County, Maryland, Public Housing Revenue, Medical Housing Authority, RB, Series A, GNMA, AMT: 3.9%, 8/20/2012	515,000	524,651
5.6%, 12/1/2034	750,000	796,320
Prince Georges County, Maryland, Single Family Housing Revenue, RB, AMT, GNMA/FNMA/FHLMC, 7.4%, 8/1/2032	2,340,000	2,357,222

		16,303,679

Massachusetts 0.7%
Dartmouth, Massachusetts, Housing Development Corp., CrossRoads Apartments, RB, Series A, MBIA / FHA, 4.85%, 7/1/2009	390,000	391,143
Massachusetts Airport Revenue, Port Authority, RB, Series B, FSA, 5.25%, 7/1/2014	1,385,000	1,472,143
Massachusetts Development Finance Agency, Curry College, RB, Series A, ACA:
4.1%, 3/1/2004	45,000	45,374
4.6%, 3/1/2009	100,000	105,754
Massachusetts Development Finance Agency, Northern Berkshire Community College, RB, Series A, ACA:
5.75%, 8/15/2008	400,000	447,780
5.75%, 8/15/2009	400,000	448,172
5.75%, 8/15/2010	450,000	496,607
Massachusetts Health and Educational Facilities Authority Revenue, RB, Series C, MBIA-IBC, 7.375%, 7/1/2008	60,000	60,305
Massachusetts Higher Education Revenue, Curry College, RB, Series A, ACA, 3.875%, 3/1/2015	770,000	737,568
Massachusetts Hospital & Healthcare Revenue, Health & Educational Facilities Authority, RB, Series A, 5.625%, 7/1/2014	250,000	261,813
Massachusetts Hospital & Healthcare Revenue, Health & Educational Facilities, Series B, RB, 5.25%, 7/1/2008	250,000	255,518
Massachusetts Housing Finance Agency, Residential Development, RB, FNMA, 6.8%, 11/15/2012	255,000	258,200
Massachusetts, Industrial Finance Agency, Ames Safety Envelope Co., RB, AMT, LOC, 5.91%, 9/1/2005 (d)	55,000	58,006
Massachusetts, Industrial Finance Agency, Nashoba Brooks School Project, Prerefunded @ 102, 8.0%, 9/1/2004 (e)	390,857	418,678
Massachusetts, Single Family Housing Revenue, RB, AMT, 6.25%, 12/1/2028	695,000	715,113

		6,172,174

Michigan 1.3%
Detroit, Michigan, State GO, Series B, 6.375%, 4/1/2007	1,000,000	1,062,220
Detroit, Michigan, Water Supply System, RB, ETM, FGIC, 6.25%, 7/1/2012	185,000	190,602
Detroit, Michigan, Water Supply, RB, ETM, 8.875%, 1/1/2005	875,000	918,435
Michigan Higher Education Revenue, Higher Education Student Loan Authority, RB, Series XVII-I, AMT, AMBAC, 2.95%, 3/1/2008	1,000,000	1,004,030

36

Michigan Hospital & Healthcare Revenue, Hospital Financial Authority, RB, Series B, Mandatory Put @ 100, 5.05%, 11/15/2004 (c)	500,000	519,155
Michigan Hospital Finance Authority Revenue, St. Joseph Mercy Hospital Project, RB, ETM, 7.0%, 7/1/2005	195,000	206,714
Michigan Housing Development Authority, Multi-Family Revenue, RB, GNMA, 5.2%, 8/20/2005 (g)	29,000	29,755
Michigan Housing Development Authority, Parkway Meadows Project, RB, FSA, 6.625%, 10/15/2006	1,105,000	1,145,741
Michigan Multi-Family Housing Revenue, Housing Development Authority, RB, FNMA, 1.08%, 8/15/2032 (d)	4,155,000	4,155,000
Michigan Strategic Fund Limited, Obligation Revenue, Ford Motor Co., RB, 7.1%, 2/1/2006	125,000	134,435
Michigan Strategic Fund Limited, Obligation Revenue, Friendship Associates, RB, Series A, GNMA, 3.8%, 6/20/2005 (g)	410,000	414,449
Michigan Strategic Fund Limited, Obligation Revenue, United Jewish Project, RB, LOC, 5.75%, 1/1/2012	1,800,000	1,785,978

		11,566,514

Minnesota 0.6%
Cambridge, Minnesota, Mortgage Revenue, Health Care Center, RB, Series A, GNMA, 5.4%, 11/20/2005	130,000	134,697
Minnesota Higher Education Facilities Authority Revenue, Carleton College, RB, 5.625%, 3/1/2007	155,000	157,213
Minnesota, Multi-Family Housing Revenue, RB, AMT, FHA, 4.7%, 1/1/2038	880,000	820,054
Minnesota, Single Family Housing Revenue, Housing Finance Agency, RB, 5.2%, 1/1/2017	2,425,000	2,523,310
Monticello, Minnesota, School District #882, GO, MBIA, 5.4%, 2/1/2015	1,500,000	1,595,760
St. Paul, Minnesota, Port Authority, Hospital Revenue, RB, ETM, 7.75%, 7/1/2004	125,000	130,546

		5,361,580

Mississippi 0.5%
Corinth & Alcorn County, Mississippi, Magnolia Regional Health Center, RB, Series A, 5.0%, 10/1/2008	1,725,000	1,819,513
Mississippi Business Finance Corp., Landau Uniforms Project, RB, AMT, LOC:
5.8%, 9/1/2004	260,000	263,341
5.9%, 9/1/2005	265,000	268,373
Mississippi Business Finance Corp., Wesley Manor Retirement Community, RB, GNMA, 6.4%, 11/20/2007 (g)	20,000	21,544
Mississippi Single Family Housing Revenue, RB, AMT, GNMA/FNMA, 6.3%, 6/1/2031	1,505,000	1,581,574

		3,954,345

Missouri 3.8%
Brentwood, Missouri, Tax Increment Revenue, RADIAN, 4.7%, 4/1/2019	475,000	478,933
Des Peres, Missouri, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	1,975,000	1,905,875
Jackson County, Hospital & Healthcare Revenue, St. Joseph Hospital, RB, ETM, 7.5%, 6/1/2010	1,495,000	1,742,931
Kansas City, Missouri, Core City GO, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	112,594
Kansas City, Missouri, Individual Development Authority, Multi-Family Housing Revenue, RB, FHLMC, 1.05%, 11/1/2030 (d)	20,150,000	20,150,000
Kansas City, Missouri, Individual Development Authority, Multi-Family Housing Revenue, RB, FHLMC,
Kansas City, Missouri, Individual Development Authority, Multi-Family Housing, Jazz Hill Homes Project, RB, Series B, AMT, GIC, 4.75%, 1/1/2005	2,000,000	1,991,140
Missouri Development Finance Board, Greater St. Louis Project, RB, LOC, 4.9%, 9/1/2010	685,000	727,367
Missouri Housing Development Community, Single Family Mortgage, RB, AMT, GNMA:
6.625%, 12/1/2017	120,000	120,491
7.45%, 9/1/2031	605,000	634,306
Missouri Housing Development Community, Single Family Mortgage, RB, Series C, GNMA, 6.55%, 9/1/2028	390,000	410,764
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series B, ACA, 4.6%, 3/1/2007 (g)	590,000	599,021
Missouri, Single Family Housing Revenue, Housing Development, RB, Series B-2, AMT, GNMA/FNMA, 5.75%, 3/1/2019	20,000	20,490
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage Revenue, Series A-2, GNMA/FNMA, 7.3%, 3/1/2028	1,460,000	1,503,858
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage Revenue, RB, Series C, AMT, GNMA/FNMA, 7.25%, 9/1/2026	780,000	798,829
St. Charles County, Missouri, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, RB, AMT, LOC, 5.4%, 11/15/2016	1,480,000	1,480,607
St. Louis County, Missouri, Multi-Family Housing Revenue, Industrial Development Authority, RB, 5.2%, 11/15/2029	400,000	405,516

37

St. Louis County, Missouri, Single Family Mortgage, RB, AMBAC, 9.25%, 10/1/2016	60,000	60,626
St. Louis, Missouri, Public Housing Revenue, Industrial Development Authority, Maryville Gardens Associates, RB, Series B, GNMA, 5.3%, 12/20/2012 (g)	215,000	216,838
St. Louis, Missouri, Public Housing Revenue, Industrial Development Authority, St. Raymond Apartments Associates, RB, Series B, GNMA, 5.3%, 12/20/2012 (g)	210,000	211,178

		33,571,364

Montana 0.3%
Great Falls, Montana, Multi-Family Housing Revenue, RB, Mandatory Put @100, AMT, 4.9%, 1/1/2008 (c)	1,975,000	2,077,206
Montana Higher Education Assistance, RB, Series C, AMT, 5.95%, 12/1/2012	615,000	623,296

		2,700,502

Nebraska 0.6%
Clay County, Nebraska, Industrial Development Revenue, Hybrids Cooperative Project, RB, AMT, LOC, 4.75%, 3/15/2009	1,000,000	1,041,040
Fillmore County, Nebraska, Industrial Development Revenue, Omalley Grain Inc. Project, RB, AMT, LOC: 4.2%, 12/1/2003	155,000	155,298
4.3%, 12/1/2004	150,000	153,602
4.4%, 12/1/2005	170,000	177,099
4.5%, 12/1/2006	175,000	182,851
4.6%, 12/1/2007	185,000	191,751
4.7%, 12/1/2008	190,000	195,561
Nebhelp Inc., Nebraska, Student Loan Program, RB, MBIA, AMT, 5.875%, 6/1/2014	1,580,000	1,589,322
Nebraska Investment Finance Authority, Multi-Family Housing, Old Cheney Apartments, RB, Series A, Mandatory Put @ 100, FNMA, 5.5%, 12/1/2005 (c)	1,440,000	1,472,630

		5,159,154

Nevada 1.6%
Clark County, Nevada, Industrial Development Revenue, Nevada Power Company, RB, AMBAC, 7.2%, 10/1/2022	6,630,000	6,974,760
Humboldt County, Nevada, Pollution Control Revenue, Idaho Power Co. Project, RB, 8.3%, 12/1/2014	810,000	838,836
Nevada Housing Division, Multi Unit Housing Revenue, RB, Series A, AMT, FNMA, 6.45%, 10/1/2004	35,000	35,321
Nevada Housing Division, Multi Unit Housing Revenue, RB, Series B-1, 5.25%, 10/1/2017	1,685,000	1,760,859
Nevada Housing Division, Multi Unit Housing Revenue, RB, Series C-2, AMT, 5.2%, 4/1/2030	800,000	812,632
Nevada Housing Division, Single Family Mortgage, RB, Series A, AMT, 5.15%, 10/1/2014	190,000	194,053
Nevada, GO, Series A, 5.6%, 7/15/2006	1,000,000	1,039,540
Nevada, Single Family Housing Revenue, Housing Division, RB, Series A-2, AMT, 5.2%, 10/1/2018	1,325,000	1,376,967
Washoe, Nevada, Housing Finance Corp., Multi-Family Revenue, Golden Apartments II, RB, MBIA / FHA, 6.875%, 7/1/2021	40,000	40,200
Washoe, Nevada, Public Safety Training, COP, AMBAC, 4.875%, 9/1/2010	1,055,000	1,124,145

		14,197,313

New Hampshire 0.7%
New Hampshire Higher Educational & Health Authority, River College, 4.65%, 1/1/2004	125,000	125,594
New Hampshire Higher Educational & Health Facilities Revenue Authority, Elliot Hospital Manchester, RB, ETM, 6.7%, 10/1/2004	10,000	10,043
New Hampshire Higher Educational & Health Facilities Revenue Authority, Kendal at Hanover Issue, RB, LOC, 5.8%, 10/1/2012	1,000,000	1,003,560
New Hampshire Higher Educational & Health Facilities Revenue Authority, St. Anselm College, RB, 6.375%, 7/1/2023	2,205,000	2,237,391
New Hampshire Housing Finance Authority, RB, AMT, LOC, 6.125%, 1/1/2018	90,000	90,071
New Hampshire Housing Finance Authority, Single Family Housing Revenue, RB, 4.4%, 7/1/2023 (g)	2,260,000	2,282,690

		5,749,349

New Jersey 0.5%
Keansburg, New Jersey, Elderly Housing Mortgage Revenue, RB, HUD Section 8, 5.625%, 3/1/2011	400,000	410,036
Livingston, New Jersey, School District Revenue, Board of Education, COP, 144A, 3.8%, 8/1/2014	1,339,259	1,327,527
New Jersey Transportation Corp., Capital Grant Anticipation Notes, RB, Series A, AMBAC, 4.5%, 2/1/2004	1,250,000	1,253,588
New Jersey, Higher Education Revenue, Educational Facilities Authority, RB, Series G, 4.875%, 7/1/2004	280,000	284,805

38

New Jersey, State GO, Educational Facilities Authority Revenue, RB, Series B, 5.0%, 7/1/2008	1,060,000	1,137,846
New Jersey, State GO, Woodbridge Turnpike Fire District, 3.125%, 7/1/2005	145,000	147,754

		4,561,556

New Mexico 0.9%
Albuquerque, New Mexico, Class B-2, CMO, FGIC, 0.0%, 5/15/2011 (b)	565,000	316,745
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, RB, AMT, 6.5%, 1/1/2018	690,300	721,184
New Mexico, Student Loans Revenue, RB, Series IV-B, 7.45%, 3/1/2010	2,130,000	2,236,521
New Mexico, Student Loans Revenue, Educational Assistance, RB, Series IV-A1, AMT, 6.7%, 3/1/2006	4,415,000	4,483,521

		7,757,971

New York 1.3%
Albany, New York, Multi-Family Housing Revenue, Industrial Development Agency Housing Revenue, RB, Series B, AMT, FNMA, 4.5%, 1/15/2015	1,420,000	1,446,227
Hempstead, New York, Higher Education Revenue, RB, 4.2%, 2/1/2008	240,000	251,822
New York Dormitory Authority Revenues, Capital Appreciation, RB, Series C, FSA A, 5.0%, 6/1/2010	1,135,000	1,183,623
New York Dormitory Authority Revenues, St. Luke’s Roosevelt Hospital, RB, Series A, FHA, 4.8%, 8/15/2005	150,000	152,133
New York, New York, Higher Education Revenue, Dormitory Authority, Series A, RB, 5.25%, 5/15/2013	585,000	635,257
New York, New York, Hospital & Healthcare Revenue, Dormitory Authority, RB, 5.25%, 7/1/2012	3,000,000	3,190,800
New York, New York, Series 2002-B, 7.5%, 2/1/2006	1,135,000	1,167,518
New York, New York, Series C, ETM, 7.25%, 2/1/2006	1,000,000	1,014,760
New York, New York, State GO, Series B, 7.5%, 2/1/2004	1,080,000	1,092,582
New York, Port Authority Revenue, Port Authority Special Obligation Revenue, RB, Series 6, AMT, MBIA, 6.0%, 12/1/2006	740,000	820,867
New York, Sports, Expo & Entertainment Revenue, Dorm Authority, RB, Series C, 0.0%, 7/1/2004 (b)	280,000	277,794

		11,233,383

North Carolina 0.7%
Fayetteville, North Carolina, Water & Sewer Revenue, Public Works Commission, RB, FGIC, 4.75%, 3/1/2014	5,300,000	5,302,756
Mecklenburg County, North Carolina, Multi-Family Housing Revenue, RB, FNMA, 3.5%, 1/1/2012	550,000	537,730

		5,840,486

North Dakota 0.0%
Minot, North Dakota, Health Care Facilities, RB, ETM, 6.5%, 9/1/2007	125,000	137,558

Ohio 1.9%
Bowling Green, Ohio, Multi-Family Revenue, Village Apartments, RB, GNMA, 4.75%, 9/20/2011	320,000	334,717
Cleveland, Ohio, Airport Systems Revenue, RB, Series C, FGIC, 7.95%, 1/1/2004 (g)	5,000	5,051
Cleveland, Ohio, Sales & Special Tax Revenue, RB, 6.5%, 9/15/2014	135,000	137,817
Cuyahoga County, Ohio, Individual Development Revenue, Chippewa, RB, FHA, 6.6%, 8/1/2015	250,000	256,650
Cuyahoga County, Ohio, Multi-Family Housing Revenue, RB, Series A, AMT, GNMA, 3.6%, 10/20/2013	2,105,000	2,007,917
Dayton, Ohio Hospital Revenue, Good Samaritan, RB, ETM, 6.0%, 12/1/2005	260,000	271,791
Franklin County, Ohio, Multi-Family Revenue, Lincoln Park Project, RB, AMT, GNMA, 5.65%, 4/20/2013	385,000	408,331
Greene County, Ohio, Higher Education Revenue, Ohio University, RB, Series B, ACA, 5.0%, 9/1/2004 (g)	95,000	95,737
Lima, Ohio, Hospital & Healthcare Revenue, RB, ETM, 7.5%, 11/1/2006	315,000	343,508
Lorain County, Ohio, Hospital Finance Authority, Humility Of Mary Health Care, RB, Series A, Prerefunded @ 100, 5.9%, 6/15/2005 (e)	4,520,000	4,627,440
Lucas County, Ohio, Northgate Apartments, RB, Series A, MBIA, 5.35%, 7/1/2010	270,000	275,648
Lucas County, Ohio, Riverside Hospital Project, RB, ETM, 6.95%, 8/1/2004	10,000	10,437
Lucas County, Ohio, Mercy Hospital Project, RB, ETM, 6.0%, 9/1/2004	190,000	195,088
Mason, Ohio, Health Care Facilities, MCV Health Care Facilities Project, RB, GNMA, 5.25%, 2/20/2020	45,000	46,184
Middletown, Ohio, Improvement Revenue, RB, ETM, 6.375%, 4/1/2006	45,000	48,017
Ohio Building Authority, Astro Instrumentation LLC, RB, AMT: 5.0%, 6/1/2015	485,000	486,164

39

5.45%, 6/1/2022	660,000	660,125
Ohio Housing Finance Agency, Single Family Mortgage, RB, Series A, BIGI, 5.75%, 4/1/2016	305,000	308,355
Ohio Public Housing Revenue, Capital Corp for Housing Mortgage Revenue, RB, Series A, FHA, 5.55%, 8/1/2024	1,110,000	1,111,499
Ohio Water Development Authority, Akron Ohio Project, RB, ETM, 8.0%, 12/1/2004	170,000	176,480
Ohio Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, RB, ETM, 6.375%, 6/1/2007	45,000	49,210
Ohio, Higher Education Revenue, Higher Educational Facilities, 2.3%, 11/15/2006	250,000	251,898
Ohio, Industrial Development Revenue, Economic Development, RB, 4.5%, 3/1/2010 (g)	3,935,000	3,942,672
Ohio, Industrial Development Revenue, Economic Development, RB, Series 4, 6.15%, 12/1/2005	145,000	153,593
Ohio, Industrial Development Revenue, Economic Development, RB, Series 4, AMT, 6.2%, 6/1/2006	150,000	158,135
Ohio, Multi-Family Housing Revenue, Housing Mortgage, RB, Series D, FHA, 4.8%, 8/1/2011	100,000	100,052
Ohio, Water & Sewer Revenue, RB, ETM, AMBAC, 7.25%, 12/1/2008	610,000	688,751

		17,151,267

Oklahoma 0.4%
Bryan County, Oklahoma, Economic Development Revenue Authority, Single Family Mortgage, RB, Series A, 8.6%, 7/1/2010	45,000	39,500
Canadian County, Oklahoma, Home Finance Authority, Single Family Mortgage Revenue, Mortgage Backed Securities Program, RB, Series B, AMT, GNMA, 5.5%, 9/1/2014	455,000	477,386
Comanche County, Oklahoma, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, RB, FNMA/FHA, 5.2%, 12/1/2013	560,000	587,614
Oklahoma City, Oklahoma, Hospital & Healthcare Revenue, Hospital Trust, RB, ETM, 6.4%, 2/1/2005	205,000	212,478
Oklahoma Environmental Finance, Public Service Co. of Oklahoma, RB, 5.9%, 12/1/2007	1,000,000	1,001,430
Oklahoma Turnpike Revenue Authority, RB, ETM, 4.7%, 1/1/2006	200,000	207,502
Stillwater, Oklahoma, Medical Center Authority, ETM, 6.3%, 1/1/2004	75,000	75,660
Tulsa County, Oklahoma, Individual Authority Health Care Revenue, St. Francis Hospital, Inc., RB, Series B, Mandatory Put @ 100, 5.15%, 12/15/2003 (c)	750,000	753,637
Tulsa, Oklahoma, Tulsa Industrial Revenue Authority, Hillcrest Medical Center, RB, ETM, 6.5%, 4/1/2007	430,000	469,199

		3,824,406

Oregon 0.6%
Clackamas County, Oregon, Hospital Facilities Authority, RB, Series B, GNMA, 3.95%, 4/20/2009 (g)	450,000	456,183
Oregon, Public Housing Revenue, Housing & Community Services Department, RB, Series A, AMT, FNMA, 4.0%, 8/1/2016	1,955,000	1,882,900
Portland, Oregon, Multi-Family Housing Revenue, Multi-Family Housing Authority Revenue, RB, AMT, LOC: 6.125%, 5/1/2017	1,545,000	1,607,974
6.3%, 5/1/2029	1,000,000	1,028,550

		4,975,607

Pennsylvania 9.2%
Allegheny County, Pennsylvania, Higher Education Revenue, Higher Education, RB, Series A, ACA: 4.55%, 11/15/2004	190,000	195,717
4.65%, 11/15/2005	125,000	131,790
Allegheny County, Pennsylvania, Hospital Development Authority Revenue, Allegheny General Hospital, RB, ETM, 6.75%, 5/1/2004	45,000	46,272
Allegheny County, Pennsylvania, Hospital Development Authority, North Hills Passavant Hospital, RB, ETM, 6.75%, 7/1/2005	65,000	68,721
Allegheny County, Pennsylvania, Hospital Development Authority, RB: 5.15%, 12/1/2009	2,675,000	2,841,920
5.2%, 12/1/2010	5,000,000	5,404,600
Allegheny County, Pennsylvania, RB, Mandatory Put @ 100, LOC, 1.875%, 5/1/2005 (c)	470,000	472,656
Allegheny County, Pennsylvania, Residential Finance Mortgage Revenue Authority, Single Family Mortgage, RB, Series DD-2, AMT, GNMA, 4.8%, 11/1/2007	110,000	118,146
Allegheny Valley, Pennsylvania, School District, GO, ETM, 6.0%, 12/1/2003	10,000	10,042
Allentown, Pennsylvania, Hospital Authority, RB, ETM, 8.0%, 3/1/2009	150,000	175,548
Baldwin Whitehall, Pennsylvania, School Building Revenue Authority, RB, Prerefunded @ 100, Balance ETM, 6.7%, 11/15/2003 (e)	50,000	50,101
Beaver County, Pennsylvania, Industrial Development & Pollution Control Revenue Authority, RB, 6.0%, 5/1/2007	235,000	235,536
Bucks County, Pennsylvania, Saint Mary’s Hospital Authority, RB, ETM, 6.625%, 7/1/2004	205,000	212,597

40

Butler, Pennsylvania, Area Sewer Authority, Sewer Revenue, RB, Prerefunded @ 100, 7.25%, 1/1/2004 (e)	545,000	550,085
Cambria County, Pennsylvania, County GO, Series A, 6.2%, 8/15/2021	200,000	211,062
Chester County, Pennsylvania, Health & Education Facility, Immaculate College, RB, 4.9%, 10/15/2004	355,000	355,763
Chester County, Pennsylvania, Hospital Authority, RB, ETM, 7.5%, 7/1/2009	20,000	23,080
Chester, Pennsylvania, Core City GO, RB, Series B, ACA, 5.8%, 12/1/2013	1,150,000	1,259,319
Delaware County, Pennsylvania, College Revenue Authority, Eastern College, RB, Series B: 4.75%, 10/1/2006	200,000	210,072
4.85%, 10/1/2007	205,000	216,095
4.95%, 10/1/2008	345,000	363,278
5.5%, 10/1/2019	650,000	643,851
Delaware County, Pennsylvania, College Revenue Authority, RB, Series A, RADIAN, 5.15%, 10/1/2013	300,000	312,531
Delaware County, Pennsylvania, Hospital & Healthcare Revenue, RB, Series B, Optional Put @ 100, 3.5%, 4/1/2006 (f)	250,000	251,095
Delaware County, Pennsylvania, Water & Sewer Revenue, Industrial Development Authority, RB, Series B, AMT, AMBAC, 3.75%, 6/1/2010	1,310,000	1,346,536
Delaware County, Senior Care Revenue, Elwyn Inc., Project, RB, Connie Lee Insured, 6.0%, 6/1/2011	2,750,000	3,107,225
Erie County, Pennsylvania, Hospital Authority Revenue, Hamot Medical Center Project, RB, ETM, 6.9%, 1/1/2005	470,000	486,906
Erie, Pennsylvania, Higher Education Building Authority, Mercyhurst College Project, RB, 5.75%, 3/15/2013	3,600,000	3,696,331
Fayette County, Pennsylvania, Hospital Authority, Uniontown Hospital, RB, Connie Lee Insured: 5.45%, 7/1/2006	10,000	10,224
5.55%, 6/15/2008	1,070,000	1,170,313
5.65%, 6/15/2009	1,135,000	1,232,247
Langhorne, Pennsylvania, Hospital Revenue, Franciscan Health, St. Mary Hospital Authority, RB, Series A, BIGI, 7.0%, 6/15/2015	1,770,000	1,813,277
Lehigh County, Pennsylvania, Hospital & Healthcare Revenue, General Purpose Authority, RB, AMBAC, 5.3%, 11/15/2005	565,000	578,063
McCandless, Pennsylvania, Sanitation Authority Sewer Revenue, RB, ETM, 6.75%, 11/15/2005	635,000	679,164
McKean County, Pennsylvania, Hospital & Healthcare Revenue, Hospital Authority, Bradford Hospital, RB, ACA, 6.1%, 10/1/2020	2,500,000	2,593,700
Mckeesport, Pennsylvania, Hospital Authority, RB, Prerefunded @100, 6.5%, 7/1/2008 (e)	1,000,000	1,073,800
Mifflin County, Pennsylvania, Hospital Authority, RB, RADIAN, 5.3%, 7/1/2005	140,000	148,245
Monroe County, Pennsylvania, Hospital Authority Revenue, RB, ETM, 6.625%, 11/15/2004	30,000	30,860
Monroeville, Pennsylvania, Hospital Authority, East Suburban Health Center Project, RB, Prerefunded @ 100, 7.6%, 7/1/2004 (e)	585,000	610,401
Pennsylvania Economic Development Financing Revenue Authority, Dr. Gertrude A. Barber Center Inc., RB, 6.15%, 12/1/2020	1,000,000	1,004,000
Pennsylvania Finance Authority, Municipal Capital Imports Program, RB, Investment Agreement, 6.6%, 11/1/2009	7,140,000	7,282,800
Pennsylvania Higher Educational Facilities Authority, College & University Revenue, Philadelphia College Text & Science, RB, 6.15%, 4/1/2004	250,000	254,218
Pennsylvania Higher Educational Facilities Authority, College & University Revenue, University of The Arts, RB, RADIAN: 5.2%, 3/15/2010	245,000	245,321
5.25%, 3/15/2011	265,000	265,292
5.3%, 3/15/2012	265,000	265,257
Pennsylvania Higher Educational Facilities Authority, Health Services Revenue, RB, 5.0%, 11/15/2006	490,000	529,886
Pennsylvania Higher Educational Facilities Authority, Health Services Revenue, RB, MBIA, 5.0%, 11/15/2005	1,010,000	1,073,367
Pennsylvania Higher Educational Facility, Gwynedd Mercy College, RB, 5.0%, 11/1/2008	130,000	136,913
Pennsylvania Housing Finance Agency, Single Family Mortgage, RB, Series 65A, AMT, 4.8%, 10/1/2022	190,000	194,328
Pennsylvania Housing Finance Authority, Rental Housing, RB, Series 50A, 5.35%, 10/1/2008	280,000	287,344
Pennsylvania, Higher Education Revenue, RB, LOC, Mandatory Put @ 100., 4.0%, 11/1/2005 (c)	250,000	262,633
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, RB: RADIAN, 5.15%, 9/15/2006	345,000	364,399
6.25%, 4/1/2005	265,000	279,541
6.35%, 4/1/2006	285,000	309,407
Pennsylvania Financing Authority Revenue, RB, AMT, ACA, 5.0%, 6/1/2010	2,500,000	2,643,075
Pennsylvania Higher Education Revenue, Higher Educational Facilities Authority, Series H8, RB, LOC, 5.0%, 5/1/2011	1,675,000	1,793,724

41

Pennsylvania, Project Revenue, RB, 6.0%, 1/1/2011 (g)	1,512,749	1,491,858
Pennsylvania, School District GO, 1.5%, 6/30/2004	400,000	400,512
Pennsylvania, State GO, Intergovernmental Cooperative Authority, 1.06%, 6/15/2022 (d)	13,800,000	13,800,000
Pennsylvania, Transportation/Tolls Revenue, Transportation Authority, RB, 5.75%, 12/1/2004	30,000	30,108
Pennsylvania, Water & Sewer Revenue, Turnpike Authority, RB, 1.8%, 9/1/2005	670,000	672,258
Philadelphia, Pennsylvania, Hospital and Higher Educational Facilities Authority, Frankford Hospital, RB, Series A, ETM, 6.0%, 6/1/2023	120,000	127,403
Philadelphia, Pennsylvania, Hospitals & Higher Education Facilities Authority Revenue, RB, Prerefunded@ 100, 10.875%, 7/1/2005 (e)	85,000	96,864
Philadelphia, Pennsylvania, Industrial Development Revenue, Arbor House, RB, Series F, 2.75%, 7/1/2005 (g)	120,000	119,658
Philadelphia, Pennsylvania, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue, RB: Series A, 4.7%, 7/1/2013	330,000	321,968
Series C, 4.7%, 7/1/2013	315,000	307,333
Series E, 4.7%, 7/1/2013	375,000	365,873
Philadelphia, Pennsylvania, Industrial Development Revenue, Rieder House, Series B, RB, 2.75%, 7/1/2005 (g)	105,000	104,689
Philadelphia, Pennsylvania, Industrial Development Revenue, Saligman House, Series D, RB, 2.75%, 7/1/2005 (g)	100,000	99,731
Philadelphia, Pennsylvania, Multi-Family Housing Revenue, RB, Series A, AMT, 4.25%, 10/1/2016	1,370,000	1,324,941
Philadelphia, Pennsylvania, Multi-Family Housing Revenue, RB, Series B, AMT, 4.5%, 10/1/2013	1,520,000	1,483,125
Philadelphia, Pennsylvania, Redevelopment Authority, Multi-Family Housing Revenue, Schuylkill Apartments Project, RB, AMT, 5.1%, 12/1/2003	1,000,000	1,002,750
Pittsburgh, Pennsylvania, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A: 5.75%, 12/1/2006	1,115,000	1,178,633
6.0%, 12/1/2011	550,000	589,199
Pittsburgh, Pennsylvania, Multi-Family Housing Revenue, Urban Redevelopment Authority, RB, Series A, MBIA, 5.4%, 1/1/2022	1,960,000	1,960,608
Pittsburgh, Pennsylvania, Water & Sewer Authority, RB, ETM, FGIC, 7.625%, 9/1/2004	175,000	184,534
Pottsville, Pennsylvania, Hospital Authority, Pottsville Hospital & Warne Clinic, RB, 5.15%, 7/1/2009	680,000	650,631
Sayre, Pennsylvania, Hospital & Healthcare Revenue, Health Care Facilities Authority, RB, Series B, MBIA, 6.375%, 7/1/2022	915,000	930,381
Wayne Pike, Pennsylvania, Joint School Authority, RB, ETM, MBIA, 6.0%, 12/1/2007	330,000	350,186
Wilkes-Barre, Pennsylvania, General Municipal Authority, Misericordia College, RB, Series B, 7.75%, 12/1/2012	600,000	613,422
York County, Pennsylvania, Hospital & Healthcare Revenue, Lutheran Scoial Services, RB: 5.4%, 4/1/2004	500,000	506,270
5.6%, 4/1/2005	500,000	518,875
5.8%, 4/1/2006	500,000	530,895
York, Pennsylvania, Housing Redevelopment Mortgage Corp., RB, Series A, 6.875%, 11/1/2009	805,000	806,240

		80,697,619

Rhode Island 0.5%
Providence, Rhode Island, Redeveloping Agency, Industrial Development Revenue, COP, RADIAN: 3.0%, 9/1/2007	150,000	152,811
3.125%, 9/1/2008	855,000	863,986
3.375%, 9/1/2009	910,000	914,532
3.75%, 9/1/2010	925,000	932,353
Rhode Island Industrial Facilities Corp., Industrial Development Revenue, Building Authority Program, AKL Project, RB, AMT: 4.7%, 4/1/2005	175,000	180,892
4.8%, 4/1/2006	190,000	199,616
4.9%, 4/1/2007	185,000	196,008
5.0%, 4/1/2008	160,000	170,075
5.1%, 4/1/2009	210,000	222,718
5.2%, 4/1/2010	225,000	237,922
Rhode Island State Industrial Facility Corp., Crystal Thermoplastics Project, Series A, AMT, 6.9%, 8/1/2014	450,000	463,770

		4,534,683

42

South Carolina 0.9%
South Carolina Housing Finance & Development Authority, Multi-Family Housing, Bryton Point Apartments Project, RB, Mandatory Put @ 100, FNMA, 5.7%, 6/1/2005 (c)	1,700,000	1,739,083
South Carolina Housing Finance & Development Authority, Multi-Family Housing, Hunting Ridge Apartments, RB, 6.75%, 6/1/2025	265,000	271,644
South Carolina Housing Finance & Development Authority, Runway Bay Apartments Projects, RB, 5.5%, 12/1/2005	235,000	242,915
South Carolina, Electric Revenue, Power Agency, America First South Carolina REIT Inc., RB, Series A, FGIC, 4.5%, 1/1/2009	4,215,000	4,358,647
South Carolina, Electric Revenue, Public Services Authority, RB, Series A, MBIA, 6.25%, 1/1/2022	1,500,000	1,654,380

		8,266,669

South Dakota 0.3%
South Dakota, Health & Educational Facilities Authority, Rapid City Regional Hospital Project, RB, ETM, 7.75%, 9/1/2007	140,000	158,766
South Dakota, Higher Education Revenue, University Housing and Auxiliary Facilities, RB, Series A, MBIA, 5.4%, 4/1/2014	1,000,000	1,015,230
South Dakota, Hospital & Healthcare Revenue, RB, AMBAC, 5.4%, 8/1/2013	1,150,000	1,272,198
South Dakota, Public Housing Revenue, Housing Development Authority, RB, Series B, 5.249%, 5/1/2017	435,000	450,978

		2,897,172

Tennessee 0.5%
Bristol, Tennessee, Health & Educational Facilities, RB, ETM, 6.9%, 1/1/2007	235,000	255,466
Shelby County, Tennessee, Health Educational & Housing Facilities Board Revenue, Arbors of Germantown Project, Gables Tennessee Properties, RB, Mandatory Put @ 100, 4.75%, 7/1/2004 (c)	3,705,000	3,760,130
Shelby County, Tennessee, Health Educational & Housing Facilities Board, RB, ETM, 6.5%, 4/1/2005	45,000	46,996
Shelby County, Tennessee, Multi-Family Housing, Windsor Apartments, RB, Series A, RADIAN, 6.5%, 10/1/2007	80,000	81,000
Sullivan County, Tennessee, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, RB, AMT, FNMA, 3.0%, 12/1/2009	330,000	331,406

		4,474,998

Texas 6.5%
Abilene, Texas, Waterworks and Sewer System, CTFS Obligation, GO: 3.2%, 2/15/2008 (d)	1,250,000	1,251,650
3.54%, 2/15/2009 (d)	1,100,000	1,101,760
Austin, Texas, Project Revenue, Series A, RB, AMBAC, 5.125%, 11/15/2014	530,000	539,174
Austin, Texas, Sports, Expo & Entertainment Revenue, Convention Enterprises Inc., RB, Series B, 5.75%, 1/1/2016	5,500,000	5,906,340
Bexar County, Texas, Single Family Housing Revenue, Single Family Mortgage, RB, Series C, GNMA, 5.5%, 3/1/2019 (g)	1,458,000	1,509,249
Collin County, Texas, Community College, RB, AMBAC, 5.15%, 2/1/2007	25,000	25,081
Garland, Texas, Multi-Family Housing Revenue, Health Facilities Development Corp., RB, FNMA, 1.05%, 11/15/2032 (d)	20,519,000	20,519,000
Gregg County, Texas, Housing Finance Corp., Summer Lake Project, RB, Series A, Mandatory Put @ 100, AXA, 6.4%, 3/1/2006 (c)	835,000	846,673
Harris County, Texas, Health Facilities Development Corp., Memorial Hospital System Project, RB, 7.125%, 6/1/2015	400,000	414,144
Harris County, Texas, Hospital & Healthcare Revenue, Health Facilities Development Corp., RB, Series A, 6.0%, 6/1/2009	210,000	242,218
Harris County, Texas, Hospital & Healthcare Revenue, RB, AMBAC, 7.4%, 2/15/2010	3,080,000	3,596,085
Harris County, Texas, Housing Finance Corp., Single Family Mortgage Revenue, RB, Series A, 7.75%, 9/1/2014 (g)	155,000	157,509
Harris County, Texas, Toll Road, RB, AMBAC, 5.3%, 8/15/2013	1,330,000	1,397,737
Houston, Texas, Housing Finance Corp., Texas, RB, Series A-1, 8.0%, 6/1/2014	20,000	20,080
Houston, Texas, Sewer Systems, RB, ETM, 5.4%, 10/1/2004	320,000	332,768
Houston, Texas, Water and Sewer System Revenue, RB, Series B, 6.75%, 12/1/2008	350,000	351,677
Lewisville, Texas, Core City GO, Combination Contract, ACA, 4.75%, 9/1/2012	2,255,000	2,322,109
Panhandle-Plains, Texas, Higher Education Authority, Student Loan Revenue, RB, AMT, 5.55%, 3/1/2005	300,000	300,423
Port Arthur, Texas, Housing Finance Corp. Mortgage Revenue, UDAG Projects, RB, Series A, 6.4%, 1/1/2028	820,000	837,597
Tarrant County, Multi-Family Housing Revenue, Housing Financial Corp., RB, Series A, AMT, GNMA, 3.7%, 12/20/2013	1,020,000	978,863
Tarrant County, Public Housing Revenue, Housing Finance Corp., RB, Series A, AMT, GNMA, 3.85%, 1/20/2013	1,050,000	1,038,240
Texas Affordable Housing Corp., Multi-Family Housing Revenue, American Opportunity Housing Portfolio, RB, MBIA, 4.05%, 9/1/2007	3,140,000	3,316,782

43

Texas Department Housing & Community Affairs, Multi-Family Housing, Meadow Ridge Apartments Project, RB, AMT, FNMA, 5.05%, 8/1/2008	715,000	715,901
Texas Gulf Coast Waste Disposal Authority, Champion International Corp., RB, AMT, 6.875%, 12/1/2028	3,000,000	3,066,150
Texas Public Finance Authority Building Revenue, Texas State Technical College, RB, MBIA, 6.1%, 8/1/2004	270,000	279,941
Texas Sabine River Authority, RB, Series A, 6.875%, 9/1/2008	500,000	508,545
Texas State Department Housing & Community Affairs, Volente Project, RB, AMT, FNMA, 5.0%, 7/1/2008	625,000	662,788
Texas, Multi-Family Housing Revenue, Multi-Family Housing & Community Affair, RB, Series A, FNMA, 1.05%, 2/1/2023 (d)	1,800,000	1,800,000
Texas, Multi-Family Housing Revenue, RB, Series A, 4.0%, 11/1/2006	1,990,000	2,006,795
Texas, Multi-Family Housing Revenue, Wintergreen Project, RB, GNMA, 4.85%, 9/20/2012	200,000	209,126
Texas, Pollution Control Revenue, River Authority, RB, 6.2%, 3/1/2020	60,000	62,743
Travis County, Texas, Housing Finance Corp., Multi-Family Housing Revenue, Broadmoor Apartments Project, RB, AMT, FSA, 5.7%, 6/1/2006	725,000	767,413

		57,084,561

Utah 0.9%
Intermountain Power Agency, Utah, Power Supply Revenue, RB, Series A, ETM, MBIA, 6.15%, 7/1/2014	250,000	280,425
Ogden City, Utah, Housing Finance Corp., Section 8 Assisted Project, RB, Series A, FNMA, 5.5%, 7/1/2005	100,000	100,048
Utah, Single Family Housing Revenue, Mortgage Revenue, RB, Series G, AMT, 4.875%, 1/1/2019	3,000,000	3,072,000
Utah, Single Family Housing Revenue, RB, Series D-2, 5.0%, 7/1/2018	1,480,000	1,515,446
Utah, Single Family Housing Revenue, Single Family Mortgage, 3.875%, 7/1/2014	2,600,000	2,593,370

		7,561,289

Vermont 0.1%
Vermont, Higher Education Revenue, Education & Health Buildings Financial Agency, Norwich University Project, RB, 4.75%, 7/1/2004	150,000	152,630
Vermont, State GO, Series A, 6.3%, 1/15/2006	1,000,000	1,075,640

		1,228,270

Virginia 2.3%
Chesterfield, Virginia, Community GO, 6.1%, 7/15/2004	1,565,000	1,600,604
Franklin, Virginia, Core City GO, 4.875%, 10/1/2008 (g)	310,000	298,242
Harrisonburg, Virginia, Redevelopment & Housing Authority Multi-Family Housing Revenue, RB, FHLMC, 1.05%, 8/1/2032 (d)	3,800,000	3,800,000
Newport News, Virginia, School District (REV) Lease, School Board, COP: 2.5%, 11/1/2004	710,000	716,241
2.5%, 11/1/2005	750,000	758,580
2.5%, 11/1/2006	790,000	794,053
3.0%, 11/1/2007	835,000	845,705
3.2%, 11/1/2008	885,000	891,930
3.2%, 11/1/2009	940,000	927,207
3.3%, 11/1/2010	995,000	956,076
3.5%, 11/1/2011	1,055,000	1,004,086
3.65%, 11/1/2012	1,125,000	1,063,733
3.75%, 11/1/2013	1,195,000	1,121,627
4.0%, 11/1/2014	1,270,000	1,206,906
4.1%, 11/1/2015	1,930,000	1,827,765
Pulaski, Virginia, Hospital & Healthcare Revenue, ETM, 6.375%, 10/1/2007	45,000	50,146
Suffolk, Virginia, Redevelopment and Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, RB, ACA, 5.25%, 10/1/2018	1,570,000	1,605,639
Virginia Public School Authority, RB, 6.25%, 1/1/2004	500,000	502,700
Virginia Water & Sewer Systems Revenue, RB, Series B, 8.7%, 11/1/2011	275,000	276,702

		20,247,942

44

Washington 1.0%
King County, Washington, Public Housing Revenue, RB, Series A, RADIAN, 5.05%, 7/1/2013	3,400,000	3,521,550
Washington Housing Finance Authority, Nonprofit Housing Revenue, RB, Series B, ACA, 6.5%, 7/1/2008 (g)	1,065,000	1,146,196
Washington Housing Finance Communication, Multi-Family Revenue, Alderbrook Apartments Project, RB, Series A, Mandatory Put @ 100, AMT, LOC, 4.9%, 7/1/2008 (c)	3,000,000	3,066,540
Washington Housing Finance Communication, Multi-Family Revenue, Summit Apartments Project, RB, Series A, Mandatory Put @ 100, AMT, 4.9%, 7/1/2008 (c)	140,000	143,105
Washington Housing Finance, Single Family Program, RB, Series 4N, GNMA/FNMA, 5.55%, 12/1/2016	65,000	68,963
Washington Public Power Supply, System Nuclear Project No. 2 Revenue, RB, ETM, 6.4%, 7/1/2004	60,000	62,146
Washington Public Power Supply, System Nuclear Project No. 2 Revenue, RB, Series A, AMBAC, 5.6%, 7/1/2009	1,000,000	1,115,090
Washington, Hospital & Healthcare Revenue, Housing Financial Community Non-Profit, RB, Series A, 5.1%, 7/1/2010	60,000	62,292

		9,185,882

West Virginia 1.3%
Braxton County, West Virginia, Pollution Control Revenue, Solid Waste Disposal, RB, AMT, 6.125%, 4/1/2026	3,000,000	3,070,770
Braxton County, West Virginia, Resource Recovery Revenue, Solid Waste, RB, AMT, 6.5%, 4/1/2025	4,500,000	4,608,675
South Charleston, West Virginia, Pollution Control Revenue, Union Carbide Corp., RB, 7.625%, 8/1/2005	2,500,000	2,473,575
West Virginia Board of Regents, RB, ETM, 6.0%, 4/1/2004	130,000	132,700
Wood County, West Virginia, Building Community, St. Joseph’s Hospital Parkersburg, RB, AMBAC, ETM, 6.625%, 1/1/2006	645,000	682,365

		10,968,085

Wisconsin 1.4%
Racine, Wisconsin, Water & Sewer Revenue, Waterworks, RB, 2.125%, 9/1/2005	7,400,000	7,451,206
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care Inc., RB, MBIA, 5.25%, 8/15/2017	2,125,000	2,255,794
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Hospital Sisters Services Inc., RB, MBIA, 5.375%, 6/1/2018	1,000,000	1,023,080
Wisconsin, Industrial Development Revenue, Community Development Authority, RB, Series B: 6.35%, 3/1/2007 (g)	150,000	157,415
6.65%, 3/1/2008 (g)	450,000	472,104
6.8%, 3/1/2009 (g)	450,000	473,949
6.9%, 3/1/2010 (g)	450,000	472,631
7.05%, 3/1/2011 (g)	50,000	52,322

		12,358,501

Total Investment Portfolio - 100.0% (Cost $874,133,068) (a)		878,061,832

(a)	The cost for federal income tax purposes was $874,161,736. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $3,900,096. This consisted of aggregate gross unrealized appreciation of $7,361,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,461,139.
(b)	Zero Coupon Security.
(c)	Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Investment Portfolio.
(d)	Variable Rate Security. The rate reported on the Investment Portfolio is the rate in effect as of October 31, 2003.
(e)	Prerefunded Security. The prerefunded date is shown as the maturity date on the Investment Portfolio.
(f)	Optional Put Security. The optional put date is shown as the maturity date on the Investment Portfolio.
(g)	Taxable Issue.

The following abbreviations are used in portfolio descriptions:

AMT	Income from security may be subject to alternative minimum tax
CMO	Collateralized Mortgage Obligations
COP	Certificate of Participation
ETM	Escrowed to Maturity
GO	General Obligation
LOC	Letter of Credit
RB	Revenue Bond
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

45

The following organizations have provided underlying credit support for the securities as defined in the Investment Portfolio:

ACA	American Capital Access
AMBAC	AMBAC Assurance Corp.
AXA	AXA Reinsurance Company
BIGI	Bond Investors Guaranty Insurance
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association
MBIA	Municipal Bond Investors Assurance
RADIAN	RADIAN Asset Assurance Incorporated

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2003

Assets	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Investments in securities, at value[a]	$438,984,849	$878,061,832
Cash	—	20,643
Receivable for investments sold	2,021,797	46,110,430
Receivable for Fund shares sold	750,551	3,954,732
Interest receivable	5,030,950	9,394,936
Other assets	6,603	33,877

Total assets	446,794,750	937,576,450

Liabilities
Accrued advisory fee	154,606	348,965
Payable for investments purchased	—	7,452,318
Notes payable	—	10,650,000
Dividends payable	209,585	189,832
Payable for Fund shares redeemed	2,709,020	2,147,280
Other accrued expenses and payables	151,049	426,378
Total liabilities	3,224,260	21,214,773

Net assets, at value	$443,570,490	$916,361,677

Net Assets
Net assets consist of: Undistributed (accumulated distributions in excess of) net investment income	24,982	(124,923)
Net unrealized appreciation (depreciation) on investments	12,965,321	3,928,764
Accumulated net realized gain (loss)	(7,524,043)	(4,047,962)
Paid-in capital	438,104,230	916,605,798

Net assets, at value	$443,570,490	$916,361,677

[a]	Cost of $426,019,528 for Municipal Bond Fund and $874,133,068 for Short-Term Municipal Bond Fund.

The accompanying notes are an integral part of the financial statements.

46

Statements of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Class A Net assets applicable to shares outstanding	$—	$125,953,958
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	—	12,161,332
Net Asset Value and redemption price per share	$—	$10.36
Maximum offering price per share (100 / 98 of $10.36)	$—	$10.57
Class B Net assets applicable to shares outstanding	$—	$5,676,997
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	—	548,280
Net Asset Value, offering and redemption price per share	$—	$10.35
Class C Net assets applicable to shares outstanding	$—	$66,018,960
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	—	6,377,386
Net Asset Value and redemption price per share	$—	$10.35
Institutional Class Net assets applicable to shares outstanding	$419,649,769	$541,713,050
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	37,417,019	52,317,576

Net Asset Value, offering and redemption price per share	$11.22	$10.35

Investment Class Net assets applicable to shares outstanding	$23,920,721	$176,998,712
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	2,127,693	17,111,297

Net Asset Value, offering and redemption price per share	$11.24	$10.34

The accompanying notes are an integral part of the financial statements.

47

Statements of Operations for the year ended October 31, 2003
Investment Income	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Income:
Interest	$23,723,942	$23,282,287
Expenses:
Advisory fee	1,799,178	2,711,345
Administration fees	539,758	813,411
Custodian fees	46,935	55,664
Distribution fee	—	309,358
Shareholder servicing fee	31,709	277,927
Auditing	31,105	53,681
Legal	13,316	23,507
Trustees’ fees and expenses	15,369	12,628
Reports to shareholders	11,793	28,645
Registration fees	45,810	84,616
Interest expense	—	820
Other	30,110	18,132
Total expenses, before expense reductions	2,565,083	4,389,734
Expense reductions	(74,721)	(111,365)

Total expenses, after expense reductions	2,490,362	4,278,369

Net investment income	21,233,580	19,003,918

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,136,134	(2,044,112)
Net unrealized appreciation (depreciation) during the period on investments	(446,023)	(61,520)

Net gain (loss) on investment transactions	690,111	(2,105,632)

Net increase (decrease) in net assets resulting from operations	$21,923,691	$16,898,286

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Municipal Bond Fund

	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$21,233,580	$21,244,128
Net realized gain (loss) on investment transactions	1,136,134	482,210
Net unrealized appreciation (depreciation) on investment transactions during the period	(446,023)	182,534
Net increase (decrease) in net assets resulting from operations	21,923,691	21,908,872
Distributions to shareholders from: Net investment income: Institutional Class	(20,325,432)	(20,589,257)
Investment Class	(847,167)	(654,869)
Fund share transactions: Proceeds from shares sold	134,298,285	160,527,903
Reinvestment of distributions	19,571,103	18,499,847
Cost of shares redeemed	(179,765,244)	(166,646,056)
Net increase (decrease) in net assets from Fund share transactions	(25,895,856)	12,381,694
Increase (decrease) in net assets	(25,144,764)	13,046,440
Net assets at beginning of period	468,715,254	455,668,814

Net assets at end of period (including undistributed net investment income of $24,982 and accumulated distributions in excess of net investment income of $35,999, respectively)	$443,570,490	$468,715,254

The accompanying notes are an integral part of the financial statements.

48

Statement of Changes in Net Assets - Scudder Short-Term Municipal Bond Fund

	Years Ended October 31,
	2003	2002
Increase (Decrease) in Net Assets
Operations: Net investment income	$19,003,918	$9,213,382
Net realized gain (loss) on investment transactions	(2,044,112)	(508,313)
Net unrealized appreciation (depreciation) on investment transactions during the period	(61,520)	961,612
Net increase (decrease) in net assets resulting from operations	16,898,286	9,666,681
Distributions to shareholders from: Net investment income: Class A	(1,129,929)	—
Class B	(31,136)	—
Class C	(374,567)	—
Institutional Class	(14,381,208)	(8,521,613)
Investment Class	(3,094,121)	(806,420)
Fund share transactions: Proceeds from shares sold	973,287,964	338,672,543
Reinvestment of distributions	14,375,598	7,516,607
Cost of shares redeemed	(436,024,963)	(140,530,288)
Net increase (decrease) in net assets from Fund share transactions	551,638,599	205,658,862
Increase (decrease) in net assets	549,525,924	205,997,510
Net assets at beginning of period	366,835,753	160,838,243

Net assets at end of period (including accumulated distributions in excess of net investment income of $124,923 and $117,880, respectively)	$916,361,677	$366,835,753

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

Scudder Municipal Bond Fund

Institutional Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.20	$11.18	$10.77	$10.66	$11.30
Income from investment operations:
Net investment income	.53	.53	.53	.56	.51
Net realized and unrealized gain (loss) on investment transactions	.02	.02	.41	.11	(.59)

Total from investment operations	.55	.55	.94	.67	(.08)

Less distributions from: Net investment income	(.53)	(.53)	(.53)	(.56)	(.51)
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	(.53)	(.53)	(.53)	(.56)	(.56)

Net asset value, end of period	$11.22	$11.20	$11.18	$10.77	$10.66

Total Return (%)[a]	5.01	5.04	8.90	6.45	(.78)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	420	454	442	515	623
Ratio of expenses before expense reductions (%)	.56	.58	.57	.59	.58
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	4.72	4.76	4.80	5.25	4.62
Portfolio turnover rate (%)	18	17	27	29	27

[a]	Total return would have been lower had certain expenses not been reduced.

Scudder Municipal Bond Fund

Investment Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.20	$11.18	$10.77	$10.66	$11.30
Income from investment operations:
Net investment income	.51	.50	.50	.53	.49
Net realized and unrealized gain (loss) on investment transactions	.04	.02	.41	.11	(.59)

Total from investment operations	.55	.52	.91	.64	(.10)

Less distributions from: Net investment income	(.51)	(.50)	(.50)	(.53)	(.49)
Net realized gains on investment transactions	—	—	—	—	(.05)

Total distributions	(.51)	(.50)	(.50)	(.53)	(.54)

Net asset value, end of period	$11.24	$11.20	$11.18	$10.77	$10.66

Total Return (%)[a]	4.97	4.77	8.63	6.21	(1.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	14	13	12	7
Ratio of expenses before expense reductions (%)	.73	.83	.82	.83	.82
Ratio of expenses after expense reductions (%)	.56	.79	.80	.80	.80
Ratio of net investment income (%)	4.71	4.52	4.55	5.01	4.33
Portfolio turnover rate (%)	18	17	27	29	27

[a]	Total return would have been lower had certain expenses not been reduced.

50

Scudder Short-Term Municipal Bond Fund

Class A

	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.40
Income from investment operations: Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	(.04)

Total from investment operations	.14

Less distributions from: Net investment income	(.18)

Net asset value, end of period	$10.36

Total Return (%)[b]	1.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126
Ratio of expenses (%)	.80	*
Ratio of net investment income (loss) (%)	2.34	*
Portfolio turnover rate (%)	34	*

[a]	For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[b]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Scudder Short-Term Municipal Bond Fund

Class B

	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.40
Income from investment operations: Net investment income	.12
Net realized and unrealized gain (loss) on investment transactions	(.05)

Total from investment operations	.07

Less distributions from: Net investment income	(.12)

Net asset value, end of period	$10.35

Total Return (%)[b]	.81	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses (%)	1.54	*
Ratio of net investment income (%)	1.61	*
Portfolio turnover rate (%)	34	*

[a]	For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[b]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

51

Scudder Short-Term Municipal Bond Fund

Class C

	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$10.40

Income from investment operations: Net investment income	.12
Net realized and unrealized gain (loss) on investment transactions	(.05)

Total from investment operations	.07

Less distributions from: Net investment income	(.12)

Net asset value, end of period	$10.35

Total Return (%)[b]	.71	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66
Ratio of expenses (%)	1.54	*
Ratio of net investment income (%)	1.61	*
Portfolio turnover rate (%)	34	*

[a]	For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[b]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

52

Scudder Short-Term Municipal Bond Fund

Institutional Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.34	$10.33	$10.16	$10.11	$10.37

Income from investment operations:
Net investment income	.31	.41	.47	.50	.40
Net realized and unrealized gain (loss) on investment transactions	.01	.01	.17	.05	(.26)

Total from investment operations	.32	.42	.64	.55	.14

Less distributions from: Net investment income	(.31)	(.41)	(.47)	(.50)	(.40)

Net asset value, end of period	$10.35	$10.34	$10.33	$10.16	$10.11

Total Return (%)[a]	3.14	4.29	6.40	5.52	1.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	542	317	155	192	107
Ratio of expenses before expense reductions (%)	.56	.60	.62	.71	.80
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.92	3.88	4.60	5.26	3.92
Portfolio turnover rate (%)	34	34	63	52	64

[a]	Total returns would have been lower had certain expenses not been reduced.

Scudder Short-Term Municipal Bond Fund

Investment Class

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.33	$10.32	$10.16	$10.11	$10.37
Income from investment operations:
Net investment income	.29	.39	.44	.47	.37
Net realized and unrealized gain (loss) on investment transactions	.01	.01	.16	.05	(.26)

Total from investment operations	.30	.40	.60	.52	.11

Less distributions from: Net investment income	(.29)	(.39)	(.44)	(.47)	(.37)

Net asset value, end of period	$10.34	$10.33	$10.32	$10.16	$10.11

Total Return (%)[a]	3.06	3.93	6.03	5.24	1.08

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177	50	6	.19	.27
Ratio of expenses before expense reductions (%)	.75	.85	.87	.96	1.00
Ratio of expenses after expense reductions (%)	.71	.80	.80	.80	.80
Ratio of net investment income (%)	2.76	3.59	3.95	4.78	3.91
Portfolio turnover rate (%)	34	34	63	52	64

[a]	Total returns would have been lower had certain expenses not been reduced.

53

Notes to Financial Statements

A. Significant Accounting Policies

Municipal Bond Fund and Short-Term Municipal Bond Fund (“Scudder Municipal Bond Fund” and “Scudder Short-Term Municipal Bond Fund” or the “Funds”), are each a diversified series of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust.

The Municipal Bond Fund offers two classes of shares to investors: Institutional Class shares and Investment Class shares. The Short-Term Municipal Bond Fund offers five classes of shares to investors: Class A shares, Class B shares, Class C shares, Institutional Class shares and Investment Class shares.

These multiple classes of shares provide investors with different purchase options. On February 28, 2003, the Short-Term Municipal Bond Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide

54

valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices, obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, Scudder Municipal Bond Fund had net tax basis capital loss carryforward of approximately $7,523,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first.

At October 31, 2003, Scudder Short-Term Municipal Bond Fund had net tax basis capital loss carryforward of approximately $4,019,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,488,000), October 31, 2010 ($506,000) and October 31, 2011 ($2,025,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, each Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Municipal Bond Fund	Short- Term Municipal Bond Fund
Undistributed tax-exempt income*	$236,549	$67,419
Undistributed net long-term capital gains	$—	$—
Capital loss carryforwards	$(7,523,000)	$(4,019,000)
Net unrealized appreciation (depreciation) on investments	$12,963,956	$3,900,096

55

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Municipal Bond Fund	Short-Term Municipal Bond Fund
Year Ended October 31, 2003: Tax-exempt income:	$21,172,599	$16,800,871
Ordinary income*:	—	2,210,090
Year Ended October 31, 2002: Tax-exempt income:	$21,079,372	$9,223,176
Ordinary income*:	164,754	104,857

*	For tax purposes short-term capital gains distributions are considered ordinary taxable income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Municipal Bond Fund	$78,255,878	$100,766,319
Short-Term Municipal Bond Fund	$754,374,353	$211,113,215

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of each Fund’s average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. For its services as Administrator, DeAM, Inc. receives a fee (the “Administration Fee”) of 0.12% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. For the year ended October 31, 2003, the Administration Fee was as follows:

Administration Fee	Total Aggregated	Unpaid at October 31, 2003
Municipal Bond Fund	$539,758	$45,362
Short-Term Municipal Bond Fund	$813,411	$119,813

56

For the year ended October 31, 2003, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each Fund as follows:

	Municipal Bond Fund	Short-Term Municipal Bond Fund
Class A	—	.80%
Class B	—	1.55%
Class C	—	1.55%
Institutional Class	.55%	.55%
Investment Class	.80%	.80%

Under these agreements, the Administrator waived and absorbed $43,596 and $60,796 of expenses of the Municipal Bond Fund and Short-Term Municipal Bond Fund, respectively. In addition, the Advisor waived $31,125 and $50,569 of prior period shareholder servicing fees for the Investment Class of the Municipal Bond Fund and Short-Term Municipal Bond Fund, respectively.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Short-Term Municipal Bond Fund Class A	$119,853	$39,187
Class B	14,479	3,461
Class C	175,026	40,824

	$309,358	$83,472

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Short-Term Municipal Bond Fund
Class B	$4,477		$1,202.23%
Class C	54,346		14,339.23%
Investment Class	219,104		152,983.19%

	$277,927		$168,524

Municipal Bond Fund
Investment Class	$31,709	$26,970.17

57

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares of the Short-Term Municipal Bond Fund. There were no underwriting commissions paid in connection with the distribution of Class A and C shares for the period from February 28, 2003 to October 31, 2003.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the period from February 28, 2003 to October 31, 2003, the CDSC for Class B and C shares was $6,661 and $10,493, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $14,247.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex’s Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Share Transactions

Scudder Municipal Bond Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	10,521,785	$118,396,378	13,268,639	$147,747,024
Investment Class	1,406,437	15,901,907	1,150,972	12,780,879

		$134,298,285		$160,527,903

Shares issued to shareholders in reinvestment of distributions
Institutional Class	1,665,882	$18,734,982	1,609,697	$17,882,817
Investment Class	74,240	836,121	55,526	617,030

		$19,571,103		$18,499,847

Shares redeemed
Institutional Class	(15,333,882)	$(172,575,124)	(13,890,651)	$(154,431,053)
Investment Class	(641,210)	(7,190,120)	(1,099,615)	(12,215,003)

		$(179,765,244)		$(166,646,056)

Net increase (decrease)
Institutional Class	(3,146,215)	$(35,443,764)	987,685	$11,198,788
Investment Class	839,467	9,547,908	106,883	1,182,906

		$(25,895,856)		$12,381,694

58

Scudder Short-Term Municipal Bond Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	14,457,798	$150,323,772	—	$—
Class B*	576,478	5,991,147	—	—
Class C*	7,347,569	76,364,682	—	—
Institutional Class	50,123,786	520,545,708	26,851,819	277,034,107
Investment Class	21,207,325	220,062,655	5,972,981	61,638,436

		$973,287,964		$338,672,543

Shares issued to shareholders in reinvestment of distributions
Class A*	67,733	$702,294	—	$—
Class B*	1,806	18,713	—	—
Class C*	24,019	248,869	—	—
Institutional Class	1,214,588	12,599,609	718,970	7,412,454
Investment Class	77,742	806,113	10,082	104,153

		$14,375,598		$7,516,607

Shares redeemed
Class A*	(2,364,199)	$(24,521,641)	—	$—
Class B*	(30,004)	(310,682)	—	—
Class C*	(994,202)	(10,288,481)	—	—
Institutional Class	(29,706,528)	(307,906,717)	(11,851,002)	(122,061,361)
Investment Class	(8,964,496)	(92,997,442)	(1,791,111)	(18,468,927)

		$(436,024,963)		$(140,530,288)

Net increase (decrease)
Class A*	12,161,332	$126,504,425	—	$—
Class B*	548,280	5,699,178	—	—
Class C*	6,377,386	66,325,070	—	—
Institutional Class	21,631,846	225,238,600	15,719,787	162,385,200
Investment Class	12,320,571	127,871,326	4,191,952	43,273,662

		$551,638,599		$205,658,862

*	For the period from February 28, 2003 (commencement of operations for Class A, B and C shares) to October 31, 2003.

E. Line of Credit

Prior to April 11, 2003, each Fund and several other affiliated funds (the “Participants”) shared in a $50 million revolving credit facility administered by Bank of Nova Scotia for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 1.0 percent.

Effective April 11, 2003, the Funds entered into a new revolving credit facility administered by JP Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the Funds advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Municipal Bond Fund and Short-Term Municipal Bond Fund may borrow up to a maximum of 10 and 33 percent, respectively, of their net assets under the agreement. At the end of the period, $10,650,000 was outstanding for Short-Term Municipal Bond Fund. Interest expense incurred on the borrowings amounted to $820 for the year ended October 31, 2003. The average dollar amount of the borrowings was $9,983,333 and the weighted average interest rate on these borrowings was 1.541%.

F. Other Information

Effective April 7, 2003, State Street Bank and Trust Company (“State Street”) is each Fund’s custodian. Prior to April 7, 2003, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02110, served as custodian for each Fund.

59

Report of Independent Auditors

To the Trustees of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) and Shareholders of Municipal Bond Fund and Short-Term Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Bond Fund and Short-Term Municipal Bond Fund ((two of the Funds comprising Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust), hereafter referred to as the “Funds”)) at October 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 24, 2003	PricewaterhouseCoopers LLP

60

Tax Information (Unaudited)

Of the dividends paid from net investment income for the Scudder Municipal Bond Fund, for the taxable year ended October 31, 2003, 100% are designated as exempt interest dividends for federal income tax purposes. Of the dividends paid from net investment income for the Scudder Short-Term Municipal Bond Fund, for the taxable year ended October 31, 2003, 89% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).	68
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66

Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).	66

Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66

Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66

William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66

Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).

* Inception date of the corporation which was the predecessor to the L.L.C.

		69

61

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale [4] 7/17/45 Chairman since 2002 and Trustee since 2002	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).	201

Officers

Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.

Brenda Lyons[5] 2/21/63 President, 2003-present	Managing Director, Deutsche Asset Management

Kenneth Murphy[5] 10/13/63 Vice President and Anti- Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).

Daniel O. Hirsch 3/27/54 Vice President since 2003 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
[5]	Address: Two International Place, Boston, Massachusetts.

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

62

Account Management Resources

For shareholders of Classes A, B, C, Institutional and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field)—or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Class A	Nasdaq Symbol CUSIP Number Fund Number	N/A N/A N/A	SRMAX 81116P 725 436
Class B	Nasdaq Symbol CUSIP Number Fund Number	N/A N/A N/A	SRMBX 81116P 717 636
Class C	Nasdaq Symbol CUSIP Number Fund Number	N/A N/A N/A	SRMCX 81116P 691 736
Class Institutional	Nasdaq Symbol CUSIP Number Fund Number	MGMBX 81116P 782 528	MGSMX 81116P 683 536
Class Investment	Nasdaq Symbol CUSIP Number Fund Number	MMBSX 81116P 774 818	MSMSX 81116P 675 819

63

ITEM 1. REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Municipal Bond Fund

Scudder Short-Term Municipal Bond Fund

Semiannual Report to Shareholders

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, although each fund seeks income that is federally tax free, a portion of each fund’s returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of each fund’s shares. Please read each fund’s prospectus for specific details regarding their investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary April 30, 2004

Scudder Municipal Bond Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

Returns and rankings during all periods shown for the Institutional Class and during the 1-year, 3-year, 5-year and 10-year periods shown for the Investment Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/04

Scudder Municipal Bond Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Institutional Class	.53%	1.98%	5.17%	4.63%	5.83%
Lehman Brothers 5-Year G.O. Index+	.04%	1.80%	5.34%	5.05%	5.58%

Scudder Municipal Bond Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Investment Class	.47%	1.73%	4.97%	4.43%	4.65%
Lehman Brothers 5-Year G.O. Index+	.04%	1.80%	5.34%	5.05%	5.21%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++	Total returns shown for periods less than one year are not annualized.
*	Investment Class shares commenced operations on July 30, 1997. Index returns begin July 31, 1997.

Net Asset Value and Distribution Information

	Institutional Class	Investment Class
Net Asset Value:
4/30/04	$11.03	$11.05
10/31/03	$11.22	$11.24
Distribution Information:
Six Months:
Income Dividends as of 4/30/04	$.25	$.25

Institutional Class Lipper Rankings—Intermediate Municipal Debt Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	33	of	152	22
3-Year	48	of	120	39
5-Year	36	of	98	36
10-Year	8	of	67	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class; other share classes may vary.

3

Growth of an Assumed $250,000 Investment

[] Scudder Municipal Bond Fund—Institutional Class

[] Lehman Brothers 5-Year G.O. Index+

Yearly periods ended April 30

The growth of $250,000 is cumulative.

Comparative Results as of 4/30/04

Scudder Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$254,950	$290,775	$313,500	$440,400
	Average annual total return	1.98%	5.17%	4.63%	5.83%
Lehman Brothers 5-Year G.O. Index+	Growth of $250,000	$254,500	$292,250	$319,825	$430,125
	Average annual total return	1.80%	5.34%	5.05%	5.58%

The growth of $250,000 is cumulative.

Scudder Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class*
Investment Class	Growth of $10,000	$10,173	$11,565	$12,423	$13,594
	Average annual total return	1.73%	4.97%	4.43%	4.65%
Lehman Brothers 5-Year G.O. Index+	Growth of $10,000	$10,180	$11,690	$12,793	$14,023
	Average annual total return	1.80%	5.34%	5.05%	5.21%

The growth of $10,000 is cumulative.

*	Investment Class shares commenced operations on July 30, 1997. Index returns begin July 31, 1997.

+	The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Scudder Short-Term Municipal Bond Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

Returns and rankings during all the periods shown for Institutional Class and the 1-year, 3-year, 5-year and life of class periods shown for Investment Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and Class C shares for the periods prior to February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for sales charge) as of 4/30/04

Scudder Short-Term Municipal Bond Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	.98%	1.97%	3.85%	3.98%	4.84%
Class A	.82%	1.58%	3.57%	3.71%	4.57%
Class B	.45%	.92%	2.80%	2.93%	3.79%
Class C	.54%	.91%	2.80%	2.93%	3.79%
Lehman Brothers 1-Year G.O. Index+	.59%	1.59%	3.14%	3.77%	4.30%

Scudder Short-Term Municipal Bond Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Investment Class	.88%	1.79%	3.62%	3.73%	3.97%
Lehman Brothers 1-Year G.O. Index+	.59%	1.59%	3.14%	3.77%	4.00%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++	Total returns shown for periods less than one year are not annualized.
*	The Fund commenced operations on March 6, 1995. Index returns begin March 31, 1995.
**	Investment Class shares commenced operations on December 3, 1997. Index returns begin November 30, 1997.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class	Investment Class
Net Asset Value: 4/30/04	$10.32	$10.32	$10.32	$10.32	$10.31
10/31/03	$10.36	$10.35	$10.35	$10.35	$10.34
Distribution Information: Six Months: Income Dividends as of 4/30/04	$.13	$.09	$.09	$.14	$.13

Institutional Class Lipper Rankings—Short Municipal Debt Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	53	8
3-Year	2	of	41	5
5-Year	1	of	33	3

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class; other share classes may vary.

Growth of an Assumed $250,000 Investment

[] Scudder Short-Term Municipal Bond Fund—Institutional Class

[] Lehman Brothers 1-Year G.O. Index+

Yearly periods ended April 30

The growth of $250,000 is cumulative.

* The Fund commenced operations on March 6, 1995. Index returns begin March 31, 1995.

5

Comparative Results as of 4/30/04

Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $250,000	$254,925	$280,000	$303,800	$385,325
	Average annual total return	1.97%	3.85%	3.98%	4.84%
Lehman Brothers 1-Year G.O. Index+	Growth of $250,000	$253,975	$274,325	$300,750	$364,550
	Average annual total return	1.59%	3.14%	3.77%	4.30%

The growth of $250,000 is cumulative.

Comparative Results as of 4/30/04

Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$10,179	$11,127	$12,011	$12,832
	Average annual total return	1.79%	3.62%	3.73%	3.97%
Lehman Brothers 1-Year G.O. Index+	Growth of $10,000	$10,159	$10,973	$12,030	$12,817
	Average annual total return	1.59%	3.14%	3.77%	4.00%

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04

Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,955	$10,889	$11,755	$14,755
	Average annual total return	-.45%	2.88%	3.29%	4.34%
Class B	Growth of $10,000	$9,794	$10,664	$11,454	$14,056
	Average annual total return	-2.06%	2.17%	2.75%	3.79%
Class C	Growth of $10,000	$10,091	$10,864	$11,554	$14,055
	Average annual total return	.91%	2.80%	2.93%	3.79%
Lehman Brothers 1-Year G.O. Index+	Growth of $10,000	$10,159	$10,973	$12,030	$14,582
	Average annual total return	1.59%	3.14%	3.77%	4.30%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 6, 1995. Index returns begin March 31, 1995.
**	Investment Class shares commenced operations on December 3, 1997. Index returns begin November 30, 1997.
+	The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers for Scudder Municipal Bond Fund and Scudder Short-Term Municipal Bond Fund. Shelly Deitert is a portfolio manager for the funds. In the following interview, the municipal bond management team discusses the funds’ strategies and the market environment during the semiannual period ended April 30, 2004.

Q: Will you describe the general market environment during the semiannual period ended April 30, 2004?

A: Municipal bonds and the broad bond market, in general, performed well in the six-month period ended April 30, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 1.19% for the semiannual period.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 1.25% for the same period.2

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

In the last two months of 2003, yields of municipal bonds with shorter maturities rose, while yields of bonds with longer maturities declined. Credit concerns lessened, however, as the fiscal condition of states’ and municipalities’ coffers improved. The Federal Reserve Board (the Fed) made no changes to the federal funds rate, the benchmark for market interest rates, which helped to calm investors’ fears of rising interest rates. Throughout this period, the Fed also stated that it believed that inflation would likely remain in check for some time, which also soothed investors’ worries about rising interest rates. A rise in interest rates would cause the price of a bond in the market to fall.

Municipal bond yield curve (as of 10/31/03 and 4/30/04)

Source: Municipal Market Data

In the first quarter of 2004, municipal bonds delivered positive results, but underperformed Treasuries. It appeared that the economy continued to make headway, but employment figures remained less robust, and yields remained low and even moved somewhat lower. Municipal bond yields rose in March and April, particularly following employment reports that exceeded market estimates for job creation.

Overall for the period, municipal bond yields generally rose and the yield curve flattened as rates on shorter-term bonds rose more than those on longer-term bonds. (The graph above shows municipal bond yield changes from the beginning to the end of the period.) The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and to refinance old debt at lower rates. As states completed much of the refinancing and new issuance that they needed, supply became somewhat less abundant toward the final months of 2003 and early 2004. Issuance levels heightened once again beginning in March 2004. Supply and demand factors are important because they are one way a bond’s price can be driven higher or lower. High demand or low supply can cause a bond’s price to rise, while lessened demand or a flood of supply can cause a bond’s price to decline. A bond’s yield moves in the opposite direction of its price.

Q: How did Scudder Municipal Bond Fund perform for the six-month period ended April 30, 2004?

A: Scudder Municipal Bond Fund posted strong results in the period, outpacing its benchmark and

7

average Lipper peer. The fund’s total return of 0.53% (Institutional Class shares) exceeded the return of its average peer in the Lipper Intermediate Municipal Debt Funds category, which gained 0.33%.3 The fund also outpaced its benchmark, the unmanaged Lehman Brothers 5-Year General Obligation Index, which returned 0.04%.4 (Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

3 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

4 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did Scudder Short-Term Municipal Bond Fund perform for the six-month period ended April 30, 2004?

A: Scudder Short-Term Municipal Bond Fund also posted strong results in the period, outpacing its benchmark and average Lipper peer. The fund’s total return of 0.82% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) exceeded that of its average peer in the Lipper Short Term Municipal Debt Funds category, which gained 0.21%.5 The fund’s benchmark, the unmanaged Lehman Brothers 1-Year General Obligation Bond Index, gained 0.59% for the period.6 (Please see pages 6 through 8 for the performance of other share classes and more complete performance information.)

5 The Lipper Short Term Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than 3 years.

6 The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What changes have you made to Short-Term Municipal Bond Fund since taking over management on October 17, 2003—shortly before the semiannual period began?

A: First, we worked over the period to sell most of the Short-Term Municipal Bond Fund’s stake in taxable bonds. We have replaced these bonds with municipal bonds that we believe have strong fundamentals and good market liquidity. We believe this change will benefit the fund’s long-term results. Overall, we are looking to add bonds that have a higher degree of liquidity to both funds.

We have also shortened the duration of Scudder Short-Term Municipal Bond Fund to more closely track that of its benchmark.7 This positioning aided the fund’s returns during the latter part of the period, as shorter-term yields rose sharply.

7 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: How were the funds positioned, and how did this positioning contribute to their performance?

A: Our selection of premium callable bonds helped boost returns.8 In the period, premium callable bonds outperformed noncallable bonds. For the same maturity, callable bonds offered yields similar to those of noncallable bonds but with a shorter duration. For example, a callable bond would be priced to a 10-year call with a yield equivalent of a 20-year security. Overall, we believe municipal bond valuations relative to Treasuries and agencies are very attractive throughout the yield curve, mostly in two to 10 years.

8 A callable bond can be redeemed by the issuer prior to its maturity. Usually a premium is paid to the bond owner when the bond is called.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

8

Portfolio Summary April 30, 2004

Portfolio Composition	4/30/04	10/31/03
Revenue Bonds	72%	81%
ETM/Prerefunded	11%	7%
General Obligation Bonds	10%	8%
Lease Obligations	5%	2%
Cash Equivalents	2%	2%
	100%	100%

Quality	4/30/04	10/31/03
AAA	67%	60%
AA	7%	12%
A	11%	15%
BBB	6%	8%
Not Rated	9%	5%
	100%	100%

Effective Maturity	4/30/04	10/31/03
0 < 5 years	53%	50%
5 < 10 years	30%	34%
10 < 15 years	14%	11%
Greater than 15 years	3%	5%
	100%	100%

Top Five State Allocations	4/30/04	10/31/03
Texas	12%	13%
Pennsylvania	10%	10%
New York	9%	5%
Illinois	8%	7%
Tennessee	5%	4%

Portfolio composition, quality, effective maturity and state allocations are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

9

Investment Portfolio as of April 30, 2004 (Unaudited)

Scudder Municipal Bond Fund	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
Alabama 3.8%
Alabama, Housing Finance Authority, Multi-Family Mortgage, The Club Apartments, Series I, AMT, 5.65%, 6/1/2008	1,875,000	2,047,031
Birmingham, AL, Industrial Development Authority, Pines at Camelback Apartments Project, Series A:
4.9%, 5/1/2006 (c)	145,000	145,035
5.0%, 5/1/2007 (c)	125,000	125,041
5.3%, 5/1/2013 (c)	310,000	310,174
Birmingham, AL, Medicial Clinic Board, Baptist Medical Center, ETM, 8.25%, 7/1/2005	120,000	121,346
Birmingham, AL, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (c)	3,590,000	4,064,311
Birmingham, AL, Special Care Facilities Financing Authority, Methodist Home for Aging, 5.0%, 3/1/2014 (d)	3,560,000	3,726,003
Lauderdale & Florence Counties, AL, Public Hospital, ETM, 7.0%, 7/1/2007	160,000	172,608
West Jefferson, AL, Amusement & Public Park Authority, Visionland Alabama Project, Prerefunded @ 102, 7.5%, 12/1/2008	610,000	676,789

		11,388,338

Alaska 0.1%
Anchorage, Alaska, GO, Series B, 5.875%, 12/1/2014 (c)	365,000	413,129

American Samoa 0.2%
Territory of American Samoa, GO, 5.75%, 9/1/2005 (c)	495,000	519,309

Arizona 0.5%
Arizona, Health Facilities, Authority Hospital System Revenue, Refunding, ETM, 6.25%, 9/1/2011 (c)	215,000	228,455
Yuma, AZ, Industrial Development Authority, Multi-Family Mortgage Regency Apartments, Series A, 5.4%, 12/20/2017	1,395,000	1,402,993

		1,631,448

Arkansas 0.1%
Drew County, AR, Public Facilities Board, Single Family Mortgage, Series A-2, 7.9%, 8/1/2011	58,003	59,894
Fayetteville, AR, Public Facilities Board, Single Family Mortgage, 7.25%, 4/1/2011	80,000	81,252
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (c)	120,000	139,924
Rogers County, AR, Sales & Use Tax Redevelopment, 5.35%, 11/1/2011	40,000	40,139
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	60,622	61,534

		382,743

10

California 4.4%
Abag, CA, Finance Authority for Nonprofit Corporations, American Baptist Homes, Series A, 5.5%, 10/1/2007	230,000	237,293
California, State GO:
4.5%, 12/1/2010	100,000	103,700
5.0%, 6/1/2009	100,000	106,916
5.0%, 2/1/2012	625,000	648,993
5.0%, 2/1/2013	550,000	571,956
5.25%, 2/1/2007	275,000	293,139
5.5%, 10/1/2005	100,000	104,916
6.0%, 4/1/2018	1,700,000	1,887,017
6.3%, 9/1/2011	250,000	285,205
6.5%, 2/1/2008	150,000	167,832
6.75%, 3/1/2007	500,000	553,810
6.75%, 8/1/2011	200,000	233,628
7.0%, 3/1/2005	100,000	104,507
7.2%, 5/1/2008	50,000	57,513
California, Statewide Community Housing Development Authority, Multi-Family Revenue, Pioneer Gardens Apartments, Series E, Mandatory Put @ 100, AMT, 5.5%, 6/1/2031 (b)	875,000	935,594
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	130,000	149,429
Fresno, CA, Multi-Family Housing Authority, Central Valley Coalition Projects, AMT:
Series A, 5.15%, 8/1/2007	135,000	140,194
Series A, 5.15%, 8/1/2007	68,000	70,777
Series B, 6.65%, 5/20/2008	285,000	302,382
Kern County, CA, Multi-Family Housing Authority, Pioneer Pines, Series A, 6.15%, 10/20/2043	3,000,000	3,045,540
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	1,905,000	2,056,257
Los Angeles, CA, Multi-Family Housing, Earthquake Rehabilitation, Series A, AMT, 5.7%, 12/1/2027	880,000	934,736
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	35,529

		13,026,863

Colorado 2.8%
Aurora, CO, Centretech Metropolitan District, GO, Series C, Mandatory Put @ 100, 4.875%, 12/1/2028 (b) (d)	1,280,000	1,349,657
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	40,000	40,890
Boulder County, CO, Community Hospital Project, ETM, 7.0%, 7/1/2009	155,000	172,371
Colorado, Health Facilities Revenue Authority, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	140,000	164,858
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, AMT, 5.7%, 10/1/2021	1,050,000	1,050,683
Colorado, Housing Finance Authority, Single Family Program:
Series A, 4.75%, 11/1/2005	10,000	10,124
Series D-1, AMT, 5.0%, 5/1/2005	5,000	4,991
AMT, 5.75%, 11/1/2004	5,000	4,996
Series A-3, 6.5%, 5/1/2016	215,000	219,195
Series B-3, 6.55%, 5/1/2025	280,000	285,446
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, 5.0%, 11/1/2015	30,000	30,460
Denver, CO, Multi-Family Housing Revenue, 5.25%, 12/20/2022	500,000	509,915
Interlocken Metropolitan District, CO Series A, 5.75%, 12/15/2019 (c)	2,200,000	2,335,476
Westminster, Co, Multi-Family Housing, Semper Village Apartments, Mandatory Put @ 100, AMT 5.95%, 9/1/2015 (b)	1,670,000	1,687,735
Westminster, CO, Multi-Family Revenue Refunding Housing, Oasis Wexford Apartments, Mandatory Put @100, 5.349%, 12/1/2025 (b)	270,000	277,382

		8,144,179

Delaware 0.4%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	36,682
Delaware, Economic Development Authority, Wilmington Friends School Project:
6.3%, 7/1/2004	65,000	65,256
6.3%, 7/1/2005	70,000	71,513
6.3%, 7/1/2006	75,000	76,448
6.3%, 7/1/2007	80,000	81,207
6.3%, 7/1/2008	85,000	85,898
6.3%, 7/1/2009	90,000	90,910
6.3%, 7/1/2010	95,000	95,619
6.3%, 7/1/2011	100,000	100,527
6.3%, 7/1/2012	110,000	110,321
6.3%, 7/1/2013	115,000	115,123
Wilmington, DE, Park Authority, Series B, ETM, 7.15%, 8/1/2006	145,000	148,265

		1,077,769

11

District of Columbia 0.1%
District of Columbia, Housing Finance Agency, Mayfair Mansions Apartments, AMT, 5.0%, 2/1/2008	375,000	390,521

Florida 2.3%
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded @ 100, 6.875%, 9/1/2008	190,000	205,569
Dade County, FL, Aviation Revenue, Series E, 5.4%, 10/1/2007 (c)	50,000	53,274
Dade County, FL, County Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	250,000	258,097
Dade County, FL, Housing Finance Authority, Multi-Family Mortgage, Midway Point Phase I, Series A, Mandatory Put @100, AMT, 5.9%, 6/1/2026 (b)	790,000	800,294
Dade County, FL, Housing Finance Authority, Single Family Mortgage Revenue, Series B-1, AMT, 6.1%, 4/1/2027	1,331,195	1,398,460
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	310,000	350,449
Gainesville, FL, Utility Systems Revenue, ETM, 6.3%, 10/1/2006	130,000	132,278
Hillsborough County, FL Series B, 5.125%, 10/1/2017 (c)	1,250,000	1,287,300
Miami Beach, FL, Housing Authority, Series 8, 6.625%, 1/15/2009	900,000	932,166
Miami, FL, Fernando Apartments, 5.9%, 6/1/2025	320,000	330,390
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	765,000	893,268
St. John’s County, FL, Industrial Development Authority, Industrial Development Revenue, Series A, 5.5%, 3/1/2017 (c)	185,000	202,939

		6,844,484

Georgia 2.0%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	478,202
Augusta, GA, Housing Rehabilition, Multi-Family Housing, Bon Air, Series C, 7.0%, 9/1/2005	260,000	261,113
Carrollton, GA, Housing Authority Mortgage Revenue, Carrollton Village Apartments, 6.4%, 3/20/2043	1,940,000	1,959,225
Clayton County, GA, Multi-Family Housing Authority, Pointe South Apartments Projects, AMT, 5.75%, 1/1/2013	100,000	104,838
Fulton County, GA, Housing Authority, Single Family Mortgage, Series A, AMT, 6.2%, 3/1/2013	35,000	34,555
Gwinnett County, GA, Multi-Family Housing Authority, Singleton-Oxford Association, Series A, Mandatory Put @ 100, 5.5%, 4/1/2026 (b)	930,000	950,785
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	1,070,000	1,186,288
6.5%, 10/1/2013	800,000	933,800

		5,908,806

Hawaii 1.9%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,131,453
5.75%, 1/20/2036	2,395,000	2,489,962
Hawaii, Housing Finance & Development Corp., Single Family Mortgage, Series A, AMT, 5.2%, 7/1/2012	1,710,000	1,792,832
Honalulu, HI, Housing Authority, Multi-Family Mortgage, Waipahu Towers Project, Series A, AMT, 6.9%, 6/20/2005	65,000	66,694

		5,480,941

12

Idaho 1.3%
Idaho, Housing & Finance Association:
Series A, Class III, AMT, 5.55%, 7/1/2020	2,330,000	2,412,016
Series E-2, 5.9%, 1/1/2015	620,000	656,034
Idaho, Housing & Finance Association, Single Family Mortgage:
Series F-2, AMT, 5.1%, 7/1/2012	330,000	341,989
Series C-2, AMT, 5.25%, 7/1/2011	140,000	143,955
Series B, AMT, 5.65%, 7/1/2009	150,000	154,503
Idaho, Housing Agency, Single Family Mortgage, Series F, AMT, 5.8%, 7/1/2007	210,000	211,516

		3,920,013

Illinois 8.3%
Alton, IL, Hospital Facility, Alton Memorial Hospital Project, ETM, 7.0%, 7/1/2005	150,000	155,426
Belleville, St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	70,000	79,877
Davis Junction, IL, Solid Waste Improvements, GO:
Series B, 5.5%, 4/15/2010 (d)	690,000	743,013
Series B, 5.875%, 4/15/2016 (d)	60,000	64,162
Des Plaines, IL, Hospital Facility, Holy Family Hospital:
ETM, 7.0%, 1/1/2007	100,000	107,667
ETM, 7.0%, 1/1/2007 (c)	75,000	80,750
ETM, 7.0%, 1/1/2007 (c)	90,000	96,901
Du Page County, IL, Special Services Area No.11, 6.75%, 1/1/2014	875,000	976,614
Du Page County, IL, Special Services Area No.26, Bruce Lake Subdivision, GO:
5.0%, 1/1/2013	65,000	65,822
5.15%, 1/1/2014	65,000	65,924
5.25%, 1/1/2005	40,000	40,797
5.25%, 1/1/2006	45,000	46,867
5.25%, 1/1/2007	45,000	47,506
5.25%, 1/1/2008	50,000	53,021
5.25%, 1/1/2009	50,000	53,028
5.25%, 1/1/2010	55,000	58,053
5.25%, 1/1/2016	150,000	151,308
5.375%, 1/1/2011	60,000	63,169
5.5%, 1/1/2012	35,000	36,875
5.5%, 1/1/2019	255,000	257,520
5.75%, 1/1/2022	300,000	299,643
Fairfield, IL, Economic Development Authority, Wayne County Center Project, 6.0%, 12/15/2005	155,000	160,679
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	120,000	131,779
Grayslake, IL, Multi-Family Housing, Country Squire Apartments Project, Series A, 6.0%, 6/1/2005	210,000	211,037
Greater Peoria, IL, Airport Authority, GO, AMT, 6.5%, 12/1/2005 (c)	95,000	97,540
Illinois, Development Finance Authority, Catholic Health, Series A, 5.15%, 2/15/2006 (c)	765,000	798,369
Illinois, Development Finance Authority, Debt Restructure East Saint Louis, GO, 6.875%, 11/15/2005	280,000	294,311
Illinois, Development Finance Authority, Fund For Child Project, Series A, 7.4%, 9/1/2004	320,000	323,059
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008 (c)	50,000	52,306
Illinois, Educational Facilities, Authority Revenue Refunding Augustana College:
4.6%, 10/1/2008	135,000	143,822
5.0%, 10/1/2013	280,000	304,461
Illinois, Health Facilities Authority, Lutheran Social Services, 6.125%, 8/15/2010	635,000	632,968
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	225,000	249,428
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	380,000	410,582
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010	255,000	260,429
Illinois, Upper River Valley Development Authority, Waster Recovery Illinois Project, AMT, 5.9%, 2/1/2014	1,750,000	1,705,568
Oak Lawn, IL, GO, 5.25%, 12/1/2004 (c)	30,000	30,695
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (c)	9,030,000	9,408,718
Rockford, IL, Faust Landmark Apartments, Series A, AMT, 5.625%, 1/1/2007 (c)	125,000	128,760
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project:
Series A, 5.55%, 11/1/2006	140,000	145,215
Series A, 6.15%, 11/1/2022	1,385,000	1,431,716
Silvas, IL, Mortgage Revenue:
4.9%, 8/1/2011	1,110,000	1,176,877
5.2%, 8/1/2017	1,285,000	1,326,557
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,543,205

		24,512,024

13

Indiana 1.7%
Gary, IN, Mortgage Redevelopment, Willow On Clark Apartments:
Series A, AMT, 4.75%, 8/20/2008	200,000	208,498
Series A, AMT, 5.15%, 8/20/2013	280,000	292,737
Series A, AMT, 5.25%, 8/20/2018	240,000	247,378
Indiana, Health Facilities Finance Authority, Kings Daughters Hospital:
5.1%, 2/15/2006 (c)	290,000	304,685
5.1%, 8/15/2006 (c)	300,000	318,747
5.25%, 2/15/2008 (c)	305,000	329,010
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,272,763
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	2,000,000	2,001,020
Lawrence, IN, Multi-Family Housing Revenue Refunding, Pinnacle Apartments, AMT, 5.05%, 1/1/2008	195,000	202,642

		5,177,480

Kansas 0.3%
McPherson, KS, Electric Utility Revenue, Prerefunded @ 100, ETM, 5.9%, 3/1/2007	800,000	870,480
Merriam, KS, Hospital Revenue, Shawnee Mission Medical Center, ETM, 6.9%, 6/1/2005	70,000	72,069

		942,549

Kentucky 0.2%
Kentucky, Turnpike Authority:
ETM, 6.125%, 7/1/2007	377,000	401,463
ETM, 6.625%, 7/1/2008	180,000	196,886

		598,349

Louisiana 2.9%
Iberia, LA, Single Family Mortgage, 7.375%, 1/1/2011	85,000	86,339
Louisiana, Housing Finance Agency, Malta Square Project:
AMT, 6.45%, 9/1/2027	470,000	495,728
AMT, 6.5%, 9/1/2038	1,220,000	1,283,549
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	320,000	361,466
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,720,000	4,279,339
Tensas Parish County, LA, GO, 7.0%, 9/1/2018	1,825,000	2,071,539

		8,577,960

14

Maine 0.1%
Bucksport, ME, Solid Waste Disposal Revenue, Champ International Corp. Project, 6.25%, 5/1/2010	100,000	100,014
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (c)	50,000	51,373

		151,387

Maryland 0.6%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	450,000	467,343
Baltimore, MD, City Housing Corporate Revenue, 7.75%, 10/1/2009	255,000	255,658
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue, 7.0%, 8/1/2033	1,025,000	1,098,421

		1,821,422

Massachusetts 2.6%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	505,000	549,102
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliate, 4.85%, 9/1/2013 (c)	310,000	318,088
Massachusetts, Development Finance Agency, Worcester Redevelopment Authority, 6.0%, 6/1/2024 (c)	1,050,000	1,054,368
Massachusetts, Educational Loan Authority, Series A, AMT, 7.25%, 1/1/2009 (c)	105,000	105,911
Massachusetts, Health & Educational Authority, Beth Isreal Hospital, ETM, 5.75%, 7/1/2006	25,000	26,080
Massachusetts, Housing Finance Agency, Series A, AMT, 6.125%, 12/1/2011 (c)	175,000	180,943
Massachusetts, Industrial Finance Agency, Assisted Living Facilities, Arbors at Taunton, AMT, 5.3%, 6/20/2019	360,000	368,957
Massachusetts, Industrial Finance Agency, Draper Place Project, AMT, 5.4%, 8/20/2012	240,000	253,037
Massachusetts, Industrial Finance Agency, Higher Education, Hampshire College Project, 5.8%, 10/1/2017	1,655,000	1,703,343
Somerville, MA, Multi-Family Housing Revenue, 4.6%, 11/20/2015	2,935,000	3,033,704

		7,593,533

Michigan 1.1%
Battle Creek, MI, Economic Development Authority, Kellogg Company Project, 5.125%, 2/1/2009	205,000	211,586
Detroit, MI, Water Supply, ETM, 8.875%, 1/1/2005	115,000	120,297
Grand Rapids Charter Township, MI, Porter Hills Obligated Group, 5.2%, 7/1/2014	890,000	921,969
Kalamazoo, MI, Economic Development Corp., Revenue Refunding, 5.75%, 5/15/2005	100,000	101,215
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015 (d)	1,200,000	1,243,188
Michigan, Strategic Fund Obligation, Ford Motor Credit, Series A, ETM, 7.875%, 8/15/2005	115,000	122,199
Petoskey, MI, Hospital Finance Authority, ETM, 6.7%, 3/1/2007	295,000	317,234
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	200,000	230,366

		3,268,054

Minnesota 1.9%
Minnesota, General Obligation, 5.0%, 8/1/2016	3,000,000	3,168,870
Minnesota, White Earth Band of Chippewa, 7.0%, 12/1/2011 (c)	2,000,000	2,239,860
Rochester, MN, Saint Mary’s Hospital, ETM, 5.75%, 10/1/2007	255,000	271,570

		5,680,300

Mississipi 1.9%
Corinth & Alcorn Counties, MS, Magnolia Regional Health Center, Series B, 5.125%, 10/1/2010	590,000	618,509
Jackson, MS, Housing Authority, Multi-Family Revenue, The Woodlands, Series A, AMT, 5.3%, 4/1/2019 (c)	490,000	500,217
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007	260,000	281,728
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (c)	1,345,000	1,392,653
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue Refunding, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,741,273
Mississippi, Home Corp., Single Family Mortgage, Access Program, Series A, AMT, 5.0%, 6/1/2004	20,000	20,053

		5,554,433

15

Missouri 1.4%
Boone County, MO, Industrial Development Authority, Otscon Inc. Project, Mandatory Put @ 100, AMT, 5.125%, 5/1/2018 (b) (d)	1,490,000	1,503,395
Bridgeton, MO, Industrial Development Authority, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	170,000	174,500
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007 (d)	170,000	181,322
Missouri, Housing Development Community, Single Family Mortgage, AMT, 6.625%, 12/1/2017	70,000	70,081
Missouri, Rehabilitation Center Project, COP, Series A, 6.0%, 11/1/2015	100,000	105,611
Pacific & Franklin Counties, MO, Industrial Development Authority, Clayton Corp. Project:
AMT, 6.2%, 5/1/2012 (d)	720,000	742,918
AMT, 6.45%, 5/1/2017 (d)	720,000	743,544
Springfield, MO, Law Enforcement Communication, COP, 5.5%, 6/1/2010	60,000	66,117
St. Louis, MO, Land Clearance Redevelopment Authority, Westminsters Place Apartments, Series A, Mandatory Put @100, 5.95%, 7/1/2022 (b)	450,000	480,136

		4,067,624

Montana 0.1%
Missoula County, MT, Community Hospital, ETM, 7.125%, 6/1/2007 (c)	238,000	257,092

Nebraska 0.4%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	470,000	489,679
Woolworth, NE, Housing Mortgage Development Corp., Section 8 Assisted Project, 5.35%, 7/1/2021 (c)	690,000	690,117

		1,179,796

Nevada 0.4%
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	270,000	280,587
Series C-1, AMT, 5.45%, 4/1/2010	130,000	129,312
Series E, AMT, 6.0%, 10/1/2009	110,000	112,956
Series B, AMT, 6.35%, 10/1/2007	100,000	101,400
Series A, AMT, 6.45%, 10/1/2007	100,000	101,311
Nevada, Housing Division, Single Family Program, Series B-1, 6.2%, 10/1/2015	210,000	214,425
Nevada, Multi Unit Housing, Saratoga Palms, AMT, 5.9%, 4/1/2006	165,000	174,406

		1,114,397

New Hampshire 1.9%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.75%, 1/1/2005	130,000	132,406
4.85%, 1/1/2007	130,000	136,154
4.9%, 1/1/2008	145,000	152,744
5.55%, 1/1/2018	185,000	187,949
6.05%, 1/1/2012 (c)	3,580,000	3,921,067
New Hampshire, Higher Education & Health Facility, Kendal at Hanover Issue:
5.2%, 10/1/2006 (d)	625,000	626,356
5.3%, 10/1/2007 (d)	475,000	475,884

		5,632,560

New Jersey 0.4%
Carlstadt, NJ, Sewer Authority, Sewer Revenue, 5.25%, 1/1/2007	56,000	58,252
New Jersey, Economic Development Authority, Cadbury Corp. Project, Series A, 4.85%, 7/1/2004 (c)	265,000	266,370
New Jersey, Higher Education Revenue, Education Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	820,000	839,016
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	45,000	49,476

		1,213,114

16

New Mexico 0.7%
Albuquerque, NM, Class B-2, CMO, Zero Coupon, 5/15/2011 (c)	996,000	567,172
Bernalillo County, NM, Multi-Family Housing Sunchase Apartments, Series A, Madatory Put @ 100, 5.8%, 11/1/2025 (b)	1,130,000	1,143,029
New Mexico, Mortgage Finance Authority, Multi-Family Housing, Sandpiper Apartments:
Series A, AMT, 5.5%, 7/1/2017	120,000	125,135
Series A, AMT, 5.6%, 7/1/2028	250,000	255,620

		2,090,956

New York 9.2%
Albany, NY, Housing Authority, Lark Drive Associates:
AMT, 5.2%, 12/1/2013 (d)	40,000	42,010
AMT, 5.4%, 12/1/2018 (d)	40,000	41,637
East Rochester, NY, Housing Authority, St. Johns Meadow, Series A, 5.125%, 8/1/2018	600,000	618,588
New York, Dormitory Authority, Capital Appreciation, Prerefunded @ 100, Series C, ETM, Zero Coupon, 7/1/2004 (c)	50,000	49,890
New York, Dormitory Authority, Lease Revenue, Court Facilities:
Series A, 5.25%, 5/15/2010	3,540,000	3,844,971
Series A, 5.25%, 5/15/2011	1,240,000	1,335,542
Series A, 5.75%, 5/15/2014	3,715,000	4,100,320
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (c)	975,000	1,025,232
6.1%, 8/1/2041 (c)	1,000,000	1,086,580
New York, Dormitory Authority, St. Joseph’s Hospital, 5.25%, 7/1/2018 (c)	450,000	467,275
New York, Dormitory Revenue Authority, State University Education Facilities, 5.0%, 5/15/2010	300,000	319,869
New York, NY, General Obligation, Series I, 5.0%, 8/1/2018	6,000,000	6,095,820
New York, NY, Industrial Development Agency, College of Aeronautics Project:
5.0%, 5/1/2006	345,000	360,439
5.2%, 5/1/2009	205,000	217,771
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014 (d)	600,000	618,264
Onondaga County, NY, Industrial Development Agency, Civic Facilities Revenue, Lemoyne College Project, Series A, 5.0%, 3/1/2007	180,000	189,745
Syracuse, NY, Housing Authority, Lorretto Rest Homes, Series A, 5.0%, 8/1/2007	815,000	850,355
Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	4,920,000	5,246,590
Triborough Bridge & Tunnel Authority, NY, Convention Center Project, Series E, 7.25%, 1/1/2010	315,000	360,363
Yates County, NY, Industrial Development Agency, Soldiers & Sailors Memorial Hospital, 5.5%, 2/1/2019 (d)	330,000	339,520

		27,210,781

North Carolina 0.1%
North Wilkesboro, NC, Housing Development Corp., Multi-Family Revenue, Wilkes Tower, Series A, 6.35%, 10/1/2022	200,000	206,140
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	180,000	194,121

		400,261

North Dakota 0.8%
Fargo, ND, Hospital Revenue, Meritcare Hospital, 5.6%, 6/1/2013 (c)	1,250,000	1,362,563
North Dakota, Housing Financial Agency Revenue, Housing Finance Program:
Series B, AMT, 4.0%, 7/1/2010	345,000	353,925
Series B, AMT, 4.125%, 7/1/2011	345,000	352,618
Series D, AMT, 4.55%, 7/1/2008	65,000	66,700
Series D, AMT, 4.85%, 7/1/2011	80,000	82,290
Series D, AMT, 4.95%, 1/1/2012	80,000	82,355
Series D, AMT, 5.0%, 1/1/2013	85,000	87,537

		2,387,988

17

Ohio 2.2%
Bridlewood, Village Apartments, OH, Certificate of Participation, Class A, 5.6%, 9/1/2021	1,516,117	1,541,588
Cuyahoga County, OH, Mortgage Revenue, AMT, 5.2%, 9/20/2009	155,000	158,993
Cuyahoga County, OH, Multi-Family Housing Water Street Association, AMT, 6.25%, 12/20/2036	975,000	1,027,679
Jefferson County, OH, GO, 6.625%, 12/1/2005 (c)	90,000	94,644
Lucas-Palmer Housing Development Corp., OH, Palmer Gardens, Series A, 5.9%, 7/1/2007 (c)	175,000	182,429
Ohio, Capital Corp. for Housing Mortgage Revenue, Section 8, Series D, 5.55%, 8/1/2024	540,000	541,841
Ohio, Capital Corp. for Housing Mortgage Revenue, Section 8 Assisted Project, Series C, 5.1%, 7/1/2009 (c)	255,000	255,324
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	795,000	795,978
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	70,000	74,691
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	60,000	65,055
Stark County, OH, Health Care Facility, Rose Land Inc. Project:
5.3%, 7/20/2018	850,000	880,549
5.35%, 7/20/2023	940,000	960,464

		6,579,235

Oklahoma 0.9%
Grand River, OK, Dam Authority, ETM, 6.25%, 11/1/2008	615,000	655,719
McAlester, OK, Public Works Authority:
ETM, 8.25%, 12/1/2004 (c)	115,000	119,673
ETM, 8.25%, 12/1/2005 (c)	60,000	66,124
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	235,000	233,639
Oklahoma, Ordnance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,645,140

		2,720,295

Oregon 0.3%
Cow Creek Bank, OR, Umpqua Tribe Indians, Oregon Revenue, Series B, 144A, 5.1%, 7/1/2012 (c)	880,000	908,653
Oregon, Health Housing Educational & Cultural Facilities Authority, Cedarwest Housing, Series A, AMT, 4.65%, 1/2/2008 (d)	75,000	77,921

		986,574

Pennsylvania 9.6%
Allegheny County, PA, Hospital Development Authority, North Hills Passavant Hospital, ETM, 6.75%, 7/1/2005	95,000	98,059
Allegheny County, PA, Residental Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	205,000	213,505
Beaver County, PA, Industrial Development Authority, Health Care Revenue Refunding, 4.85%, 5/20/2010	1,520,000	1,604,922
Berks County, PA, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, Series A, 5.15%, 1/1/2019	1,610,000	1,633,184
Bucks County, PA, Saint Mary’s Hospital Authority, ETM, 6.625%, 7/1/2004	25,000	25,229
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2006	265,000	265,429
5.0%, 10/15/2007	310,000	310,403
5.1%, 10/15/2008	120,000	120,124
5.125%, 10/15/2009	230,000	230,175
5.3%, 10/15/2011	280,000	280,103
Cumberland County, PA, Municipal Revenue Authority, Presbyterian Homes Project, 6.0%, 12/1/2026	1,210,000	1,189,370
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	105,098
Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania, Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,080,750
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	809,272
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	113,698
Series B, 5.75%, 3/15/2013	1,265,000	1,284,114
5.85%, 3/15/2017	325,000	332,852

18

Fayette County, PA, Hospital Authority, Uniontown Hospital:
5.2%, 6/15/2004 (c)	210,000	211,029
5.45%, 6/15/2007 (c)	340,000	366,874
Lancaster, PA, Sewer Authority, ETM, 6.0%, 4/1/2012	80,000	88,636
Montgomery County, PA, GO, ETM, 9.0%, 8/15/2004	40,000	40,899
Mount Lebanon, PA, Hospital Authority, ETM, 7.0%, 7/1/2006	100,000	105,782
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	100,000	113,755
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (c)	800,000	846,096
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation:
Series A, 5.4%, 11/15/2007 (c)	350,000	374,133
Series C, 5.875%, 11/15/2018 (c)	1,450,000	1,545,903
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	530,000	551,603
Pennsylvania, Higher Educational Facility, University of the Arts:
4.75%, 3/15/2005 (c)	125,000	125,327
4.85%, 3/15/2006 (c)	200,000	200,428
5.1%, 3/15/2009 (c)	230,000	230,306
Pennsylvania, Higher Educational Facility, Ursinus College, 5.4%, 1/1/2006	190,000	201,098
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 64, AMT, Zero Coupon, 4/1/2030	1,505,000	1,187,565
Series 65A, AMT, 4.6%, 10/1/2008	145,000	153,503
Philadelphia, PA, Airport Revenue, AMT, 5.375%, 6/15/2012 (c)	2,600,000	2,747,810
Philadelphia, PA, Hospital & Higher Education Authority, Centralized Comprehensive Human Services, Series A, 6.125%, 1/1/2013	3,335,000	3,430,581
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,691,949
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, 4.75%, 2/1/2008	230,000	240,566
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians’ Office, Series A, 9.375%, 7/1/2010	480,000	480,485
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	725,000	738,688
Philadelphia, PA, Redevelopment Authority, First Lien Mortgage, Series A, 6.5%, 1/1/2029	664,200	681,549
Pittsburgh, PA, Urban Redevelopment Authority, Series C, AMT, 5.95%, 10/1/2029	120,000	123,365
Scranton-Lackawanna Counties, PA, University of Scranton Project, 5.15%, 11/1/2011 (c)	250,000	270,210
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (c)	1,065,000	1,104,554

		28,548,981

Rhode Island 0.5%
Rhode Island, Industrial Facilities Corp., Industrial Development Revenue, Building Authority Program, AMT:
5.25%, 4/1/2011	230,000	236,704
5.3%, 4/1/2012	245,000	249,819
5.35%, 4/1/2013	265,000	268,964
5.4%, 4/1/2014	65,000	65,670
5.5%, 4/1/2019	305,000	303,756
5.6%, 4/1/2024	380,000	369,584

		1,494,497

South Carolina 3.3%
Columbia, SC, Waterworks & Sewer Systems, ETM, 7.75%, 1/1/2011	3,505,000	4,103,303
South Carolina, Economic Jobs Development, Westminster Presbyterian, Series A, 5.125%, 11/15/2008	448,000	472,331
South Carolina, Housing Finance & Development Authority, Bryon Point Apartments Project, Mandatory Put @ 100, AMT, 5.7%, 6/1/2025 (b)	2,290,000	2,319,884
South Carolina, Housing Finance & Development Authority, Hunting Ridge Apartments, Mandatory Put @ 100, 6.75%, 6/1/2025 (b) (d)	755,000	768,114
South Carolina, Housing Finance & Development Authority, Westbury Plantation, 6.05%, 7/1/2027	315,000	316,881
South Carolina, Job Economic Development, Anderson Project, Series A, 5.375%, 8/1/2043	500,000	487,510
South Carolina, Jobs Economic Development Revenue Authority, Ebenezer Nursing, 6.9%, 1/20/2037	1,295,000	1,419,631

		9,887,654

19

Tennessee 4.7%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	260,000	304,988
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (c)	465,000	499,215
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home Inc. Project, Series A, Prerefunded @ 105, 9.0%, 10/1/2022	185,000	229,763
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Homes Inc. Project, Series A, 7.25%, 6/20/2036	5,870,200	5,927,434
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (c)	570,000	578,647
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (c)	1,000,000	1,017,260
Nashville & Davidson Counties, TN, Health & Education Facility Revenue Board, Multi-Family Housing, Mandatory Put @ 100, 5.2%, 2/1/2021 (b)	1,610,000	1,696,054
Nashville & Davidson Counties, TN, Multi-Family Housing, Beechwood Terrace, Series A, 6.625%, 3/20/2036	240,000	262,558
Nashville & Davidson Counties, TN, Multi-Family Housing, Welch Bend Apartments, Series A, Mandatory Put @ 100, 5.5%, 1/1/2027 (b)	1,600,000	1,690,416
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (c)	1,340,000	1,420,976
Shelby County, TN, Multi-Family Housing, Windsor Apartments, Series A, 6.75%, 10/1/2017 (c)	370,000	370,633
Shelby County, TN, Public Improvements, GO, Series B, 5.25%, 11/1/2006	10,000	10,785

		14,008,729

Texas 11.8%
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, 5.8%, 1/1/2031 (c)	200,000	206,554
Bryon, TX, Higher Education Authority, Allen Academy Project, Series A:
6.5%, 12/1/2006	170,000	180,761
7.3%, 12/1/2016	1,315,000	1,498,824
Capital Area, TX, Housing Finance Corp., IDK Partners II Trust, Series A, 6.5%, 11/1/2019	205,952	206,596
Del Rio, TX, GO:
5.55%, 4/1/2011 (c)	45,000	47,414
5.65%, 4/1/2013 (c)	95,000	99,211
5.75%, 4/1/2016 (c)	45,000	46,737
5.75%, 4/1/2017 (c)	185,000	191,538
6.5%, 4/1/2010 (c)	95,000	104,346
7.5%, 4/1/2008 (c)	95,000	110,198
7.5%, 4/1/2009 (c)	145,000	166,122
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	85,000	93,835
Grand Prairie, TX, Municipal Utilities, Water & Sewer Revenue, 6.5%, 4/1/2012 (c)	1,000,000	1,092,120
Harris County, TX, Municipal Utilities District 368, Water & Sewer Revenue:
5.5%, 9/1/2025 (c)	780,000	786,747
5.5%, 9/1/2026 (c)	825,000	830,998
5.625%, 9/1/2027 (c)	875,000	885,973
5.625%, 9/1/2028 (c)	925,000	936,174
5.625%, 9/1/2029 (c)	730,000	738,475
5.625%, 9/1/2030 (c)	1,035,000	1,046,540
Heart of Texas, Housing Finance Corp., Multi-Family Housing Revenue, 7.4%, 9/20/2035	1,000,000	1,073,200
Houston, TX, Housing Finance Corp., Series A-1, Zero Coupon, 6/1/2014	1,065,000	497,046
Houston, TX, Housing Finance Corp., Newport Apartments Project, AMT, 5.3%, 2/20/2014	680,000	718,502
Houston, TX, Sewer Systems, ETM, 6.375%, 10/1/2008	240,000	262,740
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (c)	385,000	394,613
Lewisville, TX, Combination Contract Revenue, GO, 5.625%, 9/1/2017 (c)	3,545,000	3,706,546
Northeast, TX, Hospital Authority, ETM, 8.0%, 7/1/2008	425,000	476,914
North Texas, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (c)	5,750,000	5,918,072
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	257,628	259,725
Panhandle, TX, Regional Housing Finance Corp., Single Family Mortgage, Series A, AMT, 7.5%, 5/1/2024	185,000	185,792

20

Robstown, TX, Electric Light & Power Revenue:
6.0%, 12/1/2004	100,000	100,365
6.0%, 12/1/2005	100,000	100,333
6.0%, 12/1/2006	100,000	100,333
Southeast, TX, Housing Finance Corp., Residual Revenue Capital Appreciation, Zero Coupon, 9/1/2017	1,695,000	829,024
Tarrant County, TX, Health Facility, South Central Nursing:
Series A, 6.0%, 1/1/2037 (c)	160,000	171,831
Series A, 6.85%, 9/20/2030	2,891,000	2,991,173
Tarrant County, TX, Housing Finance Corp. Revenue, Multi-Family Housing, 6.95%, 3/20/2039	4,312,000	4,461,325
Tarrant County, TX, Housing Finance Corp., Multi-Family Housing, Summit Project, Series A, Mandatory Put @ 100, 5.08%, 9/1/2027 (b)	1,510,000	1,567,425
Tarrant County, TX, Multi-Family Housing Revenue, Lost Spurs Apartments, 6.75%, 9/20/2020	772,000	798,765
Texarkana, TX, Housing Finance Corp., Summerhill, Series A, 5.55%, 1/20/2007	95,000	95,039
Texas, Department Housing & Community Affairs, Single Family Revenue, Series E, 6.0%, 9/1/2017 (c)	805,000	842,465

		34,820,391

Utah 2.6%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (c)	800,000	878,208
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008	245,000	249,998
Salt Lake & Sandy, UT, Metropolitan Water District, Water Revenue:
5.0%, 7/1/2016 (c)	2,020,000	2,135,362
5.0%, 7/1/2017 (c)	2,455,000	2,576,621
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	175,000	179,338
Series B-2, 5.2%, 7/1/2011	190,000	191,788
Series A-2, AMT, 5.25%, 7/1/2011	215,000	221,074
Series A-2, AMT, 5.4%, 7/1/2016	260,000	264,415
Series F-1, Class I, 5.5%, 7/1/2016	115,000	115,550
Series C, Class III, 6.25%, 7/1/2014	435,000	438,723
Utah, Housing Finance Agency, Single Family Mortgage, AMT, 5.25%, 7/1/2012	100,000	104,402
Utah, Housing Finance Agency, Sub-Single Family Mortgage, 5.85%, 7/1/2007 (c)	50,000	50,258
Weber County, UT, Municipal Building Authority, 6.75%, 12/15/2004 (c)	360,000	372,359

		7,778,096

Vermont 0.4%
Vermont, Education & Health Building Finance Authority, Norwich University Project:
5.0%, 7/1/2006	275,000	288,470
5.0%, 7/1/2007	310,000	327,636
5.75%, 7/1/2013	525,000	552,998

		1,169,104

Virginia 1.3%
Chesterfield County, VA, Industrial Development Authority, Multi-Family Housing, Winchester Greens:
5.0%, 7/1/2014	165,000	171,626
5.2%, 7/1/2019	135,000	138,290
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	850,000	914,889
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (c)	2,040,000	2,368,542
Suffolk, VA, Redevelopment and Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018 (c)	160,000	163,642

		3,756,989

21

Washington 2.1%
Grays Harbor County, WA, Public Utility District Number 1, ETM, 5.375%, 1/1/2006	90,000	93,495
Quinault Indian Nation, WA, Entertainment Revenue, 5.8%, 12/1/2015 (c)	300,000	314,772
Seattle, WA, Light & Power Revenue, 7.4%, 11/20/2036	1,132,000	1,283,314
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (c)	1,000,000	1,094,250
Washington, Housing Finance Commission, Convention Deferred Interest, Series 4A, AMT, Zero Coupon, 12/1/2020	2,160,000	1,652,141
Washington, Housing Finance Commission, Nonprofit Housing Revenue, Presbyterian Ministries, Series A:
5.1%, 1/1/2014 (c)	995,000	1,004,443
5.3%, 1/1/2019 (c)	840,000	832,339

		6,274,754

West Virginia 0.5%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008 (d)	190,000	195,603
5.7%, 9/1/2009 (d)	150,000	153,549
Harrison County, WV, CMO, Series B, Zero Coupon, 10/20/2010 (c)	1,598,547	989,820
Marshall County, WV, Capital Appreciation, Zero Coupon, 5/1/2014 (c)	478,000	222,371

		1,561,343

Wisconsin 2.6%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded @ 100, 7.375%, 7/1/2009	110,000	118,443
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	1,110,000	1,116,926
Whitewater, WI, Waterworks System Mortgage, 7.5%, 7/1/2016	185,000	206,070
Wisconsin, Health & Educational Facilities, Revenue Authority, 6.0%, 5/15/2016 (c)	1,000,000	1,042,470
Wisconsin, Health & Educational Facilities, Sister Sorrowful Mothers, Series A, 5.3%, 8/15/2009 (c)	890,000	955,557
Wisconsin, Health & Educational Facilities, Viterbo College Inc. Project, Series A:
5.4%, 2/1/2005 (d)	95,000	97,475
5.75%, 2/1/2012 (d)	390,000	401,665
6.0%, 2/1/2017 (d)	405,000	414,942
Wisconsin, Housing & Economic Development Authority, Series B, AMT, 4.95%, 9/1/2009	305,000	323,672
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series C, 6.25%, 9/1/2017	1,315,000	1,318,314
Wisconsin, Housing & Economic Development Authority, Housing Revenue, 5.8%, 11/1/2013 (c)	1,580,000	1,613,275

		7,608,809

Wyoming 0.1%
Wyoming, Community Development Authority, Series 5, AMT, 5.7%, 12/1/2007	145,000	149,351

Total Investment Portfolio - 100.0% (Cost $290,668,752) (a)		295,905,405

(a)	The cost for federal income tax purposes was $290,670,038. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $5,235,367. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,072,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,837,130.
(b)	Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Investment Portfolio.
(c)	Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	7.4
ACA	American Capital Access	5.1
CONNIE LEE	College Construction Loan Insurance Association	0.5
FGIC	Financial Guaranty Insurance Company	1.3
FSA	Financial Security Assurance	0.3
MBIA	Municipal Bond Investors Assurance	8.4
RADIAN	RADIAN Asset Assurance Incorporated	5.9

(d)	The security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

22

Portfolio Summary April 30, 2004

Portfolio Composition	4/30/04	10/31/03
Revenue Bonds	70%	81%
ETM/Prerefunded	13%	6%
General Obligation Bonds	11%	11%
Lease Obligations	6%	2%
	100%	100%

Quality	4/30/04	10/31/03
AAA	63%	55%
AA	14%	9%
A	6%	15%
BBB	9%	6%
Not Rated	8%	15%
	100%	100%

Effective Maturity	4/30/04	10/31/03
0 < 5 years	85%	85%
5 < 10 years	13%	13%
10 < 15 years	2%	1%
Greater than 15 years	—	1%
	100%	100%

Top Five State Allocations	4/30/04	10/31/03
California	9%	11%
Pennsylvania	7%	9%
Georgia	7%	7%
New York	7%	1%
Illinois	5%	5%

Portfolio composition, quality, effective maturity and state allocations are subject to change.

For more complete details about the fund’s investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

23

Scudder Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Corporate Bonds 0.2%
BFL Funding IV LLC, 144A, 5.95%, 3/1/2010
(Cost $1,785,130)	1,769,837	1,829,481

Municipal Investments 98.2%
Alabama 0.3%
Alabama, Senior Care Revenue, Special Care Finance Authority, ETM, 5.0%, 11/1/2005	655,000	675,063
Auburn, AL, GO, 4.85%, 11/1/2011	821,794	823,035
Auburn, AL, Industrial Development Revenue Board, Auburn Hotel Ltd. Project:
Series A, AMT, ETM, 8.0%, 12/1/2004	200,000	207,418
Series A, 8.5%, 12/1/2013	500,000	564,635
Auburn, AL, Industrial Development Revenue Board, Auburn Hotel Ltd. Project, Prerefunded @103, Series A, AMT, 8.5%, 12/1/2011	60,000	67,756
Auburn, AL, Industrial Development Revenue, Industrial Development Board, Series A, AMT:
8.25%, 12/1/2009	95,000	106,919
8.75%, 12/1/2015	25,000	28,327

		2,473,153

Alaska 0.5%
Alaska, Housing Finance Corp., 5.4%, 12/1/2013	2,185,000	2,235,670
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (e)	2,250,000	2,390,153

		4,625,823

American Samoa 0.1%
Territory of American Samoa, GO, 6.0%, 9/1/2007 (e)	780,000	854,584

Arizona 3.6%
Arizona, Health Facilities, Authority Hospital System Revenue, Refunding, ETM, 6.25%, 9/1/2011 (e)	505,000	536,603
Casa Grande, AZ, Industrial Development Authority, Multi-Family Housing Revenue, Quail Gardens Apartments, Series A, 1.11%, 6/15/2031*	235,000	235,000
Maricopa County, AZ, Industrial Development Authority, Phoenix West Prison Project, Series B, 4.0%, 7/1/2004 (e) (d)	260,000	260,603
Maricopa County, AZ, Industrial Development Authority, Samaritan Health Services, ETM, 7.15%, 12/1/2004 (e)	1,115,000	1,153,423
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 1.0%, 3/1/2028	380,000	397,917
Mesa, AZ, Industrial Development Revenue, Industrial Development Authority, 7.25%, 10/15/2004	5,000,000	5,083,000
Phoenix, AZ, Multi-Family Housing Revenue, Industrial Development Authority, AMT, 5.625%, 7/1/2013 (e)	125,000	134,103
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (e)	2,745,000	2,829,271
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	655,000	628,440
Tucson, AZ, Multi-Family Housing Revenue, Industrial Development Authority, Series A, 1.08%, 1/15/2032*	18,185,000	18,185,000
University of Arizona, University Revenues System, 5.9%, 6/1/2006	1,000,000	1,024,040

		30,467,400

Arkansas 1.7%
Arkansas, Development Finance Authority, Single Family Mortgage Revenue, Series A, 8.0%, 8/15/2011	160,000	161,542
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (e)	750,000	680,070
Little Rock, AR, Residental Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	150,000	91,412
Malvern, AR, Sales & Special Tax Revenue:
2.375%, 9/1/2014 (e)	220,000	219,921
3.375%, 9/1/2013 (e)	150,000	150,201
3.625%, 9/1/2012 (e)	250,000	250,115
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (e)	13,360,000	13,168,818
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	49,651	53,858

		14,775,937

California 9.7%
Abag, CA, Finance Authority for Nonprofit Corp., Amber Court Associates, 1.07%, 12/15/2032*	5,500,000	5,500,000
Abag, CA, Finance Authority for Nonprofit Corporations, American Baptist Homes, Series A, 5.5%, 10/1/2007	190,000	196,025
Allan Hancock, CA, Community College, Certificates of Participation, Series A, 7.875%, 10/1/2005	405,000	431,629
Arlington Community, CA, Community Hospital Revenue, 8.0%, 6/1/2004	30,000	30,175
California, Affordable Housing, Multi-Family Revenue, Westridge Hilltop, Series A, 1.07%, 9/15/2033*	1,550,000	1,550,000
California, Higher Education Revenue, Public Works Board High Technology, Series A, 7.75%, 8/1/2006	60,000	63,867
California, Hospital & Healthcare Revenue, Abag Finance for Nonprofit Corporations, 5.125%, 7/1/2013	3,500,000	3,508,925
California, Housing Finance Agency, Series M, AMT, 4.85%, 8/1/2027 (e)	190,000	191,161
California, Single Family Housing Revenue, Series N, AMT, 5.15%, 8/1/2018 (e)	935,000	965,331
California, Single Family Housing Revenue, Housing Finance Agency, Series R, AMT, 4.4%, 8/1/2024 (e)	440,000	442,349

24

California, Single Family Housing Revenue, Mortgage Finance Authority:
Series C, 6.75%, 3/1/2024 (d)	24,220	25,262
AMT, 6.75%, 3/1/2029	695,000	701,943
Series B, AMT, 7.75%, 9/1/2026	72,000	73,428
California, State GO:
4.0%, 12/1/2004	2,000,000	2,029,080
4.25%, 11/1/2006	250,000	260,693
4.4%, 9/1/2004	500,000	504,855
4.55%, 12/1/2006	200,000	209,668
5.0%, 3/1/2005	4,495,000	4,624,366
5.0%, 12/1/2005	3,840,000	4,017,447
5.0%, 6/1/2006	1,500,000	1,579,485
5.0%, 2/1/2008	600,000	640,134
5.25%, 10/1/2004	700,000	710,955
5.25%, 10/1/2005	2,400,000	2,509,608
5.25%, 3/1/2007	575,000	613,841
5.5%, 9/1/2005	1,000,000	1,047,310
5.5%, 10/1/2005	300,000	314,748
6.0%, 10/1/2006	100,000	108,263
6.2%, 9/1/2005	775,000	818,702
6.25%, 9/1/2004	500,000	507,920
6.25%, 6/1/2006	415,000	447,399
6.3%, 9/1/2006	100,000	108,688
6.3%, 10/1/2006	620,000	675,391
6.5%, 9/1/2006	200,000	218,240
6.5%, 2/1/2007	500,000	549,160
6.75%, 6/1/2006	2,000,000	2,175,940
6.75%, 4/1/2007	500,000	555,130
7.0%, 6/1/2005	1,400,000	1,479,464
7.0%, 4/1/2006	335,000	363,796
7.0%, 10/1/2006	1,325,000	1,464,430
7.0%, 2/1/2009	500,000	576,120
7.1%, 6/1/2005	1,000,000	1,057,840
7.2%, 4/1/2005	500,000	525,635
California, State REV Lease, Public Works Board, Department of Corrections: Series D, 4.0%, 12/1/2006	1,975,000	2,044,994
Series A, 5.25%, 1/1/2007	3,000,000	3,204,720
California, State REV Lease, Statewide Communities Development Corp., 5.0%, 10/1/2005	180,000	183,996
California, Water & Sewer Revenue, Water Department, Series L, 5.25%, 12/1/2005	100,000	102,560
California, Water Resource Development, Series Q, 5.1%, 3/1/2008	170,000	170,430
California Statewide, Communities Development Authority, Multi-Family Housing Revenue:
4.5%, 1/1/2006 (e) (d)	185,000	186,524
AMT, 4.7%, 10/15/2012	1,185,000	1,247,402
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	620,000	623,162
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Kaiser Permanente, Series G, 2.3%, 4/1/2034	4,000,000	3,921,960
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013 (f)	640,000	633,574
Delta County, CA, California Home Mortgage Finance, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (e)	120,000	122,726
Foster City, CA, Public Housing Revenue, Community Development Agency Tax Allocation, 6.75%, 9/1/2020	1,305,000	1,399,613
Hayward, CA, Multi-Family Housing Revenue, Bay Apartment Communities, Series A, 1.07%, 6/15/2025*	2,600,000	2,600,000
Los Angeles, CA, Public Facilities Corp., ETM, 5.4%, 8/1/2007	100,000	105,515
Los Angeles, CA, Harbor Department Revenue, AMT, Series B, 5.25%, 11/1/2011	7,095,000	7,431,090
Los Angeles, CA, Multi-Family Housing Revenue, AMT, 4.35%, 11/20/2012	720,000	729,439
Orange County, CA, Multi-Family Housing Revenue, Apartment Development, 1.08%, 11/1/2008*	2,400,000	2,400,000
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	280,000	278,606
Rohnert Park, CA, Multi-Family Housing Revenue, 1.07%, 6/15/2025*	2,600,000	2,600,000
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	1,225,000	1,273,988
San Diego, CA, Sales & Special Tax Revenue, Regional Transmission Community Sales, Series A, ETM, 6.0%, 4/1/2008	1,280,000	1,398,054
San Joaquin County, CA, Certificate of Participation, General Hospital Project, 5.25%, 9/1/2014 (e)	2,475,000	2,614,343
Simi Valley, California, Multi-Family Housing Revenue, Meadowood Village Apartments, Mandatory Put @ 100, 5.4%, 2/1/2026 (b)	700,000	737,695
Southern CA, Electric Revenue, Public Power Authority, 7.0%, 7/1/2009	300,000	306,000
Taft, CA, Core City GO Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,750,000	1,893,343

		82,584,137

25

Colorado 3.9%
Adams County, CO, Multi-Family Housing Revenue, Series A, 1.1%, 1/15/2014*	6,250,000	6,250,000
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project:
AMT, 5.6%, 12/1/2012 (f)	245,000	250,890
AMT, 5.8%, 12/1/2017 (f)	355,000	361,173
Aurora CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	367,971
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010 (f)	35,000	35,779
Central Platte Valley, CO, Core City GO, Metropolitan District, Series A, Mandatory Put @ 100, 5.0%, 12/1/2031 (b) (f)	1,750,000	1,839,985
Colorado, Health Facilities Authority Revenue, Vail Valley Medical Center, 6.6%, 1/15/2020	400,000	409,348
Colorado, Housing & Finance Authority, Multi-Family Housing Program:
1.08%, 2/15/2028*	1,515,000	1,515,000
Series C, AMT, 3.95%, 10/1/2008	800,000	823,632
Colorado, Housing & Finance Authority, Single Family Housing Program, 4.625%, 11/1/2005	5,000	5,059
Colorado, Housing & Finance Authority, Single Family Housing Revenue, Series B, 4.875%, 4/1/2007	70,000	70,155
Colorado, Housing Finance Authority, Single Family Program, Series B-2, 6.4%, 11/1/2024	240,000	242,846
Colorado, Single Family Housing Revenue, Housing & Finance Authority, Series A-2, AMT, 7.25%, 5/1/2027	485,000	490,238
Colorado, Single Family Housing Revenue, Housing & Finance Authority, AMT:
5.0%, 5/1/2032 (e)	3,000,000	3,148,530
5.2%, 12/1/2005	725,000	758,408
Colorado, Sports, Expo & Entertainment Revenue:
Series A, 5.625%, 12/15/2016 (e)	500,000	529,925
Series B, 5.625%, 12/15/2016 (e)	1,250,000	1,324,813
Colorado, Superior Metropolitan District No. 1, Water and Sewer Revenue, Series B, 5.45%, 12/1/2020 (f)	250,000	254,988
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (e)	4,500,000	4,798,845
Denver, CO, City and County, Medical Facilities Revenue, 5.0%, 8/1/2007	3,525,000	3,811,159
Denver, CO, City and County, Single Family Mortgage Revenue, AMT, Zero Coupon, 8/1/2029	15,125,000	3,398,890
Dove Valley, CO, County GO, Metropolitan District, Mandatory Put @ 100, 2.875%, 5/1/2020 (b) (f)	205,000	206,425
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	600,000	613,572
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	1,460,000	1,583,764

		33,091,395

Connecticut 3.8%
Connecticut, Health & Educational Facilities, Lutheran General Health Care System, ETM, 7.25%, 7/1/2004	20,000	20,098
Connecticut, Sales & Special Tax Revenue:
Series B, 5.0%, 12/1/2007 (e)	9,990,000	10,867,522
Series B, 5.5%, 10/1/2013 (e)	5,160,000	5,639,983
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe, Series A, 144A, 6.4%, 9/1/2011	9,085,000	10,200,820
Stamford, CT, Multi-Family Housing Revenue, Housing Authority, AMT, 4.75%, 12/1/2028	5,125,000	5,365,362

		32,093,785

26

Delaware 0.6%
Delaware, Economic Development Authority Revenue, Delmarva Power & Light Co., Mandatory Put @ 100, AMT, 5.65%, 7/1/2028 (b)	825,000	864,468
Delaware, Economic Development Authority Revenue, Osteopathic Hospital Association of Delaware, Prerefunded @ 102, 9.5%, 1/1/2022	2,155,000	2,227,947
Delaware, Health Facilities Authority, Series B, Prerefunded @ 101, 6.5%, 10/1/2013 (e)	1,875,000	2,065,294
Delaware, Single Family Housing Revenue, Housing Authority, Series A, AMT, 5.3%, 1/1/2026 (e)	235,000	239,030

		5,396,739

District of Columbia 1.3%
District of Columbia, Higher Education Revenue, 5.75%, 10/1/2016 (e)	5,985,000	6,473,017
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	280,000	295,184
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	1,070,000	1,155,258
District of Columbia, Sales & Special Tax Revenue, Convention Center Authority, 5.25%, 10/1/2014 (e)	2,500,000	2,663,075

		10,586,534

Florida 4.0%
Brevard County, FL, Health Facility Revenue Authority, Courtenay Springs Village, ETM, 7.375%, 11/15/2004	190,000	195,924
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	357,000	374,265
Brevard County, FL, Multi-Family Housing Revenue, Series A, Mandatory Put @ 100, 6.9%, 2/1/2027 (b)	2,540,000	2,724,531
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded @ 100, 6.875%, 9/1/2008	165,000	178,520
Dade County, FL, Housing Finance Authority, Single Family Mortgage Revenue, Series B-1, AMT, 6.1%, 4/1/2027	98,293	103,260
Dade County, FL, Port Authority Revenue, Series C, Prerefunded @ 100, 5.5%, 10/1/2007	305,000	316,907
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	140,000	158,267
Florida, Board of Education, Lottery Revenue, Series A, 5.0%, 7/1/2007 (e)	7,235,000	7,821,686
Florida, Board of Public Education:
Series C, ETM, 6.0%, 5/1/2004	1,000,000	1,000,140
ETM, 6.2%, 5/1/2006	500,000	511,595
Florida, Housing Finance Agency, Multi-Family Housing Revenue, 5.5%, 11/1/2005 (f)	160,000	160,006
Florida, Housing Finance Agency, Single Family Mortgage, AMT:
Series A, 6.55%, 7/1/2014	400,000	405,036
Series B, 6.55%, 7/1/2017	280,000	286,138
Florida, Multi-Family Housing Revenue, Housing Finance Corp., Series I-A, 1.08%, 7/1/2031*	2,000,000	2,000,000
Jacksonville, FL, Electric Revenue, Electric Authority, Series 3-B, 4.2%, 10/1/2009	6,000,000	6,004,440
North Miami, FL, Water & Sewer Revenue, 5.3%, 8/1/2005	750,000	763,837
Orange County, FL, Housing Finance Authority, Multi-Family Revenue, Sun Lake Apartments Project, Series B, Mandatory Put @ 100, 5.375%, 11/1/2025 (b)	310,000	314,024
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (e)	7,580,000	8,000,690
Tampa, FL, ETM, 5.75%, 12/1/2007 (e)	2,750,000	2,940,740
Tampa, FL, Water & Sewer, ETM, Zero Coupon, 10/1/2005	135,000	131,848

		34,391,854

Georgia 6.8%
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Revenue, Mandatory Put @ 100, 4.0%, 10/1/2025 (b) (f)	15,160,000	15,432,425
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Revenue, Shamrock Gardens Apartments Project, AMT, 5.1%, 10/1/2014	365,000	380,129
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	240,000	266,095
Canton, GA, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, AMT, 4.9%, 3/1/2008	315,000	333,976
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (e)	250,000	261,310
Clayton County, GA, Multi-Family Housing Revenue, 1.08%, 7/1/2032*	5,900,000	5,900,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, Mandatory Put @ 100, 4.75%, 3/1/2032 (b)	2,925,000	2,951,881
Conyers, GA, Multi-Family Housing Revenue, 5.6%, 10/1/2039	2,165,000	2,155,907
Conyers, GA, Multi-Family Housing Revenue, Housing Authority, Series I-A, 5.95%, 10/1/2039	1,000,000	1,011,970
De Kalb County, GA, Industrial Development Authority, 4.55%, 12/1/2028	250,000	262,248
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	2,175,000	2,199,034
Douglas County, GA, Housing Authority Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	295,000	309,198
Fulton County, GA, Housing Authority, Single Family Mortgage, Series A, AMT, 6.2%, 3/1/2013	10,000	9,873
Fulton County, GA, Multi-Family Housing Revenue, Multifamily Housing, Series B, 1.08%, 10/1/2025*	140,000	140,000
Marietta, GA, Housing Authority Multi-Family Housing Revenue, Ridge Point Apartments Project, Series A, Mandatory Put @ 100, 5.7%, 6/1/2025 (b)	2,630,000	2,665,373
Marietta, GA, Housing Authority Multi-Family Housing Revenue, Wood Knoll, Gables Realty LP, Mandatory Put @ 100, 4.75%, 7/1/2024 (b)	4,275,000	4,289,920
Roswell, GA, Multi-Family Housing Revenue, Multi-Family Housing Authority, 1.08%, 11/15/2032*	19,080,000	19,080,000

		57,649,339

27

Idaho 0.9%
Bingham County, ID, Industrial Development Revenue, Industrial Development Corporation Idaho Supreme Potatoes, Inc., AMT:
5.05%, 11/1/2004 (f)	260,000	264,163
5.15%, 11/1/2005 (f)	265,000	268,882
5.2%, 11/1/2006 (f)	290,000	293,674
5.3%, 11/1/2007 (f)	305,000	308,178
5.4%, 11/1/2008 (f)	325,000	327,974
5.5%, 11/1/2009 (f)	355,000	357,730
5.6%, 11/1/2010 (f)	80,000	80,529
5.7%, 11/1/2011 (f)	85,000	85,488
5.8%, 11/1/2012 (f)	90,000	90,465
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	300,000	298,962
5.15%, 7/1/2023	1,000,000	1,015,790
5.4%, 7/1/2021	190,000	195,881
5.4%, 7/1/2021	225,000	232,249
5.95%, 7/1/2019	1,100,000	1,172,138
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series B-2, 5.6%, 7/1/2021	140,000	145,836
Series G-2, 5.75%, 1/1/2014	75,000	79,297
Series G-2, 5.8%, 7/1/2020	430,000	449,797
Series F, 5.85%, 7/1/2020	250,000	257,957
Series E, 5.95%, 7/1/2020	260,000	265,156
Series B-2, 6.5%, 7/1/2025	45,000	45,263
Idaho, Housing Agency, Single Family Mortgage, Class I, AMT:
5.35%, 7/1/2021	135,000	139,119
5.45%, 7/1/2021	170,000	174,799
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Sub Series H-2:
5.1%, 7/1/2020	335,000	339,851
5.85%, 1/1/2014	395,000	402,094
Idaho Falls, ID, Electric Revenue, Electric, ETM, 10.25%, 4/1/2006	135,000	150,845

		7,442,117

28

Illinois 5.3%
Chicago, IL, Core City GO, Tax Increment, Series A, 6.25%, 11/15/2013 (e)	500,000	550,990
Chicago, IL, Multi-Family Housing Revenue, AMT, 4.95%, 6/1/2005	140,000	143,935
Chicago, IL, Single Family Mortgage Revenue:
1.0%, 4/1/2027	225,000	232,409
3.5%, 4/1/2026*	1,570,000	1,642,346
6.3%, 9/1/2029*	925,000	941,280
Chicago, IL, Transportation/Tolls Revenue, Skyway Toll Bridge, 5.375%, 1/1/2016 (e)	3,320,000	3,553,230
East St. Louis, IL, Multi-Family Housing Revenue, Series A, 5.875%, 1/1/2006 (e)	30,000	30,696
Elgin, IL, Core City GO, 6.0%, 1/1/2013	1,000,000	1,127,500
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,570,000	1,694,957
Huntley, IL, Sales & Special Tax Revenue:
Series A, 6.45%, 3/1/2028	6,053,000	6,211,770
7.75%, 3/1/2028	5,528,000	5,881,903
7.75%, 3/1/2029	5,025,000	5,385,493
Illinois, Development Finance Authority, Gas Supply Revenue, Peoples Gas Ltd., Series B, 3.05%, 2/1/2033 (e)	600,000	605,184
Illinois, Development Finance Authority, Midwestern University, Series B, 4.625%, 5/15/2006	540,000	560,779
Illinois, Health Facilities Authority Revenue:
5.25%, 11/15/2013 (e)	1,000,000	1,057,240
Series A, 7.6%, 8/15/2010 (e)	415,000	428,820
Illinois, Health Facilities Authority Revenue, Midwest Physiciam Group Ltd. Project, ETM, 7.5%, 11/15/2004	25,000	25,796
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	2,015,000	2,177,167
Illinois, Health Facilities Revenue Authority, Community Hospital of Ottawa Project, 6.75%, 8/15/2014	300,000	310,548
Illinois, Health Facilities Revenue Authority, Ravenswood Hospital Medical Center Project, ETM, 7.25%, 8/1/2006	90,000	95,907
Illinois, Industrial Development Finance Authority, Rayner & Rinn-Scott Project, AMT:
5.7%, 6/1/2004 (f)	170,000	170,517
6.35%, 6/1/2015 (f)	195,000	207,521
Illinois, Onterie Center Housing Finance Corp., Onterie Center Project:
7.0%, 7/1/2012 (e)	2,670,000	2,714,722
7.05%, 7/1/2027 (e)	1,000,000	1,025,250
Illinois, State GO, Series B, 5.0%, 3/1/2006	3,500,000	3,691,800
Illinois, Tolls Highway Authority, Prerefunded @ 100, 6.75%, 1/1/2010	257,000	276,658
McCook, IL, Hospital & Healthcare Revenue, Mandatory Put @ 100, 5.1%, 12/1/2014 (b) (f)	780,000	781,958
Normal, IL, Multi-Family Housing Revenue, Multifamily, 3.75%, 12/1/2013	1,775,000	1,756,984
Northern IL, University, ETM, 7.125%, 4/1/2005	70,000	73,320
Urbana, IL, Residental Mortgage Revenue, ETM, 7.3%, 9/1/2006	1,540,000	1,619,941

		44,976,621

Indiana 2.6%
Fort Wayne, IN, Hospital Revenue Authority, Parkview Memorial Hospital, ETM, 6.5%, 1/1/2005	170,000	175,207
Gary, IN, Special Tax:
3.25%, 2/1/2009 (e)	1,000,000	994,130
4.0%, 2/1/2008 (e)	740,000	765,338
Indiana, Bond Bank Revenue, State Revolving Fund Program, 6.0%, 2/1/2016	1,650,000	1,683,677
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,951,418
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	1,000,000	1,000,510
Indiana, Transportation Finance Authority, Airport Facilities Lease Revenue, Series A, 6.5%, 11/1/2007	960,000	972,854
Indianapolis, IN, Industrial Economic Development Authority, 5.4%, 12/1/2004	145,000	146,405
Indianapolis, IN, Industrial Economic Development Authority, Knob in the Woods Project, Mandatory Put @ 100, AMT, 6.375%, 12/1/2024 (b)	2,710,000	2,766,016
Indianapolis, IN, Local Public Improvement, ETM, 7.9%, 2/1/2007	305,000	324,858
Jasper, IN, Hospital & Healthcare Revenue, Hospital Authority Facility, 3.4%, 11/1/2007 (e)	1,470,000	1,500,664
Lawrence, IN, Multi-Family Housing Revenue, Series A, 3.0%, 7/1/2004	1,425,000	1,425,955
Lawrence, IN, Multi-Family Housing Revenue, Pinnacle Apartments Project, Mandatory Put @ 100, AMT, 5.15%, 6/1/2024 (b)	2,965,000	3,098,988
Michigan City, IN, Area Schools Participation Certificates, 5.8%, 6/15/2004 (e)	560,000	563,142
Northwest Allen, IN, Building Corp., First Mortgage, 5.5%, 6/1/2015 (e)	1,730,000	1,823,506
Porter County, IN, Hospital & Healthcare Revenue, Porter Memorial Hospital, 5.4%, 6/1/2007 (e)	1,060,000	1,084,232
Tipton, IN, School District GO, School Building Corp., 5.55%, 7/15/2012 (e)	335,000	371,847
Wells County, IN, Hosptial Authority Revenue, ETM, 7.25%, 4/1/2009	200,000	220,764

		21,869,511

29

Kansas 1.5%
Kansas, Development Finance Authority, Multi-Family Housing, Four Seasons Apartment Project:
AMT, 5.3%, 10/1/2007 (f)	125,000	128,475
Mandatory Put @ 100, AMT, 5.6%, 10/1/2019 (b) (f)	780,000	796,747
Kansas City, KS, Hospital Revenue, ETM, 7.5%, 6/1/2004	65,000	65,352
Kansas City, KS, Multi-Family, Rainbow Heights Apartments, 1.0%, 12/1/2007	1,070,000	1,093,208
Lenexa, KS, Multi-Family Housing Revenue, Series A, 1.08%, 2/1/2023*	8,155,000	8,155,000
Prairie Village, KS, Multi-Family Housing Revenue, Series PJ, 1.08%, 11/1/2030*	300,000	300,000
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	1,270,000	1,287,386
Wellington, KS, Water & Sewer Revenue, Electric Waterworks and Sewer, Utility System, 7.05%, 5/1/2006 (e)	535,000	564,896
Wichita, KS, Hospital Revenue, ETM:
6.0%, 7/1/2004	105,000	105,849
7.0%, 3/1/2006	215,000	227,593

		12,724,506

Kentucky 0.1%
Kentucky, Multi-Family Housing Revenue, Section Eight Assisted Programs, 5.4%, 1/1/2009 (e)	40,000	40,062
Kentucky, Rural Economic Development Authority, Whiting Manufacturing Project Co., Optional Put @ 100, AMT, 5.5%, 12/1/2014* (c) (f)	755,000	756,940
Kentucky, Turnpike Authority, Prerefunded, 5.5%, 7/1/2007	80,000	85,091
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	65,000	68,490

		950,583

Louisiana 1.1%
Jefferson, LA, Hospital & Healthcare Revenue, Hospital Service, Subject to Crossover, Refunding @ 100, 5.25%, 12/1/2015 (e)	1,000,000	1,048,160
Louisiana, Health Education Authority, Alton Ochsner Medical Foundation, Issue-A, ETM, 8.75%, 5/1/2005	120,000	124,168
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	270,000	304,986
Louisiana, State Revenue Lease, Military Department, 4.6%, 5/1/2023	3,950,000	3,817,675
Louisiana, State Revenue Lease, Transportation Authority, 6.125%, 5/1/2010 (e)	2,736,428	2,868,652
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (e)	710,000	773,105

		8,936,746

Maine 1.0%
Bucksport, ME, Solid Waste Disposal Revenue, Champ International Corp. Project, 6.25%, 5/1/2010	440,000	440,062
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (e)	955,000	981,215
Maine, Hospital & Healthcare Revenue, ETM, 6.625%, 9/1/2005	15,000	15,235
Maine, Municipal Board Bank:
Series E, 5.7%, 11/1/2016 (e)	3,135,000	3,478,094
Series B, 5.85%, 11/1/2013 (e)	3,125,000	3,478,375

		8,392,981

30

Maryland 0.3%
Prince Georges County, MD, Multi-Family Housing Revenue, Housing Authority, Series A, 5.4%, 3/20/2005	110,000	112,511
Prince Georges County, MD, Public Housing Revenue, Medical Housing Authority, Series A, AMT:
3.5%, 12/1/2034	460,000	480,369
3.9%, 8/20/2012	515,000	518,904
Prince Georges County, MD, Single Family Housing Revenue, AMT, 7.4%, 8/1/2032	1,295,000	1,318,180

		2,429,964

Massachusetts 1.1%
Dartmouth, MA, Housing Development Corp., CrossRoads Apartments, Series A, 4.85%, 7/1/2009 (e)	355,000	355,930
Massachusetts, Airport Revenue, Port Authority, Series B, 5.25%, 7/1/2014 (e)	1,385,000	1,433,461
Massachusetts, Consolidation Loan, Series B, 5.75%, 6/1/2015 (e)	3,750,000	4,081,537
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (e)	100,000	104,204
Massachusetts, Development Finance Agency, Northern Berkshire Community College, Series A:
5.75%, 8/15/2008 (e)	400,000	437,820
5.75%, 8/15/2009 (e)	400,000	438,776
5.75%, 8/1/2010 (e)	450,000	491,022
Massachusetts, Health and Educational Facilities Authority Revenue, Series C, 7.375%, 7/1/2008 (e)	60,000	60,272
Massachusetts, Higher Education Revenue, Curry College, Series A, 3.875%, 3/1/2015 (e)	705,000	653,006
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series A, 5.625%, 7/1/2014 (e)	250,000	256,538
Massachusetts, Industrial Finance Agency, AMes Safety Envelope Co., AMT, 5.91%, 9/1/2005* (f)	55,000	57,147
Massachusetts, Industrial Finance Agency, Nashoba Brooks School Project, Prerefunded @ 102, 8.0%, 9/1/2020	390,857	406,499
Massachusetts, Single Family Housing Revenue, AMT, 6.25%, 12/1/2028	385,000	394,386

		9,170,598

Michigan 1.4%
Detroit, MI, State GO, Series B, 6.375%, 4/1/2007	1,000,000	1,041,290
Detroit, MI, Water Supply, ETM, 8.875%, 1/1/2005	455,000	475,958
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (e)	185,000	186,476
Michigan, Higher Education Revenue, Higher Education Student Loan Authority, Series XVII-I, AMT, 2.95%, 3/1/2008 (e)	1,000,000	992,590
Michigan, Hospital & Healthcare Revenue, Hospital Financial Authority, Series B, Mandatory Put @ 100, 5.05%, 11/15/2033 (b)	500,000	509,335
Michigan, Hospital Finance Authority Revenue, St. Joseph Mercy Hospital Project, ETM, 7.0%, 7/1/2005	195,000	201,643
Michigan, Housing Development Authority, Multi-Family Revenue, 5.2%, 8/20/2005 (d)	22,000	22,372
Michigan, Milti-Family Housing Revenue, Housing Development Authority, 1.08%, 8/15/2032*	4,155,000	4,155,000
Michigan, Strategic Fund Limited, Obligation Revenue, Ford Motor Co., 7.1%, 2/1/2006	125,000	134,434
Michigan, Strategic Fund Limited, Obligation Revenue, Friendship Associates, Series A, 3.8%, 6/20/2005	310,000	312,288
Michigan, Strategic Fund Limited, Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012 (f)	1,600,000	1,587,152
University of Michigan, Univeristy Revenue, 5.0%, 4/1/2006	2,250,000	2,379,938

		11,998,476

Minnesota 1.3%
Cambridge, MN, Mortgage Revenue, Health Care Center, Series A, 5.4%, 11/20/2005	95,000	97,501
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, 3.875%, 7/1/2014	880,000	852,940
Minnesota, Higher Education Facilities Authority Revenue, Carleton College, 5.625%, 3/1/2007	145,000	146,908
Minnesota, Single Family Housing Revenue, Housing Finace Agency, 5.2%, 1/1/2017	2,410,000	2,505,870
Minnesota, State GO, 5.0%, 11/1/2007	5,000,000	5,438,800
Monticello, MN, School District #882, 5.4%, 2/1/2015 (e)	1,500,000	1,571,970
St. Paul, MN, Port Authority, Hospital Revenue, ETM, 7.75%, 7/1/2004	125,000	126,376

		10,740,365

31

Mississippi 1.3%
Corinth & Alcorn County, MS, Magnolia Regional Heatlh Center, Series A, 5.0%, 10/1/2008	1,725,000	1,816,822
Mississippi, Business Finance Corp., Landau Uniforms Project, AMT:
5.8%, 9/1/2004 (f)	260,000	262,992
5.9%, 9/1/2005 (f)	265,000	267,886
Mississippi, Business Finance Corp., Wesley Manor Retirement Community, 6.4%, 11/20/2007 (d)	15,000	15,946
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	1,165,000	1,203,969
Mississippi, State GO, 5.25%, 9/1/2007	6,430,000	7,011,786

		10,579,401

Missouri 3.7%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (e)	450,000	447,305
Des Peres, MO, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	1,345,000	1,279,229
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	1,495,000	1,692,116
Kansas City, MO, Core City GO, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	111,567
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue, 1.08%, 11/1/2030*	15,900,000	15,900,000
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue, Coach House North Apartments, 1.08%, 11/1/2030*	4,250,000	4,250,000
Kansas City, MO, Industrial Development Authority, Multi-Family Housing, Jazz Hill Homes Project, Series B, AMT, 4.75%, 1/1/2005	2,000,000	1,992,840
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010 (f)	685,000	718,373
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series B, 4.6%, 3/1/2007 (d) (e)	590,000	594,171
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	285,000	294,567
Missouri, Housing Development Community, Single Family Mortgage, AMT:
6.625%, 12/1/2017	80,000	80,093
7.45%, 9/1/2031	455,000	466,621
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,345
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage Revenue:
Series C, AMT, 7.25%, 9/1/2026	540,000	542,495
Series A-2, 7.3%, 3/1/2028	970,000	980,350
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016 (f)	1,480,000	1,525,347
St. Louis County, MO, Multi-Family Housing Revenue, Industrial Development Authority, 5.2%, 11/15/2029	400,000	403,872
St. Louis County, MO, Single Family Mortgage, 9.25%, 10/1/2016 (e)	40,000	40,397

		31,334,688

Montana 0.3%
Great Falls, MT, Multi-Family Housing Revenue, Mandatory Put @ 100, AMT, 4.9%, 1/1/2038 (b) (f)	1,975,000	2,058,207

Nebraska 0.8%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009 (f)	1,000,000	1,038,940
5.25%, 3/15/2014 (f)	1,610,000	1,632,685
Fillmore County, NE, Industrial Development Revenue, Omalley Grain Inc. Project, AMT:
4.3%, 12/1/2004 (f)	150,000	151,916
4.4%, 12/1/2005 (f)	170,000	175,177
4.5%, 12/1/2006 (f)	175,000	180,983
4.6%, 12/1/2007 (f)	185,000	190,378
4.7%, 12/1/2008 (f)	190,000	194,412
5.0%, 12/1/2010 (f)	45,000	45,764
5.0%, 12/1/2011 (f)	180,000	181,944
5.1%, 12/1/2012 (f)	135,000	136,162
5.2%, 12/1/2013 (f)	195,000	196,552
Nebhelp Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (e)	1,525,000	1,525,137
Nebraska, Investment Finance Authority, Multi-Family Housing, Old Cheney Apartments, Series A, Mandatory Put @ 100, 5.5%, 12/1/2025 (b)	1,425,000	1,457,575

		7,107,625

32

Nevada 1.5%
Clark County, NV, Industrial Development Revenue, Nevada Power Company, 7.2%, 10/1/2022 (e)	6,630,000	6,898,515
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	705,000	719,974
Series B-1, 5.25%, 10/1/2017	1,450,000	1,492,427
Series A, AMT, 6.45%, 10/1/2004	35,000	35,600
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	185,000	189,087
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	1,175,000	1,203,541
Nevada, State GO, Series A, 5.6%, 7/15/2006	1,000,000	1,017,980
Washoe, NV, Housing Finance Corp., Multi-Family Revenue, Golden Apartments II, 6.875%, 7/1/2021 (e)	40,000	40,115
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (e)	1,055,000	1,104,311

		12,701,550

New Hampshire 0.1%
New Hampshire, Higher Educational & Health Facilities Revenue Authority, Elliot Hospital Manchester, ETM, 6.7%, 10/1/2004	10,000	10,046
New Hampshire, Higher Educational & Health Facilities Revenue Authority, Kendal at Hanover Issue, 5.8%, 10/1/2012 (f)	1,000,000	1,003,110
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018 (f)	70,000	70,057

		1,083,213

New Jersey 0.5%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
4.6%, 11/1/2004	105,000	106,655
4.7%, 11/1/2005	105,000	109,495
4.75%, 11/1/2006	110,000	116,720
4.8%, 11/1/2007	115,000	123,282
5.0%, 11/1/2008	125,000	134,436
5.0%, 11/1/2010	215,000	226,888
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	350,000	357,357
Livingston, NJ, School District Revenue, Board of Education, 3.8%, 8/1/2014	1,339,259	1,321,286
New Jersey, Higher Education Revenue, Educational Facilities Authority, Series G, 4.875%, 7/1/2004	280,000	281,204
New Jersey, State GO, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (f)	1,060,000	1,116,636
New Jersey, State GO, Woodbridge Turnpike Fire District, 3.125%, 7/1/2005	145,000	147,092

		4,041,051

New Mexico 0.7%
Albuquerque, NM, Class B-2, CMO, Zero Coupon, 5/15/2011 (e)	446,000	253,975
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 6.5%, 1/1/2018	620,300	637,234
New Mexico, Student Loans Revenue, Series IV-B, 7.45%, 3/1/2010	1,405,000	1,445,576
New Mexico, Student Loans Revenue, Educational Assistance, Series IV-A1, AMT, 6.7%, 3/1/2006	3,730,000	3,800,833

		6,137,618

New York 6.8%
Hempstead, NY, Higher Education Revenue, 4.2%, 2/1/2008	240,000	248,268
New York, Dormitory Authority Revenue, St. Luke’s Roosevelt Hospital, Series A, 4.8%, 8/15/2005	45,000	45,414
New York, Port Authority Revenue, Port Authority Special Obligation Revenue, Series 6, AMT, 6.0%, 12/1/2006 (e)	740,000	805,927
New York, Series C, 5.375%, 10/1/2011 (e)	1,000,000	1,058,450
New York, Sports, Expo & Entertainment Revenue, Dorm Authority, Series C, Zero Coupon, 7/1/2004 (e)	280,000	279,342
New York, State Dormitory Authority Revenue, Mental Health Services, Series B, Prerefunded @ 102, 5.125%, 8/15/2021 (e)	2,120,000	2,283,155
New York, Thruway Authority General Revenue, Series A, 2.25%, 10/6/2005	10,000,000	10,100,900
New York, Tobacco Settlement Financing Corp.:
Series A-1, 5.0%, 6/1/2010	1,135,000	1,172,376
Series C-1, 5.25%, 6/1/2013	14,595,000	15,320,809
New York, Urban Development Corp. Revenue, Correctional Capital Facilities, Series 6, 5.625%, 1/1/2017	8,950,000	9,680,857
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	628,302
New York, NY, Hospital & Healthcare Revenue, Dormitory Authority, 5.25%, 7/1/2012 (e)	3,000,000	3,195,480
New York, NY, Series 2002-B, 7.5%, 2/1/2006	290,000	291,285
New York, NY, Series C, ETM, 7.25%, 2/1/2006 (e)	1,000,000	1,117,840
New York, NY, Series I, Prerefunded @ 101, 5.875%, 3/15/2012	1,945,000	2,117,288
Port Authority New York & New Jersey, Series 98, AMT, 6.0%, 8/1/2010 (e)	8,850,000	9,189,840

		57,535,533

33

North Carolina 0.7%
Mecklenburg County, NC, Multi-Family Housing Revenue, 3.5%, 1/1/2012	540,000	525,080
North Carolina, General Obligation, Public Improvement, Series A, 5.0%, 3/1/2006	1,000,000	1,056,840
North Carolina, State GO, Public Improvements, Series A, 5.0%, 9/1/2007	4,000,000	4,340,760

		5,922,680

North Dakota 0.0%
Minot, ND, Health Care Facilities, ETM, 6.5%, 9/1/2007	125,000	134,360

Ohio 3.1%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	300,000	315,828
Cuyahoga County, OH, Gateway Economic Development Corp., Greater Cleveland Ohio Stadium Revenue, AMT, 6.5%, 9/15/2014	135,000	139,199
Cuyahoga County, OH, Industrial Development Revenue, Chippewa, 6.6%, 8/1/2015	250,000	256,637
Cuyahoga County, OH, Multi-Family Housing Revenue, Series A, AMT, 3.6%, 10/20/2013	2,105,000	2,025,936
Dayton, OH, Hospital Revenue, Good Samaritan, ETM, 6.0%, 12/1/2005	260,000	268,466
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	325,000	346,320
Greene County, OH, Higher Education Revenue, Ohio University, Series B, 5.0%, 9/1/2004 (d) (e)	95,000	95,333
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010 (f)	915,000	939,266
Lima, OH, Hospital & Healthcare Revenue, ETM, 7.5%, 11/1/2006	245,000	265,254
Lorain County, OH, Hospital Revenue, Series A, Prerefunded, 5.9%, 12/15/2008	4,520,000	4,626,717
Lucas County, OH, Mercy Hospital Project, ETM, 6.0%, 9/1/2004	80,000	81,286
Lucas County, OH, Northgate Apartments, Series A, 5.35%, 7/1/2010 (e)	245,000	249,344
Lucas County, OH, Riverside Hospital Project, ETM, 5.95%, 8/1/2004	10,000	10,143
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	46,065
Middletown, OH, Improvement Revenue, ETM, 6.375%, 4/1/2006	30,000	31,875
Ohio, Building Authority, Astro Instrumentation LLC, AMT:
5.0%, 6/1/2015	485,000	481,314
5.45%, 6/1/2022	660,000	662,152
Ohio, Higher Education Revenue, Higher Educational Facilities, 2.3%, 11/15/2006	250,000	251,322
Ohio, Housing Finance Agency, Single Family Mortgage, Series A, 5.75%, 4/1/2016 (e)	305,000	305,762
Ohio, Industrial Development Revenue, Economic Development:
Series 4, 6.15%, 12/1/2005	145,000	150,810
Series 4, AMT, 6.2%, 6/1/2006	150,000	155,568
Ohio, Multi-Family Housing Revenue, Housing Mortgage, Series D, 4.8%, 8/1/2011	100,000	100,065
Ohio, Public Facilities Commission, Higher Education Capital Facilities, Series II-B, 5.0%, 11/1/2008 (e)	5,945,000	6,381,303
Ohio, Public Housing Revenue, Capital Corp for Housing Mortgage Revenue, Series A, 5.55%, 8/1/2024	1,110,000	1,111,299
Ohio, State GO, Improvement Infrastructure, Series A, 5.0%, 8/1/2006	6,000,000	6,400,680
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (e)	555,000	615,168
Ohio, Water Development Authority, Akron Ohio Project, ETM, 8.0%, 12/1/2004	75,000	77,941
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	45,000	48,016

		26,439,069

34

Oklahoma 0.4%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	40,000	33,983
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	560,000	588,000
Oklahoma, Environmental Finance, Public Service Co. of Oklahoma, 5.9%, 12/1/2007	1,000,000	1,001,370
Oklahoma, Transportation Authority, Turnpike Authority Revenue, Series A, 5.25%, 1/1/2007 (e)(g)	1,000,000	1,077,270
Oklahoma, Turnpike Revenue Authority, ETM, 4.7%, 1/1/2006	160,000	164,104
Oklahoma City, OK, Hospital & Healthcare Revenue, Hospital Trust, ETM, 6.4%, 2/1/2005	100,000	103,361
Tulsa, OK, Industrial Revenue Authority, Hillcrest Medical Center, ETM, 6.5%, 4/1/2007	325,000	351,059

		3,319,147

Oregon 0.6%
Clackamas County, OR, Hospital Facilities Authority, Series B, 3.95%, 4/20/2009 (d)	410,000	412,476
Oregon, Public Housing Revenue, Housing & Community Services Department, Series A, AMT, 4.0%, 8/1/2016	1,955,000	1,888,628
Portland, OR, Mulit-Family Housing Revenue, Multi-Family Housing Authority Revenue, AMT:
6.125%, 5/1/2017 (f)	1,545,000	1,590,516
6.3%, 5/1/2029 (f)	1,000,000	1,028,150

		4,919,770

Pennsylvania 7.3%
Allegheny County, PA, Higher Education Revenue, Higher Education:
Series A, 4.55%, 11/15/2004 (e)	190,000	192,916
Series A, 4.65%, 11/15/2005 (e)	125,000	129,994
Allegheny County, PA, Hospital Development Authority:
5.15%, 12/1/2009 (e)	2,675,000	2,800,992
5.2%, 12/1/2010 (e)	5,000,000	5,330,600
Allegheny County, PA, Hospital Development Authority Revenue, Allegheny General Hospital, ETM, 6.75%, 5/1/2004	45,000	45,007
Allegheny County, PA, Hospital Development Authority, North Hills Passavant Hospital, ETM, 6.75%, 7/1/2005	65,000	67,093
Allegheny County, PA, Industrial Development Authority Revenue, Education Center, Watson, 1.875%, 5/1/2031 (f)	470,000	471,481
Allegheny County, PA, Residental Finance Mortgage Revenue Authority, Single Family Mortgage, Series DD-2, AMT, 4.8%, 11/1/2007	100,000	106,234
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	130,000	149,023
Beaver County, PA, Industrial Development & Pollution Control Revenue Authority, 6.0%, 5/1/2007	180,000	183,798
Bucks County, PA, Saint Mary’s Hospital Authority, ETM, 6.625%, 7/1/2004	205,000	206,876
Cambria County, PA, County GO, Series A, 6.2%, 8/15/2021 (e)	200,000	206,518
Chester County, PA, Health & Education Facility, Immaculate College, 4.9%, 10/15/2004	355,000	355,753
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	20,000	22,419
Chester, PA, Core City GO, Series B, 5.8%, 12/1/2013 (e)	1,150,000	1,237,756
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (e)	300,000	308,694
Delaware County, PA, College Revenue Authority, Eastern College, Series B:
4.75%, 10/1/2006	200,000	208,366
4.85%, 10/1/2007	205,000	215,238
4.95%, 10/1/2008	345,000	362,581
Delaware County, PA, Hospital & Healthcare Revenue, Series B, Optional Put @ 100, 3.5%, 4/1/2034 (c)	250,000	250,275
Delaware County, PA, Senior Care Revenue, Elwyn Inc., Project, 6.0%, 6/1/2011 (e)	2,750,000	3,006,080
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (e)	1,310,000	1,317,205
Erie County, PA, Hospital Authority Revenue, Hamot Medical Center Project, ETM, 6.9%, 1/1/2005	245,000	253,151
Erie, PA, Higher Education Building Authority, Mercyhurst College Project, 5.75%, 3/15/2013	3,300,000	3,331,647
Fayette County, PA, Hospital Authority, Uniontown Hospital:

35

5.55%, 6/15/2008 (e)	1,070,000	1,147,746
5.65%, 6/15/2009 (e)	1,135,000	1,211,011
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary’s Hospital Authority, Series A, 7.0%, 6/15/2015 (e)	1,770,000	1,818,763
Lehigh County, PA, Hospital & Healthcare Revenue, General Purpose Authority, 5.3%, 11/15/2005 (e)	565,000	577,984
McCandless, PA, Sanitation Authority Sewer Revenue, ETM, 6.75%, 11/15/2005	605,000	633,737
McGuffey School District, PA, School District, Tax & Revenue Anticipation Notes, 1.5%, 6/30/2004	400,000	400,020
McKean County, PA, Hospital & Healthcare Revenue, Hospital Authority, Bradford Hospital, 6.1%, 10/1/2020	2,500,000	2,565,225
McKeesport, PA, Hospital Authority, Prerefunded @ 100, 6.5%, 7/1/2008	1,000,000	1,047,950
Menallen Township, PA, Sewer Authority Project, 1.8%, 9/1/2005	670,000	670,563
Mifflin County, PA, Hospital Authority, 5.3%, 7/1/2005 (e)	140,000	145,841
Monroe County, PA, Hospital Authority Revenue, ETM, 6.625%, 11/15/2004	30,000	30,875
Monroeville, PA, Hospital Authority, East Suburban Health Center Project, Prerefunded @ 100, 7.6%, 7/1/2008	585,000	591,295
Pennsylvania, Economic Development Financing Revenue Authority, Dr. Gertrude A. Barber Center Inc., 6.15%, 12/1/2020 (e)	1,000,000	1,003,010
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (e)	2,500,000	2,642,075
Pennsylvania, Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011 (f)	1,675,000	1,756,070
Pennsylvania, Higher Education Revenue, Mandatory Put @ 100, 4.0%, 11/1/2022 (f)	250,000	258,560
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority:
5.15%, 9/15/2006 (e)	345,000	358,089
6.25%, 4/1/2005	265,000	274,336
6.35%, 4/1/2006	285,000	303,904
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of The Arts:
5.2%, 3/15/2010 (e)	245,000	245,282
5.25%, 3/15/2011 (e)	265,000	265,257
5.3%, 3/15/2012 (e)	265,000	265,215
Pennsylvania, Higher Educational Facilities Authority, Health Sciences Revenue:
5.0%, 11/15/2005 (e)	1,010,000	1,049,895
5.0%, 11/15/2006 (e)	490,000	515,279
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	130,000	135,299
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 65A, 4.8%, 10/1/2022	155,000	156,525
Pennsylvania, Housing Finance Authority, Rental Housing, Series 50A, 5.35%, 10/1/2008	240,000	242,743
Pennsylvania, State GO, Intergovernmental Cooperative Authority, 1.04%, 6/15/2022* (e)	7,800,000	7,800,000
Pennsylvania, Tjuh System Project, 6.0%, 1/11/2011	1,428,165	1,454,215
Pennsylvania, Transportation/Tolls Revenue, Transportation Authority, 5.75%, 12/1/2004	15,000	15,056
Philadelphia, PA, Hospital & Higher Education Facilities Authority Revenue, Prerefunded @ 100, 10.875%, 7/1/2008	85,000	92,845
Philadelphia, PA, Hospital & Higher Educational Facilities Authority, Frankford Hospital, Series A, ETM, 6.0%, 6/1/2023	120,000	125,196
Philadelphia, PA, Industrial Development Revenue, Arbor House, Series F, 2.75%, 7/1/2005	85,000	84,824
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	330,000	319,935
Series C, 4.7%, 7/1/2013	315,000	305,393
Series E, 4.7%, 7/1/2013	375,000	363,562
Philadelphia, PA, Industrial Development Revenue, Rieder House, Series B, 2.75%, 7/1/2005 (d)	75,000	74,833
Philadelphia, PA, Industrial Development Revenue, Saligman House, Series D, 2.75%, 7/1/2005 (d)	70,000	69,872
Philadelphia, PA, Multi-Family Housing Revenue:
Series A, AMT, 4.25%, 10/1/2016	1,265,000	1,226,923
Series B, AMT, 4.5%, 10/1/2013	1,460,000	1,414,156
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 5.75%, 12/1/2006	1,100,000	1,142,724
Pittsburgh, PA, Multi-Family Housing Revenue, Urban Redevelopment Authority, Series A, 5.4%, 1/1/2022 (e)	1,925,000	1,926,597
Pittsburgh, PA, Water & Sewer Authority, ETM, 7.625%, 9/1/2004 (e)	175,000	178,754
Pittsburgh. PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 6.0%, 12/1/2011	550,000	577,472
Sayre, PA, Hospital & Healthcare Revenue, Health Care Facilities Authority, Series B, 6.375%, 7/1/2022 (e)	915,000	929,997
Wayne Pike, PA, Joint School Authority, ETM, 6.0%, 12/1/2007 (e)	330,000	343,296
Wilkes-Barre, PA, General Municipal Authority, Misericordia College, Series B, 7.75%, 12/1/2012	600,000	607,476
York County, PA, Hospital & Healthcare Revenue, Lutheran Social Services:
5.6%, 4/1/2005	500,000	513,160
5.8%, 4/1/2006	500,000	525,395
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	805,000	806,232

		61,970,159

36

Rhode Island 0.5%
Providence, RI, Redeveloping Agency, Industrial Development Revenue:
3.0%, 9/1/2007 (e)	150,000	151,137
3.125%, 9/1/2008 (e)	855,000	854,461
3.375%, 9/1/2009 (e)	910,000	904,304
3.75%, 9/1/2010 (e)	925,000	922,743
Rhode Island, Industrial Facilities Corp., Industrial Development Revenue, Building Authority Program, AKL Project:
AMT, 4.7%, 4/1/2005	175,000	178,262
AMT, 4.8%, 4/1/2006	190,000	196,205
AMT, 4.9%, 4/1/2007	185,000	192,740
AMT, 5.0%, 4/1/2008	160,000	167,045
AMT, 5.1%, 4/1/2009	210,000	219,072
AMT, 5.2%, 4/1/2010	225,000	233,807
Rhode Island, State Industrial Facility Corp., Crystal Thermoplastics Project, Series A, 6.9%, 8/1/2014	450,000	460,566

		4,480,342

South Carolina 1.0%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, 5.05%, 6/1/2008	500,000	521,890
South Carolina, Electric Revenue, Public Services Authority, Series A, 6.25%, 1/1/2022 (e)	1,500,000	1,625,835
South Carolina, Housing Finance & Department Authority, Runway Bay Apartments Projects, 5.5%, 12/1/2005	235,000	240,668
South Carolina, Housing Finance & Development Authority, Bryon Point Apartments Project, Mandatory Put @ 100, AMT, 5.7%, 6/1/2025 (b)	1,700,000	1,722,185
South Carolina, Housing Finance & Development Authority, Hunting Ridge Apartments, Mandatory Put @ 100, 6.75%, 6/1/2025 (f)	265,000	269,603
South Carolina, Piedmont Municipal Power Agency, Electric Revenue, Series A, 4.5%, 1/1/2009 (e)	4,215,000	4,291,418

		8,671,599

South Dakota 0.2%
South Dakota, Health & Educational Facilities Authority, Rapid City Regional Hospital Project, ETM, 7.75%, 9/1/2007	140,000	153,964
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (e)	1,150,000	1,255,466
South Dakota, Public Housing Revenue Housing Development Authority, Series B, 5.25%, 5/1/2017	435,000	450,377

		1,859,807

Tennessee 0.5%
Bristol, TN, Health & Educational Revenue, ETM, 6.9%, 1/1/2007	185,000	198,875
Shelby County, TN, Health Educational & Housing Facilities Board, ETM, 6.5%, 4/1/2005	25,000	26,045
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Arbors of Germantown Project, Gables Tennessee Project, Mandatory Put @ 100, 4.75%, 7/1/2024 (b)	3,705,000	3,717,930
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	290,000	286,926

		4,229,776

37

Texas 4.5%
Austin, TX, Project Revenue, Series A, 5.125%, 11/15/2014 (e)	530,000	530,880
Austin, TX, Sports, Expo & Entertainment Revenue, Convention Enterprises Inc., Series B, 5.75%, 1/1/2016	5,500,000	5,756,465
Austin, TX, State GO, Public Improvements:
5.75%, 9/1/2012	2,820,000	3,064,156
5.75%, 9/1/2013	3,000,000	3,261,180
5.75%, 9/1/2014	3,190,000	3,467,721
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019 (d)	1,203,500	1,234,562
Harris County, TX, Health Facilities Development Corp., Memorial Hospital System Project, 7.125%, 6/1/2015	400,000	402,040
Harris County, TX, Hospital & Healthcare Revenue, 7.4%, 2/15/2010 (e)	2,740,000	3,145,328
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (e)	210,000	237,359
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014 (d)	110,000	110,914
Harris County, TX, Toll Road, 5.3%, 8/15/2013 (e)	1,330,000	1,372,334
Houston, TX, Sewer Systems, ETM, 5.4%, 10/1/2004	320,000	325,616
Lewisville, TX, Core City GO, Combination Contract, 4.75%, 9/1/2012 (e)	2,255,000	2,291,035
Panhandle-Plains, TX, Higher Education Authority, Student Loan Revenue, AMT, 5.55%, 3/1/2005	235,000	235,341
Port Arthur, TX, Housing Finance Corp. Mortgage Revenue, UDAG Project, Series A, 6.4%, 1/1/2028	820,000	846,453
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	1,020,000	987,819
Tarrant County, TX, Public Housing Revenue, Housing Finance Corp., Series A, AMT, 3.85%, 1/20/2013	1,050,000	1,047,669
Texas, Affordable Housing Corp., Multi-Family Housing Revenue, American Opportunity Housing Portfolio, 4.05%, 9/1/2007 (e)	2,780,000	2,824,397
Texas, Affordable Housing Corp., Multi-Family Housing Revenue, Arborstone/Baybrook Oaks, Series A, 4.0%, 11/1/2006	1,675,000	1,689,305
Texas, Department Housing & Community Affairs, Multi-Family Housing, Meadow Ridge Apartments Project, AMT, 5.05%, 8/1/2008	645,000	640,621
Texas, Multi-Family Housing Revenue, Multi-Family Housing & Community Affair, Series A, 1.08%, 2/1/2023*	1,800,000	1,800,000
Texas, Multi-Family Housing Revenue, Wintergreen Project, 4.85%, 9/20/2012	180,000	189,860
Texas, Public Finance Authority Building Revenue, Texas State Technical College, 6.1%, 8/1/2004 (e)	270,000	273,137
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	508,045
Texas, State Department Housing & Community Affairs, Volente Project, AMT, 5.0%, 7/1/2008	570,000	596,368
Texas, Trinity River Authority, Pollution Control Revenue, Texas Instruments Inc. Project, AMT, 6.2%, 3/1/2020	60,000	62,438
Travis County, TX, Housing Finance Corp., Multi-Family Housing Revenue, Broadmoor Apartments Project, AMT, 5.7%, 6/1/2006 (e)	725,000	758,386

		37,659,429

Utah 1.3%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (e)	250,000	274,440
Ogden City, UT, Housing Finance Corp., Section 8 Assisted Project, Series A, 5.5%, 7/1/2005	75,000	74,848
Utah, Single Family Housing Revenue, Series D-2, 5.0%, 7/1/2018	1,445,000	1,479,940
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	2,945,000	2,981,783
Utah, Single Family Housing Revenue, Single Family Mortgage, 3.875%, 7/1/2014	2,600,000	2,577,458
Utah, State GO, Series F, 5.0%, 7/1/2011	3,405,000	3,686,525

		11,074,994

Vermont 0.2%
Vermont, Higher Education Revenue, Education & Health Buildings Financial Agency, Norwich University Project, 4.75%, 7/1/2004	150,000	150,695
Vermont, State GO, Series A, 6.3%, 1/15/2006	1,000,000	1,055,040

		1,205,735

38

Virginia 2.8%
Arlington County, VA, General Obligation, Public Improvement Revenue, 4.0%, 1/15/2006	3,755,000	3,894,836
Chesterfield, VA, Community GO, 6.1%, 7/15/2004	1,565,000	1,586,910
Franklin, VA, Core City GO, 4.875%, 10/1/2008 (d)	310,000	310,174
Harrisonburg, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, 1.08%, 8/1/2032*	3,800,000	3,800,000
Newport New, VA, School District (REV) Lease, School Board:
2.5%, 11/1/2004	710,000	712,833
2.5%, 11/1/2005	750,000	755,587
2.5%, 11/1/2006	790,000	789,771
3.0%, 11/1/2007	835,000	835,802
3.2%, 11/1/2008	885,000	879,239
3.2%, 11/1/2009	940,000	915,560
3.3%, 11/1/2010	995,000	955,240
3.5%, 11/1/2011	1,055,000	998,178
3.65%, 11/1/2012	1,125,000	1,050,941
3.75%, 11/1/2013	1,195,000	1,105,327
4.0%, 11/1/2014	1,270,000	1,195,959
4.1%, 11/1/2015	1,930,000	1,804,820
Pulaski, VA, Hospital & Healthcare Revenue, ETM, 6.375%, 10/1/2007	45,000	48,891
Suffolk, VA, Redevelopment and Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018 (e)	1,570,000	1,605,733
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,614

		23,522,415

Washington 2.5%
King County, WA, Public Housing Revenue, Series A, 5.05%, 7/1/2013 (e)	3,400,000	3,482,246
King County, WA, State GO, Series B, Prerefunded @ 102, 5.9%, 12/1/2014	7,270,000	8,272,606
Washington, General Obligation, Series A, 5.75%, 7/1/2013	4,275,000	4,587,118
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010 (f)	60,000	62,268
Washington, Housing Finance Communication, Multi-Family Revenue, Alderbrook Apartments Project, Series A, Mandatory Put @ 100, AMT, 4.9%, 7/1/2030 (b) (f)	3,000,000	3,043,950
Washington, Housing Finance Communication, Multi-Family Revenue, Summit Apartments Project, Series A, Mandatory Put @ 100, AMT, 4.9%, 7/1/2030 (b) (f)	140,000	142,051
Washington, Housing Finance, Single Family Program, Series 4N, 5.55%, 12/1/2016	45,000	45,771
Washington, Public Power Supply, System Nuclear Project No. 2 Revenue:
Series A, 5.6%, 7/1/2009 (e)	1,000,000	1,090,010
ETM, 6.4%, 7/1/2004	60,000	60,529

		20,786,549

West Virginia 2.3%
Braxton County, WV, Pollution Control Revenue, Solid Waste Disposal, AMT, 6.5%, 4/1/2025	4,500,000	4,636,035
South Charleston, WV, Pollution Control Revenue, Union Carbide Corp., 7.625%, 8/1/2005	2,500,000	2,500,000
West Virginia, School Building Authority Revenue, Capital Improvements, 5.6%, 7/1/2015 (e)	10,915,000	11,965,460
Wood County, WV, Building Community, St. Joseph’s Hospital Parkersburg, ETM, 6.625%, 1/1/2006 (e)	445,000	462,408

		19,563,903

Wisconsin 1.7%
Milwaukee, WI, Sewer District, Series A, 5.5%, 10/1/2010	4,615,000	5,037,411
Racine, WI, Water & Sewer Revenue, Waterworks, 2.125%, 9/1/2005	7,400,000	7,416,798
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care Inc., 5.25%, 8/15/2017 (e)	2,125,000	2,215,886
		14,670,095

Total Municipal Investments (Cost $832,681,143)		831,631,863

Mutual Funds 1.6%
Blackrock Provident Institutional Funds, 0.893%	3,392,741	3,392,741
Provident Institutional Municipal Cash Fund:
0.913%	3,825,527	3,825,527
1.0%	6,520,822	6,520,822
Total Mutual Funds (Cost $13,739,090)		13,739,090

Total Investment Portfolio—100.0% (Cost $848,205,363) (a)		847,200,434

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of April 30, 2004.

39

(a)	The cost for federal income tax purposes was $848,222,799. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $1,022,365. This consisted of aggregate gross unrealized appreciation of $4,173,357 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,195,722.
(b)	Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Investment Portfolio.
(c)	Optional Put Security. The optional put date is shown as the maturity date on the Investment Portfolio.
(d)	Taxable Issue.
(e)	Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
ACA	American Capital Access	1.8
AMBAC	AMBAC Assurance Corp.	8.3
BIGI	Bond Investors Guaranty Insurance	0.3
FGIC	Financial Guaranty Insurance Company	3.1
FHA	Federal Housing Administration	3.1
FSA	Financial Security Assurance	1.7
MBIA	Municipal Bond Investors Assurance	10.9
RADIAN	RADIAN Asset Assurance Incorporated	2.0

(f) The security incorporates a letter of credit from a major bank.

(g) At April 30, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At April 30, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
5 Year US Treasury Note	6/4/2004	730	82,703,040	80,254,375	2,448,665

Total net unrealized appreciation					2,448,665

The accompanying notes are an integral part of the financial statements.

40

Financial Statements

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Investments in securities, at value[a]	$295,905,405	$847,200,434
Cash	4,945,172	512
Receivable for investments sold	1,607,682	1,758,367
Receivable for Fund shares sold	222,004	6,549,656
Interest receivable	4,451,026	10,428,438
Other assets	25,858	14,565
Total assets	307,157,147	865,951,972

Liabilities
Accrued investment advisory fee	116,822	308,573
Payable for investments purchased	—	10,613,284
Payable for daily variation margin on open futures	—	148,281
Dividends payable	168,280	216,545
Payable for Fund shares redeemed	—	33,077
Other accrued expenses and payables	62,538	480,410
Total liabilities	347,640	11,800,170

Net assets, at value	$306,809,507	$854,151,802

Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(30,040)	(82,315)
Net unrealized appreciation (depreciation) on: Investments	5,236,653	(1,004,929)
Futures	—	2,448,665
Accumulated net realized gain (loss)	(4,515,079)	(4,508,343)
Paid-in capital	306,117,973	857,298,724

Net assets, at value	$306,809,507	$854,151,802

[a]	Cost of $290,668,752 for Municipal Bond Fund and $848,205,363 for Short-Term Municipal Bond Fund.

The accompanying notes are an integral part of the financial statements.

41

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)

Net Asset Value	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Class A Net assets applicable to shares outstanding	$—	$148,695,477
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	—	14,403,702

Net Asset Value and redemption price per share	$—	$10.32

Maximum offering price per share (100 / 98.00 of $10.32)	$—	$10.53

Class B Net assets applicable to shares outstanding	$—	$6,126,225
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	—	593,541

Net Asset Value, offering and redemption price per share	$—	$10.32

Class C Net assets applicable to shares outstanding	$—	$74,265,520
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	—	7,197,287

Net Asset Value, offering and redemption price per share	$—	$10.32

Institutional Class Net assets applicable to shares outstanding	$281,152,229	$387,971,984
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	25,496,573	37,589,919

Net Asset Value, offering and redemption price per share	$11.03	$10.32

Investment Class Net assets applicable to shares outstanding	$25,657,278	$237,092,596
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	2,322,587	22,994,953

Net Asset Value, offering and redemption price per share	$11.05	$10.31

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended April 30, 2004 (Unaudited)

Investment Income	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Income: Interest	$9,387,443	$13,740,717
Expenses: Investment advisory fees	749,381	1,680,447
Administration fee	224,815	504,589
Custodian fees	2,070	13,882
Distribution fee	—	447,016
Shareholder servicing fees	24,889	228,246
Auditing	49,000	17,594
Legal	5,921	6,283
Trustees’ fees and expenses	10,444	23,187
Reports to shareholders	11,092	8,503
Registration fees	11,090	62,059
Other	5,347	17,211
Total expenses, before expense reductions	1,094,049	3,009,017
Expense reductions	(48,127)	(21,930)
Total expenses, after expense reductions	1,045,922	2,987,087

Net investment income	8,341,521	10,753,630

42

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,008,964	(460,381)
Net unrealized appreciation (depreciation) during the period on: Investments	(7,728,668)	(4,933,693)
Futures	—	2,448,665

	(7,728,668)	(2,485,028)

Net gain (loss) on investment transactions	(4,719,704)	(2,945,409)

Net increase (decrease) in net assets resulting from operations	$3,621,817	$7,808,221

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets—Scudder Municipal Bond Fund

	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Increase (Decrease) in Net Assets
Operations: Net investment income	$8,341,521	$21,233,580
Net realized gain (loss) on investment transactions	3,008,964	1,136,134
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,728,668)	(446,023)
Net increase (decrease) in net assets resulting from operations	3,621,817	21,923,691
Distributions to shareholders from: Net investment income: Institutional Class	(7,853,439)	(20,325,432)
Investment Class	(543,104)	(847,167)
Fund share transactions: Proceeds from shares sold	57,526,526	134,298,285
Reinvestment of distributions	6,893,931	19,571,103
Cost of shares redeemed	(196,406,714)	(179,765,244)
Net increase (decrease) in net assets from Fund share transactions	(131,986,257)	(25,895,856)
Increase (decrease) in net assets	(136,760,983)	(25,144,764)
Net assets at beginning of period	443,570,490	468,715,254

Net assets at end of period (including accumulated distributions in excess of and undistributed net investment income of $30,040 and $24,982, respectively)	$306,809,507	$443,570,490

The accompanying notes are an integral part of the financial statements.

43

Statement of Changes in Net Assets—Scudder Short-Term Municipal Bond Fund

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003

Operations: Net investment income	$10,753,630	$19,003,918
Net realized gain (loss) on investment transactions	(460,381)	(2,044,112)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,485,028)	(61,520)
Net increase (decrease) in net assets resulting from operations	7,808,221	16,898,286
Distributions to shareholders from: Net investment income: Class A	(1,596,096)	(1,129,929)
Class B	(49,775)	(31,136)
Class C	(580,432)	(374,567)
Institutional Class	(5,868,293)	(14,381,208)
Investment Class	(2,616,426)	(3,094,121)
Fund share transactions: Proceeds from shares sold	324,113,913	973,287,964
Reinvestment of distributions	6,496,528	14,375,598
Cost of shares redeemed	(389,917,515)	(436,024,963)
Net increase (decrease) in net assets from Fund share transactions	(59,307,074)	551,638,599
Increase (decrease) in net assets	(62,209,875)	549,525,924
Net assets at beginning of period	916,361,677	366,835,753

Net assets at end of period (including accumulated distributions in excess of net investment income of $82,315 and $124,923, respectively)	$854,151,802	$916,361,677

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Municipal Bond Fund

Institutional Class

Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.22	$11.20	$11.18	$10.77	$10.66	$11.30

Income from investment operations:
Net investment income	.24	.53	.53	.53	.56	.51
Net realized and unrealized gain (loss) on investment transactions	(.18)	.02	.02	.41	.11	(.59)
Total from investment operations	.06	.55	.55	.94	.67	(.08)
Less distributions from:
Net investment income	(.25)	(.53)	(.53)	(.53)	(.56)	(.51)
Net realized gains on investment transactions	—	—	—	—	—	(.05)
Total distributions	(.25)	(.53)	(.53)	(.53)	(.56)	(.56)
Net asset value, end of period	$11.03	$11.22	$11.20	$11.18	$10.77	$10.66

Total Return (%)[b]	.53 **	5.01	5.04	8.90	6.45	(.78)

44

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	281		420	454	442	515	623
Ratio of expenses before expense reductions (%)	.57	*	.56	.58	.57	.59	.58
Ratio of expenses after expense reductions (%)	.55	*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	4.47	*	4.72	4.76	4.80	5.25	4.62
Portfolio turnover rate (%)	20	*	18	17	27	29	27

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Scudder Municipal Bond Fund

Investment Class

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.24		$11.20	$11.18	$10.77	$10.66	$11.30

Income from investment operations:
Net investment income	.25		.51	.50	.50	.53	.49
Net realized and unrealized gain (loss) on investment transactions	(.19)		.04	.02	.41	.11	(.59)

Total from investment operations	.06		.55	.52	.91	.64	(.10)

Less distributions from:
Net investment income	(.25)		(.51)	(.50)	(.50)	(.53)	(.49)
Net realized gains on investment transactions	—		—	—	—	—	(.05)
Total distributions	(.25)		(.51)	(.50)	(.50)	(.53)	(.54)

Net asset value, end of period	$11.05		$11.24	$11.20	$11.18	$10.77	$10.66

Total Return (%)	.47	**	4.97[b]	4.77[b]	8.63[b]	6.21[b]	(1.01)[b]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	26		24	14	13	12	7
Ratio of expenses before expense reductions (%)	.77	*	.73	.83	.82	.83	.82
Ratio of expenses after expense reductions (%)	.77	*	.56	.79	.80	.80	.80
Ratio of net investment income (%)	4.25	*	4.71	4.52	4.55	5.01	4.33
Portfolio turnover rate (%)	20	*	18	17	27	29	27

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

45

Scudder Short-Term Municipal Bond Fund

Class A

	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.40

Income from investment operations:
Net investment income	.13	.18
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.04)
Total from investment operations	.09	.14
Less distributions from:
Net investment income	(.13)	(.18)

Net asset value, end of period	$10.32	$10.36

Total Return (%)c	.82 **	1.31 **

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	149		126
Ratio of expenses (%)	.80	*	.80	*
Ratio of net investment income (loss) (%)	2.47	*	2.34	*
Portfolio turnover rate (%)	50	*	34	*

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[c]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Scudder Short-Term Municipal Bond Fund

Class B

	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$10.35	$10.40

Income from investment operations:
Net investment income	.09	.12
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.05)
Total from investment operations	.06	.07
Less distributions from:
Net investment income	(.09)	(.12)
Net asset value, end of period	$10.32	$10.35

Total Return (%)c	.45 **	.81 **

46

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	6		6
Ratio of expenses (%)	1.55	*	1.54	*
Ratio of net investment income (%)	1.72	*	1.61	*
Portfolio turnover rate (%)	50	*	34	*

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[c]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

Scudder Short-Term Municipal Bond Fund

Class C

	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$10.35	$10.40
Income from investment operations:
Net investment income	.09	.12
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.05)
Total from investment operations	.06	.07
Less distributions from:
Net investment income	(.09)	(.12)

Net asset value, end of period	$10.32	$10.35

Total Return (%)c	.54 **	.71 **

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	74		66
Ratio of expenses (%)	1.55	*	1.54	*
Ratio of net investment income (%)	1.72	*	1.61	*
Portfolio turnover rate (%)	50	*	34	*

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[c]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

47

Scudder Short-Term Municipal Bond Fund

Institutional Class

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.35		$10.34	$10.33	$10.16	$10.11	$10.37

Income from investment operations:
Net investment income	.14		.31	.41	.47	.50	.40
Net realized and unrealized gain (loss) on investment transactions	(.03)		.01	.01	.17	.05	(.26)
Total from investment operations	.11		.32	.42	.64	.55	.14
Less distributions from:
Net investment income	(.14)		(.31)	(.41)	(.47)	(.50)	(.40)

Net asset value, end of period	$10.32		$10.35	$10.34	$10.33	$10.16	$10.11

Total Return (%)b	.98	**	3.14	4.29	6.40	5.52	1.33

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	388		542	317	155	192	107
Ratio of expenses before expense reductions (%)	.56	*	.56	.60	.62	.71	.80
Ratio of expenses after expense reductions (%)	.55	*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.72	*	2.92	3.88	4.60	5.26	3.92
Portfolio turnover rate (%)	50	*	34	34	63	52	64

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Scudder Short-Term Municipal Bond Fund

Investment Class

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.34		$10.33	$10.32	$10.16	$10.11	$10.37

Income from investment operations:
Net investment income	.13		.29	.39	.44	.47	.37
Net realized and unrealized gain (loss) on investment transactions	(.03)		.01	.01	.16	.05	(.26)
Total from investment operations	.10		.30	.40	.60	.52	.11
Less distributions from:
Net investment income	(.13)		(.29)	(.39)	(.44)	(.47)	(.37)

Net asset value, end of period	$10.31		$10.34	$10.33	$10.32	$10.16	$10.11

Total Return (%)	.88	**	3.06[b]	3.93[b]	6.03[b]	5.24[b]	1.08[b]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	237		177	50	6	.19	.27
Ratio of expenses before expense reductions (%)	.68	*	.75	.85	.87	.96	1.00
Ratio of expenses after expense reductions (%)	.68	*	.71	.80	.80	.80	.80
Ratio of net investment income (%)	2.59	*	2.76	3.59	3.95	4.78	3.91
Portfolio turnover rate (%)	50	*	34	34	63	52	64

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Total returns would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

48

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Municipal Bond Fund and Scudder Short-Term Municipal Bond Fund (“Municipal Bond Fund” and “Short-Term Municipal Bond Fund” or the “Funds”), are each a diversified series of Scudder MG Investments Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware business trust.

The Municipal Bond Fund offers two classes of shares to investors: Institutional Class shares and Investment Class shares. The Short-Term Municipal Bond Fund offers five classes of shares to investors: Class A shares, Class B shares, Class C shares, Institutional Class shares and Investment Class shares.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

49

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices, obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, Municipal Bond Fund had net tax basis capital loss carryforward of approximately $7,523,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first.

At October 31, 2003, Short-Term Municipal Bond Fund had net tax basis capital loss carryforward of approximately $4,019,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,488,000), October 31, 2010 ($506,000) and October 31, 2011 ($2,025,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value

50

calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Municipal Bond Fund	$35,297,609	$166,202,599
Short-Term Municipal Bond Fund	$204,500,876	$242,732,721

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of each Fund’s average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. For its services as Administrator, DeAM, Inc. receives a fee (the “Administration Fee”) of 0.12% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. For the six months ended April 30, 2004, the Administration Fee was as follows:

Administration Fee	Total Aggregated	Unpaid at April 30, 2004
Municipal Bond Fund	$224,815	$2,307
Short-Term Municipal Bond Fund	$504,589	$83,746

For the six months ended April 30, 2004, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each Fund as follows:

	Municipal Bond Fund	Short-Term Municipal Bond Fund
Class A	—	.80%
Class B	—	1.55%
Class C	—	1.55%
Institutional Class	.55%	.55%
Investment Class	.80%	.80%

Under these agreements, the Administrator waived and absorbed $48,127 and $21,930 of expenses of the Municipal Bond Fund and Short-Term Municipal Bond Fund, respectively.

51

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Short-Term Municipal Bond Fund Class A	$163,897	$31,093
Class B	22,233	3,773
Class C	260,886	44,605

	$447,016	$79,471

In addition, SDI, or an affiliate, provides information and administrative services (“Shareholder Servicing Fee”) to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Short-Term Municipal Bond Fund Class B	$7,411		$1,338.25%
Class C	87,012		17,839.25%
Investment Class	133,823		272,394.13%

	$228,246		$291,571

Municipal Bond Fund Investment Class	$24,889		$3,958.20%

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Short-Term Municipal Bond Fund. There were no underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class

52

C of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares was $11,247 and $38,118, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $59,351.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex’s Audit Committee and Executive Committee receive an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Share Transactions

Scudder Municipal Bond Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	4,438,148	$49,961,314	10,521,785	$118,396,378
Investment Class	670,204	7,565,212	1,406,437	15,901,907

		$57,526,526		$134,298,285

Shares issued to shareholders in reinvestment of distributions
Institutional Class	567,750	$6,387,949	1,665,882	$18,734,982
Investment Class	44,918	505,982	74,240	836,121

		$6,893,931		$19,571,103

Shares redeemed
Institutional Class	(16,926,344)	$(190,535,955)	(15,333,882)	$(172,575,124)
Investment Class	(520,228)	(5,870,759)	(641,210)	(7,190,120)

		$(196,406,714)		$(179,765,244)

Net increase (decrease)
Institutional Class	(11,920,446)	$(134,186,692)	(3,146,215)	$(35,443,764)
Investment Class	194,894	2,200,435	839,467	9,547,908

		$(131,986,257)		$(25,895,856)

53

Scudder Short-Term Municipal Bond Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,953,809	$51,465,457	14,457,798	$150,323,772	*
Class B	94,973	987,926	576,478	5,991,147	*
Class C	1,844,365	19,145,723	7,347,569	76,364,682	*
Institutional Class	13,524,117	140,579,718	50,123,786	520,545,708
Investment Class	10,788,160	111,935,089	21,207,325	220,062,655

		$324,113,913		$973,287,964

Shares issued to shareholders in reinvestment of distributions
Class A	87,524	$909,481	67,733	$702,294	*
Class B	2,724	28,295	1,806	18,713	*
Class C	35,245	365,972	24,019	248,869	*
Institutional Class	437,191	4,541,042	1,214,588	12,599,609
Investment Class	62,800	651,738	77,742	806,113

		$6,496,528		$14,375,598

Shares redeemed
Class A	(2,798,963)	$(29,058,096)	(2,364,199)	$(24,521,641	)*
Class B	(52,436)	(544,909)	(30,004)	(310,682	)*
Class C	(1,059,709)	(11,005,115)	(994,202)	(10,288,481	)*
Institutional Class	(28,688,965)	(297,775,176)	(29,706,528)	(307,906,717)
Investment Class	(4,967,304)	(51,534,219)	(8,964,496)	(92,997,442)

		$(389,917,515)		$(436,024,963)

Net increase (decrease)
Class A	2,242,370	$23,316,842	12,161,332	$126,504,425	*
Class B	45,261	471,312	548,280	5,699,178	*
Class C	819,901	8,506,580	6,377,386	66,325,070	*
Institutional Class	(14,727,657)	(152,654,416)	21,631,846	225,238,600
Investment Class	5,883,656	61,052,608	12,320,571	127,871,326

		$(59,307,074)		$551,638,599

*	For the period from February 28, 2003 (commencement of operations for Class A, B and C shares) to October 31, 2003.

E. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Municipal Bond Fund and Short-Term Municipal Bond Fund may borrow up to a maximum of 10 and 33 percent, respectively, of their net assets under the agreement.

54

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, Institutional and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site—scudder.com (type “proxy voting” in the search field)—or on the SEC’s Web site—www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

55

	Scudder Municipal Bond Fund	Scudder Short-Term Municipal Bond Fund
Class A	Nasdaq Symbol CUSIP Number Fund Number	N/A N/A N/A	SRMAX 81116P 725 436
Class B	Nasdaq Symbol CUSIP Number Fund Number	N/A N/A N/A	SRMBX 81116P 717 636
Class C	Nasdaq Symbol CUSIP Number Fund Number	N/A N/A N/A	SRMCX 81116P 691 736
Class Institutional	Nasdaq Symbol CUSIP Number Fund Number	MGMBX 81116P 782 528	MGSMX 81116P 683 536
Class Investment	Nasdaq Symbol CUSIP Number Fund Number	MMBSX 81116P 774 818	MSMSX 81116P 675 819

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

56

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence—Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

August 2003

57

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Cash Account Trust

    Government & Agency Securities Portfolio

    Money Market Portfolio

    Tax-Exempt Portfolio

Cash Equivalent Fund

    Government & Agency Securities Portfolio

    Money Market Portfolio

    Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

    Prime Series

    Treasury Series

    Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

    Government & Agency Securities Portfolio

    Treasury Portfolio

Investors Municipal Cash Fund

    Investors Florida Municipal Cash Fund

    Investors Michigan Municipal Cash Fund

    Investors New Jersey Municipal Cash Fund

    Investors Pennsylvania Municipal Cash

        Fund

    Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

    Scudder Government & Agency Money Fund

    Scudder Money Market Fund

    Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder YieldWise Funds

    Scudder YieldWise Government & Agency Money Fund

    Scudder YieldWise Money Fund

    Scudder YieldWise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund Institutional

Treasury Money Fund Investment

June 1, 2004

SMF-3627

PSMEGA-2A-064

The following information is added to each fund’s prospectus under the heading “Who Manages and Oversees the Funds”:

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

SCUDDER

INVESTMENTS

Scudder International Fund

Scudder Municipal Bond Fund

Scudder 21st Century Growth Fund

Supplement to the currently effective Prospectus of each of the funds listed above

For Scudder International Fund only:

The following supplements the information in the currently effective Class A, B, C, I, S, AARP and Barrett International shares prospectuses of Scudder International Fund:

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	10 Years	Since Inception For Barrett International Shares*	Since Inception For Class I**
Index 2 (reflects no deductions for fees, expenses or taxes)	38.59	-0.05	4.47	0.74	-2.91

Index 2: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.***

*	Since April 3, 1998 (inception date of Barrett International shares). Index comparison begins on March 31, 1998.
**	Since December 29, 2000 (inception of Class I shares). Index comparison begins on December 31, 2000.
***	Effective on or about July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index will replace the MSCI EAFE + Canada Index as the fund’s benchmark index because the advisor believes it is more appropriate to measure the fund’s performance against the MSCI EAFE Index as it more accurately reflects the fund’s investment strategy.

For Scudder Municipal Bond Fund and Scudder 21st Century Growth Fund only:

The Board of the Scudder Municipal Bond Fund has approved in principle the merger of the fund into the Scudder Intermediate Tax/AMT Free Fund, a fund managed by the same portfolio management team.

The Board of the Scudder 21st Century Growth Fund (together with the Scudder Municipal Bond Fund, the “Acquired Funds”) has approved in principle the merger of the fund into the Scudder Small Cap Fund (together with the Intermediate Tax/AMT Free Fund, the “Acquiring Funds”), a fund managed by the same portfolio management team. The Scudder Small Cap Fund is proposed to be renamed the Scudder Small Cap Growth Fund on July 1, 2004.

The proposed mergers are part of the Advisor’s initiative to realign the management and operations of the funds it manages. Completion of each merger is subject to a number of conditions, including final approval by the relevant Acquired Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next six months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the Acquiring Fund.

June 18, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

—	Government Securities Portfolio
—	Money Market Portfolio
—	Tax-Exempt Portfolio

Cash Equivalent Fund

—	Government Securities Portfolio
—	Money Market Portfolio
—	Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

—	Prime Series
—	Treasury Series
—	Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

—	Government Securities Portfolio
—	Treasury Portfolio

Investors Municipal Cash Fund

—	Investors Florida Municipal Cash Fund
—	Investors Michigan Municipal Cash Fund
—	Investors New Jersey Municipal Cash Fund
—	Investors Pennsylvania Municipal Cash Fund
—	Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

—	Scudder Government Money Fund
—	Scudder Money Market Fund
—	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Growth Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Exempt California Money Market Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder Variable Series I

—	Scudder 21st Century Growth Portfolio
—	Scudder Balanced Portfolio
—	Scudder Bond Portfolio
—	Scudder Capital Growth Portfolio
—	Scudder Global Discovery Portfolio
—	Scudder Growth and Income Portfolio
—	Scudder Health Sciences Portfolio
—	Scudder International Portfolio
—	Scudder Money Market Portfolio

Scudder Variable Series II

—	Scudder Aggressive Growth Portfolio
—	Scudder Blue Chip Portfolio
—	Scudder Contrarian Value Portfolio
—	Scudder Fixed Income Portfolio
—	Scudder Global Blue Chip Portfolio
—	Scudder Government Securities Portfolio
—	Scudder Growth Portfolio
—	Scudder High Income Portfolio
—	Scudder International Select Equity Portfolio
—	Scudder Money Market Portfolio
—	Scudder Small Cap Growth Portfolio
—	Scudder Strategic Income Portfolio
—	Scudder Technology Growth Portfolio
—	Scudder Total Return Portfolio
—	SVS Davis Venture Value Portfolio
—	SVS Dreman Financial Services Portfolio
—	SVS Dreman High Return Equity Portfolio
—	SVS Dreman Small Cap Value Portfolio
—	SVS Eagle Focused Large Cap Growth Portfolio
—	SVS Focus Value + Growth Portfolio
—	SVS Index 500 Portfolio
—	SVS INVESCO Dynamic Growth Portfolio
—	SVS Janus Growth and Income Portfolio
—	SVS Janus Growth Opportunities Portfolio
—	SVS MFS Strategic Value Portfolio
—	SVS Oak Strategic Equity Portfolio
—	SVS Turner Mid Cap Growth Portfolio

Scudder Yieldwise Funds

—	Scudder Yieldwise Government Money Fund
—	Scudder Yieldwise Money Fund
—	Scudder Yieldwise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Treasury Money Fund Institutional

Treasury Money Fund Investment

The following information is added to each Fund’s Statement of Additional Information:

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

April 29, 2004

Supplement to the currently effective Statements of Additional Information for each of the listed funds:

Scudder 21st Century Growth Fund	Scudder International Select Equity Fund

Scudder Aggressive Growth Fund	Scudder Japanese Equity Fund

Scudder Blue Chip Fund	Scudder Large Cap Value Fund

Scudder California Tax-Free Income Fund	Scudder Large Company Growth Fund

Scudder Capital Growth Fund	Scudder Large Company Value Fund

Scudder-Dreman Financial Services Fund	Scudder Latin America Fund

Scudder-Dreman High Return Equity Fund	Scudder Massachusetts Tax-Free Fund

Scudder-Dreman Small Cap Value Fund	Scudder Micro Cap Fund

Scudder Dynamic Growth Fund	Scudder Mid Cap Growth Fund

Scudder Emerging Markets Growth Fund	Scudder New Europe Fund

Scudder Emerging Markets Income Fund	Scudder New York Tax-Free Income Fund

Scudder Fixed Income Fund	Scudder Pacific Opportunities Fund

Scudder Flag Investors Communications Fund	Scudder Pathway Series: Conservative Portfolio

Scudder Flag Investors Equity Partners Fund	Scudder Pathway Series: Growth Portfolio

Scudder Flag Investors Value Builder Fund	Scudder Pathway Series: Moderate Portfolio

Scudder Florida Tax-Free Income Fund	Scudder PreservationPlus Income Fund

Scudder Focus Value + Growth Fund	Scudder RREEF Real Estate Securities Fund

Scudder Global Bond Fund	Scudder S&P 500 Stock Fund

Scudder Global Discovery Fund	Scudder Select 500 Fund

Scudder Global Fund	Scudder Short Duration Fund

Scudder Gold and Precious Metals Fund	Scudder Short-Term Bond Fund

Scudder Greater Europe Growth Fund	Scudder Short-Term Municipal Bond Fund

Scudder Growth and Income Fund	Scudder Small Cap Growth Fund

Scudder Growth Fund	Scudder Small Company Stock Fund

Scudder High Income Fund	Scudder Small Company Value Fund

Scudder High Income Opportunity Fund	Scudder Strategic Income Fund

Scudder Income Fund	Scudder Tax Advantaged Dividend Fund

Scudder International Equity Fund	Scudder Total Return Fund

Scudder International Fund	Scudder US Government Securities Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s Statement of Additional Information under the heading “Purchase and Redemption of Shares—Purchases”:

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

September 28, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust	o Scudder International Equity Fund

o Government & Agency Securities Portfolio	o Scudder Equity 500 Index Fund

o Money Market Portfolio	o Daily Assets Fund

o Tax-Exempt Portfolio	o Treasury Money Fund

Cash Equivalent Fund	Scudder International Equity Fund

o Government & Agency Securities Portfolio	Scudder International Fund

o Money Market Portfolio	Scudder International Select Equity Fund

o Tax-Exempt Portfolio	Scudder Japanese Equity Fund

Cash Reserve Fund, Inc.	Scudder Large Cap Value Fund

o Prime Series	Scudder Large Company Growth Fund

o Tax-Free Series	Scudder Large Company Value Fund

o Treasury Series	Scudder Latin America Fund

Investors Cash Trust	Scudder Lifecycle Long Range Fund

o Government & Agency Securities Portfolio	Scudder Lifecycle Mid Range Fund

o Treasury Portfolio	Scudder Lifecycle Short Range Fund

Investors Municipal Cash Fund	Scudder Massachusetts Tax-Free Fund

o Investors Florida Municipal Cash Fund	Scudder Mid Cap Fund

o Investors Michigan Municipal Cash Fund	Scudder Micro Cap Fund

o Investors New Jersey Municipal Cash Fund	Scudder Money Funds

o Investors Pennsylvania Municipal Cash Fund	o Scudder Government & Agency Money Fund

o Tax-Exempt New York Money Market Fund	o Scudder Money Market Fund

Scudder 21st Century Growth Fund	o Scudder Tax-Exempt Money Fund

Scudder Aggressive Growth Fund	Scudder Municipal Bond Fund

Scudder Advisor Funds	Scudder New Europe Fund

o Cash Management	Scudder New York Tax-Free Income Fund

o New York Tax Free Money	Scudder Pacific Opportunities Fund

o Tax-Free Money	Scudder Pathway Series: Conservative Portfolio

o Treasury Money	Scudder Pathway Series: Growth Portfolio

o PreservationPlus Income Fund	Scudder Pathway Series: Moderate Portfolio

Scudder Advisor Funds III	Scudder Retirement Fund – Series V

o Money Market	Scudder Retirement Fund – Series VI

o PreservationPlus Fund	Scudder Retirement Fund – Series VII

Scudder Balanced Fund	Scudder RREEF Real Estate Securities Fund

Scudder Blue Chip Fund	Scudder S&P 500 Index Fund

Scudder California Tax-Free Income Fund	Scudder S&P 500 Stock Fund

Scudder Capital Growth Fund	Scudder Select 500 Fund

Scudder Cash Reserves Fund	Scudder Short Duration Fund

Scudder-Dreman Financial Services Fund	Scudder Short-Term Bond Fund

Scudder-Dreman High Return Equity Fund	Scudder Short-Term Municipal Bond Fund

Scudder Dreman-Small Cap Value Fund	Scudder Small Cap Growth Fund

Scudder Development Fund	Scudder Small Company Stock Fund

Scudder Dynamic Growth Fund	Scudder Small Company Value Fund

Scudder EAFE Equity Index Fund	Scudder Strategic Income Fund

Scudder Emerging Markets Debt Fund	Scudder Target 2010 Fund

Scudder Emerging Markets Growth Fund	Scudder Target 2011 Fund

Scudder Emerging Markets Income Fund	Scudder Target 2012 Fund

Scudder Fixed Income Fund	Scudder Target 2013 Fund

Scudder Flag Investors Communications Fund	Scudder Tax Advantaged Dividend Fund

Scudder Flag Investors Equity Partners Fund	Scudder Total Return Bond Fund

Scudder Flag Investors Value Builder Fund	Scudder Total Return Fund

Scudder Florida Tax-Free Income Fund	Scudder US Bond Index Fund

Scudder Focus Value Plus Growth Fund	Scudder US Government Securities Fund

Scudder Global Bond Fund	Scudder Worldwide 2004 Fund

Scudder Global Discovery Fund	Scudder Yieldwise Funds

Scudder Global Fund	o Scudder Yieldwise Government & Agency Money Fund

Scudder GNMA Fund	o Scudder Yieldwise Money Fund

Scudder Gold and Precious Metals Fund	o Scudder Yieldwise Municipal Money Fund

Scudder Greater Europe Growth Fund	Scudder Investments VIT Funds

Scudder Growth Fund	o Scudder EAFE Equity Index Fund

Scudder Growth & Income Fund	o Scudder Equity 500 Index Fund

Scudder High Income Fund	o Scudder Real Estate Securities Portfolio

Scudder High Income Plus Fund	o Scudder Small Cap Index Fund

Scudder High Income Opportunity Fund	Scudder Variable Series I

Scudder Income Fund	o Scudder Bond Portfolio

Scudder Institutional Funds	o Scudder Balanced Portfolio

o Cash Management Fund	o Scudder Growth and Income Portfolio

o Cash Reserves Fund

o Scudder Capital Growth Portfolio	o SVS Janus Growth and Income Portfolio

o Scudder 21st Century Growth Portfolio	o SVS Janus Growth Opportunities Portfolio

o Scudder Global Discovery Portfolio	o SVS MFS Strategic Value Portfolio

o Scudder International Portfolio	o SVS Turner Mid Cap Growth Portfolio

o Scudder Health Sciences Portfolio	o SVS Oak Strategic Equity Portfolio

o Money Market Portfolio	o Scudder Fixed Income Portfolio

Scudder Variable Series II	o Scudder Global Blue Chip Portfolio

o Scudder Aggressive Growth Portfolio	o Scudder Government & Agency Securities Portfolio

o Scudder Blue Chip Portfolio	o Scudder Growth Portfolio

o Scudder Large Cap Value Portfolio	o Scudder High Income Portfolio

o SVS Davis Venture Value Portfolio	o Scudder International Select Equity Portfolio

o SVS Dreman Financial Services Portfolio	o Scudder Money Market Portfolio

o SVS Dreman High Return Equity Portfolio	o Scudder Small Cap Growth Portfolio

o SVS Dreman Small Cap Value Portfolio	o Scudder Strategic Income Portfolio

o SVS Eagle Focused Large Cap Growth Portfolio	o Scudder Technology Growth Portfolio

o SVS Focus Value+Growth Portfolio	o Scudder Total Return Portfolio

o SVS Index 500 Portfolio	Tax-Exempt California Money Market Fund

o SVS Invesco Dynamic Growth Portfolio

The following information is added to or amends each Fund’s Statement of Additional Information:

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

September 27, 2004

SCUDDER INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder California Tax-Free Income Fund	Scudder New York Tax-Free Income Fund

Scudder Emerging Markets Income Fund	Scudder PreservationPlus Income Fund

Scudder Fixed Income Fund	Scudder S&P 500 Stock Fund

Scudder Florida Tax-Free Income Fund	Scudder Short Duration Fund

Scudder Global Bond Fund	Scudder Short-Term Bond Fund

Scudder High Income Fund	Scudder Short-Term Municipal Bond Fund

Scudder High Income Opportunity Fund	Scudder Strategic Income Fund

Scudder Income Fund	Scudder US Government Securities Fund

Scudder Massachusetts Tax-Free Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s prospectus under the heading “Choosing a Share Class — Class A shares”:

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

For all funds except Scudder Short Duration Fund, Scudder Short-Term Bond Fund and Scudder Short-Term Municipal Bond Fund:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% (1.00% for Scudder S&P 500 Stock Fund) on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

September 28, 2004

SMF-3644

SCUDDER INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund	Scudder International Select Equity Fund

Scudder Aggressive Growth Fund	Scudder Japanese Equity Fund

Scudder Blue Chip Fund	Scudder Large Cap Value Fund

Scudder Capital Growth Fund	Scudder Large Company Growth Fund

Scudder-Dreman Financial Services Fund	Scudder Large Company Value Fund

Scudder-Dreman High Return Equity Fund	Scudder Latin America Fund

Scudder-Dreman Small Cap Value Fund	Scudder Micro Cap Fund

Scudder Dynamic Growth Fund	Scudder Mid Cap Growth Fund

Scudder Emerging Markets Growth Fund	Scudder New Europe Fund

Scudder Flag Investors Communications Fund	Scudder Pacific Opportunities Fund

Scudder Flag Investors Equity Partners Fund	Scudder Pathway Series: Conservative Portfolio

Scudder Flag Investors Value Builder Fund	Scudder Pathway Series: Growth Portfolio

Scudder Focus Value+Growth Fund	Scudder Pathway Series: Moderate Portfolio

Scudder Global Discovery Fund	Scudder RREEF Real Estate Securities Fund

Scudder Global Fund	Scudder Select 500 Fund

Scudder Gold and Precious Metals Fund	Scudder Small Cap Growth Fund

Scudder Greater Europe Growth Fund	Scudder Small Company Stock Fund

Scudder Growth and Income Fund	Scudder Small Company Value Fund

Scudder Growth Fund	Scudder Tax Advantaged Dividend Fund

Scudder International Equity Fund	Scudder Total Return Fund

Scudder International Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund’s prospectus under the heading “Choosing a Share Class — Class A shares”:

You may be able to lower your Class A sales charges if:

o	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

o	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

o	you are investing a total of $50,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o	reinvesting dividends or distributions

o	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o	a current or former director or trustee of the Deutsche or Scudder mutual funds

o	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

September 28, 2004

SMF-3642

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Income Fund

Scudder International Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Strategic Income Fund

Scudder Total Return Fund

Scudder US Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds. Effective August 13, 2004 the above-referenced Funds’ Class I shares will be renamed Institutional Class.

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Purchases of Class I Shares”:

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in the Fund’s prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares of the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Fund’s transfer agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

August 13, 2004

Scudder 21st Century Growth Fund	Scudder International Select Equity Fund
Scudder Aggressive Growth Fund	Scudder Japanese Equity Fund
Scudder Blue Chip Fund	Scudder Large Cap Value Fund
Scudder California Tax-Free Income Fund	Scudder Large Company Growth Fund
Scudder Capital Growth Fund	Scudder Large Company Value Fund
Scudder-Dreman Financial Services Fund	Scudder Latin America Fund
Scudder-Dreman High Return Equity Fund	Scudder Managed Municipal Bond Fund
Scudder-Dreman Small Cap Value Fund	Scudder Massachusetts Tax-Free Fund
Scudder Dynamic Growth Fund	Scudder Micro Cap Fund
Scudder Emerging Markets Growth Fund	Scudder Mid Cap Fund
Scudder Emerging Markets Income Fund	Scudder New Europe Fund
Scudder European Equity Fund	Scudder New York Tax-Free Income Fund
Scudder Fixed Income Fund	Scudder Pacific Opportunities Fund
Scudder Flag InvestorsCommunications Fund	Scudder Pathway Series — Conservative Portfolio
Scudder Flag Investors Equity Partners Fund	Scudder Pathway Series — Growth Portfolio
Scudder Flag Investors Value Builder Fund	Scudder Pathway Series — Moderate Portfolio
Scudder Florida Tax-Free Income Fund	Scudder PreservationPlus Income Fund
Scudder Focus Value + Growth Fund	Scudder RREEF Real Estate Securities Fund
Scudder Global Fund	Scudder S&P 500 Stock Fund
Scudder Global Biotechnology Fund	Scudder Select 500 Fund
Scudder Global Bond Fund	Scudder Short Duration Fund
Scudder Global Discovery Fund	Scudder Short-Term Bond Fund
Scudder Gold and Precious Metals Fund	Scudder Short-Term Municipal Bond Fund
Scudder Greater Europe Growth Fund	Scudder Small Cap Growth Fund
Scudder Growth Fund	Scudder Small Company Stock Fund
Scudder Growth and Income Fund	Scudder Small Company Value Fund
Scudder Health Care Fund	Scudder Strategic Income Fund
Scudder High Income Fund	Scudder Tax Advantaged Dividend Fund
Scudder High Income Opportunity Fund	Scudder Technology Fund
Scudder High Yield Tax-Free Fund	Scudder Technology Innovation Fund
Scudder Income Fund	Scudder Total Return Fund
Scudder Intermediate Tax/AMT Free Fund	Scudder U.S. Government Securities Fund
Scudder International Fund
Scudder International Equity Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A.	Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

October 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2004

Scudder MG Investments Trust

Scudder Municipal Bond Fund — Investment Class

Scudder Municipal Bond Fund — Institutional Class

Scudder Short-Term Municipal Bond Fund — Investment Class

Scudder Short-Term Municipal Bond Fund — Institutional Class

Scudder Short-Term Municipal Bond Fund — Class A Shares

Scudder Short-Term Municipal Bond Fund — Class B Shares

Scudder Short-Term Municipal Bond Fund — Class C Shares

Scudder MG Investments Trust (formerly, Morgan Grenfell Investment Trust) (the “Trust”) is an open-end, management investment company consisting of ten investment portfolios (with regard to the two portfolios addressed in this Statement of Additional Information (“SAI”) each a “Fund,” collectively, the “Funds”), each having separate and distinct investment objectives and policies. The Funds described in this SAI are classified as “diversified” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The information contained in this SAI generally supplements the information contained in each Fund’s Institutional Class or Investment Class Prospectus dated March 1, 2004, or the Short-Term Municipal Bond Fund’s Class A, B and C share Prospectus dated March 1, 2004, as amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”). This SAI is not a prospectus, and should be read only in conjunction with each Fund’s Prospectus.

No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

The audited financial statements for each Fund are included in each Fund’s annual report, which we have filed electronically with the Securities and Exchange Commission (the “SEC”) and which are incorporated by reference into this SAI. A copy of each Prospectus may be obtained without charge from Shareholder Services, by calling 1-800-621-1048 or 1-800-730-1313 for the Institutional Class or by writing to Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

Deutsche Asset Management, Inc. (the “Advisor” or “DeAM, Inc.”) serves as investment advisor and administrator to each Fund. Scudder Distributors, Inc. (the “Distributor” or “SDI”) serves as each Fund’s principal underwriter and distributor.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of a Fund may not be available in certain states. Please call 1-800-621-1048 or 1-800-730-1313 for the Institutional Class to determine availability in your state.

i

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following is a description of each Fund’s investment objectives and policies. There can, of course, be no assurance that a Fund will achieve its investment objectives. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of each Fund.

Investment Objectives and Policies

Municipal Bond Fund

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from regular federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade bonds that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade municipal securities that are rated in the fourth highest category, or, if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). Up to 20% of the Fund’s total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

Short-Term Municipal Bond Fund

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities that pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The Fund invests primarily in investment grade short-term municipal securities that are either rated in one of the three highest rating categories by one of the major independent rating agencies, or, if unrated, considered by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category, or if unrated, considered by the Advisor to be of comparable quality. In the event that any security is downgraded, the Advisor will determine whether to hold or sell such security, provided that that Fund will not hold more than 5% of its net assets in securities that are rated below investment grade (junk bonds). Up to 20% of the Fund’s total assets may be invested in certain taxable securities in order to maintain liquidity. Securities may be purchased on a when-issued basis.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to a Fund without the approval of a “majority” (as defined in the 1940 Act) of the outstanding shares of that Fund. For the purposes of the 1940 Act, “majority” means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below for each Fund and fundamental investment restriction (3) listed below for Municipal Bond Fund.

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In addition, the policy of each Fund to invest at least 80% of its net assets in tax-exempt securities has been designated as fundamental.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust’s Board of Trustees without shareholder approval.

INVESTMENT RESTRICTIONS THAT APPLY TO SHORT-TERM MUNICIPAL BOND FUND

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Short-Term Municipal Bond Fund:

(1)	Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund’s investment policy, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2)	Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3)	Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4)	Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5)	Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6)	Make loans, except that the Fund may lend Fund securities in accordance with the Fund’s investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original Issuance of the securities.

(7)	Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(8)	Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the US Government or any of its agencies or instrumentalities.

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In addition, Short-Term Municipal Bond Fund will adhere to the following fundamental investment restriction:

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the US Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Short-Term Municipal Bond Fund:

(a)	Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b)	Purchase securities of other US-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c)	Invest for the purpose of exercising control over or management of any company.

(d)	Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities (10% limitation for Municipal Bond Fund). Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

“Value” for the purposes of the foregoing investment restrictions shall mean the market value used in determining each Fund’s net asset value.

INVESTMENT RESTRICTIONS THAT APPLY TO MUNICIPAL BOND Fund

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Municipal Bond Fund:

(1)	Acquire more than 10% of the voting securities of any one issuer.

(2)	Invest in companies for the purpose of exercising control.

(3)	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

3

(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements.

(5)	Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

(6)	Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, the Fund may invest in municipal securities or other obligations secured by real estate or interests therein.

(7)	Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

(8)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

(9)	Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

(10)	Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

(11)	Purchase or retain securities of an issuer if an officer, trustee, partner or director of the Fund or any investment advisor of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

(12)	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

(13)	Write or purchase puts, calls, options or combinations thereof or invest in warrants, except that the Fund may purchase “put” bonds.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS. The Trust may not, on behalf of Municipal Bond Fund:

(1)	The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund’s total assets. An illiquid security is a security that cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	The Fund may not purchase securities of other US-registered investment companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Funds. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Funds’ investment in a particular type of security is limited to a certain percentage of the Funds’ assets, that percentage limitation is listed

4

in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds. As a matter of non-fundamental operating policy, the Funds may be subject to additional restrictions.

INVESTMENT PRACTICE	Municipal Bond Fund	Short-Term Municipal Bond Fund
KEY TO TABLE:
☐ Permitted without stated limit
☐ Permitted without stated limit, but not expected to be used to a significant extent
☒ Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock	☒	☒
Warrants	☒	☒
Preferred Stock	☒	☒
Convertible Securities	☒	☒
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	☐	☐
Obligations of Banks and Other Financial Institutions	20%	20%
Certificates of Deposit and Banker’s Acceptances	20%	20%
Commercial Paper	☐	☐
Variable Rate Master Demand Notes	☐	☐
U.S. Government Securities	20%	20%
Custodial Receipts	☒	☒
Zero Coupon Securities and Deferred Interest Bonds	☒	☒

5

INVESTMENT PRACTICE	Municipal Bond Fund	Short-Term Municipal Bond Fund
KEY TO TABLE:
☐ Permitted without stated limit
☐ Permitted without stated limit, but not expected to be used to a significant extent
☒ Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
Variable Rate Securities	☐	☐
Inverse Floating Rate Securities	☒	☒
Lower-Rated Debt Securities	5%	5%
Put Bonds	☐	☐
MUNICIPAL SECURITIES
Municipal Notes	☐	☐
Tax Anticipation Notes	☐	☐
Revenue Anticipation Notes	☐	☐
Bond Anticipation Notes	☐	☐
Tax and Revenue Anticipation Notes	☐	☐
Construction Loan Notes	☐	☐
Miscellaneous, Temporary and Anticipatory Instruments	☐	☐
Tax-Exempt Commercial Paper	☐	☐
Municipal Securities	At least 80%	At least 80%
General Obligation Bonds	☐	☐
Revenue Bonds	☐	☐

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INVESTMENT PRACTICE	Municipal Bond Fund	Short-Term Municipal Bond Fund
KEY TO TABLE:
☐ Permitted without stated limit
☐ Permitted without stated limit, but not expected to be used to a significant extent
☒ Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
Private Activity Bonds	☐	☐
Tender Option Bonds	☐	☐
Municipal Leases, Certificates of Participation and Other Participation Interests	5%	5%
Pre-Refunded Securities	☐	☐
Auction Rate Securities	☐	☐
Pay-in-Kind Securities	☒	☒
DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	☒	☐
Options on Securities Indices	☒	☐
Options on Non-US Securities Indices	☒	☒
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts	☒	☐
Futures Contracts on Securities Indices	☒	☐
Options on Futures Contracts (including Contracts on Securities Indices)	☒	☐

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INVESTMENT PRACTICE	Municipal Bond Fund	Short-Term Municipal Bond Fund
KEY TO TABLE:
☐ Permitted without stated limit
☐ Permitted without stated limit, but not expected to be used to a significant extent
☒ Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
Swap Agreement	☐	☐
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
Hedging Strategies	☐	☐
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Government Guaranteed Mortgage-Backed Securities	20%	20%
Ginnie Mae Certificates	20%	20%
Fannie Mae Certificates	20%	20%
Freddie Mac Certificates	20%	20%
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)	☒	☒
Private Issued Mortgage-Backed Securities	☒	☒
Asset-Backed Securities	☒	☒
SECURITIES OF NON-U.S. ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	☒	☒
Foreign Corporate Debt Securities	☒	☒
Foreign Government Debt Securities	☒	☒

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INVESTMENT PRACTICE	Municipal Bond Fund	Short-Term Municipal Bond Fund
KEY TO TABLE:
☐ Permitted without stated limit
☐ Permitted without stated limit, but not expected to be used to a significant extent
☒ Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
Investments in Emerging Markets	☒	☒
CURRENCY MANAGEMENT
Currency Exchange Transactions	☒	☒
Currency Hedging Transactions	☒	☒
Forward Currency Exchange Contracts	☒	☒
Options on Foreign Currencies	☒	☒
OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	10%	15%
When-Issued and Delayed Delivery Securities	☐	☐
Repurchase Agreements	20%	20%
Mortgage Dollar Rolls	☒	☒
Lending of Portfolio Securities	☒	33 1/3%
Borrowing	10%	33 1/3%
Short Sales	☒	☐
Other Investment Companies	10%	10%

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INVESTMENT PRACTICE	Municipal Bond Fund	Short-Term Municipal Bond Fund
KEY TO TABLE:
☐ Permitted without stated limit
☐ Permitted without stated limit, but not expected to be used to a significant extent
☒ Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

Temporary Defensive Investments	20%	20%

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Put Bonds. Each of the Funds may invest in “put” bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those “put” bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises (“US Government securities”). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

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Each of the Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities.

Variable and Floating Rate Instruments. Each of the Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor’s Ratings Group (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P’s, Moody’s and certain other recognized rating organizations.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Lower Quality Debt Obligations — “Junk Bonds.” These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

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Below investment grade bonds (junk bonds) will also be affected by the market’s perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor’s judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund’s net asset value.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Municipal Securities. The Funds may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include “private activity” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

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The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Fund’s original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Funds’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Advisor, pursuant to guidelines adopted by the Board of Trustees of the Trust, to be liquid securities for the purpose of such Fund’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund. No Fund may invest more than 5% of its net assets in municipal leases.

Each of the Funds may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund’s participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues,

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such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. Each of the Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

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However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate. Each Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. See “Taxes.” Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of complying with the 20% limitation on each Fund’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund’s assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Fund (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below, subject to its fundamental investment restrictions, for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of a Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

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In the course of pursuing these investment strategies, Short-Term Municipal Bond Fund may purchase and sell exchange-listed and over the counter put and call options on securities, fixed-income indices and other financial instruments; and may purchase and sell futures contracts and options thereon. Each Fund may enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of a Fund’s assets, determined at the time of purchase, are required to be invested in municipal securities that pay interest exempt from regular federal income tax, and as limited by the Fund’s other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options (for Short-Term Municipal Bond Fund only). Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying

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instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options

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purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of such Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures (for Short-Term Municipal Bond Fund only). The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

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Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Third Party Puts. A Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of that Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. See “Taxes.” However, the Advisor seeks to manage a Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of

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cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Mortgage-Backed Securities

General. The Funds may invest, to a limited extent, in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining

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interest rates, prepayment of loans underlying mortgage-backed securities can be expected to accelerate, and thus impair a Fund’s ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed securities. The occurrence of mortgage prepayments is affected by various other factors, including general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Many mortgage-backed securities may be considered derivative instruments.

Mortgage-Backed. Each of the Funds may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities or government-sponsored enterprises such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States (and are supported by the credit of the instrumentality). The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors, net of certain fees. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by a Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily objective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Fund with a portfolio maturity policy and make needed adjustments to comply with such Funds’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund’s custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust’s Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

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If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller’s estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

“When-Issued” Purchases and Forward Commitments (Delayed Delivery). Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a “when-issued” or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain, including a distribution by a Fund, would be taxable to shareholders.

When a Fund agrees to purchase securities on a “when-issued” or forward commitment basis, the Fund’s custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. The market value of a Fund’s net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When a Fund engages in “when-issued” and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. Each Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the

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case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See “Investment Restrictions.”

Lending Portfolio Securities. The Short-Term Municipal Bond Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by a Fund, may not exceed 33 1/3% of the value of the Fund’s total assets. The Fund’s loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund’s loans of securities will be maintained at all times in a segregated account with the Fund’s custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “placing broker.” No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, the Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. Each Fund is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” and “Taxes” below.

Concentration of Investments. As a matter of fundamental policy, neither Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities). Currently, it is not anticipated that either Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Fund’s total assets may be invested in single family and multi-family housing obligations. To the extent a Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

Restricted Securities. A Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933. Although Rule 144A Securities have not been registered under the Securities Act, they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund’s Board of Trustees has established guidelines and procedures for the Advisor to utilize to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

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Short Sales (for Short-Term Municipal Bond Fund only). The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales “against the box,” allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, each of the Funds may invest up to 20% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. Each of the Funds may purchase commercial paper. Each Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Fixed Income Securities — Variable and Floating Rate Instruments.”

Bank Obligations. Each Fund’s investments in money market instruments may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount

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of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds to invest in securities for their own accounts, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, the Trust’s Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Funds in the same security. The Trust’s Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ advisor and its affiliates (including each Fund’s Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code’s preclearance and other requirements. Among other things, the Consolidated Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by a Fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Portfolio Turnover. A Fund’s portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. A Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund’s primary investments are equity securities. A high rate of portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase income tax liability of the Fund’s shareholders.

The following table sets forth the portfolio turnover rates for each Fund during the periods indicated:

	For the Fiscal Year Ended
	2003	2002
Scudder Municipal Bond Fund	18%	17%
Scudder Short-Term Municipal Bond Fund	34%	34%

Administrator. Deutsche Asset Management, Inc. (the “Administrator”), 280 Park Avenue, New York, New York 10017, serves as the Trust’s administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the SEC and state securities commissions; and provide accounting and bookkeeping services for each Fund, including the computation of each Fund’s net asset value, net investment income and net realized capital gains, if any.

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For its services under the Administration Agreement, the Administrator receives a monthly fee at the following annual rate of the aggregate average daily net assets of each Fund: 0.12%. The administrator pays accounting agency and transfer agency fees out of the Administration fee. Previously, these fees were charged directly to each Fund. Net Fund Operating Expenses are unchanged since the Advisor has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of each Fund to the specified percentage of the Fund’s net assets as described in the Expense Information tables in the Prospectus.

The following table sets forth the net administration fees that each Fund paid the Administrator during the periods indicated:

	For the Fiscal Year Ended
	2003	2002	2001
Scudder Municipal Bond Fund	$539,758	$538,605	$632,150
Scudder Short-Term Municipal Bond Fund	$813,411	$285,709	$199,179

The Administration Agreement provides that the Administrator will not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Expenses of The Trust. The expenses borne by each Fund include: (i) fees and expenses of any investment advisor and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Advisor; (x) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust’s auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (xiv) expenses of an extraordinary and nonrecurring nature.

Transfer Agent. Scudder Investments Service Company (the “Transfer Agent” or “SISC”) acts as each Fund’s transfer and dividend disbursing agent pursuant to a transfer agency agreement (the “Transfer Agency Agreement”), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust’s Board of Trustees concerning the operations of each Fund. Prior to December 16, 2002 Investment Company Capital Corp. acted as each Fund’s transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Funds and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) pursuant to which Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 (the “Distributor” or “SDI”), as agent, serves as principal underwriter for the continuous offering of shares of each Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. Certain classes of each Fund are not subject to sales loads or distribution fees. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of these particular classes of each Fund.

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The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of such parties. The Distribution Agreement was most recently approved on August 20, 2003 by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or “interested persons” of any such parties. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days’ written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days’ written notice to the Trust.

Class A, B and C Shares Only. In addition, with respect to Class A, B and C Shares of Short-Term Municipal Bond Fund these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions’ ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution’s fee schedule.

As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the respective average daily net assets attributable to such class. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.) For the fiscal year ended October 31, 2003, the Funds paid shareholder servicing and distribution to the Distributor fees as follows:

Fund And Class	Distribution Fee	Shareholder Servicing Fee	CDSC Fees Paid
Scudder Municipal Bond Fund - Investment Class	N/A	$31,709	N/A
Scudder Short-Term Municipal Bond Fund - Class A*	$119,853	N/A	$14,247
Scudder Short-Term Municipal Bond Fund - Class B*	$14,479	$4,477	$6,661
Scudder Short-Term Municipal Bond Fund - Class C*	$175,026	$54,346	$10,493
Scudder Short-Term Municipal Bond Fund - Investment Class	N/A	$219,104	N/A

*	For the period February 28, 2003 (commencement of sales of Class A, B and C shares) to October 31, 2003.

Short-Term Municipal Bond Fund Class A, B and C shares were offered for the first time with their Prospectus dated February 28, 2003.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company’s board of directors and approved by their shareholders. Short-Term Municipal Bond Fund has adopted plans of distribution for its Class A, B and C Shares (the “Plans”). Under the Plans, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

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In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Board of Trustees makes a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund’s outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to participating dealers and shareholder servicing agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor’s actual cost of providing distribution services and may be used to pay the Distributor’s overhead expenses. If the cost of providing distribution services to the Class A shares is less than 0.25% of the Class A shares’ average daily net assets for any period or if the cost of providing distribution services to the Class B and C shares is less than 0.75% of the classes’ respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of each Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

During the fiscal year ended October 31, 2003, the Distributor received commissions on the sale of Scudder Short-Term Municipal Bond Fund’s Class A shares in the amount of $222,332. Scudder Municipal Bond Fund does not offer Class A shares.

Custodian. State Street Bank and Trust Company (the “Custodian” or “SSB”), One Heritage Drive-JPB/2N, North Quincy, MA 02171, serves as the Trust’s custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (v) makes periodic reports to the Trust’s Board of Trustees concerning a Fund’s operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund.

Prior to April 4, 2003, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, served as the Trust’s custodian.

Service Plan (Investment Class Shares Only). Each Fund has adopted a service plan (the “Service Plan”) with respect to its Investment Class shares, which authorizes it to compensate service organizations whose customers invest in Investment Class shares of the applicable Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, a Fund may enter into agreements with service organizations (“Service Agreements”). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment Class shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) participant level recordkeeping, sub-accounting, and other

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administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law.

As compensation for such services, each service organization of a Fund is entitled to receive a service fee pursuant to its Service Agreement in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Investment Class shares, as applicable, attributable to customers of such service organizations. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust’s Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans for Investment Class shares, Investment Class shares of a Fund that are beneficially owned by customers of a service organization will convert automatically to Institutional Class shares of the same Fund in the event that such service organization’s Service Agreement expires or is terminated. Customers of a service organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA may apply to a service organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment Class shares of the Fund. Service organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment Class shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the plan would

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otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

Portfolio Transactions. Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. In executing portfolio transactions, the Advisor seeks to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The Advisor may also consider, in placing orders for the Funds with a broker-dealer, sales of a Fund’s shares, or sales of the shares of any funds that are managed by the Advisor or its affiliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, a Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, a Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to each Fund’s Investment Advisory Agreement, the Advisor selects broker-dealers in accordance with guidelines established by the Trust’s Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, each Fund’s Investment Advisory Agreement authorizes the Advisor, subject to the periodic review of the Trust’s Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to a Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by a Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to a Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Advisor did not pay brokerage commissions on behalf of the Funds for research services.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other

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cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Board of Trustees and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker’s commission is “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time....”

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which it acts as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not “interested persons” of a Fund or the Advisor, not to be comparable to a Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not “interested persons” of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to a Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. A Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

Affiliated Brokers do not knowingly participate in commissions paid by a Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal year ended October 31, 2001, the Funds did not pay brokerage commissions. For the fiscal years ended October 31, 2002 and October 31, 2003, the Trust, which includes the Funds, paid $2,243,000 and $3,069,000 respectively in brokerage commissions.

As of October 31, 2003, the Funds held no securities of its regular broker-dealers.

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PURCHASES AND REDEMPTIONS OF SHARES

General Information

Shares of the Funds are distributed by Scudder Distributors, Inc. Municipal Bond Fund offers two classes of shares, Institutional and Investment shares. Short-Term Municipal Bond Fund offers five classes of shares, Classes A, B, C, Institutional and Investment shares. General information on how to buy shares of each Fund is set forth in “Buying and Selling Fund Shares” in the Funds’ Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized shareholder service agent. In order to make an initial investment in Investment shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Short-Term Municipal Bond Fund Class A, B and C Shares by establishing a shareholder account directly with the Fund’s transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares, as well as Class A, B and C Shares for Short-Term Municipal Bond Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, SISC, will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

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Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount

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record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1(1)		Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25% - 0.50%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan’s assets grow to exceeding exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of Short-Term Municipal Bond Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the

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purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.00%	2.04%	1.50%
$100,000 but less than $250,000	1.75	1.78	1.25
$250,000 but less than $500,000	1.50	1.52	1.00
$500,000 but less than $1 million	1.25	1.26	1.00
$1 million but less than $5 million	—	—	1.00
$5 million but less than $50 million	—	—	0.50
$50 million and over	—	—	0.25

*	The Offering Price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Funds;

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

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(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at

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net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Short-Term Municipal Bond Fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of Short-Term Municipal Bond Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described below. Flex Plans established prior to

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October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled “Buying and Selling Shares” in the Funds’ prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for a Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your financial representative or call Shareholder Services at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these

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individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

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The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of Short-Term Municipal Bond Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year’s charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

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(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice,

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including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends and Distributions

Each Fund intends to accrue daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December. Although the Funds do not have a policy of maintaining a stable dividend, the Funds typically seek to avoid month-to-month fluctuations in the dividend. As a result, there is a risk that a Fund’s dividends in a year may exceed its taxable income, which would result in a return of capital to shareholders.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income (including short-term capital gain) distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends and distributions of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend and distribution checks (and future dividends and distributions) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of investment company taxable income and distributions of net realized capital gains are taxable, whether made in shares or cash.

Each dividend distribution is accompanied by a brief explanation of the form and character of the dividend or distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

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An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses)

43

and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. However, any dividends paid by each Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from debt securities. Because the Funds invest primarily in tax-exempt bonds and are not permitted to invest in equity securities, the Funds do not expect any portion of Fund distributions to be treated as qualified dividend income.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder’s gross income.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in the Funds’ annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of

44

buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax effects of certain transactions. The Funds’ use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the fund to recognize taxable income in excess of any cash received from the investment.

Under current law, each Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, to the extent it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid having to pay federal income or excise tax.

Each Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” A Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other

45

third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a Fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by such Fund.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in the Fund. Shareholders should consult their tax advisors for more information.

Furthermore, if shares of a Fund are redeemed or exchanged by a shareholder after having been held for less than 91 days and (1) some or all of the redemption proceeds are reinvested in the shares of the same Fund or another mutual fund pursuant to the reinvestment privilege, or (2) such shares are exchanged for shares of another mutual fund pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinvestment or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as taxable distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds’ agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Funds’ affairs and for exercising the Funds’ powers, except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided, for each Trustee and Officer of the Trust and the Funds’ Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Funds (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds’ advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with each Fund and the Trust.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation^3 (April 1996 to present); Member of the Board, Hollinger International, Inc.^3 (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.^3 International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining^3 (mining and exploration) (1998-February 2001), Archer Daniels Midland Company^3 (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).	68

S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66

47

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension Fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66

Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly; Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.3 (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).	66

Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66

Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66

William N. Searcy 9/03/46 Trustee since 1993	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation3 (telecommunications) (since November 1989).	66

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Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		69

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

Richard T. Hale^4 7/17/45 Chairman and Trustee since 2002 Chief Executive Officer since 2003	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).	201

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years

Brenda Lyons^5 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

Kenneth Murphy^5 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).

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Name, Date of Birth, Position with the Fund and Length of Time Served^1,^2	Business Experience and Directorships During the Past 5 Years
Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Charles A. Rizzo^5 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone^5 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda H. Stebbins^5 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo^5 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

John Millette^5 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Secretary of the Funds (1999-2003); Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson^5 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

^1	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
^2	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are each a series.

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^3	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
^4	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
^5	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy: Vice President

Caroline Pearson: Secretary

Trustee Ownership in the Funds^1

Trustee	Dollar Range of Beneficial Ownership in Municipal Bond Fund	Dollar Range of Beneficial Ownership in Short-Term Municipal Bond Fund	Aggregate Dollar Range of Ownership as of 12/31/03 in all Funds Overseen by Trustee in the Fund Complex^2
Independent Trustees:
Richard R. Burt	None	None	Over $100,000
S. Leland Dill	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Joseph R. Hardiman	None	None	Over $100,000
Richard J. Herring	$10,001-$50,000	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	None	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy	None	None	Over $100,000
Robert H. Wadsworth	None	None	Over $100,000

Interested Trustee
Richard T. Hale	None	None	Over $100,000

^1	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to a Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
^2	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustees’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

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Ownership in Securities of the Advisor and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of each Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of each Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt	—	None	—	—	—
S. Leland Dill	—	None	—	—	—
Martin J. Gruber	—	None	—	—	—
Joseph R. Hardiman	—	None	—	—	—
Richard Herring	—	None	—	—	—
Graham E. Jones	—	None	—	—	—
Rebecca W. Rimel	—	None	—	—	—
Philip Saunders, Jr.	—	None	—	—	—
William N. Searcy	—	None	—	—	—
Robert H. Wadsworth	—	None	—	—	—

Securities Beneficially Owned

As of December 31, 2003, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund’s knowledge, as of February 17, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of February 17, 2004, 1,178,440 shares in the aggregate, or 51.13% of the outstanding shares of Scudder Municipal Bond Fund, Investment Class were held in the name of National Investor Services, for the benefit of customers, 55 Water Street, New York, NY 10041, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 716,531 shares in the aggregate, or 31.09% of the outstanding shares of Scudder Municipal Bond Fund, Investment Class were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 12,759,656 shares in the aggregate, or 46.65% of the outstanding shares of Scudder Municipal Bond Fund, Institutional Class were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 2,150,457 shares in the aggregate, or 7.86% of the outstanding shares of Scudder Municipal Bond Fund, Institutional Class were held in the name of Bost & Co., for the benefit of customers, P.O. Box 3198, Pittsburgh, PA 15230, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 1,559,527 shares in the aggregate, or 5.70% of the outstanding shares of Scudder Municipal Bond Fund, Institutional Class were held in the name of SEI Trust Co., for the benefit of customers, 1 Freedom Valley Drive, Oaks, PA 19456, who may be deemed to be the beneficial owner of certain of these shares.

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As of February 17, 2004, 3,604,287 shares in the aggregate, or 17.96% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Investment Class were held in the name of National Investor Services, for the benefit of customers, 55 Water Street, New York, NY 10041, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 8,797,817 shares in the aggregate, or 23.17% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Institutional Class were held in the name of Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 2,279,860 shares in the aggregate, or 18.15% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class A were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 800,128 shares in the aggregate, or 6.37% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class A were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 68,483 shares in the aggregate, or 11.93% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class B were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 33,895 shares in the aggregate, or 5.91% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 31,535 shares in the aggregate, or 5.49% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class B were held in the name of Pershing LLC, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of February 17, 2004, 1,218,830 shares in the aggregate, or 18.11% of the outstanding shares of Scudder Short-Term Municipal Bond Fund, Class C were held in the name of Merrill, Lynch, Pierce Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Trust’s Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for each Fund, confers with the independent auditors regarding each Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

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Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Funds in accordance with the Fund’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

*	Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Funds (as defined in the 1940 Act) (an “Independent Trustee”) receives compensation from the Funds for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Municipal Bond Fund	Compensation from Scudder Short-Term Municipal Bond Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund and the Fund Complex^1
Richard R. Burt	$1,564	$1,884	$0	$168,640
S. Leland Dill	$1,626	$1,964	$0	$141,000
Martin J. Gruber	$1,567	$1,891	$0	$140,939
Richard T. Hale	$0	$0	$0	$0
Joseph R. Hardiman^2	$1,567	$1,891	$0	$136,000
Richard J. Herring^2	$1,567	$1,891	$0	$139,390
Graham E. Jones	$1,567	$1,891	$0	$136,000
Rebecca W. Rimel^2	$1,607	$1,961	$0	$142,780
Philip Saunders, Jr.^2	$1,556	$1,884	$0	$135,970
William N. Searcy	$1,567	$1,891	$0	$136,000
Robert H. Wadsworth	$1,567	$1,891	$0	$170,000

^1	During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).
^2	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

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Certain funds in the Fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust’s Administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair of Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as each Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

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Investment Advisory and Other Services

Deutsche Asset Management, Inc. (“DeAM, Inc.”), 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of several advisory agreements (referred to collectively herein as the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Advisor supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are “interested persons” (as defined in the 1940 Act) of the Advisor. Under the Advisory Agreements, the Trust, on behalf of each Fund, is obligated to pay the Advisor a monthly fee at an annual rate of each Fund’s average daily net assets as follows:

Fund	Annual Rate
Scudder Municipal Bond Fund	0.40%
Scudder Short-Term Municipal Bond Fund	0.40%

Each Fund’s advisory fees are paid monthly and will be prorated if the Advisor did not act as the Fund’s investment advisor during the entire monthly period.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund’s Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund’s most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund’s Board of Trustees.

The following table sets forth the net advisory fees that each Fund paid the Advisor during the periods indicated:

	For the Fiscal Year Ended October 31,
	2003	2002	2001
Scudder Municipal Bond Fund	$1,799,178	$1,795,345	$2,107,627
Scudder Short-Term Municipal Bond Fund	$2,711,345	$952,361	$663,931

Each Advisory Agreement between DeAM, Inc. and the Trust, with respect to each Fund, was last approved on August 20-21, 2003, by a vote of the Trust’s Board of Trustees, including a majority of those Trustees who were not parties to such Advisory Agreement or “interested persons” of any such parties. Each Advisory Agreement will continue in effect with respect to each Fund that it covers only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of such parties, or by a vote of a majority of the outstanding shares of such Fund. Each Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days’ written notice to the Advisor. Termination of an Advisory Agreement with respect to a Fund will not terminate or otherwise invalidate any provision of the Advisory Agreement between the Advisor and any other Fund. The Advisor may terminate the Advisory Agreement at any time without penalty on 60 days’ written notice to the Trust. Each Advisory Agreement terminates automatically in the event of its “assignment” (as such term is defined in the 1940 Act).

In approving the Fund’s Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature, quality and costs (expense ratio) of services provided and to be provided to the Fund and, in that context, the performance of the Fund, including the Fund’s performance relative to its benchmark and its peer group; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and

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benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund’s excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

No one factor was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Each Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Advisor’s obligations under the Advisory Agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Funds and its other accounts, the Advisor allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on a Fund’s pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as a Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust’s advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions. See “Portfolio Transactions.”

DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

GENERAL INFORMATION ABOUT THE TRUST

General. The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the

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Trustees have established the Funds described in this SAI and eight additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established seven classes of shares: Premier shares, Institutional shares, Investment shares, and Class A, B, C and R shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares and Class A, B and C shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares and Class A, B and C shares of a Fund have exclusive voting rights with respect to the service plan adopted by the Fund.

When issued, shares of a Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of a Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of a Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust’s Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shareholder And Trustee Liability. The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other Fund in the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of a Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and

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Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote

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proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of a Fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in shares of a Fund and dividends and distributions paid by the Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

ADDITIONAL INFORMATION

Independent Accountants

PricewaterhouseCoopers LLP, serves as each Fund’s independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the SEC and tax authorities.

Registration Statement

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, a Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The audited financial statements for each Fund for the year ended October 31, 2003, are included in, and incorporated by reference into, this SAI in reliance upon the reports of PricewaterhouseCoopers LLP, each Fund’s independent auditors, as experts in accounting and auditing.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY’S INVESTORS SERVICE, INC.’S SHORT-TERM DEBT RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & Poor’s DIVISION OF THE MCGRAW-HILL COMPANIES, INC. CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

62

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S DIVISION OF THE MCGRAW-HILL COMPANIES, INC. COMMERCIAL PAPER RATINGS

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

63

FITCH INVESTORS SERVICE, INC. BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

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FITCH INVESTORS SERVICE, INC.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1 “ categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS BOND RATINGS

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

65

DUFF & PHELPS PAPER/CERTIFICATES OF DEPOSIT RATINGS

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. A Fund is dependent on the investment advisor’s or investment sub-advisor’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Note:

^1	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Fund’s fiscal year end.

66

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2004

INVESTMENT ADVISOR and ADMINISTRATOR

Deutsche Asset Management, Inc.

345 Park Avenue

New York, NY 10154

DISTRIBUTOR

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

CUSTODIAN

State Street Bank and Trust Company

One Heritage Drive-JPN/2N

North Quincy, MA 02171

TRANSFER AGENT

Scudder Investments Service Company

222 South Riverside Plaza

Chicago, IL 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP

125 High Street

Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

SERVICE INFORMATION

Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, service forms, telephone exchanges, share price and performance.

67

FORM N-14

PART C. OTHER INFORMATION

Item 15.	Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A
(File Nos. 2-81105 and 811-3632).

Item 16.	Exhibits

(1)

		(a	)	Amended and Restated Declaration of Trust, dated December 8, 1987, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

		(b	)	Amendment, dated May 1, 1992, to the Amended and Restated Declaration of Trust, dated December 8, 1987, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

		(c	)	Amendment, dated December 13, 1994, to the Amended and Restated Declaration of Trust, dated December 8, 1987, is filed herein as Exhibit 1(c).

		(d	)	Establishment and Designation of Additional Series of shares, dated April 1, 1985, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

		(e	)	Redesignation of Series, dated October 9, 1990, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

		(f	)	Establishment and Designation of Classes of Shares of Beneficial Interest, $.01 Par Value, Scudder Medium Term Tax Free Fund - Class S Shares and Scudder Medium Term Tax Free Fund - AARP Shares, dated April 19, 2000, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

		(g	)	Amended and Restated Establishment and Designation of Shares of Beneficial Interest, Classes A, B, and C of Scudder Medium Term Tax Free Fund, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

		(h	)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $.01 Par Value, Institutional Class and Investment Class of Scudder Intermediate Tax/AMT Free Fund, dated August 10, 2004, is filed herein as Exhibit 1(h).

(2)

		(a	)	By-laws, dated December 28, 1982, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(b	)	Amendment, dated August 13, 1991, to the By-laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(c	)	Amendment, dated December 10, 1991, to the By-laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(d	)	Amendment, dated February 7, 2000, to the By-laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(e	)	Amendment to the By-Laws of Registrant, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(f	)	Amendment, dated December 10, 2002, to the By-laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

(3)			Not Applicable.

(4)			Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

	(a	)	Sections 1.2(b), 1.2(l), 1.2(m), 2.12, 2.13, 4.1, 4.2 and 4.5; Article V; Article VI; Article VII; and Sections 8.2, 8.3, 8.4, 8.5, 9, and 10.5 of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

	(b	)	Articles I, III, IX, XI and XII(C) of the By-Laws included in response to Item 16(2) of this Part C.

(6)

	(a	)	Investment Management Agreement between the Registrant, on behalf of Scudder Limited Term Tax Free Fund, and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(b	)	Investment Management Agreement between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(c	)	Form of Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder Kemper Investments, Inc., dated July 31, 2000, is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(d	)	Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Zurich Scudder Investments, Inc., dated June 11, 2001, is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(e	)	Investment Management Agreement between the Registrant (on behalf of Scudder Medium Term Tax-Free Fund) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

(7)

	(a	)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(b	)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated May 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(c	)	Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc. (on behalf of Scudder Medium Term Tax Free Fund), dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(d	)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(e	)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(f	)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc., dated September 30, 2002, is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

(8)			Not applicable.

(9)

	(a	)	Custodian Contract with State Street Bank and Trust Company (“State Street Bank”), dated April 12, 1983, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(b	)	Amendment to the Custodian Agreement between the Registrant and State Street Bank, dated August 9, 1988, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(c	)	Amendment to the Custodian Agreement between the Registrant and State Street Bank, dated December 11, 1990, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(d	)	Fee schedule for Exhibit (g)(1) is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(e	)	Subcustodian Agreement between State Street Bank and Morgan Guaranty Trust Company of New York, dated November 25, 1985, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(f	)	Subcustodian Agreement between Irving Trust Company and State Street Bank, dated November 30, 1987, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(g	)	Subcustodian Agreement between Chemical Bank and State Street Bank dated May 31, 1988, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(h	)	Subcustodian Agreement between Security Pacific Bank and Trust Company (New York) and State Street Bank, dated February 18, 1988, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(i	)	Amendment to the Custodian Agreement between the Registrant and State Street Bank, dated February 8, 1999, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(j	)	Amendment to the Custodian Agreement between the Registrant and State Street Bank, dated November 17, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(k	)	Subcustodian Agreement between Bankers Trust Company and State Street Bank, dated August 15, 1989, filed May 1, 1990 is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

(10)

	(a	)	Rule 12b-1 Plans for Scudder Medium Term Tax Free Fund’s Class A, Class B and Class C Shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(b	)	Amended and Restated Plan With Respect to Scudder Medium Term Tax Free Fund pursuant to Rule 18f-3, dated May 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(c	)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(d	)	Amended and Restated Multi-Distribution System Plan with respect to the Registrant pursuant to Rule 18f-3, dated January 31, 2003, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(e	)	Amended and Restated Multi-Distribution System Plan with respect to the Registrant pursuant to Rule 18f-3, dated August 9, 2004, is filed herein as Exhibit 10(e).

(11)			Opinion of Ropes & Gray LLP, including consent, is filed herein as Exhibit 11.

(12)			Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters, is filed herein as Exhibit 12.

(13)

	(a	)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation, dated October 2, 1989, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(b	)	Fee schedule for Exhibit (h)(1) is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(c	)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Limited Term Tax Free Fund, and Scudder Fund Accounting Corporation, dated February 15, 1994, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(d	)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder Fund Accounting Corporation, dated February 21, 1995, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(e	)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Medium Term Tax Free Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(f	)	Administrative Services Agreement (and Fee Schedule thereto) between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder Kemper, Investments, Inc., dated October 2, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(g	)	Amended and Restated Administrative Services Agreement (and Fee Schedule thereto) between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder Kemper, Investments, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(h	)	Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(i	)	Shareholder Services Agreement between the Registrant and Kemper Distributors, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(j	)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(k	)	Amendment No. 1, dated June 11, 2002, to the Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation, dated October 2, 1989, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(l	)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement between the Registrant and Scudder Investments Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

	(m	)	Contractual Expense Limitations, dated October 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-81105 and 811-3632).

(14)

	(a	)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Intermediate Tax/AMT Free Fund, is filed herein as Exhibit 14(a).

	(b	)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Municipal Bond Fund, is filed herein as Exhibit 14(b).

(15)			Not applicable.

(16)			Power of Attorney is filed herein as Exhibit 16.

(17)			Form of Letters of Indemnity is filed herein as Exhibit 17.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on the 13th day of October, 2004.

SCUDDER TAX FREE TRUST

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Charles A. Rizzo Charles A. Rizzo	Treasurer	October 13, 2004

/s/ Henry P. Becton, Jr. Henry P. Becton, Jr.*	Trustee	October 13, 2004

/s/ Dawn-Marie Driscoll Dawn-Marie Driscoll*	Trustee	October 13 2004

/s/ Keith R. Fox Keith R. Fox*	Trustee	October 13, 2004

/s/ Louis E. Levy Louis E. Levy*	Trustee	October 13, 2004

/s/ Jean Gleason Stromberg Jean Gleason Stromberg*	Trustee	October 13, 2004

/s/ Jean C. Tempel Jean C. Tempel*	Trustee	October 13, 2004

/s/ Carl W. Vogt Carl W. Vogt*	Trustee	October 13, 2004

/s/ Julian F. Sluyters Julian F. Sluyters	Chief Executive Officer	October 13, 2004

*By:	/s/ Caroline Pearson
Caroline Pearson**
Assistant Secretary
Dated October 13, 2004

**	Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT INDEX

(1)(c)	Amendment to Declaration of Trust – Exhibit 1(c)

(1)(h)	Amended and Restated Establishment and Designation of Classes – Exhibit 1(h)

(10)(e)	Rule 18f-3 Plan – Exhibit 10(e)

(11)	Opinion of Ropes & Gray LLP – Exhibit 11

(12)	Form of Opinion of Willkie Farr & Gallagher LLP – Exhibit 12

(14)(a)	Consent of PricewaterhouseCoopers LLP – Exhibit 14(a)

(14)(b)	Consent of PricewaterhouseCoopers LLP – Exhibit 14(b)

(16)	Power of Attorney – Exhibit 16

(17)	Form of Letters of Indemnity – Exhibit 17